As filed with the Securities and Exchange Commission on November 21, 1996
                                                       Registration No. 333-4272
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-3

                               AMENDMENT NO. 2 TO
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   04-3310019
                     (I.R.S. employer identification number)


                             One International Place
                                    Room 608
                                Boston, MA 02110
                                 (617) 951-7690

(Address, including zip code, and telephone number, including area code, of registrant's principle executive offices)

                           Corporation Service Company
                                1013 Centre Road
                           Wilmington, Delaware 19805
                                 (302) 998-0595

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                             William J. Cullen, Esq.
                             Thacher Proffitt & Wood
                             Two World Trade Center
                            New York, New York 10048
                                 (212) 912-7682


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     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                CALCULATION OF REGISTRATION FEE
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                                                         Proposed        Proposed
                                                         Maximum         Maximum
                                                         Offering        Aggregate         Amount of
Title of Securities Being                Amount           Price          Offering        Registration
Registered                          to be Registered     Per Unit          Price              Fee
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Mortgage Pass-Through Certificates    $500,000,000         100%        $500,000,000     $151,556.74(1)
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(1) Previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

disclosure in the 424(b) prospectus. You may wish to supplementally furnish the staff with copies of draft pages prior to the use of the prospectus supplement that includes novel or unique features. We would review these draft pages on an expedited basis.

     Response

     The Registrant acknowledges comment no. 38.

Ms. Paula Dubberly
November 21, 1996                                                       Page 16.

     If you should have any questions concerning this response letter, please do not hesitate to call the undersigned at (212) 912-7682 or Sharon Anson at (212) 912-7806.

                                                     Very truly yours,


                                                     /s/ William J. Cullen
                                                     ---------------------------
                                                     William J. Cullen

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED _______, 199_



                                        [Version 1 - Base Prospectus Supplement]


PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 199_)

                            $________________________

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                                    Depositor

               Mortgage Pass-Through Certificates, Series 199__-__

                $_____________ Variable Rate Class A Certificates
                $_____________ Variable Rate Class B Certificates
                $          100 Variable Rate Class R Certificates

                                   -----------

     The Series 199__-__ Mortgage Pass-Through Certificates (the "Certificates") will consist of the following four classes (each, a "Class"): (i) the Class A Certificates and Class R Certificates (collectively, the "Senior Certificates");
(ii) the Class B Certificates; and (iii) the Class C Certificates. Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby.

     It is a condition of their issuance that the Senior Certificates be rated not lower than ____, and that the Class B Certificates be rated not lower than ______, by ___________________.

                                   -----------

 PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
       OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
          INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

       NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED
           OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
                      OR BY THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

   THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   -----------

     Prospective investors should review the information appearing under the caption "Risk Factors" beginning on page S-___ herein and page __ in the Prospectus before purchasing any Offered Certificate.

     See "Index of Principal Definitions" in the Prospectus for location of meanings of capitalized terms used but not defined herein. See "Index of Principal Definitions" herein for location of meanings of those other capitalized terms used herein.

     There is currently no secondary market for the Offered Certificates. _____________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates, but is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. See "Risk Factors-Limited Liquidity" herein. The Offered Certificates will not be listed on any securities exchange.

     The Offered Certificates will be purchased from the Depositor by the Underwriter and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the

                                  [UNDERWRITER]

                             ________________, 199__

(cover continued)

Depositor estimated to be approximately $_____________, will be ______% of the initial aggregate Certificate Balance of the Offered Certificates[, plus accrued interest on the Offered Certificates from the Cut-off Date]. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of DTC and that the Class B and Class R Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or
about _____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by the Depositor, that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, fixed- and adjustable-rate, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool".

     The rights of the holders of the Class B and Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Certificates, and the rights of the holders of the Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class B Certificates, in each case to the extent described herein and in the Prospectus.

     The Class A Certificates will be represented initially by certificates registered in the name of Cede & Co., as nominee of DTC, as described herein. The interests of the beneficial owners of the Class A Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Class A Certificates only under the limited circumstances described herein and in the Prospectus. See "Description of the Certificates-Book-Entry Registration of the Class A Certificates" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class B Certificates and the Class C Certificates (collectively, the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. Transfer of the Class R Certificates will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described herein under "Certain Federal Income Tax Consequences-Special Tax Considerations Applicable to REMIC Residual Certificates" and in the Prospectus under "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".

     Distributions on the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such day is not a business day, then on the next business day, beginning in _____________ 199____ (each, a "Distribution Date"). As described herein, interest distributions on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for each Class of Offered Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Offered Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates (as defined herein) on the Mortgage Loans. Principal distributions on each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, changes in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults

(cover continued)

and liquidations) on the Mortgage Loans. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Effect of Prepayments on Average Life of Certificates" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates"), when offered... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should consider the associated risks, including the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk
Factors-Effect   of  Prepayments  on  Average  Life  of   Certificates"  in  the
Prospectus.]

                              [inside front cover]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED ____________________, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms that are used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.


Title of Certificates...............    Mortgage   Pass-Through    Certificates,
                                        Series 199__-__.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware Corporation. See
                                        "The Depositor" in the  Prospectus.  The
                                        Offered Certificates are not insured or guaranteed by the Depositor, Deutsche
                                        Bank AG or any of their affiliates.

Master Servicer.....................    ____________________.  See "Servicing of
                                        the Mortgage Loans-The Master Servicer" herein.

Special Servicer....................    _____________________. See "Servicing of
                                        the Mortgage Loans-The Special Servicer" herein.

Trustee  ...........................    _____________________.  See "Description
                                        of the Certificates-The Trustee" herein.

REMIC Administrator.................    _____________________.    See   "Certain
                                        Federal            Income            Tax
                                        Consequences-REMICs-Reporting  and Other
                                        Administrative   Matters"   herein   and
                                        "Description      of     the     Pooling
                                        Agreements-Events    of   Default"   and
                                        "-Rights  Upon Event of  Default" in the
                                        Prospectus.

Mortgage Loan Seller................    ________________________.            See
                                        "Description  of the  Mortgage  Pool-The
                                        Mortgage Loan Seller" herein.

Cut-off Date........................    ___________________, 199__.

Delivery Date.......................    On or about ___________________, 199__.

Registration; Denominations.........    The Class A Certificates will be issued,
                                        maintained   and   transferred   on  the
                                        book-entry    records    of    DTC    in
                                        denominations  of $25,000  and  integral
                                        multiples of $1 in excess  thereof.  The
                                        Class B  Certificates  will be issued in
                                        fully  registered,  certificated form in
                                        denominations   of   $100,000   and   in
                                        integral  multiples  of $1,000 in excess
                                        thereof,  with one  Class B  Certificate
                                        evidencing an additional amount equal to
                                        the remainder of the initial Certificate
                                        Balance  of  such  Class.  The  Class  R
                                        Certificates    will   be    issued   in
                                        registered, certificated form in minimum denominations of 20% percentage interest in such Class.

                                        The   Class  A   Certificates   will  be
                                        represented   by  one  or  more   global
                                        Certificates  registered  in the name of
                                        Cede & Co., as nominee of DTC. No person
                                        acquiring  an  interest  in the  Class A
                                        Certificates  (any such person, a "Class
                                        A  Certificate  Owner") will be entitled
                                        to  receive  a  Class A  Certificate  in
                                        fully  registered,  certificated form (a
                                        "Definitive   Class   A   Certificate"),
                                        except  under the limited  circumstances
                                        described  herein and in the Prospectus.
                                        See       "Description       of      the
                                        Certificates-Book-Entry  Registration of
                                        the  Class A  Certificates"  herein  and
                                        "Description            of           the
                                        Certificates-Book-Entry Registration and
                                        Definitive    Certificates"    in    the
                                        Prospectus.

The Mortgage Pool...................    The Mortgage  Pool will consist of _____
                                        conventional,   balloon  Mortgage  Loans
                                        with  an   Initial   Pool   Balance   of
                                        $_________________.  On or  prior to the
                                        Delivery   Date,   the  Depositor   will
                                        acquire  the  Mortgage  Loans  from  the
                                        Mortgage  Loan  Seller   pursuant  to  a
                                        Purchase  Agreement,   dated  [the  date
                                        hereof],  between the  Depositor and the
                                        Mortgage  Loan  Seller  (the   "Purchase
                                        Agreement").  In the Purchase Agreement,
                                        the   Mortgage   Loan  Seller  has  made
                                        certain  representations  and warranties
                                        to   the    Depositor    regarding   the
                                        characteristics   and   quality  of  the
                                        Mortgage Loans and, as more particularly
                                        described herein, has agreed to cure any
                                        material  breach  thereof or  repurchase
                                        the   affected    Mortgage    Loan.   In
                                        connection  with the  assignment  of its
                                        interests in the  Mortgage  Loans to the
                                        Trustee,  the Depositor will also assign
                                        its rights under the Purchase  Agreement
                                        insofar  as they  relate to or arise out
                                        of   the    Mortgage    Loan    Seller's
                                        representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and
                                        Warranties; Repurchases" herein.

                                        Each Mortgage Loan is secured by a first
                                        mortgage  lien on a fee simple estate in
                                        a commercial  property being operated as
                                        a  _________,  _________  or _______ (__
                                        Mortgage Loans which  represent ____% of
                                        the   Initial   Pool   Balance)   or   a
                                        multifamily rental property (__ Mortgage
                                        Loans which represent __% of the Initial
                                        Pool   Balance)   (each,   a  "Mortgaged
                                        Property").  ________  of  the  Mortgage
                                        Loans,  which  represent  _____%  of the
                                        Initial  Pool  Balance,  are  secured by
                                        liens on Mortgaged Properties located in
                                        _______________. The remaining Mortgaged
                                        Properties   are   located    throughout
                                        ___________     other    states.     See
                                        "Description     of     the     Mortgage
                                        Pool-Additional       Mortgage      Loan
                                        Information"  and  "Risk   Factors-Risks
                                        Associated With Multifamily  Properties"
                                        and "-Risks  Associated with ___________
                                        Properties"  and   "Description  of  the
                                        Mortgage  Pool-Additional  Mortgage Loan
                                        Information" herein.  ___________ of the
                                        Mortgage Loans,  which represent ______%
                                        of the Initial Pool Balance, provide for
                                        scheduled  payments of principal  and/or
                                        interest ("Monthly  Payments") to be due
                                        on the  first  day of  each  month;  the
                                        remainder of the Mortgage  Loans provide
                                        for  Monthly  Payments  to be due on the
                                        ____, _____,  _____ or _____ day of each
                                        month  (the date in any month on which a
                                        Monthly  Payment on a  Mortgage  Loan is
                                        first   due,   the  "Due   Date").   The
                                        annualized   rate  at   which   interest
                                        accrues (the "Mortgage Rate") on ____ of the Mortgage Loans (the "ARM Loans"), which represent _____% of the Initial Pool Balance, is subject to adjustment on specified Due Dates

                                        (each  such  date  of   adjustment,   an
                                        "Interest  Rate  Adjustment   Date")  by
                                        adding a fixed number of basis points (a
                                        "Gross  Margin")  to the value of a base
                                        index (an "Index"),  subject,  in ______
                                        cases,   to  lifetime   maximum   and/or
                                        minimum  Mortgage  Rates,  and in  _____
                                        cases,   to  periodic   maximum   and/or
                                        minimum  Mortgage Rates, in each case as
                                        described  herein;   and  the  remaining
                                        Mortgage  Loans (the "Fixed Rate Loans")
                                        bear interest at fixed  Mortgage  Rates.
                                        ____ of the ARM Loans,  which  represent
                                        ___%  of  the  Initial   Pool   Balance,
                                        provide  for  Interest  Rate  Adjustment
                                        Dates  that  occur  monthly,  while  the
                                        remainder  of the ARM Loans  provide for
                                        adjustments  of  the  Mortgage  Rate  to
                                        occur    semi-annually    or   annually.
                                        [Identify   Mortgage   Loan  Index]  See
                                        "Description     of     the     Mortgage
                                        Pool-Certain  Payment   Characteristics"
                                        herein.

                                        The amount of the Monthly Payment on all
                                        of  the  ARM   Loans   is   subject   to
                                        adjustment  on specified Due Dates (each
                                        such date, a "Payment  Adjustment Date")
                                        to an amount  that  would  amortize  the
                                        outstanding  principal  balance  of  the
                                        Mortgage  Loan  over its then  remaining
                                        amortization  schedule  and pay interest
                                        at the then  applicable  Mortgage  Rate.
                                        The  ARM  Loans   provide   for  Payment
                                        Adjustment  Dates  that occur on the Due
                                        Date  following  each  related  Interest
                                        Rate Adjustment Date.

                                        All of the  Mortgage  Loans  provide for
                                        monthly  payments of principal  based on
                                        amortization   schedules   significantly
                                        longer than the remaining  terms of such
                                        Mortgage    Loans,    thereby    leaving
                                        substantial principal amounts due and payable (each such payment, together with the corresponding interest payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

Description of the Certificates.....    The Certificates will be issued pursuant
                                        to a Pooling and Servicing Agreement, to
                                        be dated as of the Cut-off  Date,  among
                                        the Depositor,  the Master Servicer, the
                                        Special  Servicer,  the  Trustee and the
                                        REMIC  Administrator  (the  "Pooling and
                                        Servicing    Agreement"),    and    will
                                        represent  in the  aggregate  the entire
                                        beneficial  ownership  interest  in  the
                                        Trust  Fund,  which will  consist of the
                                        Mortgage   Pool  and   certain   related
                                        assets.

                                        The aggregate Certificate Balance of the
                                        Certificates  as of  the  Delivery  Date
                                        will  equal the  Initial  Pool  Balance.
                                        Each Class of Offered  Certificates will
                                        have the initial Certificate Balance set
                                        forth on the cover page, and the Class C
                                        Certificates   will   have  an   initial
                                        Certificate  Balance  of  $____________.
                                        See       "Description       of      the
                                        Certificates-General" herein.

                                        The Pass-Through Rate applicable to each
                                        Class of  Certificates  for the  initial
                                        Distribution  Date will equal _____% per
                                        annum.  With respect to any Distribution
                                        Date    subsequent    to   the   initial
                                        Distribution Date, the Pass-Through Rate
                                        for  each  Class  of  Certificates  will
                                        equal  the   weighted   average  of  the
                                        applicable  Effective Net Mortgage Rates
                                        for the Mortgage Loans,  weighted on the
                                        basis   of   their   respective   Stated
                                        Principal Balances (as described herein)
                                        immediately  prior to such  Distribution
                                        Date. For
                                        purposes of calculating the Pass-Through
                                        Rate for any Class of  Certificates  and
                                        any  Distribution  Date, the "applicable
                                        Effective  Net  Mortgage  Rate" for each
                                        Mortgage  Loan  is  an  annualized  rate
                                        equal to the Mortgage Rate in effect for
                                        such  Mortgage  Loan as of the  [second]
                                        day of the most recently  ended calendar
                                        month,  (a) reduced by ___ basis  points
                                        (the Mortgage  Rate, as so reduced,  the
                                        "Net  Mortgage  Rate"),  and  (b) if the
                                        accrual  of  interest  on such  Mortgage
                                        Loan is computed other than on the basis
                                        of a 360-day year  consisting  of twelve
                                        30-day  months  (which  is the  basis of
                                        accrual    for     interest    on    the
                                        Certificates),  then adjusted to reflect
                                        that  difference  in  computation.   See
                                        "Description            of           the
                                        Certificates-Distributions-Pass-Through
                                        Rates"    and    "-Distributions-Certain
                                        Calculations  with Respect to Individual
                                        Mortgage Loans" herein.

Interest Distributions
  on the Senior Certificates........    On each Distribution Date, to the extent
                                        of the  Available  Distribution  Amount,
                                        holders   of  each   Class   of   Senior
                                        Certificates will be entitled to receive
                                        distributions  of  interest in an amount
                                        equal to all  Distributable  Certificate
                                        Interest    with    respect    to   such
                                        Certificates for such  Distribution Date
                                        and, to the extent not previously  paid,
                                        for all prior  Distribution  Dates.  See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

                                        The "Distributable Certificate Interest"
                                        in respect of any Class of  Certificates
                                        for any Distribution Date will equal one
                                        month's interest at the  then-applicable
                                        Pass-Through   Rate   accrued   on   the
                                        Certificate  Balance  of such  Class  of
                                        Certificates  immediately  prior to such
                                        Distribution  Date, reduced (to not less
                                        than    zero)    by   such    Class   of
                                        Certificates'  allocable  share (in each
                                        case, calculated as described herein) of
                                        any Net  Aggregate  Prepayment  Interest
                                        Shortfall (also as described herein) for
                                        such Distribution Date. See "Description
                                        of    the    Certificates-Distributions-
                                        Distributable    Certificate   Interest"
                                        herein.

                                        The "Available  Distribution Amount" for
                                        any  Distribution  Date is, as described
                                        herein   under   "Description   of   the
                                        Certificates-Distributions", the total of all payments or other collections (or available advances) on or in respect of the Mortgage Loans that are available for distribution on the Certificates on such date.

Principal Distributions on
  the Senior Certificates...........    On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining  after  the  distributions  of
                                        interest   to  be  made  on  the  Senior
                                        Certificates  on such  date,  holders of
                                        the Senior Certificates will be entitled
                                        to distributions of principal (until the
                                        Certificate  Balances of such Classes of
                                        Certificates  are reduced to zero) in an
                                        aggregate amount equal to the sum of (a)
                                        such  holders'  pro  rata  share  of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution Date, plus (b) the
                                        entire       Unscheduled       Principal
                                        Distribution     Amount     for     such
                                        Distribution   Date.   Distributions  of
                                        principal  on  the  Senior  Certificates
                                        will be paid first to the holders of the
                                        Class   R    Certificates    until   the
                                        Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. See
                                        "Description of the

                                        Certificates-Distributions-Scheduled
                                        Principal    Distribution   Amount   and
                                        Unscheduled    Principal    Distribution
                                        Amount" herein.

Interest Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining after all  distributions to be
                                        made on the Senior  Certificates on such
                                        date (such remaining portion, the "Class
                                        B   Available   Distribution   Amount"),
                                        holders of the Class B Certificates will
                                        be entitled to receive  distributions of
                                        interest  in  an  amount  equal  to  all
                                        Distributable  Certificate Interest with
                                        respect  to such  Certificates  for such
                                        Distribution Date and, to the extent not
                                        previously    paid,    for   all   prior
                                        Distribution Dates. See "Description of the Certificates-Distributions" herein.

Principal Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of the  Class B  Available  Distribution
                                        Amount remaining after the distributions
                                        of  interest  to be made on the  Class B
                                        Certificates  on such  date,  holders of
                                        the   Class  B   Certificates   will  be
                                        entitled to  distributions  of principal
                                        (until the  Certificate  Balance of such
                                        Class  of  Certificates  is  reduced  to
                                        zero) in an  amount  equal to the sum of
                                        (a) such  holders' pro rata share of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution  Date, plus (b) if
                                        the  Certificate  Balances of the Senior
                                        Certificates  have been reduced to zero,
                                        then to the  extent not  distributed  in
                                        reduction of such  Certificate  Balances
                                        on such  Distribution  Date,  the entire
                                        Unscheduled    Principal    Distribution
                                        Amount for such  Distribution  Date. See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

Certain Yield and Prepayment
  Considerations....................    The yield on the Offered Certificates of
                                        any class will  depend on,  among  other
                                        things,  the Pass-Through  Rate for such
                                        Certificates.  The yield on any  Offered
                                        Certificate   that  is  purchased  at  a
                                        discount   or   premium   will  also  be
                                        affected  by  the  rate  and  timing  of
                                        distributions in respect of principal on
                                        such Certificate,  which in turn will be
                                        affected  by (i) the rate and  timing of
                                        principal payments (including  principal
                                        prepayments)  on the Mortgage  Loans and
                                        (ii) the extent to which such  principal
                                        payments are applied on any Distribution
                                        Date  in  reduction  of the  Certificate
                                        Balance  of  the  Class  to  which  such
                                        Certificate belongs. See "Description of
                                        the Certificates-Distributions-Priority"
                                        and "-Distributions-Scheduled  Principal
                                        Distribution   Amount  and   Unscheduled
                                        Principal Distribution Amount" herein.

                                        An investor  that  purchases  an Offered
                                        Certificate   at   a   discount   should
                                        consider  the risk  that a  slower  than
                                        anticipated  rate of principal  payments
                                        on such  Certificate  will  result in an
                                        actual  yield  that is lower  than  such
                                        investor's  expected  yield. An investor
                                        that  purchases any Offered  Certificate
                                        at a premium  should  consider  the risk
                                        that a faster than  anticipated  rate of
                                        principal  payments on such  Certificate
                                        will  result in an actual  yield that is
                                        lower  than  such  investor's   expected
                                        yield.  Insofar as an investor's initial
                                        investment in any Offered Certificate is
                                        repaid,
                                        there  can  be no  assurance  that  such
                                        amounts   can   be   reinvested   in   a
                                        comparable alternative investment with a comparable yield.

                                        The  actual   rate  of   prepayment   of
                                        principal on the  Mortgage  Loans cannot
                                        be predicted.  The Mortgage Loans may be
                                        prepaid  at any  time,  subject,  in the
                                        case of ____ Mortgage  Loans, to payment
                                        of a Prepayment Premium.  The investment
                                        performance of the Offered  Certificates
                                        may vary  materially  and adversely from
                                        the investment expectations of investors
                                        due to prepayments on the Mortgage Loans
                                        being  higher or lower than  anticipated
                                        by  investors.  The actual  yield to the
                                        holder of an Offered Certificate may not
                                        be equal to the yield anticipated at the
                                        time of purchase of the  Certificate or,
                                        notwithstanding that the actual yield is
                                        equal to the yield  anticipated  at that
                                        time,  the total  return  on  investment
                                        expected by the investor or the expected
                                        weighted average life of the Certificate
                                        may not be realized. For a discussion of
                                        certain factors affecting  prepayment of
                                        the Mortgage Loans, including the effect
                                        of Prepayment  Premiums,  see "Yield and
                                        Maturity   Considerations"   herein.  In
                                        deciding whether to purchase any Offered
                                        Certificates, an investor should make an
                                        independent    decision    as   to   the
                                        appropriate prepayment assumptions to be used.

                                        [The    Structure    of   the    Offered
                                        Certificates causes the yield of certain
                                        Classes to be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:]

                                        [Allocation to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization   of  the  Mortgage  Loans.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  the Unscheduled Principal
                                        Distribution     Amount     for     each
                                        Distribution Date will be allocated to the Class B Certificates.]

                                        [The following  disclosure is applicable
                                        to Stripped Interest Certificates,  when
                                        offered...    The   Stripped    Interest
                                        Certificates.  The Class S  Certificates
                                        are  interest-only  Certificates and are
                                        not  entitled  to any  distributions  in
                                        respect  of  principal.   The  yield  to
                                        maturity  of the  Class  S  Certificates
                                        will  be  especially  sensitive  to  the
                                        prepayment,   repurchase   and   default
                                        experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

                                        Class  R  Certificates:  Holders  of the
                                        Class R  Certificates  are  entitled  to
                                        receive  distributions  of principal and
                                        interest as described  herein;  however,
                                        holders  of such  Certificates  may have
                                        tax  liabilities  with  respect to their
                                        Certificates  during the early  years of
                                        the  term  of  the   Trust   Fund   that
                                        substantially  exceed the  principal and
                                        interest  payable  thereon  during  such
                                        periods.   See   "Yield   and   Maturity
                                        Considerations",
                                        especially       "-Additional      Yield
                                        Considerations  Applicable Solely to the
                                        Class  R   Certificates,"   herein   and
                                        "Certain      Federal     Income     Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Advances............................    The Master  Servicer is required to make
                                        advances   (each,   an   "Advance")   of
                                        delinquent  principal  and interest (net
                                        of  related   Servicing   Fees)  on  the
                                        Mortgage  Loans  or, in the case of each
                                        Mortgage  Loan  that  is  delinquent  in
                                        respect of its Balloon  Payment or as to
                                        which the related Mortgaged Property was
                                        acquired  through  foreclosure,  deed in
                                        lieu of foreclosure  or otherwise,  only
                                        of  delinquent  interest (net of related
                                        Servicing  Fees), in any event under the
                                        circumstances   and   subject   to   the
                                        limitations  set forth herein.  Advances
                                        are  intended to maintain a regular flow
                                        of  scheduled   interest  and  principal
                                        payments   to  the   Certificateholders,
                                        rather  than  to   guarantee  or  insure
                                        against  losses.  Accordingly,  Advances
                                        which  cannot  be   reimbursed   out  of
                                        collections  on or  in  respect  of  the
                                        related Mortgage Loans  ("Nonrecoverable
                                        Advances")  will  represent a portion of
                                        the    losses    to    be    borne    by
                                        Certificateholders.

                                        The Master  Servicer will be entitled to
                                        interest on any Advances  made,  and the
                                        Master Servicer and the Special Servicer
                                        will each be  entitled  to  interest  on
                                        certain  servicing  expenses incurred by
                                        it  or  on  its  behalf,  such  interest
                                        accruing at the rate and  payable  under
                                        the   circumstances   described  herein.
                                        Interest accrued on outstanding Advances
                                        will  result in a  reduction  in amounts
                                        payable   on   the   Certificates.   See
                                        "Description            of           the
                                        Certificates-Advances"               and
                                        "-Subordination;      Allocation      of
                                        Collateral  Support  Deficit" herein and
                                        "Description            of           the
                                        Certificates-Advances   in   Respect  of
                                        Delinquencies"  and  "Description of the
                                        Pooling Agreements-Certificate Account" in the Prospectus.

                                        Each    Distribution    Date   Statement
                                        delivered   by   the   Trustee   to  the
                                        Certificateholders      will     contain
                                        information  relating  to the amounts of
                                        Advances   made  with   respect  to  the
                                        related     Distribution    Date.    See
                                        "Description of the Certificates-Reports
                                        to Certificateholders; Certain Available
                                        Information"  herein and "Description of
                                        Certificates-Reports                  to
                                        Certificateholders" in the Prospectus.

Subordination; Allocation of
 Collateral Support Deficit.........    The rights of the holders of the Class B
                                        and  Class  C  Certificates  to  receive
                                        distributions   with   respect   to  the
                                        Mortgage  Loans will be  subordinate  to
                                        the rights of the  holders of the Senior
                                        Certificates,  and  the  rights  of  the
                                        holders of the Class C  Certificates  to
                                        receive  distributions  with  respect to
                                        the Mortgage  Loans will be  subordinate
                                        to  the  rights  of the  holders  of the
                                        Class B  Certificates,  in each  case to
                                        the extent  described  herein and in the
                                        Prospectus.    This   subordination   is
                                        intended  to enhance the  likelihood  of
                                        timely  receipt  by the  holders  of the
                                        Senior  Certificates  of the full amount
                                        of   all    Distributable    Certificate
                                        Interest  payable  in  respect  of  such
                                        Certificates on each Distribution  Date,
                                        and the ultimate receipt by such holders
                                        of  principal  in an amount equal to the
                                        entire aggregate  Certificate Balance of
                                        the Senior Certificates.  Similarly, but
                                        to a lesser degree,  this  subordination
                                        is  also   intended   to   enhance   the
                                        likelihood  of  timely  receipt  by  the
                                        holders of the Class B Certificates of
                                        the  full  amount  of all  Distributable
                                        Certificate  Interest payable in respect
                                        of    such    Certificates    on    each
                                        Distribution   Date,  and  the  ultimate
                                        receipt by such  holders of principal in
                                        an   amount    equal   to   the   entire
                                        Certificate   Balance  of  the  Class  B
                                        Certificates. Such subordination will be
                                        accomplished  by the  application of the
                                        Available  Distribution  Amount  on each
                                        Distribution  Date to  distributions  on
                                        the respective  Classes of  Certificates
                                        in  the  order  described  herein  under
                                        "Description            of           the
                                        Certificates-Distributions-Priority". No
                                        other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

                                        Allocation  to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization  of the Mortgage  Loans. To
                                        the extent that the Senior  Certificates
                                        are  amortized  faster than the Mortgage
                                        Loans, the percentage interest evidenced
                                        by the Senior  Certificates in the Trust
                                        Fund   will   be   decreased   (with   a
                                        corresponding  increase in the  interest
                                        in the Trust Fund evidenced by the Class
                                        B and  Class  C  Certificates),  thereby
                                        increasing, relative to their respective
                                        Certificate Balances,  the subordination
                                        afforded the Senior  Certificates by the
                                        Class  B  and   Class  C   Certificates.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  allocation to the Class B
                                        Certificates,  for so long  as they  are
                                        outstanding,  of the entire  Unscheduled
                                        Principal  Distribution  Amount for each
                                        Distribution Date will provide a similar
                                        benefit to such Class of Certificates as
                                        regards   the    relative    amount   of
                                        subordination  afforded  thereto  by the
                                        Class C Certificates.

                                        As  a  result   of   losses   and  other
                                        shortfalls  experienced  with respect to
                                        the  Mortgage  Loans or  otherwise  with
                                        respect  to the Trust  Fund  (which  may
                                        include  shortfalls  arising  both  from
                                        interest  accrued on  Advances  and from
                                        Nonrecoverable  Advances), the aggregate
                                        Stated Principal Balance of the Mortgage
                                        Pool   expected   to   be    outstanding
                                        immediately  following any  Distribution
                                        Date  may be  less  than  the  aggregate
                                        Certificate  Balance of the Certificates
                                        immediately  following the distributions
                                        on such Distribution  Date. Such deficit
                                        (the "Collateral  Support Deficit") will
                                        be  allocated   first  to  the  Class  C
                                        Certificates,   then  to  the   Class  B
                                        Certificates  and  last  to the  Class A
                                        Certificates   (in  reduction  of  their
                                        Certificate  Balances),   in  each  case
                                        until the  related  Certificate  Balance
                                        has   been   reduced   to   zero.    See
                                        "Description   of  the   Certificates  -
                                        Subordination;  Allocation of Collateral
                                        Support Deficit" herein.

Optional Termination................    At its option,  on any Distribution Date
                                        on which the remaining  aggregate Stated
                                        Principal  Balance of the Mortgage  Pool
                                        is  less  than  5% of the  Initial  Pool
                                        Balance,  the  Master  Servicer  or  the
                                        Depositor   may   purchase  all  of  the
                                        Mortgage Loans and REO  Properties,  and
                                        thereby effect  termination of the Trust
                                        Fund and  early  retirement  of the then
                                        outstanding      Certificates.       See
                                        "Description            of           the
                                        Certificates-Termination;  Retirement of
                                        Certificates"    herein   and   in   the
                                        Prospectus.

Certain Federal Income
     Tax Consequences...............    An  election  will be made to treat  the
                                        Trust Fund as a REMIC for Federal income
                                        tax  purposes.  Upon the issuance of the
                                        Offered Certificates,  ________________,
                                        counsel to the  Depositor,  will deliver
                                        its  opinion  generally  to  the  effect
                                        that,   assuming   compliance  with  all
                                        provisions  of the Pooling and Servicing
                                        Agreement,   for   Federal   income  tax
                                        purposes, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Code. For Federal income tax purposes, the Class A, Class B and Class
                                        C Certificates will be the "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund.

                                        Under the REMIC Regulations, the Class R
                                        Certificates  will  not be  regarded  as
                                        having  "significant value" for purposes
                                        of  applying   the  rules   relating  to
                                        "excess  inclusions."  In addition,  the
                                        Class  R  Certificates   may  constitute
                                        "noneconomic"   residual  interests  for
                                        purposes   of  the  REMIC   Regulations.
                                        Transfers  of the  Class R  Certificates
                                        will be restricted under the Pooling and
                                        Servicing  Agreement  to  United  States
                                        Persons in a manner  designed to prevent
                                        a  transfer  of a  noneconomic  residual
                                        interest  from being  disregarded  under
                                        the  REMIC  Regulations.   See  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual    Certificates"   herein   and
                                        "Certain      Federal     Income     Tax
                                        Consequences-REMICs-Taxation  of  Owners
                                        of  REMIC  Residual  Certificates-Excess
                                        Inclusions"  and   "-Noneconomic   REMIC
                                        Residual     Certificates"     in    the
                                        Prospectus.

                                        The  Class R  Certificateholders  may be
                                        required  to report an amount of taxable
                                        income  with  respect to the early years
                                        of   the   Trust    Fund's   term   that
                                        significantly  exceeds  distributions on
                                        the  Class R  Certificates  during  such
                                        years, with corresponding tax deductions
                                        or losses deferred until the later years
                                        of the Trust Fund's  term.  Accordingly,
                                        on  a  present  value  basis,   the  tax
                                        detriments   occurring  in  the  earlier
                                        years may  substantially  exceed the sum
                                        of any tax  benefits in the later years.
                                        As    a    result,     the    Class    R
                                        Certificateholders'  after-tax  rate  of
                                        return may be zero or negative, event if
                                        their   pre-tax   rate  of   return   is
                                        positive.

                                        See "Yield and Maturity Considerations,"
                                        especially       "-Additional      Yield
                                        Considerations  Applicable Solely to the
                                        Class  R  Certificates",   and  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual Certificates" herein.

                                        For further  information  regarding  the
                                        Federal  income  tax   consequences   of
                                        investing  in the Offered  Certificates,
                                        see   "Certain    Federal   Income   Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Rating   ...........................    It is a condition of their issuance that
                                        the  Senior  Certificates  be rated  not
                                        lower than  "___",  and that the Class B
                                        Certificates  be rated  not  lower  than
                                        "___",    by     _______________________
                                        ([collectively,]       the       "Rating
                                        Agenc[ies]"). A security rating is not a
                                        recommendation  to  buy,  sell  or  hold
                                        securities   and  may  be   subject   to
                                        revision  or  withdrawal  at any time by
                                        the assigning  Rating Agency. A security
                                        rating does not address the
                                        frequency  of  prepayments  of  Mortgage
                                        Loans,  or the  corresponding  effect on
                                        yield  to  investors.   [The   following
                                        disclosure  is  applicable  to  Stripped
                                        Interest Certificates, when offered... A
                                        security  rating  does not  address  the
                                        frequency or likelihood  of  prepayments
                                        (whether  voluntary or  involuntary)  of
                                        Mortgage Loans, or the possibility that,
                                        as a result of prepayments, investors in
                                        the Class S  Certificates  may realize a
                                        lower than anticipated yield or may fail
                                        to   recover    fully   their    initial
                                        investment.] See "Rating" herein.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the Prospectus.

Legal Investment....................    [The Senior Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of SMMEA,  for so long as they
                                        are  rated  in one of  the  two  highest
                                        ratings   categories   by  one  or  more
                                        nationally recognized statistical rating
                                        organizations  and,  as such,  are legal
                                        investments for certain  entities to the
                                        extent    provided   in   SMMEA.    Such
                                        investments, however, will be subject to
                                        general    regulatory     considerations
                                        governing   investment  practices  under
                                        state  and  federal  law.  In  addition,
                                        institutions whose investment activities
                                        are  subject  to  review by  federal  or
                                        state  regulatory  authorities may be or
                                        may  become  subject  to   restrictions,
                                        which may be  retroactively  imposed  by
                                        such  regulatory  authorities,   on  the
                                        investment  by  such   institutions   in
                                        certain   forms  of   mortgage   related
                                        securities.  Furthermore, certain states
                                        have   recently   enacted    legislation
                                        overriding    the    legal    investment
                                        provisions of SMMEA.]

                                        [The  Class B  Certificates  will not be
                                        "mortgage related securities" within the
                                        meaning  of  SMMEA.  As  a  result,  the
                                        appropriate   characterization   of  the
                                        Class B Certificates under various legal
                                        investment  restrictions,  and  thus the
                                        ability  of  investors  subject to these
                                        restrictions  to  purchase  the  Class B
                                        Certificates,    may   be   subject   to
                                        significant               interpretative
                                        uncertainties.]

                                        Investors should consult their legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Underwriter has indicated its intention to make a secondary market in the Offered Certificates, but it is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Limited Liquidity" in the Prospectus.

     Potential Liability to the Trust Fund Relating to a Materially Adverse Environmental Condition. [An environmental site assessment was performed at [each][all but ___] of the Mortgaged Properties during the _____ month period prior to the Cut-off Date. [Note any special environmental problems.] [Otherwise,] no such environmental assessment revealed any material adverse environmental condition or circumstance at any Mortgaged Property[, except for
(i) those cases in which the condition or circumstance was remediated or an escrow for such remediation has been established and (ii) those cases in which an operations and maintenance plan or periodic monitoring of nearby properties was recommended, which recommendations are consistent with industrywide practices].

     The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property securing a defaulted Mortgage Loan prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Risk of Liability Arising from Environmental
Conditions" and "Certain Legal Aspects of Mortgage Loans-Environmental Considerations" in the Prospectus.

     Exposure of the Mortgage Pool to Adverse Economic or other Developments Based on Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Increased Risk of Loss Associated With Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Increased Risk of Default Associated with Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on

ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Increased Risk of Default  Associated  with Balloon  Payments.  None of the
Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments" in the Prospectus.

     Extension Risk Associated With Modification of Mortgage Loans with Balloon Payments. In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     [Risks Particular to ______________ Properties. [Add disclosure relating to property types with respect to which there exists a material concentration in a particular Trust Fund.]]

     [Risks Particular to Multifamily Properties. In the case of multifamily lending in particular, adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. Further, the cost of operating a multifamily property may increase, including the costs of utilities and the costs of required capital expenditures. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligation under its Mortgage Loan.]

     Risks Relating to Lack of Certificateholder Control Over Trust Fund. Certificateholders generally do not have a right to vote, except with respect to required consents to certain amendments to the Pooling and Servicing Agreement. Furthermore, Certificateholders will generally not have the right to make decisions with respect to the administration of the Trust Fund. Such decisions are generally made, subject to the express terms of the Pooling and Servicing Agreement, by the Master Servicer, the Trustee, the Special Servicer or the REMIC Administrator, as applicable. Any decision made by one of those parties in respect of the Trust Fund, even if made in the best interests of the Certificateholders (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that would have been made by the holders of any particular Class of Offered Certificates and may negatively affect the interests of such holders.

     Yield Risk Associated With Changes in Concentrations. If and as payments in respect of principal (including any principal prepayments, liquidations and the principal portion of the repurchase prices of any Mortgage Loans repurchased due to breaches of representations) are received with respect to the Mortgage Loans, the remaining Mortgage Loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of Mortgagors and affiliated Mortgagors and geographic location. Because unscheduled collections of principal on the Mortgage Loans is payable on the Class A, Class B and Class C Certificates in sequential order, such Classes that have a lower  sequential  priority  are  relatively  more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

     Subordination of Class B and Class C Certificates. As and to the extent described herein, the rights of the holders of the Class B and Class C Certificates to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of the holders of the Senior Certificates and also, in the case of the holders of the Class C Certificates, also to those of the holders of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Subordination; Allocation of Collateral Support Deficit" herein.

     Book-Entry Registration. The Class A Certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for DTC, and will not be registered in the names of the related holders of Certificates or their nominees. As a result, holders of Class A Certificates will not be recognized as "Certificateholders." Hence, those beneficial owners will be able to exercise the rights of holders of Certificates only indirectly through DTC and DTC Participants. See "Description of the Certificates-General" and "-Book-Entry Registration" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a commercial or multifamily rental property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments due on or before such date, whether or not received.

     The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to the Purchase Agreement and will thereupon assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. See "-The Mortgage Loan Seller" herein and "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus. For purposes of the Prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller".

     The Mortgage Loans were originated between 19__ and 19__. The Mortgage Loan Seller originated ____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. The ARM Loans bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the applicable value of the related Index, subject in ______ cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans are Fixed Rate Loans. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date. None of the ARM Loans provide for negative amortization.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans. Thus, each Mortgage Loan will have a Balloon Payment due at its stated maturity date, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

[Delinquent and Nonperforming Mortgage Loans]

     [Describe those delinquent and nonperforming Mortgage Loans, if any, included in the Trust Fund.]

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

                      Mortgage Rates as of the Cut-off Date

                                                       Number of                                Percent by
                                                       Mortgage       Aggregate Cut-off      Aggregate Cut-off
            Range of Mortgage Rates(%)                   Loans          Date Balance           Date Balance
            --------------------------                   -----          ------------           ------------









                                                    --------------  -------------------   --------------------

   Total.................................
                                                    ==============  ==================-   ====================

Weighted Average
Mortgage Rate (All Mortgage Loans):
 ______% per annum
Weighted Average
Mortgage Rate (ARM Loans): ____% per annum
Weighted Average
Mortgage Rate (Fixed Rate Loans): _____% per annum




                         Gross Margins for the ARM Loans

                                                                                                Percent by
                                                        Number of      Aggregate Cut-off     Aggregate Cut-off
              Range of Gross Margins(%)                 ARM Loans        Date Balance          Date Balance
              -------------------------                 ---------        ------------          ------------




                                                     --------------   ------------------   -------------------
   Total....................................
                                                     ==============   ==================   ==================-


Weighted Average
Gross Margin: ____%

Frequency  of  Adjustments  to Mortgage  Rates and Monthly  Payments for the ARM
Loans

                                                      Monthly
                                 Mortgage Rate        Payment         Number of                              Percent by
                                  Adjustment        Adjustment        Mortgage      Aggregate Cut-off     Aggregate Cut-off
                                   Frequency         Frequency          Loans         Date Balance          Date Balance
                                   ---------         ---------          -----         ------------          ------------




                                                                   --------------  ------------------   -------------------
      Total............................
                                                                   ==============  ==================   ==================-





                Maximum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------


   Total...............................
                                                   ==============   ==================   ==================-


Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)


----------
(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.




                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------




   Total...............................
                                                   ==============   ==================   ==================-


Weighted Average Minimum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)

----------
(A) This calculation does not include the __________ ARM Loans without minimum lifetime Mortgage Rates.

                 Maximum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------




   Total...............................
                                                   ==============   ==================   ===================


Weighted Average Maximum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)

----------
(A) This calculation does not include the __________ ARM Loans without maximum annual Mortgage Rates.




                 Minimum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------




   Total...............................
                                                   ==============   ==================   ===================


Weighted Average Minimum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)

----------
(A) This calculation does not include the __________ ARM Loans without minimum annual Mortgage Rates.

                              Cut-off Date Balances

                                                         Number of                               Percent by
                    Cut-off Date                         Mortgage       Aggregate Cut-off     Aggregate Cut-off
                  Balance Range ($)                        Loans          Date Balance          Date Balance
                  -----------------                        -----          ------------          ------------



                                                      --------------   ------------------   -------------------
Total..................................
                                                      ==============   ==================   ===================


Average Cut-off Date
Balance (All Mortgage
Loans): $____________

Average Cut-off Date
Balance (ARM Loans): $____________

Average Cut-off Date
Balance (Fixed Rate Loans): $____________



                          Types of Mortgaged Properties

                                                                                                 Percent by
                                 Number of         Aggregate Cut-off     Average Cut-off      Aggregate Cut-off     Weighted Average
      Property Type           Mortgage Loans         Date Balance         Date Balance           Date Balance       Occupancy Rate
      -------------           --------------         ------------         -------------         --------------      --------------
Multifamily...............
[other property
types]....................

      Total...............


               Geographic Distribution of the Mortgaged Properties



                                      Number of              Aggregate Cut-off         Percent by Aggregate         Weighted Average
            State                   Mortgage Loans              Date Balance           Cut-off Date Balance             DSC Ratio
            -----                   --------------             --------------          --------------------             ---------

        Total.................

                  Original Term to Stated Maturity (in Months)

                                                  Number of                                       Percent by
               Range of Original                  Mortgage           Aggregate Cut-off         Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance              Date Balance
               -----------------                    -----              ------------              ------------






                                               --------------   -------------------------   ---------------------
Total..................................
                                               ==============   =========================   =====================


Weighted Average Original
Term to Stated Maturity
(All Mortgage Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): ____ months


                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date

                                                  Number of                                      Percent by
              Range of Remaining                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance             Date Balance
               -----------------                    -----              ------------             ------------




                                               --------------   -------------------------   -------------------
Total..................................
                                               ==============   ========================-   ===================


Weighted Average Remaining
Term to Stated Maturity
(All Mortgage Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months

                               Year of Origination

                                                  Number of                                      Percent by
                                                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
                     Year                           Loans              Date Balance             Date Balance
                     ----                           -----              ------------             ------------





                                               --------------   -------------------------   -------------------
Total..................................
                                               ==============   =========================   ===================





                           Year of Scheduled Maturity

                                         Number of                                  Percent by
                                         Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Year                         Loans             Date Balance          Date Balance
              ----                         -----             ------------          ------------


                                  ---------------------   ------------------   -------------------
   Total.......................
                                  =====================   ==================   ===================

     The following table sets forth a range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" set forth in the following table for any Mortgage Loan is the ratio of (i) Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by the most recent operating statement available to the Depositor to (ii) the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), representing __% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                         Debt Service Coverage Ratios(A)

           Range of                 Number of                                        Percent by
         Debt Service               Mortgage            Aggregate Cut-off         Aggregate Cut-off
        Coverage Ratios               Loans               Date Balance              Date Balance
        ---------------               -----               ------------              ------------





Not Calculated(B)..............  --------------   ---------------------------   -------------------
Total..........................
                                 ==============   ==========================-   ===================

Weighted Average
Debt Service Coverage
Ratio (All Mortgage
Loans): _____x(C)
Weighted Average
Debt Service Coverage
Ratio (ARM Loans): _____x(D)

Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans): _____x(E)

----------

(A) The Debt Service Coverage Ratios are based on the most recently available operating statements obtained from the respective mortgagors or the related property managers.
(B) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.
(C) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.
(D) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.
(E) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

     The following tables set forth the range of LTV Ratios of the Mortgage Loans at origination and the Cut-off Date. An "LTV Ratio" for any Mortgage Loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan or the Cut-off Date Balance of such Mortgage Loan, as applicable, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because it is based on the value of a Mortgaged Property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each Mortgaged Property. In a declining real estate market, the fair market value of a Mortgaged Property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a Mortgage Loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination.

                            LTV Ratios at Origination

                                           Number of                                 Percent by
         Range of Original                 Mortgage          Aggregate Cut-off    Aggregate Cut-off
           LTV Ratios(%)                     Loans             Date Balance         Date Balance
           -------------                     -----             ------------         ------------







                                    ---------------------   ------------------   ------------------
           Total...................
                                    ====================-   ==================   ==================


Weighted Average Original
   LTV Ratio (All Mortgage
   Loans):  _____%

Weighted Average Original
   LTV Ratio (ARM Loans):
   -----%

Weighted Average Original
   LTV Ratio (Fixed Rate
   Loans):  _____%

                           LTV Ratios at Cut-off Date

                                           Number of                                 Percent by
      Range of LTV Ratios(%)               Mortgage          Aggregate Cut-off    Aggregate Cut-off
        as of Cut-off Date                   Loans             Date Balance         Date Balance
        ------------------                   -----             ------------         ------------







                                    ---------------------   ------------------   ------------------
           Total...................
                                    -====================   ==================   ==================


Weighted Average LTV
   Ratio as of Cut-off Date
   (All Mortgage Loans):
   -----%

Weighted Average LTV
   Ratio as of Cut-off Date
   (ARM Loans):  _____%
Weighted Average LTV
   Ratio as of Cut-off Date
   (Fixed Rate Loans):
   -----%

                                 Occupancy Rates

                                                       Number of                                  Percent by
                   Range of                            Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Occupancy Rates(A)                         Loans             Date Balance          Date Balance
              ------------------                         -----             ------------          ------------





                                                 ---------------------  ------------------   -------------------
      Total............................
                                                 =====================  ==================   ===================



Weighted Average Occupancy Rate (All
   Mortgage Loans)(A):  _____%

Weighted Average Occupancy Rate
   (ARM Loans)(A):  _____%

Weighted Average Occupancy Rate
   (Fixed Rate Loans)(A):  _____%

----------
(A) Physical occupancy rates calculated based on rent rolls provided by the respective Mortgagors or related property managers as of a date no more than ___ months prior to the Cut-off Date.



            Prepayment Restrictions in Effect as of the Cut-off Date

                                                                       % by           Cum.
                                                    Aggregate        Aggregate         % of
                                                     Cut-off         Cut-off          Initial
         Prepayment                 Number            Date             Date            Pool
        Restrictions               of Loans          Balance          Balance         Balance
        ------------               --------        ----------       ----------        -------
Locked Out (A)
Yield Maintenance (B)
Declining Percentage Premium
____% Premium
____% Premium
No Prepayment Restrictions
TOTALS





                                                    Weighted Averages
                          ----------------------------------------------------------------------------
                                                                                                Indicative
                                                 Stated        Remaining                          Cut-off
         Prepayment               Mortgage      Remaining       Amort.                Implied      Date
        Restrictions               Rate         Term (Mo.)     Term (Mo.)   DSCR       DSCR         LTV
        ------------              --------     -----------    -----------   ----      ------       ------
Locked Out (A)
Yield Maintenance (B)
Declining Percentage Premium
____% Premium
____% Premium
No Prepayment Restrictions
TOTALS

----------
(A) The weighted average term to the expiration of the lock-out periods is ___ years. _____ of the Mortgage Loans within their lock-out periods are subject to declining percentage Prepayment Premiums after the expiration of their lock-out periods; the remaining Mortgage Loans are subject to a yield maintenance-type Prepayment Premium following such expiration.
(B) All Mortgage Loans subject to yield maintenance-type Prepayment Premiums remain subject to payment of the Prepayment Premium until at least ___ months prior to maturity.

     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds-Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans".

     [Delinquencies. As of the Cut-off Date, [no] Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment.]

The Mortgage Loan Seller

     General. [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in 19___ under the laws of
__________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________
constitutes multifamily mortgage loans.]

     The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Representations and Warranties; Repurchases

     In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

     [Specify significant representations and warranties.]

     If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties as described in the Prospectus and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, and
(iii) certain servicing expenses that are reimbursable to the Master Servicer and the Special Servicer.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The

Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and none of the Depositor, the Master Servicer or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

     Each of the Master Servicer and the Special Servicer will be required to service and administer the Mortgage Loans for which it is responsible, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof, may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (iii) the Master Servicer's or the Special Servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and (iv) the Master Servicer's or the Special Servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Except as otherwise described under "-Inspections; Collection of Operating Information" below, the Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. With respect to any Mortgage Loan (i) which has a Balloon Payment which is past due or any other payment which is more than [60]
days past due, (ii) as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days, (iii) as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property, or (iv) as to which, in the judgment of the Master Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan. If the related Mortgaged Property is acquired in respect of any such Mortgage Loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. The
Mortgage Loans serviced by the Special Servicer are referred to herein as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets". The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement.

     If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for at least [90] days, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Pooling and Servicing Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.


The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans.

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
____________________________.

     [If and to the extent available and relevant to an investment decision: The following table sets forth the historical prepayment information with respect to the Master Servicer's multifamily and commercial mortgage loan servicing portfolio:

Prepayment Experience of Master Servicer's Multifamily and Commercial Mortgage Loan Servicing Portfolio

     [Table to include relevant information regarding the size of the Master Servicer's multifamily and commercial mortgage loan servicing portfolio (by number and/or balance) and the portion of such loans that was subject to prepayment.]]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

The Special Servicer

     [_______________________________,    a   ____________________,    will   be
responsible for the servicing and administration of the Specially Serviced Mortgage Assets. As of December 31, 19___, the Special Servicer had a total mortgage loan servicing portfolio of approximately $____________, of which approximately $_____________ represented multifamily mortgage loans.

     The  Special  Servicer  has ___ offices in ___ states with a total staff of
____   employees.    Its   principal    executive   offices   are   located   at
_________________________.]

     The information set forth herein concerning the Special Servicer has been provided by the Special Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ____% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. [As additional servicing compensation, the Master Servicer will be entitled to retain all Prepayment Premiums, assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in Permitted Investments, and the Master Servicer will be entitled to retain any interest or other income earned on such funds.]

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to _____% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ___% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. The "Workout Fee" will equal a specified percentage (varying from ____% to ____% (the "Workout Fee Rate") depending on the related unpaid principal balance) of, and will be payable from, all collections and proceeds received in respect of principal of each Mortgage Loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the Master Servicer); provided that, in the case of Liquidation Proceeds, the otherwise fixed Workout Fee Rate will be proportionately reduced to reflect the extent to which, if at all, the principal portion of such Liquidation Proceeds is less than the unpaid principal balance of the related Mortgage Loan immediately prior to the receipt thereof. As additional servicing compensation, the Special Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby.

     Although the Master Servicer and Special Servicer are each required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer or the Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its Due Date in such Due Period, a Prepayment Interest Shortfall may result. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-Advances", the Master Servicer will be entitled to receive interest on Advances, and the Master Servicer and the Special Servicer will be entitled to receive interest on reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain of such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution
to        Certificateholders).        See        "Description       of       the
Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer or the Special Servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any Mortgage Loan, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

          (a) with limited exception, the Master Servicer and the Special Servicer may not agree to any modification, waiver or amendment that will
     (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the Master Servicer's or the Special Servicer's judgment, as the case may be, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

          (b)  [describe  additional   limitations  to  permitted   modification
     standards]

     The Master Servicer and the Special Servicer will notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

     The Special Servicer will perform physical inspections of each Mortgaged Property at such times and in such manner as are consistent with the Special Servicer's normal servicing procedures, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Special Servicer will prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Special Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off
Date); (ii) any REO Property; (iii) such funds or assets as from time to time are deposited in the Certificate Account; (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage

Loans; and (v) certain rights of the Depositor under the Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of the following four Classes: (i) the Class A Certificates and the Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and (iii) the Class C Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of $100. The Certificate Balance of any Class of
Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date.

     Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its DTC Participants in denominations of $25,000 and integral multiples of $1 in excess thereof. The Class B Certificates will be issued in fully registered, certificated form in denominations of $100,000 and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class. The Class R Certificates will be issued in registered, certificated form in minimum denominations of 20% Percentage Interest in such Class. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except as set forth below under "-Book-Entry Registration of the Class A Certificates-Definitive Class A Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through DTC Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its DTC Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its DTC Participants. Subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), the Class B and Class R Certificates may be transferred or exchanged at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Book-Entry Registration of the Class A Certificates

     General. The Class A Certificates will be registered as one or more global Certificates held by Cede & Co., as nominee of DTC. Beneficial interests in such Certificates will be held by investors through the book-entry facilities of

DTC. Except as described below, no Class A Certificate Owner will be entitled to receive a physical certificate representing its beneficial interest in such Certificates (a "Definitive Class A Certificate").

     Beneficial ownership of a Class A Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the related Class A Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Class A Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the related Class A Certificate Owner's Financial Intermediary is not a DTC Participant). Therefore, the related Class A Certificate Owner must rely on the foregoing procedures to evidence its beneficial ownership of a Class A
Certificate. Beneficial ownership of a Class A Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and DTC Participants. Arrangements may be made for clearance and settlement through the Euroclear System and CEDEL, S.A., if they are DTC Participants.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Class A Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Class A Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Class A
Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Class A Certificate Owners that it represents.

     Under a book-entry format, Class A Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to DTC. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Class A Certificate Owner to pledge to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Class A Certificates, may be limited due to the lack of physical certificates for such Class A Certificates. In addition, issuance of the Class A Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Class A Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose depository accounts the Class A Certificates are credited. DTC may take conflicting actions with respect to other Class A Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Class A Certificates.

     Definitive Class A Certificates. Definitive Class A Certificates will be issued to Class A Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the last paragraph under "Description of the Certificates-Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, DTC Participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of Definitive Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the Class A Certificates as Definitive Class A Certificates issued in the respective principal amounts owned by individual Class A Certificate Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Class A Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For additional information regarding DTC and Certificates maintained on the book-entry records thereof, see "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the [Trustee], to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

          (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

               (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

               (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

               (iii) all amounts in the Certificate Account that are due or reimbursable to any person other than the Certificateholders; and

          (b) all Advances made by the Master Servicer with respect to such Distribution Date. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the [15th] day of the month in which such Distribution Date occurs or, if any such [15th] day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [Trustee] will (except as otherwise described under "-Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

     (1)  to   distributions   of   interest   to  the  holders  of  the  Senior
          Certificates, pro rata among the respective Classes thereof, in an amount equal to all Distributable Certificate Interest in respect of the Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (2) to distributions of principal to the holders of the Senior Certificates in an amount equal to the sum of (a) the product of (i) the Senior Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Senior Certificates to zero);

     (3) to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

     (4)  to   distributions   of  interest  to  the  holders  of  the  Class  B
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Senior Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

     (6) to distributions to the holders of the Class B Certificates , until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

     (7)  to   distributions   of  interest  to  the  holders  of  the  Class  C
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

     (8) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

     (9) to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

     (10) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     The distributions of principal to the holders of the Senior Certificates as described in clause (2) above will be paid first to the holders of the Class R Certificates until the Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. Accordingly, it is expected that the Certificate Balance of the Class R Certificates would be reduced to zero on the initial Distribution Date and that no other distributions of interest or principal would thereafter be made on the Class R Certificates except pursuant to subparagraph (10) immediately above.

     Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     Pass-Through Rates. The Pass-Through Rate applicable to each Class of Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis", which is the basis of accrual for interest on the Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 30/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 30/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage
Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by
(b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the Classes of Certificates for such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments [, net of any related Workout Fees payable therefrom to the Special Servicer], due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period [, net of any related Workout Fees payable therefrom to the Special Servicer]; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master
Servicer  as  recoveries  of  previously  unadvanced  principal  of the  related
Mortgage Loan [, net of any related Workout Fees payable therefrom to the Special Servicer].

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class or Classes of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such Class(es) of Certificates, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders subject to the Special Servicer's right to receive any Workout Fee with respect to such Mortgage Loan. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan shall be zero.

     For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer or the Special Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Collateral Support Deficit

     The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Senior Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Senior Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Senior Certificates by the Class B and Class C Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

     On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the [Trustee] is to calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit"). The [Trustee] will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: first, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and last, to the Class A Certificates, until the remaining Certificate Balance of such Class of Certificates has been reduced to zero. Any allocation of Collateral Support Deficit to a Class of Certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of: (i) losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies thereon, Nonrecoverable Advances made in respect thereof and the payment to the Master Servicer of interest on Advances and certain servicing expenses; and (ii) certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee as described under "Description of the Pooling Agreements - Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer and the Depositor as described under "Description of the Pooling Agreements - Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under "Certain Federal Income Tax Consequences - REMICs - Prohibited Transactions Tax and Other Taxes " in the Prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund.

Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to one month's interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the Master Servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the
losses  to  be  borne  by  the  Certificateholders.   See  "Description  of  the
Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     In connection with its recovery of any Advance or reimbursable servicing expense, each of the Master Servicer and the Special Servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at ____% per annum (the "Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C
Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Senior Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's and/or Special Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate.]

     Each Distribution Date Statement delivered by the Trustee to the Certificateholders will contain information relating to the amounts of Advances made with respect to the related Distribution Date. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein and "Description of Certificates-Reports to Certificateholders" in the Prospectus.

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates-Reports to Certificateholders" in the Prospectus.

     The Pooling and Servicing Agreement requires that the [Trustee] make available at its offices primarily responsible for [administration of the Trust Fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:
(a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, (f) the most recent annual operating statements, if any, collected by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee. Copies of any and all of the foregoing items will be available from the [Trustee] upon request; however, the [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and DTC Participants. Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Financial Intermediaries and Class A Certificate Owners, and by Financial Intermediaries to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Depositor, the REMIC Administrator and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer or the Depositor of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans (exclusive of REO Loans) then included in the Trust Fund and (ii) the aggregate fair market value of all REO Properties then included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer or the Depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 5% of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer or the Depositor, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied generally as described above under "-Distributions-Priority", except that the distributions of principal described thereunder will, in the case of each Class of
Certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.

                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the weighted average of the applicable Effective Net Mortgage Rates. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the
Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. As more
fully      described       herein      under       "Description      of      the
Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental properties in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations-Yield and Prepayment Considerations" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those levels of CPR. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate.]

     The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 30/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) any principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and neither the Master Servicer nor the Depositor will exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay. Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                                0%           %          %          %           %
----                                                                --          --         --         --          --
Delivery Date................................................     100.0       100.0       100.0      100.0       100.0
_________ 25, 1997...........................................
_________ 25, 1998...........................................
_________ 25, 1999...........................................
_________ 25, 2000...........................................
_________ 25, 2001...........................................
_________ 25, 2002...........................................
_________ 25, 2003...........................................
_________ 25, 2004...........................................
_________ 25, 2005...........................................
Weighted Average Life (years)(A).............................


----------
(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                            0%           %           %           %            %
----                                                            --          --           --          --           --
Delivery Date............................................      100.0       100.0       100.0        100.0        100.0
_________ 25, 1997.......................................
_________ 25, 1998.......................................
_________ 25, 1999.......................................
_________ 25, 2000.......................................
_________ 25, 2001.......................................
_________ 25, 2002.......................................
_________ 25, 2003.......................................
_________ 25, 2004.......................................
_________ 25, 2005.......................................
Weighted Average Life (years)(A).........................

----------
(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

[The following disclosure is applicable to Stripped Interest Certificates, when offered...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class S Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments of interest on the Class S Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in the third paragraph under the heading "--Weighted Average Life" above, including the assumptions regarding the characteristics and performance of the Mortgage Loans which differ from the actual characteristics and performance thereof and assuming the aggregate purchase price set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Class S Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

              Pre-Tax Yield to Maturity of the Class S Certificates
                              at the Following CPRs

Assumed Purchase Price                                 0%            %            %            %            %            %
----------------------                                 --           --           --           --           --           --
$________________...............................      ____%       ____%         ____%        ____%       ____%        ____%



     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates, and thus do not reflect the return on any investment in the Class S Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class S Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated CPRs over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class S Certificates will conform to the yields described herein. Investors are urged to make their investment decisions based on the determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class S Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.]

Additional Yield Considerations Applicable Solely to the Class R Certificates

     The Class R Certificateholders' after-tax rate of return on the Class R Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Class R Certificates. Holders of Class R Certificates may have tax liabilities with respect to their Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Class R Certificates may have tax liabilities with respect to their Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Class R
Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Class R Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

     The Class R Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Class R Certificates on after-tax rates of return on such Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver the following opinion: [Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code"), and (i) the Class A, Class B and Class C Certificates will evidence "regular interests" in such REMIC and (ii) the Class R Certificates will be the sole class of "residual interests" in such REMIC, each within the meaning of the REMIC Provisions in effect on the date hereof.] [Assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will be classified as a grantor trust under Subpart E, part I of subchapter J of the Code, and not as an association taxable as a corporation or as a partnership.]

     The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" in the Prospectus.

     The ___________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of
Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code, assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in
Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860(A)(3) of the Code. See "Certain Federal Income Tax Consequences-REMICs-Characterization of Investments in REMIC Certificates" in the Prospectus.

     ________________________,    a   _______________,   will   act   as   REMIC
Administrator for the Trust Fund. [The Master Servicer will be responsible for the fees and normal disbursements of the REMIC Administrator.] See "Certain Federal Income Tax Consequences-REMICs-Reporting and Other Administrative Matters" and "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor", "-Events of Default" and "-Rights Upon Event of Default" in the Prospectus.

     For further  information  regarding the Federal income tax  consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences-REMICs" in the Prospectus.

Special Tax Considerations Applicable to REMIC Residual Certificates

     The IRS has issued REMIC Regulations that significantly affect holders of REMIC Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Class R Certificates. In addition, the REMIC Regulations provide special rules applicable to: (i) thrift institutions holding residual interests having "significant value" and (ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Class R Certificates may not be transferred to non-United States persons. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

     The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC
Regulations, the Class R Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Class R Certificates, which will be in an amount equal to all or virtually all of the taxable income includable by holders of the Class R Certificates. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions" in the Prospectus.

     The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, if "a significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Class R Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, if a significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Class R Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Class R Certificates. All transfers of the Class R Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Class R Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Noneconomic REMIC Residual Certificates" in the Prospectus.

     The Class R Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the Trust Fund that significantly exceeds the amount of cash distributions received by such Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Class R Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Fund's term as a result of their ownership of the Class R
Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Class R Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Class R Certificateholders' after-tax rate of return to be zero or negative even if the Class R Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Class R Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Class R Certificates over their life.

     Potential investors in Class R Certificates should be aware that under the Pooling and Servicing Agreement, the holder of the largest Percentage Interest in the Class R Certificates shall, by its acceptance of such Certificates, agree to irrevocably appoint the Master Servicer as its agent to perform all of the duties of the tax matters person for the REMIC.

     Purchasers of the Class R Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Certificates.

     For further information regarding the federal income tax consequences of investing in the Class R Certificates, see "Yield and Maturity Considerations-Additional Yield Considerations Applicable Solely to the Class R Certificates" herein and "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an Underwriting Agreement, dated _____________, 199_ (the "Underwriting Agreement"), ______________________
(the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter each class of the Offered Certificates. It is expected that delivery of the Class A Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Class B and Class R Certificates will be made at the offices of the Underwriter, _____________________, on or about _____________, 199_ against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately ____% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

     There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. Except as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates with respect to which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

                                  LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Underwriter by ________________. Certain federal income tax matters and other matters will be passed upon for the Depositor by Thacher Proffitt & Wood.

                                     RATING

     It is a condition to issuance that the Senior Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
____________________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates, when offered... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by
___________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                                LEGAL INVESTMENT

     [As long as the Senior Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Senior Certificates will constitute "mortgage related securities" within the meaning of SMMEA, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.]

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     The Depositor makes no representation as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.

                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA, or Section 4975 of the Code (each, a "Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to [Underwriter] an individual prohibited transaction exemption, Prohibited Transaction Exemption _____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) [Underwriter], (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with [Underwriter], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the

Master Servicer, the Special Servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________________________. As of the Delivery
Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, a Sub-Servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

     Because the characteristics of the Class B Certificates [and the Class R Certificates] do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result, no transfer of a Class B Certificate [or Class R Certificate] or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer t buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                        TABLE OF CONTENTS



                                                                   Page
                                                                   ----
                      Prospectus Supplement
Summary................................................
Risk Factors...........................................
Description of the Mortgage Pool.......................
Servicing of the Mortgage Loans........................
Description of the Certificates........................
Yield and Maturity Considerations......................
Certain Federal Income Tax Consequences................
Method of Distribution.................................
Legal Matters..........................................
Rating.................................................
Legal Investment.......................................
ERISA Considerations...................................
Index of Principal Definitions.........................
                           Prospectus
Prospectus Supplement..................................
Available Information..................................
Incorporation of Certain Information by Reference......
Summary of Prospectus..................................
Risk Factors...........................................
Description of the Trust Funds.........................
Yield and Maturity Considerations......................
The Depositor..........................................
Description of the Certificates........................
Description of the Pooling Agreements..................
Description of Credit Support..........................
Certain Legal Aspects of Mortgage Loans................
Certain Federal Income Tax Consequences................
State Tax and Other Considerations.....................
ERISA Considerations...................................
Legal Investment.......................................
Use of Proceeds........................................
Method of Distribution.................................
Legal Matters..........................................
Financial Information..................................




                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                   CORPORATION




                                  $___________


                              Mortgage Pass-Through
                                  Certificates
                                  Series 199_-_

                 Class A Certificates Variable Rate $___________
                 Class B Certificates Variable Rate $___________
                 Class R Certificates Variable Rate $ 100



                                   -----------

                              PROSPECTUS SUPPLEMENT

                                   -----------




                                  [UNDERWRITER]




                             Dated __________, 199_

 Rating.................................................
 Index of Principal Definitions.........................

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
                  ---------------------------------------------

                         INDEX OF PRINCIPAL DEFINITIONS

30/360 basis      ..........................................................S-34
Accrued Certificate Interest................................................S-35
Advance           .....................................................S-6, S-37
ARM Loans         ...........................................................S-2
Available Distribution Amount...............................................S-33
Balloon Payment   ...........................................................S-3
CEDEL             ..........................................................S-13
Certificate Balance...........................................................ii
Certificate Registrar.......................................................S-31
Certificates      .............................................................i
Class             .............................................................i
Class A Certificate Owner....................................................S-2
Class B Available Distribution Amount........................................S-5
Class S Certificates.........................................................iii
Collateral Support Deficit.............................................S-8, S-37
Constant Prepayment Rate....................................................S-42
CPR               ..........................................................S-42
Cut-off Date      ............................................................ii
Cut-off Date Balance........................................................S-13
Debt Service Coverage Ratio.................................................S-21
Definitive Class A Certificate.........................................S-2, S-31
Delivery Date     ............................................................ii
Depositor         ...........................................................S-1
Determination Date..........................................................S-33
Distributable Certificate Interest..........................................S-35
Distributable Principal.....................................................S-35
Distribution Date ......................................................ii, S-32
Distribution Date Statement.................................................S-38
Due Date          ...........................................................S-2
Due Period        ..........................................................S-33
Effective Net Mortgage Rate.................................................S-34
ERISA             ..........................................................S-10
ERISA Considerations........................................................S-49
Euroclear         ..........................................................S-13
Financial Intermediary......................................................S-31
Fixed Rate Loans  ...........................................................S-3
Form 8-K          ..........................................................S-26
Gross Margin      ...........................................................S-3
Index             ...........................................................S-3
Initial Pool Balance..........................................................ii
Interest Rate Adjustment Date................................................S-2
LTV Ratio         ..........................................................S-22
Master Servicer   ...........................................................S-1
Master Servicing Fee........................................................S-28
Monthly Payments  ...........................................................S-2
Mortgage          ..........................................................S-13
Mortgage Loan Seller.........................................................S-1
Mortgage Loans    ............................................................ii
Mortgage Note     ..........................................................S-13
Mortgage Pool     ............................................................ii
Mortgage Rate     ...........................................................S-2
Mortgaged Property.....................................................S-2, S-13
Net Aggregate Prepayment Interest Shortfall.................................S-35
Net Mortgage Rate ...........................................................S-4
Net Operating Income........................................................S-21
Nonrecoverable Advance......................................................S-38
Offered Certificates.....................................................i, S-31
Ownership Percentage........................................................S-35
Pass-Through Rate ............................................................ii
Payment Adjustment Date......................................................S-3
Percentage Interest.........................................................S-31
Plan              ..........................................................S-49
Pooling and Servicing Agreement..............................................S-3
Prepayment Interest Excess..................................................S-29
Prepayment Premiums.........................................................S-14
Purchase Agreement...........................................................S-2
Purchase Price    ..........................................................S-25
Reimbursement Rate..........................................................S-38
Related Proceeds  ..........................................................S-37
REMIC Administrator..........................................................S-1
REMIC Regular Certificates....................................................ii
REO Loan          ..........................................................S-36
REO Property      ....................................................S-27, S-30
Senior Certificates......................................................i, S-30
Servicing Fees    ..........................................................S-28
Special Servicer  ...........................................................S-1
Special Servicing Fee.......................................................S-28
Specially Serviced Mortgage Assets..........................................S-27
Specially Serviced Mortgage Loans...........................................S-27
Stated Principal Balance....................................................S-36
Trust Fund        ............................................................ii
Trustee           ...........................................................S-1
Underwriter       .......................................................i, S-47
Underwriting Agreement......................................................S-47
Voting Rights     ..........................................................S-39
Workout Fee       ..........................................................S-28

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED _______, 199_



                                         [Version 2 - Health Care Concentration]


PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 199_)

                           $__________________________

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                                    Depositor

               Mortgage Pass-Through Certificates, Series 199__-__

                $_____________ Variable Rate Class A Certificates
                $_____________ Variable Rate Class B Certificates
                $ 100          Variable Rate Class R Certificates

                                   -----------

         The Series 199__-__ Mortgage Pass-Through Certificates (the "Certificates") will consist of the following four classes (each, a "Class"):
(i) the Class A Certificates and Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and (iii) the Class C Certificates. Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby.

         It is a condition of their issuance that the Senior Certificates be rated not lower than ____, and that the Class B Certificates be rated not lower than ______, by ___________________.

                                   -----------

 PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
       OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
          INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

       NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED
           OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
                      OR BY THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

   THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   -----------

     Prospective investors should review the information appearing under the caption "Risk Factors" beginning on page S-___ herein and page __ in the Prospectus before purchasing any Offered Certificate.

     See "Index of Principal Definitions" in the Prospectus for location of meanings of capitalized terms used but not defined herein. See "Index of Principal Definitions" herein for location of meanings of those other capitalized terms used herein.

     There is currently no secondary market for the Offered Certificates. _____________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates, but is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. See "Risk Factors-Limited Liquidity" herein. The Offered Certificates will not be listed on any securities exchange.

     The Offered Certificates will be purchased from the Depositor by the Underwriter and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the

                                  [UNDERWRITER]

                             ________________, 199__

(cover continued)

Depositor estimated to be approximately $_____________, will be ______% of the initial aggregate Certificate Balance of the Offered Certificates[, plus accrued interest on the Offered Certificates from the Cut-off Date]. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of DTC and that the Class B and Class R Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or
about _____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by the Depositor, that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, fixed- and adjustable-rate, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in real property operated as a Health Care-Related Facility (as defined in the Prospectus), retail property, office building or multifamily rental property. As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool".

     The rights of the holders of the Class B and Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Certificates, and the rights of the holders of the Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class B Certificates, in each case to the extent described herein and in the Prospectus.

     The Class A Certificates will be represented initially by certificates registered in the name of Cede & Co., as nominee of DTC, as described herein. The interests of the beneficial owners of the Class A Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Class A Certificates only under the limited circumstances described herein and in the Prospectus. See "Description of the Certificates-Book-Entry Registration of the Class A Certificates" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class B Certificates and the Class C Certificates (collectively, the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. Transfer of the Class R Certificates will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described herein under "Certain Federal Income Tax Consequences-Special Tax Considerations Applicable to REMIC Residual Certificates" and in the Prospectus under "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".

     Distributions on the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such day is not a business day, then on the next business day, beginning in _____________ 199____ (each, a "Distribution Date"). As described herein, interest distributions on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for each Class of Offered Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Offered Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates (as defined herein) on the Mortgage Loans. Principal distributions on each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

(cover continued)

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, changes in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Effect of Prepayments on Average Life of Certificates" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates"), when offered... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should consider the associated risks, including the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk
Factors-Effect   of  Prepayments  on  Average  Life  of   Certificates"  in  the
Prospectus.]

                              [inside front cover]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED ____________________, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms that are used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.


Title of Certificates ...............   Mortgage   Pass-Through    Certificates,
                                        Series 199__-__.

Depositor ...........................   Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware Corporation. See
                                        "The Depositor" in the  Prospectus.  The
                                        Offered Certificates are not insured or guaranteed by the Depositor, Deutsche
                                        Bank AG or any of their affiliates.

Master Servicer .....................   ____________________.  See "Servicing of
                                        the Mortgage Loans-The Master Servicer" herein.

Special Servicer ....................   _____________________. See "Servicing of
                                        the Mortgage Loans-The Special Servicer" herein.

Trustee .............................   _____________________.  See "Description
                                        of the Certificates-The Trustee" herein.

REMIC Administrator .................   _____________________.    See   "Certain
                                        Federal            Income            Tax
                                        Consequences-REMICs-Reporting  and Other
                                        Administrative   Matters"   herein   and
                                        "Description      of     the     Pooling
                                        Agreements-Events    of   Default"   and
                                        "-Rights  Upon Event of  Default" in the
                                        Prospectus.

Mortgage Loan Seller ................   ________________________.            See
                                        "Description  of the  Mortgage  Pool-The
                                        Mortgage Loan Seller" herein.

Cut-off Date ........................   ___________________, 199__.

Delivery Date .......................   On or about ___________________, 199__.

Registration; Denominations .........   The Class A Certificates will be issued,
                                        maintained   and   transferred   on  the
                                        book-entry    records    of    DTC    in
                                        denominations  of $25,000  and  integral
                                        multiples of $1 in excess  thereof.  The
                                        Class B  Certificates  will be issued in
                                        fully  registered,  certificated form in
                                        denominations   of   $100,000   and   in
                                        integral  multiples  of $1,000 in excess
                                        thereof,  with one  Class B  Certificate
                                        evidencing an additional amount equal to
                                        the remainder of the initial Certificate
                                        Balance  of  such  Class.  The  Class  R
                                        Certificates    will   be    issued   in
                                        registered, certificated form in minimum denominations of 20% percentage interest in such Class.

                                        The   Class  A   Certificates   will  be
                                        represented   by  one  or  more   global
                                        Certificates  registered  in the name of
                                        Cede & Co., as nominee of DTC. No person
                                        acquiring  an  interest  in the  Class A
                                        Certificates  (any such person, a "Class
                                        A  Certificate  Owner") will be entitled
                                        to  receive  a  Class A  Certificate  in
                                        fully  registered,  certificated form (a
                                        "Definitive   Class   A   Certificate"),
                                        except  under the limited  circumstances
                                        described herein and
                                        in the Prospectus.  See  "Description of
                                        the Certificates-Book-Entry Registration
                                        of the Class A Certificates"  herein and
                                        "Description            of           the
                                        Certificates-Book-Entry Registration and
                                        Definitive    Certificates"    in    the
                                        Prospectus.

The Mortgage Pool ...................   The Mortgage  Pool will consist of _____
                                        conventional,   balloon  Mortgage  Loans
                                        with  an   Initial   Pool   Balance   of
                                        $_________________.  On or  prior to the
                                        Delivery   Date,   the  Depositor   will
                                        acquire  the  Mortgage  Loans  from  the
                                        Mortgage  Loan  Seller   pursuant  to  a
                                        Purchase  Agreement,   dated  [the  date
                                        hereof],  between the  Depositor and the
                                        Mortgage  Loan  Seller  (the   "Purchase
                                        Agreement").  In the Purchase Agreement,
                                        the   Mortgage   Loan  Seller  has  made
                                        certain  representations  and warranties
                                        to   the    Depositor    regarding   the
                                        characteristics   and   quality  of  the
                                        Mortgage Loans and, as more particularly
                                        described herein, has agreed to cure any
                                        material  breach  thereof or  repurchase
                                        the   affected    Mortgage    Loan.   In
                                        connection  with the  assignment  of its
                                        interests in the  Mortgage  Loans to the
                                        Trustee,  the Depositor will also assign
                                        its rights under the Purchase  Agreement
                                        insofar  as they  relate to or arise out
                                        of   the    Mortgage    Loan    Seller's
                                        representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and
                                        Warranties; Repurchases" herein.

                                        Each Mortgage Loan is secured by a first
                                        mortgage  lien on a fee simple estate in
                                        real property (as to such Mortgage Loan,
                                        the "Mortgaged  Property") operated as a
                                        Health    Care-Related    Facility   (__
                                        Mortgage Loans which  represent ____% of
                                        the  Initial  Pool  Balance),  a  retail
                                        property   (__   Mortgage   Loans  which
                                        represent   ___%  of  the  Initial  Pool
                                        Balance),   an   office   building   (__
                                        Mortgage Loans which  represent ____% of
                                        the   Initial   Pool   Balance)   or   a
                                        multifamily rental property (__ Mortgage
                                        Loans which represent __% of the Initial
                                        Pool Balance).  ________ of the Mortgage
                                        Loans,  which  represent  _____%  of the
                                        Initial  Pool  Balance,  are  secured by
                                        liens on Mortgaged Properties located in
                                        _______________. The remaining Mortgaged
                                        Properties   are   located    throughout
                                        ___________     other    states.     See
                                        "Description     of     the     Mortgage
                                        Pool-Additional       Mortgage      Loan
                                        Information"  and  "Risk   Factors-Risks
                                        Associated With Multifamily  Properties"
                                        and "-Risks  Associated with ___________
                                        Properties"  and   "Description  of  the
                                        Mortgage  Pool-Additional  Mortgage Loan
                                        Information" herein.  ___________ of the
                                        Mortgage Loans,  which represent ______%
                                        of the Initial Pool Balance, provide for
                                        scheduled  payments of principal  and/or
                                        interest ("Monthly  Payments") to be due
                                        on the  first  day of  each  month;  the
                                        remainder of the Mortgage  Loans provide
                                        for  Monthly  Payments  to be due on the
                                        ____, _____,  _____ or _____ day of each
                                        month  (the date in any month on which a
                                        Monthly  Payment on a  Mortgage  Loan is
                                        first   due,   the  "Due   Date").   The
                                        annualized   rate  at   which   interest
                                        accrues (the "Mortgage Rate") on ____ of
                                        the  Mortgage  Loans (the "ARM  Loans"),
                                        which  represent  _____% of the  Initial
                                        Pool  Balance,  is subject to adjustment
                                        on  specified  Due Dates (each such date
                                        of   adjustment,   an   "Interest   Rate
                                        Adjustment  Date")  by  adding  a  fixed
                                        number   of  basis   points   (a  "Gross
                                        Margin")  to the  value of a base  index
                                        (an "Index"),  subject, in ______ cases,
                                        to  lifetime   maximum   and/or  minimum
                                        Mortgage  Rates,  and in _____ cases, to
                                        periodic maximum and/or
                                        minimum  Mortgage Rates, in each case as
                                        described  herein;   and  the  remaining
                                        Mortgage  Loans (the "Fixed Rate Loans")
                                        bear interest at fixed  Mortgage  Rates.
                                        ____ of the ARM Loans,  which  represent
                                        ___%  of  the  Initial   Pool   Balance,
                                        provide  for  Interest  Rate  Adjustment
                                        Dates  that  occur  monthly,  while  the
                                        remainder  of the ARM Loans  provide for
                                        adjustments  of  the  Mortgage  Rate  to
                                        occur    semi-annually    or   annually.
                                        [Identify   Mortgage   Loan  Index]  See
                                        "Description     of     the     Mortgage
                                        Pool-Certain  Payment   Characteristics"
                                        herein.

                                        The amount of the Monthly Payment on all
                                        of  the  ARM   Loans   is   subject   to
                                        adjustment  on specified Due Dates (each
                                        such date, a "Payment  Adjustment Date")
                                        to an amount  that  would  amortize  the
                                        outstanding  principal  balance  of  the
                                        Mortgage  Loan  over its then  remaining
                                        amortization  schedule  and pay interest
                                        at the then  applicable  Mortgage  Rate.
                                        The  ARM  Loans   provide   for  Payment
                                        Adjustment  Dates  that occur on the Due
                                        Date  following  each  related  Interest
                                        Rate Adjustment Date.

                                        All of the  Mortgage  Loans  provide for
                                        monthly  payments of principal  based on
                                        amortization   schedules   significantly
                                        longer than the remaining  terms of such
                                        Mortgage    Loans,    thereby    leaving
                                        substantial principal amounts due and payable (each such payment, together with the corresponding interest payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

Description of the Certificates .....   The Certificates will be issued pursuant
                                        to a Pooling and Servicing Agreement, to
                                        be dated as of the Cut-off  Date,  among
                                        the Depositor,  the Master Servicer, the
                                        Special  Servicer,  the  Trustee and the
                                        REMIC  Administrator  (the  "Pooling and
                                        Servicing    Agreement"),    and    will
                                        represent  in the  aggregate  the entire
                                        beneficial  ownership  interest  in  the
                                        Trust  Fund,  which will  consist of the
                                        Mortgage   Pool  and   certain   related
                                        assets.

                                        The aggregate Certificate Balance of the
                                        Certificates  as of  the  Delivery  Date
                                        will  equal the  Initial  Pool  Balance.
                                        Each Class of Offered  Certificates will
                                        have the initial Certificate Balance set
                                        forth on the cover page, and the Class C
                                        Certificates   will   have  an   initial
                                        Certificate  Balance  of  $____________.
                                        See       "Description       of      the
                                        Certificates-General" herein.

                                        The Pass-Through Rate applicable to each
                                        Class of  Certificates  for the  initial
                                        Distribution  Date will equal _____% per
                                        annum.  With respect to any Distribution
                                        Date    subsequent    to   the   initial
                                        Distribution Date, the Pass-Through Rate
                                        for  each  Class  of  Certificates  will
                                        equal  the   weighted   average  of  the
                                        applicable  Effective Net Mortgage Rates
                                        for the Mortgage Loans,  weighted on the
                                        basis   of   their   respective   Stated
                                        Principal Balances (as described herein)
                                        immediately  prior to such  Distribution
                                        Date.  For purposes of  calculating  the
                                        Pass-Through   Rate  for  any  Class  of
                                        Certificates and any Distribution  Date,
                                        the  "applicable  Effective Net Mortgage
                                        Rate"  for  each  Mortgage  Loan  is  an
                                        annualized  rate  equal to the  Mortgage
                                        Rate in effect for such Mortgage Loan as
                                        of the [second] day of the most recently
                                        ended calendar month, (a) reduced by ___
                                        basis
                                        points  (the   Mortgage   Rate,   as  so
                                        reduced,  the "Net Mortgage Rate"),  and
                                        (b) if the  accrual of  interest on such
                                        Mortgage Loan is computed  other than on
                                        the basis of a 360-day  year  consisting
                                        of twelve  30-day  months  (which is the
                                        basis of  accrual  for  interest  on the
                                        Certificates),  then adjusted to reflect
                                        that  difference  in  computation.   See
                                        "Description            of           the
                                        Certificates-Distributions-Pass-Through
                                        Rates"    and    "-Distributions-Certain
                                        Calculations  with Respect to Individual
                                        Mortgage Loans" herein.

Interest Distributions
  on the Senior Certificates ........   On each Distribution Date, to the extent
                                        of the  Available  Distribution  Amount,
                                        holders   of  each   Class   of   Senior
                                        Certificates will be entitled to receive
                                        distributions  of  interest in an amount
                                        equal to all  Distributable  Certificate
                                        Interest    with    respect    to   such
                                        Certificates for such  Distribution Date
                                        and, to the extent not previously  paid,
                                        for all prior  Distribution  Dates.  See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

                                        The "Distributable Certificate Interest"
                                        in respect of any Class of  Certificates
                                        for any Distribution Date will equal one
                                        month's interest at the  then-applicable
                                        Pass-Through   Rate   accrued   on   the
                                        Certificate  Balance  of such  Class  of
                                        Certificates  immediately  prior to such
                                        Distribution  Date, reduced (to not less
                                        than    zero)    by   such    Class   of
                                        Certificates'  allocable  share (in each
                                        case, calculated as described herein) of
                                        any Net  Aggregate  Prepayment  Interest
                                        Shortfall (also as described herein) for
                                        such Distribution Date. See "Description
                                        of    the    Certificates-Distributions-
                                        Distributable    Certificate   Interest"
                                        herein.

                                        The "Available  Distribution Amount" for
                                        any  Distribution  Date is, as described
                                        herein   under   "Description   of   the
                                        Certificates-Distributions", the total of all payments or other collections (or available advances) on or in respect of the Mortgage Loans that are available for distribution on the Certificates on such date.

Principal Distributions on
  the Senior Certificates ...........   On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining  after  the  distributions  of
                                        interest   to  be  made  on  the  Senior
                                        Certificates  on such  date,  holders of
                                        the Senior Certificates will be entitled
                                        to distributions of principal (until the
                                        Certificate  Balances of such Classes of
                                        Certificates  are reduced to zero) in an
                                        aggregate amount equal to the sum of (a)
                                        such  holders'  pro  rata  share  of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution Date, plus (b) the
                                        entire       Unscheduled       Principal
                                        Distribution     Amount     for     such
                                        Distribution   Date.   Distributions  of
                                        principal  on  the  Senior  Certificates
                                        will be paid first to the holders of the
                                        Class   R    Certificates    until   the
                                        Certificate Balance of such Certificates
                                        is  reduced  to  zero,  and  then to the
                                        holders of the Class A Certificates. See
                                        "Description            of           the
                                        Certificates-Distributions-Scheduled
                                        Principal    Distribution   Amount   and
                                        Unscheduled    Principal    Distribution
                                        Amount" herein.

Interest Distributions on
  the Class B Certificates ..........   On each Distribution Date, to the extent
                                        of the Available Distribution Amount remaining after all distributions to be made on the Senior

                                        Certificates    on   such   date   (such
                                        remaining   portion,    the   "Class   B
                                        Available Distribution Amount"), holders
                                        of the  Class  B  Certificates  will  be
                                        entitled  to  receive  distributions  of
                                        interest  in  an  amount  equal  to  all
                                        Distributable  Certificate Interest with
                                        respect  to such  Certificates  for such
                                        Distribution Date and, to the extent not
                                        previously    paid,    for   all   prior
                                        Distribution Dates. See "Description of the Certificates-Distributions" herein.

Principal Distributions on
  the Class B Certificates ..........   On each Distribution Date, to the extent
                                        of the  Class B  Available  Distribution
                                        Amount remaining after the distributions
                                        of  interest  to be made on the  Class B
                                        Certificates  on such  date,  holders of
                                        the   Class  B   Certificates   will  be
                                        entitled to  distributions  of principal
                                        (until the  Certificate  Balance of such
                                        Class  of  Certificates  is  reduced  to
                                        zero) in an  amount  equal to the sum of
                                        (a) such  holders' pro rata share of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution  Date, plus (b) if
                                        the  Certificate  Balances of the Senior
                                        Certificates  have been reduced to zero,
                                        then to the  extent not  distributed  in
                                        reduction of such  Certificate  Balances
                                        on such  Distribution  Date,  the entire
                                        Unscheduled    Principal    Distribution
                                        Amount for such  Distribution  Date. See
                                        "Description    of   the   Certificates-
                                        Distributions" herein.

Certain Yield and Prepayment
  Considerations ....................   The yield on the Offered Certificates of
                                        any class will  depend on,  among  other
                                        things,  the Pass-Through  Rate for such
                                        Certificates.  The yield on any  Offered
                                        Certificate   that  is  purchased  at  a
                                        discount   or   premium   will  also  be
                                        affected  by  the  rate  and  timing  of
                                        distributions in respect of principal on
                                        such Certificate,  which in turn will be
                                        affected  by (i) the rate and  timing of
                                        principal payments (including  principal
                                        prepayments)  on the Mortgage  Loans and
                                        (ii) the extent to which such  principal
                                        payments are applied on any Distribution
                                        Date  in  reduction  of the  Certificate
                                        Balance  of  the  Class  to  which  such
                                        Certificate belongs. See "Description of
                                        the Certificates-Distributions-Priority"
                                        and "-Distributions-Scheduled  Principal
                                        Distribution   Amount  and   Unscheduled
                                        Principal Distribution Amount" herein.

                                        An investor  that  purchases  an Offered
                                        Certificate   at   a   discount   should
                                        consider  the risk  that a  slower  than
                                        anticipated  rate of principal  payments
                                        on such  Certificate  will  result in an
                                        actual  yield  that is lower  than  such
                                        investor's  expected  yield. An investor
                                        that  purchases any Offered  Certificate
                                        at a premium  should  consider  the risk
                                        that a faster than  anticipated  rate of
                                        principal  payments on such  Certificate
                                        will  result in an actual  yield that is
                                        lower  than  such  investor's   expected
                                        yield. Insofar as an investor's initial investment in any Offered Certificate is repaid, there can be no assurance that such amounts can be reinvested in a comparable alternative investment with a comparable yield.

                                        The  actual   rate  of   prepayment   of
                                        principal on the  Mortgage  Loans cannot
                                        be predicted.  The Mortgage Loans may be
                                        prepaid  at any  time,  subject,  in the
                                        case of ____ Mortgage  Loans, to payment
                                        of a Prepayment Premium.  The investment
                                        performance of the Offered  Certificates
                                        may vary  materially  and adversely from
                                        the investment expectations of
                                        investors  due  to  prepayments  on  the
                                        Mortgage  Loans  being  higher  or lower
                                        than   anticipated  by  investors.   The
                                        actual yield to the holder of an Offered
                                        Certificate  may  not  be  equal  to the
                                        yield   anticipated   at  the   time  of
                                        purchase   of   the    Certificate   or,
                                        notwithstanding that the actual yield is
                                        equal to the yield  anticipated  at that
                                        time,  the total  return  on  investment
                                        expected by the investor or the expected
                                        weighted average life of the Certificate
                                        may not be realized. For a discussion of
                                        certain factors affecting  prepayment of
                                        the Mortgage Loans, including the effect
                                        of Prepayment  Premiums,  see "Yield and
                                        Maturity   Considerations"   herein.  In
                                        deciding whether to purchase any Offered
                                        Certificates, an investor should make an
                                        independent    decision    as   to   the
                                        appropriate prepayment assumptions to be used.

                                        [The    structure    of   the    Offered
                                        Certificates causes the yield of certain
                                        Classes to be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:]

                                        [Allocation to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization   of  the  Mortgage  Loans.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  the Unscheduled Principal
                                        Distribution     Amount     for     each
                                        Distribution Date will be allocated to the Class B Certificates.]

                                        [The following  disclosure is applicable
                                        to Stripped Interest Certificates,  when
                                        offered    The     Stripped     Interest
                                        Certificates.  The Class S  Certificates
                                        are  interest-only  Certificates and are
                                        not  entitled  to any  distributions  in
                                        respect  of  principal.   The  yield  to
                                        maturity  of the  Class  S  Certificates
                                        will  be  especially  sensitive  to  the
                                        prepayment,   repurchase   and   default
                                        experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

                                        Class  R  Certificates:  Holders  of the
                                        Class R  Certificates  are  entitled  to
                                        receive  distributions  of principal and
                                        interest as described  herein;  however,
                                        holders  of such  Certificates  may have
                                        tax  liabilities  with  respect to their
                                        Certificates  during the early  years of
                                        the  term  of  the   Trust   Fund   that
                                        substantially  exceed the  principal and
                                        interest  payable  thereon  during  such
                                        periods.   See   "Yield   and   Maturity
                                        Considerations", especially "-Additional
                                        Yield  Considerations  Applicable Solely
                                        to the Class R Certificates," herein and
                                        "Certain      Federal     Income     Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Advances ............................   The Master  Servicer is required to make
                                        advances   (each,   an   "Advance")   of
                                        delinquent  principal  and interest (net
                                        of  related   Servicing   Fees)  on  the
                                        Mortgage  Loans  or, in the case of each
                                        Mortgage  Loan  that  is  delinquent  in
                                        respect of its Balloon  Payment or as to
                                        which the related Mortgaged Property was
                                        acquired  through  foreclosure,  deed in
                                        lieu of foreclosure
                                        or   otherwise,   only   of   delinquent
                                        interest   (net  of  related   Servicing
                                        Fees),    in   any   event   under   the
                                        circumstances   and   subject   to   the
                                        limitations  set forth herein.  Advances
                                        are  intended to maintain a regular flow
                                        of  scheduled   interest  and  principal
                                        payments   to  the   Certificateholders,
                                        rather  than  to   guarantee  or  insure
                                        against  losses.  Accordingly,  Advances
                                        which  cannot  be   reimbursed   out  of
                                        collections  on or  in  respect  of  the
                                        related Mortgage Loans  ("Nonrecoverable
                                        Advances")  will  represent a portion of
                                        the    losses    to    be    borne    by
                                        Certificateholders.

                                        The Master  Servicer will be entitled to
                                        interest on any Advances  made,  and the
                                        Master Servicer and the Special Servicer
                                        will each be  entitled  to  interest  on
                                        certain  servicing  expenses incurred by
                                        it  or  on  its  behalf,  such  interest
                                        accruing at the rate and  payable  under
                                        the   circumstances   described  herein.
                                        Interest accrued on outstanding Advances
                                        will  result in a  reduction  in amounts
                                        payable   on   the   Certificates.   See
                                        "Description   of    the   Certificates-
                                        Advances"      and      "-Subordination;
                                        Allocation   of    Collateral    Support
                                        Deficit" herein and  "Description of the
                                        Certificates-Advances   in   Respect  of
                                        Delinquencies"  and  "Description of the
                                        Pooling Agreements-Certificate Account" in the Prospectus.

                                        Each    Distribution    Date   Statement
                                        delivered   by   the   Trustee   to  the
                                        Certificateholders      will     contain
                                        information  relating  to the amounts of
                                        Advances   made  with   respect  to  the
                                        related     Distribution    Date.    See
                                        "Description of the Certificates-Reports
                                        to Certificateholders; Certain Available
                                        Information"  herein and "Description of
                                        Certificates-Reports                  to
                                        Certificateholders" in the Prospectus.

Subordination; Allocation of Collateral
   Support Deficit ..................   The rights of the holders of the Class B
                                        and  Class  C  Certificates  to  receive
                                        distributions   with   respect   to  the
                                        Mortgage  Loans will be  subordinate  to
                                        the rights of the  holders of the Senior
                                        Certificates,  and  the  rights  of  the
                                        holders of the Class C  Certificates  to
                                        receive  distributions  with  respect to
                                        the Mortgage  Loans will be  subordinate
                                        to  the  rights  of the  holders  of the
                                        Class B  Certificates,  in each  case to
                                        the extent  described  herein and in the
                                        Prospectus.    This   subordination   is
                                        intended  to enhance the  likelihood  of
                                        timely  receipt  by the  holders  of the
                                        Senior  Certificates  of the full amount
                                        of   all    Distributable    Certificate
                                        Interest  payable  in  respect  of  such
                                        Certificates on each Distribution  Date,
                                        and the ultimate receipt by such holders
                                        of  principal  in an amount equal to the
                                        entire aggregate  Certificate Balance of
                                        the Senior Certificates.  Similarly, but
                                        to a lesser degree,  this  subordination
                                        is  also   intended   to   enhance   the
                                        likelihood  of  timely  receipt  by  the
                                        holders of the Class B  Certificates  of
                                        the  full  amount  of all  Distributable
                                        Certificate  Interest payable in respect
                                        of    such    Certificates    on    each
                                        Distribution   Date,  and  the  ultimate
                                        receipt by such  holders of principal in
                                        an   amount    equal   to   the   entire
                                        Certificate   Balance  of  the  Class  B
                                        Certificates. Such subordination will be
                                        accomplished  by the  application of the
                                        Available  Distribution  Amount  on each
                                        Distribution  Date to  distributions  on
                                        the respective  Classes of  Certificates
                                        in  the  order  described  herein  under
                                        "Description   of    the   Certificates-
                                        Distributions-Priority".  No other  form
                                        of Credit  Support will be available for
                                        the   benefit  of  the  holders  of  the
                                        Offered Certificates.

                                        Allocation  to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization  of the Mortgage  Loans. To
                                        the extent that the Senior  Certificates
                                        are  amortized  faster than the Mortgage
                                        Loans, the percentage interest evidenced
                                        by the Senior  Certificates in the Trust
                                        Fund   will   be   decreased   (with   a
                                        corresponding  increase in the  interest
                                        in the Trust Fund evidenced by the Class
                                        B and  Class  C  Certificates),  thereby
                                        increasing, relative to their respective
                                        Certificate Balances,  the subordination
                                        afforded the Senior  Certificates by the
                                        Class  B  and   Class  C   Certificates.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  allocation to the Class B
                                        Certificates,  for so long  as they  are
                                        outstanding,  of the entire  Unscheduled
                                        Principal  Distribution  Amount for each
                                        Distribution Date will provide a similar
                                        benefit to such Class of Certificates as
                                        regards   the    relative    amount   of
                                        subordination  afforded  thereto  by the
                                        Class C Certificates.

                                        As  a  result   of   losses   and  other
                                        shortfalls  experienced  with respect to
                                        the  Mortgage  Loans or  otherwise  with
                                        respect  to the Trust  Fund  (which  may
                                        include  shortfalls  arising  both  from
                                        interest  accrued on  Advances  and from
                                        Nonrecoverable  Advances), the aggregate
                                        Stated Principal Balance of the Mortgage
                                        Pool   expected   to   be    outstanding
                                        immediately  following any  Distribution
                                        Date  may be  less  than  the  aggregate
                                        Certificate  Balance of the Certificates
                                        immediately  following the distributions
                                        on such Distribution  Date. Such deficit
                                        (the "Collateral  Support Deficit") will
                                        be  allocated   first  to  the  Class  C
                                        Certificates,   then  to  the   Class  B
                                        Certificates  and  last  to the  Class A
                                        Certificates   (in  reduction  of  their
                                        Certificate  Balances),   in  each  case
                                        until the  related  Certificate  Balance
                                        has   been   reduced   to   zero.    See
                                        "Description   of  the   Certificates  -
                                        Subordination;  Allocation of Collateral
                                        Support Deficit" herein.

Optional Termination ................   At its option,  on any Distribution Date
                                        on which the remaining  aggregate Stated
                                        Principal  Balance of the Mortgage  Pool
                                        is  less  than  5% of the  Initial  Pool
                                        Balance,  the  Master  Servicer  or  the
                                        Depositor   may   purchase  all  of  the
                                        Mortgage Loans and REO  Properties,  and
                                        thereby effect  termination of the Trust
                                        Fund and  early  retirement  of the then
                                        outstanding      Certificates.       See
                                        "Description   of    the   Certificates-
                                        Termination; Retirement of Certificates" herein and in the Prospectus.

Certain Federal Income
     Tax Consequences ...............   An  election  will be made to treat  the
                                        Trust Fund as a REMIC for Federal income
                                        tax  purposes.  Upon the issuance of the
                                        Offered                    Certificates,
                                        _______________________,  counsel to the
                                        Depositor,   will  deliver  its  opinion
                                        generally to the effect  that,  assuming
                                        compliance  with all  provisions  of the
                                        Pooling  and  Servicing  Agreement,  for
                                        Federal  income tax purposes,  the Trust
                                        Fund  will  qualify  as  a  REMIC  under
                                        Sections  860A through 860G of the Code.
                                        For  Federal  income tax  purposes,  the
                                        Class   A,   Class   B   and   Class   C
                                        Certificates   will   be  the   "regular
                                        interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund.

                                        Under the REMIC Regulations, the Class R
                                        Certificates  will  not be  regarded  as
                                        having  "significant value" for purposes
                                        of  applying   the  rules   relating  to
                                        "excess  inclusions."  In addition,  the
                                        Class  R  Certificates   may  constitute
                                        "noneconomic"   residual  interests  for
                                        purposes   of  the  REMIC   Regulations.
                                        Transfers  of the  Class R  Certificates
                                        will be restricted under the Pooling and
                                        Servicing  Agreement  to  United  States
                                        Persons in a manner  designed to prevent
                                        a  transfer  of a  noneconomic  residual
                                        interest  from being  disregarded  under
                                        the  REMIC  Regulations.   See  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual    Certificates"   herein   and
                                        "Certain      Federal     Income     Tax
                                        Consequences-REMICs-Taxation  of  Owners
                                        of  REMIC  Residual  Certificates-Excess
                                        Inclusions"  and   "-Noneconomic   REMIC
                                        Residual     Certificates"     in    the
                                        Prospectus.

                                        The  Class R  Certificateholders  may be
                                        required  to report an amount of taxable
                                        income  with  respect to the early years
                                        of   the   Trust    Fund's   term   that
                                        significantly  exceeds  distributions on
                                        the  Class R  Certificates  during  such
                                        years, with corresponding tax deductions
                                        or losses deferred until the later years
                                        of the Trust Fund's  term.  Accordingly,
                                        on  a  present  value  basis,   the  tax
                                        detriments   occurring  in  the  earlier
                                        years may  substantially  exceed the sum
                                        of any tax  benefits in the later years.
                                        As    a    result,     the    Class    R
                                        Certificateholders'  after-tax  rate  of
                                        return may be zero or negative, event if
                                        their   pre-tax   rate  of   return   is
                                        positive.

                                        See "Yield and Maturity Considerations,"
                                        especially       "-Additional      Yield
                                        Considerations  Applicable Solely to the
                                        Class  R  Certificates",   and  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual Certificates" herein.

                                        For further  information  regarding  the
                                        Federal  income  tax   consequences   of
                                        investing  in the Offered  Certificates,
                                        see   "Certain    Federal   Income   Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Rating ..............................   It is a condition of their issuance that
                                        the  Senior  Certificates  be rated  not
                                        lower than  "___",  and that the Class B
                                        Certificates  be rated  not  lower  than
                                        "___",    by     _______________________
                                        ([collectively,]       the       "Rating
                                        Agenc[ies]"). A security rating is not a
                                        recommendation  to  buy,  sell  or  hold
                                        securities   and  may  be   subject   to
                                        revision  or  withdrawal  at any time by
                                        the assigning  Rating Agency. A security
                                        rating does not address the frequency of
                                        prepayments  of Mortgage  Loans,  or the
                                        corresponding   effect   on   yield   to
                                        investors.  [The following disclosure is
                                        applicable    to    Stripped    Interest
                                        Certificates,  when  offered A  security
                                        rating does not address the frequency or
                                        likelihood   of   prepayments   (whether
                                        voluntary  or  involuntary)  of Mortgage
                                        Loans, or the possibility that, as a result of prepayments, investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]
                                        See "Rating" herein.

ERISA Considerations ................   Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements are invested, that
                                        are subject to the  Employee  Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the Prospectus.

Legal Investment ....................   [The Senior Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of SMMEA,  for so long as they
                                        are  rated  in one of  the  two  highest
                                        ratings   categories   by  one  or  more
                                        nationally recognized statistical rating
                                        organizations  and,  as such,  are legal
                                        investments for certain  entities to the
                                        extent    provided   in   SMMEA.    Such
                                        investments, however, will be subject to
                                        general    regulatory     considerations
                                        governing   investment  practices  under
                                        state  and  federal  law.  In  addition,
                                        institutions whose investment activities
                                        are  subject  to  review by  federal  or
                                        state  regulatory  authorities may be or
                                        may  become  subject  to   restrictions,
                                        which may be  retroactively  imposed  by
                                        such  regulatory  authorities,   on  the
                                        investment  by  such   institutions   in
                                        certain   forms  of   mortgage   related
                                        securities.  Furthermore, certain states
                                        have   recently   enacted    legislation
                                        overriding    the    legal    investment
                                        provisions of SMMEA.]

                                        [The  Class B  Certificates  will not be
                                        "mortgage related securities" within the
                                        meaning  of  SMMEA.  As  a  result,  the
                                        appropriate   characterization   of  the
                                        Class B Certificates under various legal
                                        investment  restrictions,  and  thus the
                                        ability  of  investors  subject to these
                                        restrictions  to  purchase  the  Class B
                                        Certificates,    may   be   subject   to
                                        significant               interpretative
                                        uncertainties.]

                                        Investors should consult their legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Underwriter has indicated its intention to make a secondary market in the Offered Certificates, but it is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Limited Liquidity" in the Prospectus.

     Certain Yield Considerations. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will, in turn, depend on, among other things, (w) the Pass-Through Rate for such Certificate, (x) the rate and timing of principal payments (including principal prepayments) and other principal collections on or in respect of the Mortgage Loans and the extent to which such amounts are to be applied or otherwise result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificates belongs, (y) the rate, timing and severity of losses on or in respect of the Mortgage Loans and the extent to which such losses result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificate belongs, and (z) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocated in reduction of the Distributable Certificate Interest payable on the Class of Certificates to which such Certificate belongs. It is impossible to predict with certainty any of the factors described in the preceding sentence. Accordingly, investors may find it difficult to analyze the effect that such factors might have on the yield to maturity of any Class of Offered Certificates. [The yield to maturity of the Class S Certificates will be highly sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on or in respect of the Mortgage Loans, and investors in the Class S Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of amortization and prepayment of the related Notional Amount could result in the failure of such investors to recoup their initial investments.] See "Description of the Mortgage Pool", "Description of the Certificates--Distributions" and "--Subordination; Allocation of Collateral Support Deficit" and "Yield and Maturity Considerations" herein. See also "Yield and Maturity Considerations" in the Prospectus.

     Potential Liability to the Trust Fund Relating to a Materially Adverse Environmental Condition. [An environmental site assessment was performed at [each][all but ___] of the Mortgaged Properties during the _____ month period prior to the Cut-off Date. [Note any special environmental problems.] [Otherwise,] no such environmental assessment revealed any material adverse environmental condition or circumstance at any Mortgaged Property[, except for
(i) those cases in which the condition or circumstance was remediated or an escrow for such remediation has been established and (ii) those cases in which an operations and maintenance plan or periodic monitoring of nearby properties was recommended, which recommendations are consistent with industrywide practices].

     The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property securing a defaulted Mortgage Loan prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Risk of Liability Arising from Environmental
Conditions" and "Certain Legal Aspects of Mortgage Loans-Environmental Considerations" in the Prospectus.

     Exposure of the Mortgage Pool to Adverse Economic or other Developments Based on Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Increased Risk of Loss Associated With Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Increased Risk of Default Associated with Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Increased Risk of Default  Associated  with Balloon  Payments.  None of the
Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments" in the Prospectus.

     Extension Risk Associated With Modification of Mortgage Loans with Balloon Payments. In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     Risks Particular to Health Care-Related Facilities. Certain types of Health Care-Related Facilities (including nursing homes) typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Accordingly, there can be no assurance that payments under government reimbursement programs will be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under the Mortgage Loans secured thereby, could be adversely affected.

     Health Care-Related Facilities are generally subject to federal and state laws and licensing requirements that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Moreover, where licenses or other governmental approvals are necessary, such are generally personal to the operator of the facility. Accordingly, in the event of foreclosure of a defaulted Mortgage Loan, the purchaser at foreclosure would generally not be entitled to obtain governmental reimbursement payments relating to services furnished at the facility prior to foreclosure, and might be required to obtain new government operating licenses or approvals.

     Risks Particular to Retail Properties. In addition to risks generally associated with income producing real estate, mortgage loans secured by liens on retail properties can also be adversely affected by changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers), growth of alternative forms of retailing (such as direct mail and video shopping networks which need little or no retail space) and the public perception of the safety of customers at shopping centers. In addition, significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property.

     A retail property may also be adversely affected if a significant tenant ceases operations at such location (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

     Risks Particular to Office Properties. Mortgage loans secured by liens on office properties can be adversely affected by local competitive conditions, including the overall supply of office space and the existence of competitive buildings. For example, office buildings that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and unable to attract tenants. Similarly, a property will likely suffer if prospective tenants consider it less attractive, or less well-located, than nearby office properties. Accordingly, office properties generally require their owners to expend significant sums to pay for capital improvements and tenant improvements, as well as costs related to re-leasing space.

     Risks Particular to Multifamily Properties. In the case of multifamily lending in particular, adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Certain of the Mortgaged Properties may be subject to rent stabilization or rent control laws. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. Further, the cost of operating a multifamily property may increase, including the costs of utilities and the costs of required capital expenditures. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligation under its Mortgage Loan.

     Risks Relating to Lack of Certificateholder Control Over Trust Fund. Certificateholders generally do not have a right to vote, except with respect to required consents to certain amendments to the Pooling and Servicing Agreement. Furthermore, Certificateholders will generally not have the right to make decisions with respect to the administration of the Trust Fund. Such decisions are generally made, subject to the express terms of the Pooling and Servicing Agreement, by the Master Servicer, the Trustee, the Special Servicer or the REMIC Administrator, as applicable. Any decision made by one of those parties in respect of the Trust Fund, even if made in the best interests of the Certificateholders (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that would have been made by the holders of any particular Class of Offered Certificates and may negatively affect the interests of such holders.

     Yield Risk Associated With Changes in Concentrations. If and as payments in respect of principal (including any principal prepayments, liquidations and the principal portion of the repurchase prices of any Mortgage Loans repurchased due to breaches of representations) are received with respect to the Mortgage Loans, the remaining Mortgage Loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of Mortgagors and affiliated Mortgagors and geographic location. Because unscheduled collections of principal on the Mortgage Loans is payable on the Class A, Class B and Class C Certificates in sequential order, such Classes that have a lower sequential priority are relatively more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

     Subordination of Class B and Class C Certificates. As and to the extent described herein, the rights of the holders of the Class B and Class C Certificates to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of the holders of the Senior Certificates and also, in the case of the holders of the Class C Certificates, also to those of the holders of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Subordination; Allocation of Collateral Support Deficit" herein.

     Book-Entry Registration. The Class A Certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for DTC, and will not be registered in the names of the related holders of Certificates or their nominees. As a result, holders of Class A Certificates will not be recognized as "Certificateholders." Hence, those beneficial owners will be able to exercise the rights of holders of Certificates only indirectly through DTC and DTC Participants. See "Description of the Certificates-General" and "-Book-Entry Registration" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.


                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in real property (a "Mortgaged Property") operated as a Health Care-Related Facility, a retail property, an office building or a multifamily rental property. All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments due on or before such date, whether or not received.

     The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to the Purchase Agreement and will thereupon assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. See "-The Mortgage Loan Seller" herein and "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus. For purposes of the Prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller".

     The Mortgage Loans were originated between 19__ and 19__. The Mortgage Loan Seller originated ____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. The ARM Loans bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the applicable value of the related Index, subject in ______ cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans are Fixed Rate Loans. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date. None of the ARM Loans provide for negative amortization.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans. Thus, each Mortgage Loan will have a Balloon Payment due at its stated maturity date, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

[Delinquent and Nonperforming Mortgage Loans]

     [Describe those delinquent and nonperforming Mortgage Loans, if any, included in the Trust Fund.]

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

                                      S-17

                      Mortgage Rates as of the Cut-off Date

                                                       Number of                               Percent by
                                                       Mortgage      Aggregate Cut-off      Aggregate Cut-off
            Range of Mortgage Rates(%)                  Loans          Date Balance           Date Balance
            --------------------------                  -----          ------------           ------------









                                                    --------------   -------------------   --------------------

   Total .......................................
                                                    ==============   ===================   ====================

Weighted Average
Mortgage Rate (All Mortgage Loans):
 ______% per annum
Weighted Average
Mortgage Rate (ARM Loans): ____% per annum
Weighted Average
Mortgage Rate (Fixed Rate Loans): _____% per annum




                         Gross Margins for the ARM Loans

                                                                                                Percent by
                                                        Number of      Aggregate Cut-off     Aggregate Cut-off
              Range of Gross Margins(%)                 ARM Loans        Date Balance          Date Balance
              -------------------------                 ---------        ------------          ------------





                                                    --------------   -------------------   --------------------

   Total .......................................
                                                    ==============   ===================   ====================




Weighted Average
Gross Margin: ____%



                                      S-18

             Frequency of Adjustments to Mortgage Rates and Monthly
                           Payments for the ARM Loans

                                                      Monthly
                                 Mortgage Rate        Payment         Number of                              Percent by
                                  Adjustment         Adjustment        Mortgage     Aggregate Cut-off     Aggregate Cut-off
                                   Frequency         Frequency          Loans         Date Balance          Date Balance
                                   ---------         ---------          -----         ------------          ------------




                                                                   --------------  ------------------   -------------------
      Total ...................
                                                                   ==============  ==================   ===================




                Maximum Lifetime Mortgage Rates for the ARM Loans


                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------




   Total .....................................
                                                  ==============   ==================   ===================




Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)



-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.



                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------



   Total .....................................
                                                   ==============   ==================   ===================




Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)



-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.

                                      S-19



                 Maximum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------



   Total .....................................
                                                   ==============   ==================   ===================




Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)



-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.




                 Minimum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------



   Total .....................................
                                                   ==============   ==================   ===================




Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)



-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.

                                      S-20

                                                        Cut-off Date Balances

                                                     Number of                               Percent by
                    Cut-off Date                     Mortgage       Aggregate Cut-off     Aggregate Cut-off
                  Balance Range ($)                    Loans          Date Balance          Date Balance
                  -----------------                    -----          ------------          ------------







                                                   --------------   ------------------   -------------------

   Total .....................................
                                                   ==============   ==================   ===================


Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)

Average Cut-off Date
Balance (All Mortgage
Loans): $____________

Average Cut-off Date
Balance (ARM Loans): $____________

Average Cut-off Date
Balance (Fixed Rate Loans): $____________



                          Types of Mortgaged Properties

                                                                                                                      Percent by
                                                            Number of              Aggregate Cut-off Date          Aggregate Cut-off
                  Property Type                           Mortgage Loans                  Balance                    Date Balance
                  -------------                           --------------                  -------                   -------------
Multifamily ..................................
Retail .......................................
Office .......................................
Health Care-Related Facility .................
[other property types] .......................

      Total ..................................



               Geographic Distribution of the Mortgaged Properties




                                      Number of              Aggregate Cut-off        Percent by Aggregate          Weighted Average
            State                  Mortgage Loans              Date Balance           Cut-off Date Balance              DSC Ratio
            -----                  --------------             --------------          --------------------              ---------
        Total ...............




                  Original Term to Stated Maturity (in Months

                                                  Number of                                      Percent by
               Range of Original                  Mortgage           Aggregate Cut-off         Aggregate Cut-off
               Terms (in Months)                   Loans              Date Balance              Date Balance
               -----------------                   -----              ------------              ------------







                                               --------------   -------------------------   ---------------------
Total ....................................
                                               ==============   =========================   =====================


Weighted Average Original
Term to Stated Maturity
(All Mortgage Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): ____ months


                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date

                                                  Number of                                      Percent by
              Range of Remaining                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
               Terms (in Months)                   Loans              Date Balance              Date Balance
               -----------------                   -----              ------------              ------------






                                               --------------   -------------------------   ---------------------
Total ....................................
                                               ==============   =========================   =====================



Weighted Average Remaining
Term to Stated Maturity
(All Mortgage Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months

                               Year of Origination

                                                  Number of                                      Percent by
                                                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
                     Year                           Loans              Date Balance             Date Balance
                     ----                           -----              ------------             ------------






                                               --------------   -------------------------   ---------------------
Total ....................................
                                               ==============   =========================   =====================






                           Year of Scheduled Maturity

                                                  Number of                                      Percent by
                                                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
                     Year                           Loans              Date Balance             Date Balance
                     ----                           -----              ------------             ------------






                                               --------------   -------------------------   ---------------------
Total ....................................
                                               ==============   =========================   =====================



     The following table sets forth a range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" set forth in the following table for any Mortgage Loan is the ratio of (i) Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by the most recent operating statement available to the Depositor to (ii) the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), representing __% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                         Debt Service Coverage Ratios(A)

           Range of                 Number of                                        Percent by
         Debt Service               Mortgage            Aggregate Cut-off         Aggregate Cut-off
        Coverage Ratios               Loans               Date Balance              Date Balance






Not Calculated(B) .............  --------------   ---------------------------   -------------------
Total .........................  ==============   ===========================   ===================

Weighted Average
Debt Service Coverage
Ratio (All Mortgage
Loans): _____x(C)

Weighted Average
Debt Service Coverage
Ratio (ARM Loans): _____x(D)

Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans): _____x(E)

-------------------

(A) The Debt Service Coverage Ratios are based on the most recently available operating statements obtained from the respective mortgagors or the related property managers.

(B) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(C) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(E) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

     The following tables set forth the range of LTV Ratios of the Mortgage Loans at origination and the Cut-off Date. An "LTV Ratio" for any Mortgage Loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan or the Cut-off Date Balance of such Mortgage Loan, as applicable, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because it is based on the value of a Mortgaged Property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each Mortgaged Property. In a declining real estate market, the fair market value of a Mortgaged Property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a Mortgage Loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination.


                            LTV Ratios at Origination

                                         Number of                                    Percent by
         Range of Original               Mortgage          Aggregate Cut-off       Aggregate Cut-off
           LTV Ratios(%)                  Loans             Date Balance             Date Balance
           -------------                  -----             ------------             ------------






                                      --------------   ---------------------------   -------------------

Total .........................
                                      ==============   ===========================   ===================



Weighted Average Original
   LTV Ratio (All Mortgage
   Loans):  _____%

Weighted Average Original
   LTV Ratio (ARM Loans):
   _____%

Weighted Average Original
   LTV Ratio (Fixed Rate
   Loans):  _____%


                                      S-26

                           LTV Ratios at Cut-off Date

                                         Number of                                    Percent by
      Range of LTV Ratios(%)             Mortgage          Aggregate Cut-off       Aggregate Cut-off
        as of Cut-off Date                Loans             Date Balance             Date Balance
        ------------------                -----             ------------              ------------






                                      --------------   ---------------------------   -------------------

Total .........................
                                      ==============   ===========================   ===================



Weighted Average LTV
   Ratio as of Cut-off Date
   (All Mortgage Loans):
   _____%

Weighted Average LTV
   Ratio as of Cut-off Date
   (ARM Loans):  _____%

Weighted Average LTV
   Ratio as of Cut-off Date
   (Fixed Rate Loans):
   _____%



                                      S-27

                                 Occupancy Rates

                                       Number of                                       Percent by
           Range of                    Mortgage           Aggregate Cut-off          Aggregate Cut-off
      Occupancy Rates(A)                 Loans              Date Balance                Date Balance
      ------------------                 -----              ------------                ------------






                                      --------------   ---------------------------   -------------------

Total .........................
                                      ==============   ===========================   ===================



Weighted Average Occupancy Rate (All
   Mortgage Loans)(A):  _____%

Weighted Average Occupancy Rate
   (ARM Loans)(A):  _____%

Weighted Average Occupancy Rate
   (Fixed Rate Loans)(A):  _____%



---------------------------------

(A) Physical occupancy rates calculated based on rent rolls provided by the respective Mortgagors or related property managers as of a date no more than ___ months prior to the Cut-off Date.



            Prepayment Restrictions in Effect as of the Cut-off Date
                                                                                              Weighted Averages
                                                % by      Cum.      ----------------------------------------------------------------
                                  Aggregate   Aggregate   % of                                                            Indicative
                                   Cut-off    Cut-off    Initial                 Stated      Remaining                      Cut-off
    Prepayment         Number       Date        Date      Pool      Mortgage    Remaining      Amort.            Implied     Date
   Restrictions       of Loans     Balance     Balance   Balance      Rate      Term (Mo.)   Term (Mo.)   DSCR    DSCR       LTV
   ------------       --------   ----------  ----------  -------    --------   -----------  -----------   ----   ------    ---------

Locked Out (A)
Yield Maintenance (B)
Declining Percentage
  Premium
____% Premium
____% Premium
No Prepayment
  Restrictions
TOTALS


------------------

(A) The weighted average term to the expiration of the lock-out periods is ___ years. _____ of the Mortgage Loans within their lock-out periods are subject to declining percentage Prepayment Premiums after the expiration of their lock-out periods; the remaining Mortgage Loans are subject to a yield maintenance-type Prepayment Premium following such expiration.

(B) All Mortgage Loans subject to yield maintenance-type Prepayment Premiums remain subject to payment of the Prepayment Premium until at least ___ months prior to maturity.

     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds-Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans".

     [Delinquencies. As of the Cut-off Date, [no] Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment.]

The Mortgage Loan Seller

     General. [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in 19___ under the laws of
__________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________
constitutes multifamily mortgage loans.]

     The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Representations and Warranties; Repurchases

     In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

     [Specify significant representations and warranties.]

     If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties as described in the Prospectus and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, and
(iii) certain servicing expenses that are reimbursable to the Master Servicer and the Special Servicer.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and none of the Depositor, the Master Servicer or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

     Each of the Master Servicer and the Special Servicer will be required to service and administer the Mortgage Loans for which it is responsible, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof, may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (iii) the Master Servicer's or the Special Servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and (iv) the Master Servicer's or the Special Servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Except as otherwise described under "-Inspections; Collection of Operating Information" below, the Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. With respect to any Mortgage Loan (i) which has a Balloon Payment which is past due or any other payment which is more than [60] days past due, (ii) as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days, (iii) as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property, or (iv) as to which, in the judgment of the Master Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan. If the related Mortgaged Property is acquired in respect of any such Mortgage Loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. The
Mortgage Loans serviced by the Special Servicer are referred to herein as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets". The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement.

     If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for at least [90] days, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Pooling and Servicing Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans.

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
____________________________.

     [If and to the extent available and relevant to an investment decision: The following table sets forth the historical prepayment information with respect to the Master Servicer's multifamily and commercial mortgage loan servicing portfolio:

Prepayment Experience of Master Servicer's Multifamily and Commercial Mortgage Loan Servicing Portfolio

     [Table to include relevant information regarding the size of the Master Servicer's multifamily and commercial mortgage loan servicing portfolio (by number and/or balance) and the portion of such loans that was subject to prepayment.]]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

The Special Servicer

     [_______________________________,    a   ____________________,    will   be
responsible for the servicing and administration of the Specially Serviced Mortgage Assets. As of December 31, 19___, the Special Servicer had a total mortgage loan servicing portfolio of approximately $____________, of which approximately $_____________ represented multifamily mortgage loans.

     The  Special  Servicer  has ___ offices in ___ states with a total staff of
____   employees.    Its   principal    executive   offices   are   located   at
_________________________.]

     The information set forth herein concerning the Special Servicer has been provided by the Special Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ____% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. [As additional servicing compensation, the Master Servicer will be entitled to retain all Prepayment Premiums, assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in Permitted Investments, and the Master Servicer will be entitled to retain any interest or other income earned on such funds.]

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to _____% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ___% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. The "Workout Fee" will equal a specified percentage (varying from ____% to ____% (the "Workout Fee Rate") depending on the related unpaid principal balance) of, and will be payable from, all collections and proceeds received in respect of principal of each Mortgage Loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the Master Servicer); provided that, in the case of Liquidation Proceeds, the otherwise fixed Workout Fee Rate will be proportionately reduced to reflect the extent to which, if at all, the principal portion of such Liquidation Proceeds is less than the unpaid principal balance of the related Mortgage Loan immediately prior to the receipt thereof. As additional servicing compensation, the Special Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby.

     Although the Master Servicer and Special Servicer are each required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer or the Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its Due Date in such Due Period, a Prepayment Interest Shortfall may result. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-Advances", the Master Servicer will be entitled to receive interest on Advances, and the Master Servicer and the Special Servicer will be entitled to receive interest on reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain of such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling
Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer or the Special Servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any Mortgage Loan, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

          (a) with limited exception, the Master Servicer and the Special Servicer may not agree to any modification, waiver or amendment that will
     (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the Master Servicer's or the Special Servicer's judgment, as the case may be, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

          (b)  [describe  additional   limitations  to  permitted   modification
     standards]

     The Master Servicer and the Special Servicer will notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

     The Special Servicer will perform physical inspections of each Mortgaged Property at such times and in such manner as are consistent with the Special Servicer's normal servicing procedures, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Special Servicer will prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Special Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off
Date); (ii) any REO Property; (iii) such funds or assets as from time to time are deposited in the Certificate Account; (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of the following four Classes: (i) the Class A Certificates and the Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and (iii) the Class C Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of $100.

The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date.

     Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its DTC Participants in denominations of $25,000 and integral multiples of $1 in excess thereof. The Class B Certificates will be issued in fully registered, certificated form in denominations of $100,000 and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class. The Class R Certificates will be issued in registered, certificated form in minimum denominations of 20% Percentage Interest in such Class. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except as set forth below under "-Book-Entry Registration of the Class A Certificates-Definitive Class A Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through DTC Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its DTC Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its DTC Participants. Subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), the Class B and Class R Certificates may be transferred or exchanged at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Book-Entry Registration of the Class A Certificates

     General. The Class A Certificates will be registered as one or more global Certificates held by Cede & Co., as nominee of DTC. Beneficial interests in such Certificates will be held by investors through the book-entry facilities of DTC. Except as described below, no Class A Certificate Owner will be entitled to receive a physical certificate representing its beneficial interest in such Certificates (a "Definitive Class A Certificate").

     Beneficial ownership of a Class A Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the related Class A Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Class A Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the related Class A Certificate Owner's Financial Intermediary is not a DTC Participant). Therefore, the related Class A Certificate Owner must rely on the foregoing procedures to evidence its beneficial ownership of a Class A Certificate. Beneficial ownership of a Class A Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and DTC Participants. Arrangements may be made for clearance and settlement through the Euroclear System and CEDEL, S.A., if they are DTC Participants.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Class A Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Class A Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Class A
Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Class A Certificate Owners that it represents.

     Under a book-entry format, Class A Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to DTC. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Class A Certificate Owner to pledge to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Class A Certificates, may be limited due to the lack of physical certificates for such Class A Certificates. In addition, issuance of the Class A Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Class A Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose depository accounts the Class A Certificates are credited. DTC may take conflicting actions with respect to other Class A Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Class A Certificates.

     Definitive Class A Certificates. Definitive Class A Certificates will be issued to Class A Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the last paragraph under "Description of the Certificates-Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, DTC Participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of Definitive Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the Class A Certificates as Definitive Class A Certificates issued in the respective principal amounts owned by individual Class A Certificate Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Class A Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For additional information regarding DTC and Certificates maintained on the book-entry records thereof, see "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the [Trustee], to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

          (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

          (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

          (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

          (iii) all  amounts  in  the   Certificate  Account  that  are  due  or
               reimbursable to any person other than the Certificateholders; and

          (b) all Advances made by the Master Servicer with respect to such Distribution Date. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the [15th] day of the month in which such Distribution Date occurs or, if any such [15th] day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [Trustee] will (except as otherwise described under "-Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

     (1)  to   distributions   of   interest   to  the  holders  of  the  Senior
          Certificates, pro rata among the respective Classes thereof, in an amount equal to all Distributable Certificate Interest in respect of the Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (2) to distributions of principal to the holders of the Senior Certificates in an amount equal to the sum of (a) the product of (i) the Senior Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Senior Certificates to zero);

     (3) to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

     (4)  to   distributions   of  interest  to  the  holders  of  the  Class  B
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Senior Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

     (6) to distributions to the holders of the Class B Certificates , until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

     (7)  to   distributions   of  interest  to  the  holders  of  the  Class  C
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

     (8) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

     (9) to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

     (10) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     The distributions of principal to the holders of the Senior Certificates as described in clause (2) above will be paid first to the holders of the Class R Certificates until the Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. Accordingly, it is expected that the Certificate Balance of the Class R Certificates would be reduced to zero on the initial Distribution Date and that no other distributions of interest or principal would thereafter be made on the Class R Certificates except pursuant to subparagraph (10) immediately above.

     Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     Pass-Through Rates. The Pass-Through Rate applicable to each Class of Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis", which is the basis of accrual for interest on the Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 30/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 30/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage
Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by
(b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the Classes of Certificates for such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments [, net of any related Workout Fees payable therefrom to the Special Servicer], due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period [, net of any related Workout Fees payable therefrom to the Special Servicer]; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master
Servicer  as  recoveries  of  previously  unadvanced  principal  of the  related
Mortgage Loan [, net of any related Workout Fees payable therefrom to the Special Servicer].

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class or Classes of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such Class(es) of Certificates, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders subject to the Special Servicer's right to receive any Workout Fee with respect to such Mortgage Loan. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan shall be zero.

     For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer or the Special Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Collateral Support Deficit

     The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Senior Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Senior Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Senior Certificates by the Class B and Class C Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

     On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the [Trustee] is to calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit"). The [Trustee] will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: first, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and last, to the Class A Certificates, until the remaining Certificate Balance of such Class of Certificates has been reduced to zero. Any allocation of Collateral Support Deficit to a Class of Certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of: (i) losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies thereon, Nonrecoverable Advances made in respect thereof and the payment to the Master Servicer of interest on Advances and certain servicing expenses; and (ii) certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee as described under "Description of the Pooling Agreements - Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer and the Depositor as described under "Description of the Pooling Agreements - Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under "Certain Federal Income Tax Consequences - REMICs - Prohibited Transactions Tax and Other Taxes " in the Prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund.

Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to one month's interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make Advances in respect of any Mortgage Loan or REO

Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the Master Servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the
losses  to  be  borne  by  the  Certificateholders.   See  "Description  of  the
Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     In connection with its recovery of any Advance or reimbursable servicing expense, each of the Master Servicer and the Special Servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at ____% per annum (the "Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C
Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Senior Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's and/or Special Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate.]

     Each Distribution Date Statement delivered by the Trustee to the Certificateholders will contain information relating to the amounts of Advances made with respect to the related Distribution Date. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein and "Description of Certificates-Reports to Certificateholders" in the Prospectus.

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates-Reports to Certificateholders" in the Prospectus.

     The Pooling and Servicing Agreement requires that the [Trustee] make available at its offices primarily responsible for [administration of the Trust Fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:
(a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, (f) the most recent annual operating statements, if any, collected by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, and (g) any and all modifications, waivers and amendments of the terms of a

Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee. Copies of any and all of the foregoing items will be available from the [Trustee] upon request; however, the [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and DTC Participants. Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Financial Intermediaries and Class A Certificate Owners, and by Financial Intermediaries to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Depositor, the REMIC Administrator and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer or the Depositor of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans (exclusive of REO Loans) then included in the Trust Fund and (ii) the aggregate fair market value of all REO Properties then included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer or the Depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 5% of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer or the Depositor, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied generally as described above under "-Distributions-Priority", except that the distributions of principal described thereunder will, in the case of each Class of
Certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.


                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the weighted average of the applicable Effective Net Mortgage Rates. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the
Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. As more
fully      described       herein      under       "Description      of      the
Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental properties, retail shopping space, office space or beds in a Health Care-Related Facility, as the case may be, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations-Yield and Prepayment Considerations" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those levels of CPR. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate.]

     The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 30/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) any principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and neither the Master Servicer nor the Depositor will exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay. Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.


                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                            0%           %          %          %           %
----                                                            --          --         --         --          --
Delivery Date ...........................................      100.0      100.0      100.0       100.0      100.0
_________ 25, 1997 ......................................
_________ 25, 1998 ......................................
_________ 25, 1999 ......................................
_________ 25, 2000 ......................................
_________ 25, 2001 ......................................
_________ 25, 2002 ......................................
_________ 25, 2003 ......................................
_________ 25, 2004 ......................................
_________ 25, 2005 ......................................
Weighted Average Life (years)(A) ........................


----

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.


                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                            0%           %          %          %           %
----                                                            --          --         --         --          --
Delivery Date ...........................................      100.0      100.0      100.0       100.0      100.0
_________ 25, 1997 ......................................
_________ 25, 1998 ......................................
_________ 25, 1999 ......................................
_________ 25, 2000 ......................................
_________ 25, 2001 ......................................
_________ 25, 2002 ......................................
_________ 25, 2003 ......................................
_________ 25, 2004 ......................................
_________ 25, 2005 ......................................
Weighted Average Life (years)(A) ........................


--------------------

(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

     [The following disclosure is applicable to Stripped Interest Certificates, when offered...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class S Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments of interest on the Class S Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in the third paragraph under the heading "--Weighted Average Life" above, including the assumptions regarding the characteristics and performance of the Mortgage Loans which differ from the actual characteristics and performance thereof and assuming the aggregate purchase price set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Class S Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


              Pre-Tax Yield to Maturity of the Class S Certificates
                              at the Following CPRs

Assumed Purchase Price                                 0%            %            %            %            %            %
----------------------                                 --           --           --           --           --           --

$________________ .............................        ____%       ____%         ____%        ____%       ____%        ____%

     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates, and thus do not reflect the return on any investment in the Class S Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class S Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated CPRs over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class S Certificates will conform to the yields described herein. Investors are urged to make their investment decisions based on the determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class S Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.]

Additional Yield Considerations Applicable Solely to the Class R Certificates

     The Class R Certificateholders' after-tax rate of return on the Class R Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Class R Certificates. Holders of Class R Certificates may have tax liabilities with respect to their Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Class R Certificates may have tax liabilities with respect to their Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Class R
Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Class R Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

     The Class R Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Class R Certificates on after-tax rates of return on such Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver the following opinion: [Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code"), and (i) the Class A, Class B and Class C Certificates will evidence "regular interests" in such REMIC and (ii) the Class R Certificates will be the sole class of "residual interests" in such REMIC, each within the meaning of the REMIC Provisions in effect on the date hereof.] [Assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will be classified as a grantor trust under Subpart E, part I of subchapter J of the Code, and not as an association taxable as a corporation or as a partnership.]

     The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" in the Prospectus.

     The ___________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of
Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code, assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860(A)(3) of the Code. See "Certain Federal Income Tax Consequences-REMICs-Characterization of Investments in REMIC Certificates" in the Prospectus.

     ________________________,    a   _______________,   will   act   as   REMIC
Administrator for the Trust Fund. [The Master Servicer will be responsible for the fees and normal disbursements of the REMIC Administrator.] See "Certain Federal Income Tax Consequences-REMICs-Reporting and Other Administrative Matters" and "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor", "-Events of Default" and "-Rights Upon Event of Default" in the Prospectus.

     For further  information  regarding the Federal income tax  consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences-REMICs" in the Prospectus.

Special Tax Considerations Applicable to REMIC Residual Certificates

     The IRS has issued REMIC Regulations that significantly affect holders of REMIC Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Class R Certificates. In addition, the REMIC Regulations provide special rules applicable to: (i) thrift institutions holding residual interests having "significant value" and (ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Class R Certificates may not be transferred to non-United States persons. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

     The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC
Regulations, the Class R Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Class R Certificates, which will be in an amount equal to all or virtually all of the taxable income includable by holders of the Class R Certificates. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions" in the Prospectus.

     The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, if "a significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Class R Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, if a significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Class R Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Class R Certificates. All transfers of the Class R Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Class R Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Noneconomic REMIC Residual Certificates" in the Prospectus.

     The Class R Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the Trust Fund that significantly exceeds the amount of cash distributions received by such Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Class R Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Fund's term as a result of their ownership of the Class R Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Class R Certificate (or possibly later under the "wash sale" rules of Section

1091 of the Code) may cause the Class R Certificateholders' after-tax rate of return to be zero or negative even if the Class R Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Class R Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Class R Certificates over their life.

     Potential investors in Class R Certificates should be aware that under the Pooling and Servicing Agreement, the holder of the largest Percentage Interest in the Class R Certificates shall, by its acceptance of such Certificates, agree to irrevocably appoint the Master Servicer as its agent to perform all of the duties of the tax matters person for the REMIC.

     Purchasers of the Class R Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Certificates.

     For further information regarding the federal income tax consequences of investing in the Class R Certificates, see "Yield and Maturity Considerations-Additional Yield Considerations Applicable Solely to the Class R Certificates" herein and "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates" in the Prospectus.


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an Underwriting Agreement, dated _____________, 199_ (the "Underwriting Agreement"), ______________________
(the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter each class of the Offered Certificates. It is expected that delivery of the Class A Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Class B and Class R Certificates will be made at the offices of the Underwriter, _____________________, on or about _____________, 199_ against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately ____% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

     There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. Except as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates with respect to which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]


                                  LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Underwriter by ________________. Certain federal income tax matters and other matters will be passed upon for the Depositor by Thacher Proffitt & Wood.


                                     RATING

     It is a condition to issuance that the Senior Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
____________________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates, when offered... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by
___________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.


                                LEGAL INVESTMENT

     [As long as the Senior Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Senior Certificates will constitute "mortgage related securities" within the meaning of SMMEA, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under

SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.]

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     The Depositor makes no representation as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.


                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA, or Section 4975 of the Code (each, a "Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to [Underwriter] an individual prohibited transaction exemption, Prohibited Transaction Exemption _____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) [Underwriter], (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with [Underwriter], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________________________. As of the Delivery
Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, a Sub-Servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

     Because the characteristics of the Class B Certificates [and the Class R Certificates] do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result, no transfer of a Class B Certificate [or Class R Certificate] or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                                TABLE OF CONTENTS
                                                               Page
                   Prospectus Supplement
Summary ...............................................
Risk Factors ..........................................
Description of the Mortgage Pool ......................
Servicing of the Mortgage Loans .......................
Description of the Certificates .......................
Yield and Maturity Considerations .....................
Certain Federal Income Tax Consequences ...............
Method of Distribution ................................
Legal Matters .........................................
Rating ................................................
Legal Investment ......................................
ERISA Considerations ..................................
Index of Principal Definitions ........................

                  Prospectus

Prospectus Supplement .................................
Available Information .................................
Incorporation of Certain Information by Reference .....
Summary of Prospectus .................................
Risk Factors ..........................................
Description of the Trust Funds ........................
Yield and Maturity Considerations .....................
The Depositor .........................................
Description of the Certificates .......................
Description of the Pooling Agreements .................
Description of Credit Support .........................
Certain Legal Aspects of Mortgage Loans ...............
Certain Federal Income Tax Consequences ...............
State Tax and Other Considerations ....................
ERISA Considerations ..................................
Legal Investment ......................................
Use of Proceeds .......................................
Method of Distribution ................................
Legal Matters .........................................
Financial Information .................................
Rating ................................................
Index of Principal Definitions ........................


                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                   CORPORATION




                                  $___________


                              Mortgage Pass-Through
                                  Certificates
                                  Series 199_-_

                 Class A Certificates Variable Rate $___________
                 Class B Certificates Variable Rate $___________
                 Class R Certificates Variable Rate $        100



                                   -----------

                              PROSPECTUS SUPPLEMENT

                                   -----------




                                  [UNDERWRITER]




                             Dated __________, 199_

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
                  ---------------------------------------------

                         INDEX OF PRINCIPAL DEFINITIONS

30/360 basis ...............................................................S-38
Accrued Certificate Interest ...............................................S-38
Advance ...............................................................S-6, S-40
ARM Loans ...................................................................S-2
Available Distribution Amount ..............................................S-36
Balloon Payment .............................................................S-3
CEDEL ......................................................................S-14
Certificate Balance ..........................................................ii
Certificate Registrar ......................................................S-34
Certificates ..................................................................i
Class .........................................................................i
Class A Certificate Owner ...................................................S-1
Class B Available Distribution Amount .......................................S-5
Class S Certificates ........................................................iii
Collateral Support Deficit ............................................S-8, S-40
Constant Prepayment Rate ...................................................S-45
CPR ........................................................................S-45
Cut-off Date .................................................................ii
Cut-off Date Balance .......................................................S-14
Debt Service Coverage Ratio ................................................S-24
Definitive Class A Certificate ........................................S-1, S-34
Delivery Date ................................................................ii
Depositor ...................................................................S-1
Determination Date .........................................................S-36
Distributable Certificate Interest .........................................S-38
Distributable Principal ....................................................S-38
Distribution Date ......................................................ii, S-35
Distribution Date Statement ................................................S-41
Due Date ....................................................................S-2
Due Period .................................................................S-36
Effective Net Mortgage Rate ................................................S-38
ERISA ......................................................................S-10
ERISA Considerations .......................................................S-52
Euroclear ..................................................................S-14
Financial Intermediary .....................................................S-34
Fixed Rate Loans ............................................................S-3
Form 8-K ...................................................................S-29
Gross Margin ................................................................S-2
Index .......................................................................S-2
Initial Pool Balance .........................................................ii
Interest Rate Adjustment Date ...............................................S-2
LTV Ratio ..................................................................S-25
Master Servicer .............................................................S-1
Master Servicing Fee .......................................................S-31
Monthly Payments ............................................................S-2
Mortgage ...................................................................S-14
Mortgage Loan Seller ........................................................S-1
Mortgage Loans ...............................................................ii
Mortgage Note ..............................................................S-14
Mortgage Pool ................................................................ii
Mortgage Rate ...............................................................S-2
Mortgaged Property ....................................................S-2, S-14
Net Aggregate Prepayment Interest Shortfall ................................S-38
Net Mortgage Rate ...........................................................S-4
Net Operating Income .......................................................S-24
Nonrecoverable Advance .....................................................S-41
Offered Certificates ....................................................i, S-34
Ownership Percentage .......................................................S-39
Pass-Through Rate ............................................................ii
Payment Adjustment Date .....................................................S-3
Percentage Interest ........................................................S-34
Plan .......................................................................S-52
Pooling and Servicing Agreement .............................................S-3
Prepayment Interest Excess .................................................S-32
Prepayment Premiums ........................................................S-15
Purchase Agreement ..........................................................S-2
Purchase Price .............................................................S-28
Reimbursement Rate .........................................................S-41
Related Proceeds ...........................................................S-41
REMIC Administrator .........................................................S-1
REMIC Regular Certificates ...................................................ii
REO Loan ...................................................................S-39
REO Property .........................................................S-30, S-33
Senior Certificates .....................................................i, S-33
Servicing Fees .............................................................S-31
Special Servicer ............................................................S-1
Special Servicing Fee ......................................................S-31
Specially Serviced Mortgage Assets .........................................S-30
Specially Serviced Mortgage Loans ..........................................S-30
Stated Principal Balance ...................................................S-39
Trust Fund ...................................................................ii
Trustee .....................................................................S-1
Underwriter .............................................................i, S-50
Underwriting Agreement .....................................................S-50
Voting Rights ..............................................................S-42
Workout Fee ................................................................S-31

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED _______, 199_

                                          [Version 3 - Restaurant Concentration]

PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 199_)

                            $------------------------

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                                    Depositor
               Mortgage Pass-Through Certificates, Series 199__-__

                $_____________ Variable Rate Class A Certificates
                $_____________ Variable Rate Class B Certificates
                $          100 Variable Rate Class R Certificates
                                   -----------

     The Series 199__-__ Mortgage Pass-Through Certificates (the "Certificates") will consist of the following four classes (each, a "Class"): (i) the Class A Certificates and Class R Certificates (collectively, the "Senior Certificates");
(ii) the Class B Certificates; and (iii) the Class C Certificates. Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby.

     It is a condition of their issuance that the Senior Certificates be rated not lower than ____, and that the Class B Certificates be rated not lower than ______, by ___________________.

                                   -----------

 PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
       OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
          INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

       NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED
           OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
                      OR BY THE DEPOSITOR, DEUTSCHE BANK AG
                          OR ANY OF THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

   THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                                   -----------

     Prospective investors should review the information appearing under the caption "Risk Factors" beginning on page S-___ herein and page __ in the Prospectus before purchasing any Offered Certificate.

     See "Index of Principal Definitions" in the Prospectus for location of meanings of capitalized terms used but not defined herein. See "Index of Principal Definitions" herein for location of meanings of those other capitalized terms used herein.

     There is currently no secondary market for the Offered Certificates. _____________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates, but is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. See "Risk Factors-Limited Liquidity" herein. The Offered Certificates will not be listed on any securities exchange.

     The Offered Certificates will be purchased from the Depositor by the Underwriter and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the

                                  [UNDERWRITER]
                             ________________, 199__

(cover continued)

Depositor estimated to be approximately $_____________, will be ______% of the initial aggregate Certificate Balance of the Offered Certificates[, plus accrued interest on the Offered Certificates from the Cut-off Date]. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of DTC and that the Class B and Class R Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or
about _____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by the Depositor, that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, fixed- and adjustable-rate, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in real property operated as a restaurant, retail property, office building or multifamily rental property. As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool".

     The rights of the holders of the Class B and Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Certificates, and the rights of the holders of the Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class B Certificates, in each case to the extent described herein and in the Prospectus.

     The Class A Certificates will be represented initially by certificates registered in the name of Cede & Co., as nominee of DTC, as described herein. The interests of the beneficial owners of the Class A Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Class A Certificates only under the limited circumstances described herein and in the Prospectus. See "Description of the Certificates-Book-Entry Registration of the Class A Certificates" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class B Certificates and the Class C Certificates (collectively, the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. Transfer of the Class R Certificates will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described herein under "Certain Federal Income Tax Consequences-Special Tax Considerations Applicable to REMIC Residual Certificates" and in the Prospectus under "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".

     Distributions on the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such day is not a business day, then on the next business day, beginning in _____________ 199____ (each, a "Distribution Date"). As described herein, interest distributions on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for each Class of Offered Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Offered Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates (as defined herein) on the Mortgage Loans. Principal distributions on each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

(cover continued)

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, changes in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Effect of Prepayments on Average Life of Certificates" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates"), when offered... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should consider the associated risks, including the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk
Factors-Effect   of  Prepayments  on  Average  Life  of   Certificates"  in  the
Prospectus.]

                              [inside front cover]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED ____________________, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms that are used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Title of Certificates...............    Mortgage   Pass-Through    Certificates,
                                        Series 199__-__.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware Corporation. See
                                        "The Depositor" in the  Prospectus.  The
                                        Offered Certificates are not insured or guaranteed by the Depositor, Deutsche
                                        Bank AG or any of their affiliates.

Master Servicer.....................    ____________________.  See "Servicing of
                                        the Mortgage Loans-The Master Servicer" herein.

Special Servicer....................    _____________________. See "Servicing of
                                        the Mortgage Loans-The Special Servicer" herein.

Trustee  ...........................    _____________________.  See "Description
                                        of the Certificates-The Trustee" herein.

REMIC Administrator.................    _____________________.    See   "Certain
                                        Federal            Income            Tax
                                        Consequences-REMICs-Reporting  and Other
                                        Administrative   Matters"   herein   and
                                        "Description      of     the     Pooling
                                        Agreements-Events    of   Default"   and
                                        "-Rights  Upon Event of  Default" in the
                                        Prospectus.

Mortgage Loan Seller................    ________________________.            See
                                        "Description  of the  Mortgage  Pool-The
                                        Mortgage Loan Seller" herein.

Cut-off Date........................    ___________________, 199__.

Delivery Date.......................    On or about ___________________, 199__.

Registration; Denominations.........    The Class A Certificates will be issued,
                                        maintained   and   transferred   on  the
                                        book-entry    records    of    DTC    in
                                        denominations  of $25,000  and  integral
                                        multiples of $1 in excess  thereof.  The
                                        Class B  Certificates  will be issued in
                                        fully  registered,  certificated form in
                                        denominations   of   $100,000   and   in
                                        integral  multiples  of $1,000 in excess
                                        thereof,  with one  Class B  Certificate
                                        evidencing an additional amount equal to
                                        the remainder of the initial Certificate
                                        Balance  of  such  Class.  The  Class  R
                                        Certificates    will   be    issued   in
                                        registered, certificated form in minimum denominations of 20% percentage interest in such Class.

                                        The   Class  A   Certificates   will  be
                                        represented   by  one  or  more   global
                                        Certificates  registered  in the name of
                                        Cede & Co., as nominee of DTC. No person
                                        acquiring  an  interest  in the  Class A
                                        Certificates  (any such person, a "Class
                                        A  Certificate  Owner") will be entitled
                                        to  receive  a  Class A  Certificate  in
                                        fully  registered,  certificated form (a
                                        "Definitive   Class   A   Certificate"),
                                        except  under the limited  circumstances
                                        described herein and
                                        in the Prospectus.  See  "Description of
                                        the Certificates-Book-Entry Registration
                                        of the Class A Certificates"  herein and
                                        "Description            of           the
                                        Certificates-Book-Entry Registration and
                                        Definitive    Certificates"    in    the
                                        Prospectus.




The Mortgage Pool...................    The Mortgage  Pool will consist of _____
                                        conventional,   balloon  Mortgage  Loans
                                        with  an   Initial   Pool   Balance   of
                                        $_________________.  On or  prior to the
                                        Delivery   Date,   the  Depositor   will
                                        acquire  the  Mortgage  Loans  from  the
                                        Mortgage  Loan  Seller   pursuant  to  a
                                        Purchase  Agreement,   dated  [the  date
                                        hereof],  between the  Depositor and the
                                        Mortgage  Loan  Seller  (the   "Purchase
                                        Agreement").  In the Purchase Agreement,
                                        the   Mortgage   Loan  Seller  has  made
                                        certain  representations  and warranties
                                        to   the    Depositor    regarding   the
                                        characteristics   and   quality  of  the
                                        Mortgage Loans and, as more particularly
                                        described herein, has agreed to cure any
                                        material  breach  thereof or  repurchase
                                        the   affected    Mortgage    Loan.   In
                                        connection  with the  assignment  of its
                                        interests in the  Mortgage  Loans to the
                                        Trustee,  the Depositor will also assign
                                        its rights under the Purchase  Agreement
                                        insofar  as they  relate to or arise out
                                        of   the    Mortgage    Loan    Seller's
                                        representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and
                                        Warranties; Repurchases" herein.

                                        Each Mortgage Loan is secured by a first
                                        mortgage  lien on a fee simple estate in
                                        real property (as to such Mortgage Loan,
                                        the "Mortgaged  Property") operated as a
                                        restaurant   (__  Mortgage  Loans  which
                                        represent  ____%  of  the  Initial  Pool
                                        Balance), a retail property (__ Mortgage
                                        Loans  which   represent   ___%  of  the
                                        Initial   Pool   Balance),   an   office
                                        building   (__   Mortgage   Loans  which
                                        represent  ____%  of  the  Initial  Pool
                                        Balance)   or   a   multifamily   rental
                                        property   (__   Mortgage   Loans  which
                                        represent   __%  of  the  Initial   Pool
                                        Balance).   ________  of  the   Mortgage
                                        Loans,  which  represent  _____%  of the
                                        Initial  Pool  Balance,  are  secured by
                                        liens on Mortgaged Properties located in
                                        _______________. The remaining Mortgaged
                                        Properties   are   located    throughout
                                        ___________     other    states.     See
                                        "Description     of     the     Mortgage
                                        Pool-Additional       Mortgage      Loan
                                        Information"  and  "Risk   Factors-Risks
                                        Associated With Multifamily  Properties"
                                        and "-Risks  Associated with ___________
                                        Properties"  and   "Description  of  the
                                        Mortgage  Pool-Additional  Mortgage Loan
                                        Information" herein.  ___________ of the
                                        Mortgage Loans,  which represent ______%
                                        of the Initial Pool Balance, provide for
                                        scheduled  payments of principal  and/or
                                        interest ("Monthly  Payments") to be due
                                        on the  first  day of  each  month;  the
                                        remainder of the Mortgage  Loans provide
                                        for  Monthly  Payments  to be due on the
                                        ____, _____,  _____ or _____ day of each
                                        month  (the date in any month on which a
                                        Monthly  Payment on a  Mortgage  Loan is
                                        first   due,   the  "Due   Date").   The
                                        annualized   rate  at   which   interest
                                        accrues (the "Mortgage Rate") on ____ of
                                        the  Mortgage  Loans (the "ARM  Loans"),
                                        which  represent  _____% of the  Initial
                                        Pool  Balance,  is subject to adjustment
                                        on  specified  Due Dates (each such date
                                        of   adjustment,   an   "Interest   Rate
                                        Adjustment  Date")  by  adding  a  fixed
                                        number   of  basis   points   (a  "Gross
                                        Margin")  to the  value of a base  index
                                        (an "Index"),  subject, in ______ cases,
                                        to  lifetime   maximum   and/or  minimum
                                        Mortgage  Rates,  and in _____ cases, to
                                        periodic maximum and/or minimum Mortgage
                                        Rates, in each case as
                                        described  herein;   and  the  remaining
                                        Mortgage  Loans (the "Fixed Rate Loans")
                                        bear interest at fixed  Mortgage  Rates.
                                        ____ of the ARM Loans,  which  represent
                                        ___%  of  the  Initial   Pool   Balance,
                                        provide   ____   for    Interest    Rate
                                        Adjustment  Dates  that  occur  monthly,
                                        while  the  remainder  of the ARM  Loans
                                        provide for  adjustments of the Mortgage
                                        Rate to occur semi-annually or annually.
                                        ____ [Identify  Mortgage Loan Index] See
                                        "Description     of     the     Mortgage
                                        Pool-Certain  Payment   Characteristics"
                                        herein.

                                        The amount of the Monthly Payment on all
                                        of  the  ARM   Loans   is   subject   to
                                        adjustment  on specified Due Dates (each
                                        such date, a "Payment  Adjustment Date")
                                        to an amount  that  would  amortize  the
                                        outstanding  principal  balance  of  the
                                        Mortgage  Loan  over its then  remaining
                                        amortization  schedule  and pay interest
                                        at the then  applicable  Mortgage  Rate.
                                        The  ARM  Loans   provide   for  Payment
                                        Adjustment  Dates  that occur on the Due
                                        Date  following  each  related  Interest
                                        Rate Adjustment Date.

                                        All of the  Mortgage  Loans  provide for
                                        monthly  payments of principal  based on
                                        amortization   schedules   significantly
                                        longer than the remaining  terms of such
                                        Mortgage    Loans,    thereby    leaving
                                        substantial principal amounts due and payable (each such payment, together with the corresponding interest payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

Description of the Certificates.....    The Certificates will be issued pursuant
                                        to a Pooling and Servicing Agreement, to
                                        be dated as of the Cut-off  Date,  among
                                        the Depositor,  the Master Servicer, the
                                        Special  Servicer,  the  Trustee and the
                                        REMIC  Administrator  (the  "Pooling and
                                        Servicing    Agreement"),    and    will
                                        represent  in the  aggregate  the entire
                                        beneficial  ownership  interest  in  the
                                        Trust  Fund,  which will  consist of the
                                        Mortgage   Pool  and   certain   related
                                        assets.

                                        The aggregate Certificate Balance of the
                                        Certificates  as of  the  Delivery  Date
                                        will  equal the  Initial  Pool  Balance.
                                        Each Class of Offered  Certificates will
                                        have the initial Certificate Balance set
                                        forth on the cover page, and the Class C
                                        Certificates   will   have  an   initial
                                        Certificate  Balance  of  $____________.
                                        See       "Description       of      the
                                        Certificates-General" herein.

                                        The Pass-Through Rate applicable to each
                                        Class of  Certificates  for the  initial
                                        Distribution  Date will equal _____% per
                                        annum.  With respect to any Distribution
                                        Date    subsequent    to   the   initial
                                        Distribution Date, the Pass-Through Rate
                                        for  each  Class  of  Certificates  will
                                        equal  the   weighted   average  of  the
                                        applicable  Effective Net Mortgage Rates
                                        for the Mortgage Loans,  weighted on the
                                        basis   of   their   respective   Stated
                                        Principal Balances (as described herein)
                                        immediately  prior to such  Distribution
                                        Date.  For purposes of  calculating  the
                                        Pass-Through   Rate  for  any  Class  of
                                        Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is an annualized rate equal to the Mortgage Rate in effect for such Mortgage Loan as of the [second] day of the most recently ended calendar month, (a) reduced by ___ basis points (the Mortgage Rate, as so reduced, the "Net Mortgage Rate"), and

                                        (b) if the  accrual of  interest on such
                                        Mortgage Loan is computed  other than on
                                        the basis of a 360-day  year  consisting
                                        of twelve  30-day  months  (which is the
                                        basis of accrual  ____ for  interest  on
                                        _______ the Certificates), then adjusted
                                        to   reflect    that    difference    in
                                        computation.  See  "Description  of  the
                                        Certificates-Distributions-Pass-Through
                                        Rates"    and    "-Distributions-Certain
                                        Calculations  with Respect to Individual
                                        Mortgage Loans" herein.

Interest Distributions
  on the Senior Certificates........    On each Distribution Date, to the extent
                                        of the  Available  Distribution  Amount,
                                        holders   of  each   Class   of   Senior
                                        Certificates will be entitled to receive
                                        distributions  of  interest in an amount
                                        equal to all  Distributable  Certificate
                                        Interest    with    respect    to   such
                                        Certificates for such  Distribution Date
                                        and, to the extent not previously  paid,
                                        for all prior  Distribution  Dates.  See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

                                        The "Distributable Certificate Interest"
                                        in respect of any Class of  Certificates
                                        for any Distribution Date will equal one
                                        month's interest at the  then-applicable
                                        Pass-Through   Rate   accrued   on   the
                                        Certificate  Balance  of such  Class  of
                                        Certificates  immediately  prior to such
                                        Distribution  Date, reduced (to not less
                                        than    zero)    by   such    Class   of
                                        Certificates'  allocable  share (in each
                                        case, calculated as described herein) of
                                        any Net  Aggregate  Prepayment  Interest
                                        Shortfall (also as described herein) for
                                        such Distribution Date. See "Description
                                        of    the    Certificates-Distributions-
                                        Distributable    Certificate   Interest"
                                        herein.

                                        The "Available  Distribution Amount" for
                                        any  Distribution  Date is, as described
                                        herein   under   "Description   of   the
                                        Certificates-Distributions", the total of all payments or other collections (or available advances) on or in respect of the Mortgage Loans that are available for distribution on the Certificates on such date.

Principal Distributions on
  the Senior Certificates...........    On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining  after  the  distributions  of
                                        interest   to  be  made  on  the  Senior
                                        Certificates  on such  date,  holders of
                                        the Senior Certificates will be entitled
                                        to distributions of principal (until the
                                        Certificate  Balances of such Classes of
                                        Certificates  are reduced to zero) in an
                                        aggregate amount equal to the sum of (a)
                                        such  holders'  pro  rata  share  of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution Date, plus (b) the
                                        entire       Unscheduled       Principal
                                        Distribution     Amount     for     such
                                        Distribution   Date.   Distributions  of
                                        principal  on  the  Senior  Certificates
                                        will be paid first to the holders of the
                                        Class   R    Certificates    until   the
                                        Certificate Balance of such Certificates
                                        is  reduced  to  zero,  and  then to the
                                        holders of the Class A Certificates. See
                                        "Description            of           the
                                        Certificates-Distributions-Scheduled
                                        Principal    Distribution   Amount   and
                                        Unscheduled    Principal    Distribution
                                        Amount" herein.

Interest Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of the Available Distribution Amount remaining after all distributions to be made on the Senior Certificates on such date (such remaining portion, the "Class
                                        B Available

                                        Distribution  Amount"),  holders  of the
                                        Class B Certificates will be entitled to
                                        receive  distributions of interest in an
                                        amount   equal   to  all   Distributable
                                        Certificate  Interest  with  respect  to
                                        such  Certificates for such Distribution
                                        Date and,  to the extent not  previously
                                        paid, for all prior Distribution  Dates.
                                        See       "Description       of      the
                                        Certificates-Distributions" herein.

Principal Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of the  Class B  Available  Distribution
                                        Amount remaining after the distributions
                                        of  interest  to be made on the  Class B
                                        Certificates  on such  date,  holders of
                                        the   Class  B   Certificates   will  be
                                        entitled to  distributions  of principal
                                        (until the  Certificate  Balance of such
                                        Class  of  Certificates  is  reduced  to
                                        zero) in an  amount  equal to the sum of
                                        (a) such  holders' pro rata share of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution  Date, plus (b) if
                                        the  Certificate  Balances of the Senior
                                        Certificates  have been reduced to zero,
                                        then to the  extent not  distributed  in
                                        reduction of such  Certificate  Balances
                                        on such  Distribution  Date,  the entire
                                        Unscheduled    Principal    Distribution
                                        Amount for such  Distribution  Date. See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

Certain Yield and Prepayment
  Considerations....................    The yield on the Offered Certificates of
                                        any class will  depend on,  among  other
                                        things,  the Pass-Through  Rate for such
                                        Certificates.  The yield on any  Offered
                                        Certificate   that  is  purchased  at  a
                                        discount   or   premium   will  also  be
                                        affected  by  the  rate  and  timing  of
                                        distributions in respect of principal on
                                        such Certificate,  which in turn will be
                                        affected  by (i) the rate and  timing of
                                        principal payments (including  principal
                                        prepayments)  on the Mortgage  Loans and
                                        (ii) the extent to which such  principal
                                        payments are applied on any Distribution
                                        Date  in  reduction  of the  Certificate
                                        Balance  of  the  Class  to  which  such
                                        Certificate belongs. See "Description of
                                        the Certificates-Distributions-Priority"
                                        and "-Distributions-Scheduled  Principal
                                        Distribution   Amount  and   Unscheduled
                                        Principal Distribution Amount" herein.

                                        An investor  that  purchases  an Offered
                                        Certificate   at   a   discount   should
                                        consider  the risk  that a  slower  than
                                        anticipated  rate of principal  payments
                                        on such  Certificate  will  result in an
                                        actual  yield  that is lower  than  such
                                        investor's  expected  yield. An investor
                                        that  purchases any Offered  Certificate
                                        at a premium  should  consider  the risk
                                        that a faster than  anticipated  rate of
                                        principal  payments on such  Certificate
                                        will  result in an actual  yield that is
                                        lower  than  such  investor's   expected
                                        yield. Insofar as an investor's initial investment in any Offered Certificate is repaid, there can be no assurance that such amounts can be reinvested in a comparable alternative investment with a comparable yield.

                                        The  actual   rate  of   prepayment   of
                                        principal on the  Mortgage  Loans cannot
                                        be predicted.  The Mortgage Loans may be
                                        prepaid  at any  time,  subject,  in the
                                        case of ____ Mortgage  Loans, to payment
                                        of a Prepayment Premium.  The investment
                                        performance of the Offered  Certificates
                                        may vary  materially  and adversely from
                                        the investment expectations of investors
                                        due to prepayments on the Mortgage Loans
                                        being higher or
                                        lower than anticipated by investors. The
                                        actual yield to the holder of an Offered
                                        Certificate  may  not  be  equal  to the
                                        yield   anticipated   at  the   time  of
                                        purchase   of   the    Certificate   or,
                                        notwithstanding that the actual yield is
                                        equal to the yield  anticipated  at that
                                        time,  the total  return  on  investment
                                        expected by the investor or the expected
                                        weighted average life of the Certificate
                                        may not be realized. For a discussion of
                                        certain factors affecting  prepayment of
                                        the Mortgage Loans, including the effect
                                        of Prepayment  Premiums,  see "Yield and
                                        Maturity   Considerations"   herein.  In
                                        deciding whether to purchase any Offered
                                        Certificates, an investor should make an
                                        independent    decision    as   to   the
                                        appropriate prepayment assumptions to be used.

                                        [The    structure    of   the    Offered
                                        Certificates causes the yield of certain
                                        Classes to be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:]

                                        [Allocation to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization   of  the  Mortgage  Loans.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  the Unscheduled Principal
                                        Distribution     Amount     for     each
                                        Distribution Date will be allocated to the Class B Certificates.]

                                        [The following  disclosure is applicable
                                        to Stripped Interest Certificates,  when
                                        offered...    The   Stripped    Interest
                                        Certificates.  The Class S  Certificates
                                        are  interest-only  Certificates and are
                                        not  entitled  to any  distributions  in
                                        respect  of  principal.   The  yield  to
                                        maturity  of the  Class  S  Certificates
                                        will  be  especially  sensitive  to  the
                                        prepayment,   repurchase   and   default
                                        experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

                                        Class  R  Certificates:  Holders  of the
                                        Class R  Certificates  are  entitled  to
                                        receive  distributions  of principal and
                                        interest as described  herein;  however,
                                        holders  of such  Certificates  may have
                                        tax  liabilities  with  respect to their
                                        Certificates  during the early  years of
                                        the  term  of  the   Trust   Fund   that
                                        substantially  exceed the  principal and
                                        interest  payable  thereon  during  such
                                        periods.   See   "Yield   and   Maturity
                                        Considerations", especially "-Additional
                                        Yield  Considerations  Applicable Solely
                                        to the Class R Certificates," herein and
                                        "Certain      Federal     Income     Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Advances............................    The Master  Servicer is required to make
                                        advances   (each,   an   "Advance")   of
                                        delinquent  principal  and interest (net
                                        of  related   Servicing   Fees)  on  the
                                        Mortgage  Loans  or, in the case of each
                                        Mortgage  Loan  that  is  delinquent  in
                                        respect of its Balloon  Payment or as to
                                        which the related Mortgaged Property was
                                        acquired  through  foreclosure,  deed in
                                        lieu of foreclosure  or otherwise,  only
                                        of  delinquent  interest (net of related
                                        Servicing Fees),
                                        in any event under the circumstances and
                                        subject  to the  limitations  set  forth
                                        herein.   Advances   are   intended   to
                                        maintain  a  regular  flow of  scheduled
                                        interest and  principal  payments to the
                                        Certificateholders,   rather   than   to
                                        guarantee  or  insure  against   losses.
                                        Accordingly,  Advances  which  cannot be
                                        reimbursed  out of  collections on or in
                                        respect of the  related  Mortgage  Loans
                                        ("Nonrecoverable     Advances")     will
                                        represent a portion of the losses to be borne by Certificateholders.

                                        The Master  Servicer will be entitled to
                                        interest on any Advances  made,  and the
                                        Master Servicer and the Special Servicer
                                        will each be  entitled  to  interest  on
                                        certain  servicing  expenses incurred by
                                        it  or  on  its  behalf,  such  interest
                                        accruing at the rate and  payable  under
                                        the   circumstances   described  herein.
                                        Interest accrued on outstanding Advances
                                        will  result in a  reduction  in amounts
                                        payable   on   the   Certificates.   See
                                        "Description            of           the
                                        Certificates-Advances"               and
                                        "-Subordination;      Allocation      of
                                        Collateral  Support  Deficit" herein and
                                        "Description            of           the
                                        Certificates-Advances   in   Respect  of
                                        Delinquencies"  and  "Description of the
                                        Pooling Agreements-Certificate Account" in the Prospectus.

                                        Each    Distribution    Date   Statement
                                        delivered   by   the   Trustee   to  the
                                        Certificateholders      will     contain
                                        information  relating  to the amounts of
                                        Advances   made  with   respect  to  the
                                        related     Distribution    Date.    See
                                        "Description of the Certificates-Reports
                                        to Certificateholders; Certain Available
                                        Information"  herein and "Description of
                                        Certificates-Reports                  to
                                        Certificateholders" in the Prospectus.

Subordination; Allocation of Collateral
   Support Deficit..................    The rights of the holders of the Class B
                                        and  Class  C  Certificates  to  receive
                                        distributions   with   respect   to  the
                                        Mortgage  Loans will be  subordinate  to
                                        the rights of the  holders of the Senior
                                        Certificates,  and  the  rights  of  the
                                        holders of the Class C  Certificates  to
                                        receive  distributions  with  respect to
                                        the Mortgage  Loans will be  subordinate
                                        to  the  rights  of the  holders  of the
                                        Class B  Certificates,  in each  case to
                                        the extent  described  herein and in the
                                        Prospectus.    This   subordination   is
                                        intended  to enhance the  likelihood  of
                                        timely  receipt  by the  holders  of the
                                        Senior  Certificates  of the full amount
                                        of   all    Distributable    Certificate
                                        Interest  payable  in  respect  of  such
                                        Certificates on each Distribution  Date,
                                        and the ultimate receipt by such holders
                                        of  principal  in an amount equal to the
                                        entire aggregate  Certificate Balance of
                                        the Senior Certificates.  Similarly, but
                                        to a lesser degree,  this  subordination
                                        is  also   intended   to   enhance   the
                                        likelihood  of  timely  receipt  by  the
                                        holders of the Class B  Certificates  of
                                        the  full  amount  of all  Distributable
                                        Certificate  Interest payable in respect
                                        of    such    Certificates    on    each
                                        Distribution   Date,  and  the  ultimate
                                        receipt by such  holders of principal in
                                        an   amount    equal   to   the   entire
                                        Certificate   Balance  of  the  Class  B
                                        Certificates. Such subordination will be
                                        accomplished  by the  application of the
                                        Available  Distribution  Amount  on each
                                        Distribution  Date to  distributions  on
                                        the respective  Classes of  Certificates
                                        in  the  order  described  herein  under
                                        "Description            of           the
                                        Certificates-Distributions-Priority". No
                                        other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

                                        Allocation  to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization  of the Mortgage  Loans. To
                                        the extent that the Senior  Certificates
                                        are  amortized  faster than the Mortgage
                                        Loans, the percentage interest evidenced
                                        by the Senior  Certificates in the Trust
                                        Fund   will   be   decreased   (with   a
                                        corresponding  increase in the  interest
                                        in the Trust Fund evidenced by the Class
                                        B and  Class  C  Certificates),  thereby
                                        increasing, relative to their respective
                                        Certificate Balances,  the subordination
                                        afforded the Senior  Certificates by the
                                        Class  B  and   Class  C   Certificates.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  allocation to the Class B
                                        Certificates,  for so long  as they  are
                                        outstanding,  of the entire  Unscheduled
                                        Principal  Distribution  Amount for each
                                        Distribution Date will provide a similar
                                        benefit to such Class of Certificates as
                                        regards   the    relative    amount   of
                                        subordination  afforded  thereto  by the
                                        Class C Certificates.

                                        As  a  result   of   losses   and  other
                                        shortfalls  experienced  with respect to
                                        the  Mortgage  Loans or  otherwise  with
                                        respect  to the Trust  Fund  (which  may
                                        include  shortfalls  arising  both  from
                                        interest  accrued on  Advances  and from
                                        Nonrecoverable  Advances), the aggregate
                                        Stated Principal Balance of the Mortgage
                                        Pool   expected   to   be    outstanding
                                        immediately  following any  Distribution
                                        Date  may be  less  than  the  aggregate
                                        Certificate  Balance of the Certificates
                                        immediately  following the distributions
                                        on such Distribution  Date. Such deficit
                                        (the "Collateral  Support Deficit") will
                                        be  allocated   first  to  the  Class  C
                                        Certificates,   then  to  the   Class  B
                                        Certificates  and  last  to the  Class A
                                        Certificates   (in  reduction  of  their
                                        Certificate  Balances),   in  each  case
                                        until the  related  Certificate  Balance
                                        has   been   reduced   to   zero.    See
                                        "Description   of  the   Certificates  -
                                        Subordination;  Allocation of Collateral
                                        Support Deficit" herein.

Optional Termination................    At its option,  on any Distribution Date
                                        on which the remaining  aggregate Stated
                                        Principal  Balance of the Mortgage  Pool
                                        is  less  than  5% of the  Initial  Pool
                                        Balance,  the  Master  Servicer  or  the
                                        Depositor   may   purchase  all  of  the
                                        Mortgage Loans and REO  Properties,  and
                                        thereby effect  termination of the Trust
                                        Fund and  early  retirement  of the then
                                        outstanding      Certificates.       See
                                        "Description            of           the
                                        Certificates-Termination;  Retirement of
                                        Certificates"    herein   and   in   the
                                        Prospectus.

Certain Federal Income
     Tax Consequences...............    An  election  will be made to treat  the
                                        Trust Fund as a REMIC for Federal income
                                        tax  purposes.  Upon the issuance of the
                                        Offered Certificates,  ________________,
                                        counsel to the  Depositor,  will deliver
                                        its  opinion  generally  to  the  effect
                                        that,   assuming   compliance  with  all
                                        provisions  of the Pooling and Servicing
                                        Agreement,   for   Federal   income  tax
                                        purposes, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Code. For Federal income tax purposes, the Class A, Class B and Class
                                        C Certificates will be the "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund.

                                        Under the REMIC Regulations, the Class R
                                        Certificates  will  not be  regarded  as
                                        having  "significant value" for purposes
                                        of  applying   the  rules   relating  to
                                        "excess  inclusions."  In addition,  the
                                        Class  R  Certificates   may  constitute
                                        "noneconomic"   residual  interests  for
                                        purposes   of  the  REMIC   Regulations.
                                        Transfers  of the  Class R  Certificates
                                        will be restricted under the Pooling and
                                        Servicing  Agreement  to  United  States
                                        Persons in a manner  designed to prevent
                                        a  transfer  of a  noneconomic  residual
                                        interest  from being  disregarded  under
                                        the  REMIC  Regulations.   See  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual    Certificates"   herein   and
                                        "Certain      Federal     Income     Tax
                                        Consequences-REMICs-Taxation  of  Owners
                                        of  REMIC  Residual  Certificates-Excess
                                        Inclusions"  and   "-Noneconomic   REMIC
                                        Residual     Certificates"     in    the
                                        Prospectus.

                                        The  Class R  Certificateholders  may be
                                        required  to report an amount of taxable
                                        income  with  respect to the early years
                                        of   the   Trust    Fund's   term   that
                                        significantly  exceeds  distributions on
                                        the  Class R  Certificates  during  such
                                        years, with corresponding tax deductions
                                        or losses deferred until the later years
                                        of the Trust Fund's  term.  Accordingly,
                                        on  a  present  value  basis,   the  tax
                                        detriments   occurring  in  the  earlier
                                        years may  substantially  exceed the sum
                                        of any tax  benefits in the later years.
                                        As    a    result,     the    Class    R
                                        Certificateholders'  after-tax  rate  of
                                        return may be zero or negative, event if
                                        their   pre-tax   rate  of   return   is
                                        positive.

                                        See "Yield and Maturity Considerations,"
                                        especially       "-Additional      Yield
                                        Considerations  Applicable Solely to the
                                        Class  R  Certificates",   and  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual Certificates" herein.

                                        For further  information  regarding  the
                                        Federal  income  tax   consequences   of
                                        investing  in the Offered  Certificates,
                                        see   "Certain    Federal   Income   Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Rating   ...........................    It is a condition of their issuance that
                                        the  Senior  Certificates  be rated  not
                                        lower than  "___",  and that the Class B
                                        Certificates  be rated  not  lower  than
                                        "___",    by     _______________________
                                        ([collectively,]       the       "Rating
                                        Agenc[ies]"). A security rating is not a
                                        recommendation  to  buy,  sell  or  hold
                                        securities   and  may  be   subject   to
                                        revision  or  withdrawal  at any time by
                                        the assigning  Rating Agency. A security
                                        rating does not address the frequency of
                                        prepayments  of Mortgage  Loans,  or the
                                        corresponding   effect   on   yield   to
                                        investors.  [The following disclosure is
                                        applicable    to    Stripped    Interest
                                        Certificates, when offered... A security
                                        rating does not address the frequency or
                                        likelihood   of   prepayments   (whether
                                        voluntary  or  involuntary)  of Mortgage
                                        Loans, or the possibility that, as a result of prepayments, investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]
                                        See "Rating" herein.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements are invested, that
                                        are subject to the  Employee  Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the Prospectus.

Legal Investment....................    [The Senior Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of SMMEA,  for so long as they
                                        are  rated  in one of  the  two  highest
                                        ratings   categories   by  one  or  more
                                        nationally recognized statistical rating
                                        organizations  and,  as such,  are legal
                                        investments for certain  entities to the
                                        extent    provided   in   SMMEA.    Such
                                        investments, however, will be subject to
                                        general    regulatory     considerations
                                        governing   investment  practices  under
                                        state  and  federal  law.  In  addition,
                                        institutions whose investment activities
                                        are  subject  to  review by  federal  or
                                        state  regulatory  authorities may be or
                                        may  become  subject  to   restrictions,
                                        which may be  retroactively  imposed  by
                                        such  regulatory  authorities,   on  the
                                        investment  by  such   institutions   in
                                        certain   forms  of   mortgage   related
                                        securities.  Furthermore, certain states
                                        have   recently   enacted    legislation
                                        overriding    the    legal    investment
                                        provisions of SMMEA.]

                                        [The  Class B  Certificates  will not be
                                        "mortgage related securities" within the
                                        meaning  of  SMMEA.  As  a  result,  the
                                        appropriate   characterization   of  the
                                        Class B Certificates under various legal
                                        investment  restrictions,  and  thus the
                                        ability  of  investors  subject to these
                                        restrictions  to  purchase  the  Class B
                                        Certificates,    may   be   subject   to
                                        significant               interpretative
                                        uncertainties.]

                                        Investors should consult their legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Underwriter has indicated its intention to make a secondary market in the Offered Certificates, but it is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Limited Liquidity" in the Prospectus.

     Certain Yield Considerations. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will, in turn, depend on, among other things, (w) the Pass-Through Rate for such Certificate, (x) the rate and timing of principal payments (including principal prepayments) and other principal collections on or in respect of the Mortgage Loans and the extent to which such amounts are to be applied or otherwise result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificates belongs, (y) the rate, timing and severity of losses on or in respect of the Mortgage Loans and the extent to which such losses result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificate belongs, and (z) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocated in reduction of the Distributable Certificate Interest payable on the Class of Certificates to which such Certificate belongs. It is impossible to predict with certainty any of the factors described in the preceding sentence. Accordingly, investors may find it difficult to analyze the effect that such factors might have on the yield to maturity of any Class of Offered Certificates. [The yield to maturity of the Class S Certificates will be highly sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on or in respect of the Mortgage Loans, and investors in the Class S Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of amortization and prepayment of the related Notional Amount could result in the failure of such investors to recoup their initial investments.] See "Description of the Mortgage Pool", "Description of the Certificates--Distributions" and "--Subordination; Allocation of Collateral Support Deficit" and "Yield and Maturity Considerations" herein. See also "Yield and Maturity Considerations" in the Prospectus.

     Potential Liability to the Trust Fund Relating to a Materially Adverse Environmental Condition. [An environmental site assessment was performed at [each][all but ___] of the Mortgaged Properties during the _____ month period prior to the Cut-off Date. [Note any special environmental problems.] [Otherwise,] no such environmental assessment revealed any material adverse environmental condition or circumstance at any Mortgaged Property[, except for
(i) those cases in which the condition or circumstance was remediated or an escrow for such remediation has been established and (ii) those cases in which an operations and maintenance plan or periodic monitoring of nearby properties was recommended, which recommendations are consistent with industrywide practices].

     The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property securing a defaulted Mortgage Loan prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Risk of Liability Arising from Environmental
Conditions" and "Certain Legal Aspects of Mortgage Loans-Environmental Considerations" in the Prospectus.

     Exposure of the Mortgage Pool to Adverse Economic or other Developments Based on Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Increased Risk of Loss Associated With Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Increased Risk of Default Associated with Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Increased Risk of Default  Associated  with Balloon  Payments.  None of the
Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments" in the Prospectus.

     Extension Risk Associated With Modification of Mortgage Loans with Balloon Payments. In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     Risks Particular to Restaurant Properties. Repayment of a mortgage loan made on the security of a restaurant is dependent primarily on the success of the restaurant. Various factors may affect the economic viability of restaurants, including but not limited to competition from other restaurants; perceptions by prospective customers of the safety, convenience, services and attractiveness of the restaurant; the cost, quality and availability of food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance; and retroactive changes to building codes and other legal requirements. Additional factors that can affect the success of a restaurant that is part of a regionally or nationally-known chain of restaurants include actions and omissions of any franchisor (including management practices that adversely affect the nature of the business or that require the franchisee to expend sums for renovation, refurbishment or expansion); the ability of a franchisor to provide support in the way of advertising and arrangements with providers of products and services; and the bankruptcy or business discontinuation of any such franchisor.

     Risks Particular to Retail Properties. In addition to risks generally associated with income producing real estate, mortgage loans secured by liens on retail properties can also be adversely affected by changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers), growth of alternative forms of retailing (such as direct mail and video shopping networks which need little or no retail space) and the public perception of the safety of customers at shopping centers. In addition, significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property.

     A retail property may also be adversely affected if a significant tenant ceases operations at such location (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

     Risks Particular to Office Properties. Mortgage loans secured by liens on office properties can be adversely affected by local competitive conditions, including the overall supply of office space and the existence of competitive buildings. For example, office buildings that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and unable to attract tenants. Similarly, a property will likely suffer if prospective tenants consider it less attractive, or less well-located, than nearby office properties. Accordingly, office properties generally require their owners to expend significant sums to pay for capital improvements and tenant improvements, as well as costs related to re-leasing space.

     Risks Particular to Multifamily Properties. In the case of multifamily lending in particular, adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Certain of the Mortgaged Properties may be subject to rent stabilization or rent control laws. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. Further, the cost of operating a multifamily property may increase, including the costs of utilities and the costs of required capital expenditures. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligation under its Mortgage Loan.

     Risks Relating to Lack of Certificateholder Control Over Trust Fund. Certificateholders generally do not have a right to vote, except with respect to required consents to certain amendments to the Pooling and Servicing Agreement. Furthermore, Certificateholders will generally not have the right to make decisions with respect to the administration of the Trust Fund. Such decisions are generally made, subject to the express terms of the Pooling and Servicing Agreement, by the Master Servicer, the Trustee, the Special Servicer or the REMIC Administrator, as applicable. Any decision made by one of those parties in respect of the Trust Fund, even if made in the best interests of the Certificateholders (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that would have been made by the holders of any particular Class of Offered Certificates and may negatively affect the interests of such holders.

     Yield Risk Associated With Changes in Concentrations. If and as payments in respect of principal (including any principal prepayments, liquidations and the principal portion of the repurchase prices of any Mortgage Loans repurchased due to breaches of representations) are received with respect to the Mortgage Loans, the remaining Mortgage Loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of Mortgagors and affiliated Mortgagors and geographic location. Because unscheduled collections of principal on the Mortgage Loans is payable on the Class A, Class B and Class C Certificates in sequential order, such Classes that have a lower sequential priority are relatively more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

     Subordination of Class B and Class C Certificates. As and to the extent described herein, the rights of the holders of the Class B and Class C Certificates to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of the holders of the Senior Certificates and also, in the case of the holders of the Class C Certificates, also to those of the holders of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Subordination; Allocation of Collateral Support Deficit" herein.

     Book-Entry Registration. The Class A Certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for DTC, and will not be registered in the names of the related holders of Certificates or their nominees. As a result, holders of Class A Certificates will not be recognized as "Certificateholders." Hence, those beneficial owners will be able to exercise the rights of holders of Certificates only indirectly through DTC and DTC Participants. See "Description of the Certificates-General" and "-Book-Entry Registration" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in real property (a "Mortgaged Property") operated as a restaurant, a retail property, an office building or a multifamily rental property. All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments due on or before such date, whether or not received.

     The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to the Purchase Agreement and will thereupon assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. See "-The Mortgage Loan Seller" herein and "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus. For purposes of the Prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller".

     The Mortgage Loans were originated between 19__ and 19__. The Mortgage Loan Seller originated ____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. The ARM Loans bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the applicable value of the related Index, subject in ______ cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans are Fixed Rate Loans. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date. None of the ARM Loans provide for negative amortization.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans. Thus, each Mortgage Loan will have a Balloon Payment due at its stated maturity date, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

[Delinquent and Nonperforming Mortgage Loans]

     [Describe those delinquent and nonperforming Mortgage Loans, if any, included in the Trust Fund.]

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

                      Mortgage Rates as of the Cut-off Date

                                                       Number of                                Percent by
                                                       Mortgage       Aggregate Cut-off      Aggregate Cut-off
            Range of Mortgage Rates(%)                   Loans          Date Balance           Date Balance
            --------------------------                   -----          ------------           ------------

   Total............................                --------------  -------------------   --------------------

                                                    ==============  ===================   ====================

Weighted Average
Mortgage Rate (All Mortgage Loans):
______% per annum
Weighted Average
Mortgage Rate (ARM Loans): ____% per annum
Weighted Average
Mortgage Rate (Fixed Rate Loans): _____% per annum

                         Gross Margins for the ARM Loans

                                                                                                Percent by
                                                        Number of      Aggregate Cut-off     Aggregate Cut-off
              Range of Gross Margins(%)                 ARM Loans        Date Balance          Date Balance
              -------------------------                 ---------        ------------          ------------

   Total............................                 --------------   ------------------   -------------------

                                                     ==============   ==================   ===================

Weighted Average
Gross Margin: ____%

  Frequency of Adjustments to Mortgage Rates and Monthly Payments for the ARM
                                     Loans

                                                      Monthly
                                 Mortgage Rate        Payment         Number of                              Percent by
                                  Adjustment        Adjustment        Mortgage      Aggregate Cut-off     Aggregate Cut-off
                                   Frequency         Frequency          Loans         Date Balance          Date Balance
                                   ---------         ---------          -----         ------------          ------------


      Total..............                                          --------------  ------------------   -------------------

                                                                   ==============  ==================   ===================




                Maximum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------

Total............................               ==============   ==================   ===================

Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)
-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.




                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            --------------------------                ---------        ------------          ------------

   Total............................

                                                   ==============   ==================   ===================


Weighted Average Minimum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)


-----------------
(A) This calculation does not include the __________ ARM Loans without minimum lifetime Mortgage Rates.

                Maximum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------

   Total............................

                                                   ==============   ==================   ===================

Weighted Average Maximum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)
-----------------

(A) This calculation does not include the __________ ARM Loans without maximum annual Mortgage Rates.

                 Minimum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             ------------------------                 ---------        ------------          ------------

   Total............................

                                                   ==============   ==================   ===================

Weighted Average Minimum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)
-----------------

(A) This calculation does not include the __________ ARM Loans without minimum annual Mortgage Rates.

                              Cut-off Date Balances

                                                         Number of                               Percent by
                    Cut-off Date                         Mortgage       Aggregate Cut-off     Aggregate Cut-off
                  Balance Range ($)                        Loans          Date Balance          Date Balance
                  -----------------                        -----          ------------          ------------


                                                      --------------   ------------------   -------------------
Total...............................

                                                      ==============   ==================   ===================

Average Cut-off Date
Balance (All Mortgage
Loans): $____________

Average Cut-off Date
Balance (ARM Loans): $____________

Average Cut-off Date
Balance (Fixed Rate Loans): $____________


                          Types of Mortgaged Properties



                                                                                                                      Percent by
                                                            Number of              Aggregate Cut-off Date          Aggregate Cut-off
                  Property Type                           Mortgage Loans                  Balance                    Date Balance
                  -------------                           --------------                  -------                   -------------
Multifamily.........................
Retail..............................
Office..............................
Restaurant..........................
[other property types]..............

      Total.........................

               Geographic Distribution of the Mortgaged Properties

                                        Number of              Aggregate Cut-off        Percent by Aggregate        Weighted Average
            State                    Mortgage Loans              Date Balance           Cut-off Date Balance            DSC Ratio
            -----                    --------------             --------------          --------------------            ---------

        Total..................


                  Original Term to Stated Maturity (in Months)

                                                  Number of                                       Percent by
               Range of Original                  Mortgage           Aggregate Cut-off         Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance              Date Balance
               -----------------                    -----              ------------              ------------

Total...............................

                                               --------------   -------------------------   ---------------------

                                               ==============   =========================   =====================

Weighted Average Original
Term to Stated Maturity
(All Mortgage Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): ____ months

                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date

                                                  Number of                                      Percent by
              Range of Remaining                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance             Date Balance
              ------------------                  ---------          -----------------        ------------------
Total...............................

                                               --------------   -------------------------   -------------------

                                               ==============   =========================   ===================

Weighted Average Remaining
Term to Stated Maturity
(All Mortgage Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months

                                                         Year of Origination

                                                  Number of                                      Percent by
                                                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
                     Year                           Loans              Date Balance             Date Balance
                     ----                           -----              ------------             ------------

Total...............................

                                               --------------   -------------------------   -------------------

                                               ==============   =========================   ===================


                           Year of Scheduled Maturity

                                         Number of                                  Percent by
                                         Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Year                         Loans             Date Balance          Date Balance
              ----                         -----             ------------          ------------

   Total.....................

                                  ---------------------   ------------------   -------------------

                                  =====================   ==================   ===================

     The following table sets forth a range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" set forth in the following table for any Mortgage Loan is the ratio of (i) Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by the most recent operating statement available to the Depositor to (ii) the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), representing __% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.

                         Debt Service Coverage Ratios(A)

           Range of                 Number of                                        Percent by
         Debt Service               Mortgage            Aggregate Cut-off         Aggregate Cut-off
        Coverage Ratios               Loans               Date Balance              Date Balance
        ---------------               -----               ------------              ------------

Not Calculated(B)..............
                                 --------------   ---------------------------   -------------------
Total..........................
                                 ==============   ===========================   ===================


Weighted Average
Debt Service Coverage
Ratio (All Mortgage
Loans): _____x(C)
Weighted Average
Debt Service Coverage
Ratio (ARM Loans): _____x(D)
Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans): _____x(E)
-------------------

(A) The Debt Service Coverage Ratios are based on the most recently available operating statements obtained from the respective mortgagors or the related property managers.

(B) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(C) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(E) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

     The following tables set forth the range of LTV Ratios of the Mortgage Loans at origination and the Cut-off Date. An "LTV Ratio" for any Mortgage Loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan or the Cut-off Date Balance of such Mortgage Loan, as applicable, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because it is based on the value of a Mortgaged Property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each Mortgaged Property. In a declining real estate market, the fair market value of a Mortgaged Property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a Mortgage Loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination.

                            LTV Ratios at Origination

                                           Number of                                 Percent by
         Range of Original                 Mortgage          Aggregate Cut-off    Aggregate Cut-off
           LTV Ratios(%)                     Loans             Date Balance         Date Balance
           -------------                     -----             ------------         ------------

           Total..............
                                    ---------------------   ------------------   ------------------

                                    =====================   ==================   ==================

Weighted Average Original
   LTV Ratio (All Mortgage
   Loans):  _____%
Weighted Average Original
   LTV Ratio (ARM Loans):
   -----%

Weighted Average Original
   LTV Ratio (Fixed Rate
   Loans):  _____%

                           LTV Ratios at Cut-off Date

                                           Number of                                 Percent by
      Range of LTV Ratios(%)               Mortgage          Aggregate Cut-off    Aggregate Cut-off
        as of Cut-off Date                   Loans             Date Balance         Date Balance
        ------------------                   -----             ------------         ------------

           Total...............
                                    ---------------------   ------------------   ------------------

                                    =====================   ==================   ==================

Weighted Average LTV
   Ratio as of Cut-off Date
   (All Mortgage Loans):
   -----%

Weighted Average LTV
   Ratio as of Cut-off Date
   (ARM Loans):  _____%

Weighted Average LTV
   Ratio as of Cut-off Date
   (Fixed Rate Loans):
   -----%

                                 Occupancy Rates

                                                       Number of                                  Percent by
                   Range of                            Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Occupancy Rates(A)                         Loans             Date Balance          Date Balance
              ------------------                         -----             ------------          ------------

                                                 ---------------------  ------------------   -------------------
      Total.............................

                                                 =====================  ==================   ===================

Weighted Average Occupancy Rate (All
   Mortgage Loans)(A):  _____%

Weighted Average Occupancy Rate
   (ARM Loans)(A):  _____%

Weighted Average Occupancy Rate
   (Fixed Rate Loans)(A):  _____%

----------

(A) Physical occupancy rates calculated based on rent rolls provided by the respective Mortgagors or related property managers as of a date no more than ___ months prior to the Cut-off Date.


            Prepayment Restrictions in Effect as of the Cut-off Date


                                                                    % by        Cum.
                                                    Aggregate     Aggregate      % of
                                                     Cut-off      Cut-off       Initial
         Prepayment                    Number         Date          Date         Pool
        Restrictions                  of Loans       Balance       Balance      Balance
        ------------                  --------     ----------    ----------     -------
Locked Out (A)
Yield Maintenance (B)
Declining Percentage Premium
____% Premium
____% Premium
No Prepayment Restrictions

TOTALS








                                              Weighted Averages
                                      ----------------------------------------------------------------------------
                                                                                                       Indicative
                                                        Stated        Remaining                          Cut-off
         Prepayment                      Mortgage      Remaining       Amort.                Implied      Date
        Restrictions                       Rate        Term (Mo.)     Term (Mo.)   DSCR       DSCR         LTV
        ------------                     --------     -----------    -----------   ----      ------     ------
Locked Out (A)
Yield Maintenance (B)
Declining Percentage Premium
____% Premium
____% Premium
No Prepayment Restrictions

TOTALS

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(A) The weighted average term to the expiration of the lock-out periods is ___ years. _____ of the Mortgage Loans within their lock-out periods are subject to declining percentage Prepayment Premiums after the expiration of their lock-out periods; the remaining Mortgage Loans are subject to a yield maintenance-type Prepayment Premium following such expiration.

(B) All Mortgage Loans subject to yield maintenance-type Prepayment Premiums remain subject to payment of the Prepayment Premium until at least ___ months prior to maturity.

     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds-Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans".

     [Delinquencies. As of the Cut-off Date, [no] Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment.]

The Mortgage Loan Seller

     General. [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in 19___ under the laws of
__________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________
constitutes multifamily mortgage loans.]

     The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Representations and Warranties; Repurchases

     In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

     [Specify significant representations and warranties.]

     If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties as described in the Prospectus and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, and
(iii) certain servicing expenses that are reimbursable to the Master Servicer and the Special Servicer.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and none of the Depositor, the Master Servicer or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

General

     Each of the Master Servicer and the Special Servicer will be required to service and administer the Mortgage Loans for which it is responsible, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof, may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (iii) the Master Servicer's or the Special Servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and (iv) the Master Servicer's or the Special Servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Except as otherwise described under "-Inspections; Collection of Operating Information" below, the Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. With respect to any Mortgage Loan (i) which has a Balloon Payment which is past due or any other payment which is more than [60] days past due, (ii) as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days, (iii) as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property, or (iv) as to which, in the judgment of the Master Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan. If the related Mortgaged Property is acquired in respect of any such Mortgage Loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. The
Mortgage Loans serviced by the Special Servicer are referred to herein as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets". The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement.

     If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for at least [90] days, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Pooling and Servicing Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans.

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
---------------------------.

     [If and to the extent available and relevant to an investment decision: The following table sets forth the historical prepayment information with respect to the Master Servicer's multifamily and commercial mortgage loan servicing portfolio:

Prepayment Experience of Master Servicer's Multifamily and Commercial Mortgage Loan Servicing Portfolio

     [Table to include relevant information regarding the size of the Master Servicer's multifamily and commercial mortgage loan servicing portfolio (by number and/or balance) and the portion of such loans that was subject to prepayment.]]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

The Special Servicer

     [_______________________________,    a   ____________________,    will   be
responsible for the servicing and administration of the Specially Serviced Mortgage Assets. As of December 31, 19___, the Special Servicer had a total mortgage loan servicing portfolio of approximately $____________, of which approximately $_____________ represented multifamily mortgage loans.

     The  Special  Servicer  has ___ offices in ___ states with a total staff of
____   employees.    Its   principal    executive   offices   are   located   at
_________________________.]

     The information set forth herein concerning the Special Servicer has been provided by the Special Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ____% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. [As additional servicing compensation, the Master Servicer will be entitled to retain all Prepayment Premiums, assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in Permitted Investments, and the Master Servicer will be entitled to retain any interest or other income earned on such funds.]

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to _____% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ___% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. The "Workout Fee" will equal a specified percentage (varying from ____% to ____% (the "Workout Fee Rate") depending on the related unpaid principal balance) of, and will be payable from, all collections and proceeds received in respect of principal of each Mortgage Loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the Master Servicer); provided that, in the case of Liquidation Proceeds, the otherwise fixed Workout Fee Rate will be proportionately reduced to reflect the extent to which, if at all, the principal portion of such Liquidation Proceeds is less than the unpaid principal balance of the related Mortgage Loan immediately prior to the receipt thereof. As additional servicing compensation, the Special Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby.

     Although the Master Servicer and Special Servicer are each required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer or the Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its Due Date in such Due Period, a Prepayment Interest Shortfall may result. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-Advances", the Master Servicer will be entitled to receive interest on Advances, and the Master Servicer and the Special Servicer will be entitled to receive interest on reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain of such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution
to          Certificateholders).See          "Description         of         the
Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer or the Special Servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any Mortgage Loan, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

          (a) with limited exception, the Master Servicer and the Special Servicer may not agree to any modification, waiver or amendment that will
     (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the Master Servicer's or the Special Servicer's judgment, as the case may be, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

          (b)  [describe  additional   limitations  to  permitted   modification
     standards]

     The Master Servicer and the Special Servicer will notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

     The Special Servicer will perform physical inspections of each Mortgaged Property at such times and in such manner as are consistent with the Special Servicer's normal servicing procedures, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Special Servicer will prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Special Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off
Date); (ii) any REO Property; (iii) such funds or assets as from time to time are deposited in the Certificate Account; (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of the following four Classes: (i) the Class A Certificates and the Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and (iii) the Class C Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of $100.

The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date.

     Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its DTC Participants in denominations of $25,000 and integral multiples of $1 in excess thereof. The Class B Certificates will be issued in fully registered, certificated form in denominations of $100,000 and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class. The Class R Certificates will be issued in registered, certificated form in minimum denominations of 20% Percentage Interest in such Class. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except as set forth below under "-Book-Entry Registration of the Class A Certificates-Definitive Class A Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through DTC Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its DTC Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its DTC Participants. Subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), the Class B and Class R Certificates may be transferred or exchanged at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Book-Entry Registration of the Class A Certificates

     General. The Class A Certificates will be registered as one or more global Certificates held by Cede & Co., as nominee of DTC. Beneficial interests in such Certificates will be held by investors through the book-entry facilities of DTC. Except as described below, no Class A Certificate Owner will be entitled to receive a physical certificate representing its beneficial interest in such Certificates (a "Definitive Class A Certificate").

     Beneficial ownership of a Class A Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the related Class A Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Class A Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the related Class A Certificate Owner's Financial Intermediary is not a DTC Participant). Therefore, the related Class A Certificate Owner must rely on the foregoing procedures to evidence its beneficial ownership of a Class A Certificate. Beneficial ownership of a Class A Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and DTC Participants. Arrangements may be made for clearance and settlement through the Euroclear System and CEDEL, S.A., if they are DTC Participants.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Class A Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Class A Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Class A
Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Class A Certificate Owners that it represents.

     Under a book-entry format, Class A Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to DTC. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Class A Certificate Owner to pledge to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Class A Certificates, may be limited due to the lack of physical certificates for such Class A Certificates. In addition, issuance of the Class A Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Class A Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose depository accounts the Class A Certificates are credited. DTC may take conflicting actions with respect to other Class A Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Class A Certificates.

     Definitive Class A Certificates. Definitive Class A Certificates will be issued to Class A Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the last paragraph under "Description of the Certificates-Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, DTC Participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of Definitive Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the Class A Certificates as Definitive Class A Certificates issued in the respective principal amounts owned by individual Class A Certificate Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Class A Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For additional information regarding DTC and Certificates maintained on the book-entry records thereof, see "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the [Trustee], to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

          (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

              (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

              (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

              (iii)  all  amounts  in the  Certificate  Account  that are due or
                     reimbursable    to    any    person    other    than    the
                     Certificateholders; and

          (b) all Advances made by the Master Servicer with respect to such Distribution Date. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the [15th] day of the month in which such Distribution Date occurs or, if any such [15th] day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [Trustee] will (except as otherwise described under "-Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

     (1)  to   distributions   of   interest   to  the  holders  of  the  Senior
          Certificates, pro rata among the respective Classes thereof, in an amount equal to all Distributable Certificate Interest in respect of the Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (2) to distributions of principal to the holders of the Senior Certificates in an amount equal to the sum of (a) the product of (i) the Senior Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Senior Certificates to zero);

     (3) to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

     (4)  to distributions of interest to the holders of the Class
          B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Senior Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

     (6) to distributions to the holders of the Class B Certificates , until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

     (7)  to   distributions   of  interest  to  the  holders  of  the  Class  C
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

     (8) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

     (9) to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

     (10) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     The distributions of principal to the holders of the Senior Certificates as described in clause (2) above will be paid first to the holders of the Class R Certificates until the Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. Accordingly, it is expected that the Certificate Balance of the Class R Certificates would be reduced to zero on the initial Distribution Date and that no other distributions of interest or principal would thereafter be made on the Class R Certificates except pursuant to subparagraph (10) immediately above.

     Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     Pass-Through Rates. The Pass-Through Rate applicable to each Class of Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis", which is the basis of accrual for interest on the Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 30/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 30/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage
Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by
(b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the Classes of Certificates for such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments [, net of any related Workout Fees payable therefrom to the Special Servicer], due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period [, net of any related Workout Fees payable therefrom to the Special Servicer]; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master
Servicer  as  recoveries  of  previously  unadvanced  principal  of the  related
Mortgage Loan [, net of any related Workout Fees payable therefrom to the Special Servicer].

     The   respective   amounts  which   constitute   the  Scheduled   Principal
Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class or Classes of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such Class(es) of Certificates, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders subject to the Special Servicer's right to receive any Workout Fee with respect to such Mortgage Loan. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan shall be zero.

     For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer or the Special Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Collateral Support Deficit

     The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Senior Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Senior Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Senior Certificates by the Class B and Class C Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

     On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the [Trustee] is to calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit"). The [Trustee] will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: first, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and last, to the Class A Certificates, until the remaining Certificate Balance of such Class of Certificates has been reduced to zero. Any allocation of Collateral Support Deficit to a Class of Certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of: (i) losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies thereon, Nonrecoverable Advances made in respect thereof and the payment to the Master Servicer of interest on Advances and certain servicing expenses; and (ii) certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee as described under "Description of the Pooling Agreements - Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer and the Depositor as described under "Description of the Pooling Agreements Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under "Certain Federal Income Tax Consequences - REMICs - Prohibited Transactions Tax and Other Taxes " in the Prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund.

Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to one month's interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make Advances in respect of any Mortgage Loan or REO

Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the Master Servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the
losses  to  be  borne  by  the  Certificateholders.   See  "Description  of  the
Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     In connection with its recovery of any Advance or reimbursable servicing expense, each of the Master Servicer and the Special Servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at ____% per annum (the "Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C
Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Senior Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's and/or Special Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate.]

     Each Distribution Date Statement delivered by the Trustee to the Certificateholders will contain information relating to the amounts of Advances made with respect to the related Distribution Date. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein and "Description of Certificates-Reports to Certificateholders" in the Prospectus.

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates-Reports to Certificateholders" in the Prospectus.

     The Pooling and Servicing Agreement requires that the [Trustee] make available at its offices primarily responsible for [administration of the Trust Fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:
(a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, (f) the most recent annual operating statements, if any, collected by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, and (g) any and all modifications, waivers and amendments of the terms of a

Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee. Copies of any and all of the foregoing items will be available from the [Trustee] upon request; however, the [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and DTC Participants. Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Financial Intermediaries and Class A Certificate Owners, and by Financial Intermediaries to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Depositor, the REMIC Administrator and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer or the Depositor of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans (exclusive of REO Loans) then included in the Trust Fund and (ii) the aggregate fair market value of all REO Properties then included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer or the Depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 5% of the Initial Pool Balance.

         On the final Distribution Date, the aggregate amount paid by the Master Servicer or the Depositor, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied generally as described above under "-Distributions-Priority", except that the distributions of principal described thereunder will, in the case of each Class of
Certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.

                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the weighted average of the applicable Effective Net Mortgage Rates. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" ____ herein and ____ "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. As more
fully      described       herein      under       "Description      of      the
Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental properties, food services, retail shopping space or office space, as the case may be, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations-Yield and Prepayment Considerations" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

          Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

        The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant
Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those levels of CPR. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate.]

     The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 30/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) any principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and neither the Master Servicer nor the Depositor will exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay. Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                              0%           %          %          %           %
----                                                              --          --         --         --          --
Delivery Date................................................  100.0      100.0      100.0       100.0      100.0
_________ 25, 1997...........................................
_________ 25, 1998...........................................
_________ 25, 1999...........................................
_________ 25, 2000...........................................
_________ 25, 2001...........................................
_________ 25, 2002...........................................
_________ 25, 2003...........................................
_________ 25, 2004...........................................
_________ 25, 2005...........................................
Weighted Average Life (years)(A).............................

----

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:

Date                                                          0%           %          %           %            %
----                                                          --          --         --          --           --
Delivery Date............................................  100.0      100.0       100.0      100.0        100.0
_________ 25, 1997.......................................
_________ 25, 1998.......................................
_________ 25, 1999.......................................
_________ 25, 2000.......................................
_________ 25, 2001.......................................
_________ 25, 2002.......................................
_________ 25, 2003.......................................
_________ 25, 2004.......................................
_________ 25, 2005.......................................
Weighted Average Life (years)(A).........................

                                      S-46
----------

(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

[The following disclosure is applicable to Stripped Interest Certificates, when offered...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class S Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments of interest on the Class S Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in the third paragraph under the heading "--Weighted Average Life" above, including the assumptions regarding the characteristics and performance of the Mortgage Loans which differ from the actual characteristics and performance thereof and assuming the aggregate purchase price set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Class S Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

              Pre-Tax Yield to Maturity of the Class S Certificates
                              at the Following CPRs

Assumed Purchase Price                                 0%            %            %            %            %            %
----------------------                                 --           --           --           --           --           --

$----------------...................                    ----%       ----%         ----%        ----%       ----%        ----%

     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates, and thus do not reflect the return on any investment in the Class S Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class S Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated CPRs over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class S Certificates will conform to the yields described herein. Investors are urged to make their investment decisions based on the determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class S Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.]

Additional Yield Considerations Applicable Solely to the Class R Certificates

     The Class R Certificateholders' after-tax rate of return on the Class R Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Class R Certificates. Holders of Class R Certificates may have tax liabilities with respect to their Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Class R Certificates may have tax liabilities with respect to their Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Class R
Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Class R Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

     The Class R Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Class R Certificates on after-tax rates of return on such Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver the following opinion: [Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code"), and (i) the Class A, Class B and Class C Certificates will evidence "regular interests" in such REMIC and (ii) the Class R Certificates will be the sole class of "residual interests" in such REMIC, each within the meaning of the REMIC Provisions in effect on the date hereof.] [Assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will be classified as a grantor trust under Subpart E, part I of subchapter J of the Code, and not as an association taxable as a corporation or as a partnership.]

     The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" in the Prospectus.

     The ___________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of
Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code, assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860(A)(3) of the Code. See "Certain Federal Income Tax Consequences-REMICs-Characterization of Investments in REMIC Certificates" in the Prospectus.

     ________________________,    a   _______________,   will   act   as   REMIC
Administrator for the Trust Fund. [The Master Servicer will be responsible for the fees and normal disbursements of the REMIC Administrator.] See "Certain Federal Income Tax Consequences-REMICs-Reporting and Other Administrative Matters" and "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor", "-Events of Default" and "-Rights Upon Event of Default" in the Prospectus.

     For further  information  regarding the Federal income tax  consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences-REMICs" in the Prospectus.

Special Tax Considerations Applicable to REMIC Residual Certificates

     The IRS has issued REMIC Regulations that significantly affect holders of REMIC Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Class R Certificates. In addition, the REMIC Regulations provide special rules applicable to: (i) thrift institutions holding residual interests having "significant value" and (ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Class R Certificates may not be transferred to non-United States persons. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

     The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC
Regulations, the Class R Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Class R Certificates, which will be in an amount equal to all or virtually all of the taxable income includable by holders of the Class R Certificates. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions" in the Prospectus.

     The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, if "a significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Class R Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, if a significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Class R Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Class R Certificates. All transfers of the Class R Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Class R Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Noneconomic REMIC Residual Certificates" in the Prospectus.

     The Class R Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the Trust Fund that significantly exceeds the amount of cash distributions received by such Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Class R Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Fund's term as a result of their ownership of the Class R Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Class R Certificate (or possibly later under the "wash sale" rules of Section

1091 of the Code) may cause the Class R Certificateholders' after-tax rate of return to be zero or negative even if the Class R Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Class R Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Class R Certificates over their life.

     Potential investors in Class R Certificates should be aware that under the Pooling and Servicing Agreement, the holder of the largest Percentage Interest in the Class R Certificates shall, by its acceptance of such Certificates, agree to irrevocably appoint the Master Servicer as its agent to perform all of the duties of the tax matters person for the REMIC.

     Purchasers of the Class R Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Certificates.

     For further information regarding the federal income tax consequences of investing in the Class R Certificates, see "Yield and Maturity Considerations-Additional Yield Considerations Applicable Solely to the Class R Certificates" herein And ______ "Certain ______ Federal ______ Income _____ Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an Underwriting Agreement, dated _____________, 199_ (the "Underwriting Agreement"), ______________________
(the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter each class of the Offered Certificates. It is expected that delivery of the Class A Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Class B and Class R Certificates will be made at the offices of the Underwriter, _____________________, on or about _____________, 199_ against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately ____% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

     There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. Except as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates with respect to which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

                                  LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Underwriter by ________________. Certain federal income tax matters and other matters will be passed upon for the Depositor by Thacher Proffitt & Wood.

                                     RATING

     It is a condition to issuance that the Senior Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
___________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates, when offered... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by
_________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                                LEGAL INVESTMENT

     [As long as the Senior Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Senior Certificates will constitute "mortgage related securities" within the meaning of SMMEA, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under

SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.]

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     The Depositor makes no representation as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.

                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA, or Section 4975 of the Code (each, a "Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to [Underwriter] an individual prohibited transaction exemption, Prohibited Transaction Exemption _____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) [Underwriter], (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with [Underwriter], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________________________. As of the Delivery
Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, a Sub-Servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

     Because the characteristics of the Class B Certificates [and the Class R Certificates] do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result, no transfer of a Class B Certificate [or Class R Certificate] or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer t buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time o since the date of this Prospectus Supplement or the Prospectus.

                                TABLE OF CONTENTS

                                                           Page

                              Prospectus Supplement

Summary................................................
Risk Factors...........................................
Description of the Mortgage Pool.......................
Servicing of the Mortgage Loans........................
Description of the Certificates........................
Yield and Maturity Considerations......................
Certain Federal Income Tax Consequences................
Method of Distribution.................................
Legal Matters..........................................
Rating.................................................
Legal Investment.......................................
ERISA Considerations...................................
Index of Principal Definitions.........................

                                   Prospectus

Prospectus Supplement..................................
Available Information..................................
Incorporation of Certain Information by Reference......
Summary of Prospectus..................................
Risk Factors...........................................
Description of the Trust Funds.........................
Yield and Maturity Considerations......................
The Depositor..........................................
Description of the Certificates........................
Description of the Pooling Agreements..................
Description of Credit Support..........................
Certain Legal Aspects of Mortgage Loans................
Certain Federal Income Tax Consequences................
State Tax and Other Considerations.....................
ERISA Considerations...................................
Legal Investment.......................................
Use of Proceeds........................................
Method of Distribution.................................
Legal Matters..........................................
Financial Information..................................
Rating.................................................
Index of Principal Definitions.........................


                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                   CORPORATION




                                  $___________


                              Mortgage Pass-Through
                                  Certificates
                                  Series 199_-_

                 Class A Certificates Variable Rate $___________
                 Class B Certificates Variable Rate $___________
                 Class R Certificates Variable Rate $ 100

                                   -----------

                              PROSPECTUS SUPPLEMENT

                                   -----------




                                  [UNDERWRITER]

                             Dated __________, 199_

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                         INDEX OF PRINCIPAL DEFINITIONS

30/360 basis      ..........................................................S-38
Accrued Certificate Interest................................................S-38
Advance           .....................................................S-6, S-40
ARM Loans         ...........................................................S-2
Available Distribution Amount...............................................S-36
Balloon Payment   ...........................................................S-3
CEDEL             ..........................................................S-14
Certificate Balance...........................................................ii
Certificate Registrar.......................................................S-34
Certificates      .............................................................i
Class             .............................................................i
Class A Certificate Owner....................................................S-1
Class B Available Distribution Amount........................................S-5
Class S Certificates.........................................................iii
Collateral Support Deficit.............................................S-8, S-40
Constant Prepayment Rate....................................................S-45
CPR               ..........................................................S-45
Cut-off Date      ............................................................ii
Cut-off Date Balance........................................................S-14
Debt Service Coverage Ratio.................................................S-24
Definitive Class A Certificate.........................................S-1, S-34
Delivery Date     ............................................................ii
Depositor         ...........................................................S-1
Determination Date..........................................................S-36
Distributable Certificate Interest..........................................S-38
Distributable Principal.....................................................S-38
Distribution Date ......................................................ii, S-35
Distribution Date Statement.................................................S-41
Due Date          ...........................................................S-2
Due Period        ..........................................................S-36
Effective Net Mortgage Rate.................................................S-38
ERISA             ..........................................................S-10
ERISA Considerations........................................................S-52
Euroclear         ..........................................................S-14
Financial Intermediary......................................................S-34
Fixed Rate Loans  ...........................................................S-3
Form 8-K          ..........................................................S-29
Gross Margin      ...........................................................S-2
Index             ...........................................................S-2
Initial Pool Balance..........................................................ii
Interest Rate Adjustment Date................................................S-2
LTV Ratio         ..........................................................S-25
Master Servicer   ...........................................................S-1
Master Servicing Fee........................................................S-31
Monthly Payments  ...........................................................S-2
Mortgage          ..........................................................S-14
Mortgage Loan Seller.........................................................S-1
Mortgage Loans    ............................................................ii
Mortgage Note     ..........................................................S-14
Mortgage Pool     ............................................................ii
Mortgage Rate     ...........................................................S-2
Mortgaged Property.....................................................S-2, S-14
Net Aggregate Prepayment Interest Shortfall.................................S-38
Net Mortgage Rate ...........................................................S-4
Net Operating Income........................................................S-24
Nonrecoverable Advance......................................................S-41
Offered Certificates.....................................................i, S-34
Ownership Percentage........................................................S-39
Pass-Through Rate ............................................................ii
Payment Adjustment Date......................................................S-3
Percentage Interest.........................................................S-34
Plan              ..........................................................S-52
Pooling and Servicing Agreement..............................................S-3
Prepayment Interest Excess..................................................S-32
Prepayment Premiums.........................................................S-15
Purchase Agreement...........................................................S-2
Purchase Price    ..........................................................S-28
Reimbursement Rate..........................................................S-41
Related Proceeds  ..........................................................S-41
REMIC Administrator..........................................................S-1
REMIC Regular Certificates....................................................ii
REO Loan          ..........................................................S-39
REO Property      ....................................................S-30, S-33
Senior Certificates......................................................i, S-33
Servicing Fees    ..........................................................S-31
Special Servicer  ...........................................................S-1
Special Servicing Fee.......................................................S-31
Specially Serviced Mortgage Assets..........................................S-30
Specially Serviced Mortgage Loans...........................................S-30
Stated Principal Balance....................................................S-39
Trust Fund        ............................................................ii
Trustee           ...........................................................S-1
Underwriter       .......................................................i, S-50
Underwriting Agreement......................................................S-50
Voting Rights     ..........................................................S-42
Workout Fee       ..........................................................S-31

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED _______, 199_



                          [Version 4 - Health Care and
                            Restaurant Concentration]



PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 199_)

                           $__________________________

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                                    Depositor

               Mortgage Pass-Through Certificates, Series 199__-__

          $_____________     Variable Rate        Class A Certificates
          $_____________     Variable Rate        Class B Certificates
          $100               Variable Rate        Class R Certificates
                                   -----------

     The Series 199__-__ Mortgage Pass-Through Certificates (the "Certificates") will consist of the following four classes (each, a "Class"): (i) the Class A Certificates and Class R Certificates (collectively, the "Senior Certificates");
(ii) the Class B Certificates; and (iii) the Class C Certificates. Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby.

     It is a condition of their issuance that the Senior Certificates be rated not lower than ____, and that the Class B Certificates be rated not lower than ______, by ___________________.

                                  -----------

 PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE
       OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
          INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

       NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED
           OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
                      OR BY THE DEPOSITOR, DEUTSCHE BANK AG
                           OR ANY OF THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

   THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                                   -----------

     Prospective investors should review the information appearing under the caption "Risk Factors" beginning on page S-___ herein and page __ in the Prospectus before purchasing any Offered Certificate.

     See "Index of Principal Definitions" in the Prospectus for location of meanings of capitalized terms used but not defined herein. See "Index of Principal Definitions" herein for location of meanings of those other capitalized terms used herein.

     There is currently no secondary market for the Offered Certificates. _____________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates, but is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. See "Risk Factors-Limited Liquidity" herein. The Offered Certificates will not be listed on any securities exchange.

     The Offered Certificates will be purchased from the Depositor by the Underwriter and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the

                                  [UNDERWRITER]

                             ________________, 199__

(cover continued)

Depositor estimated to be approximately $_____________, will be ______% of the initial aggregate Certificate Balance of the Offered Certificates[, plus accrued interest on the Offered Certificates from the Cut-off Date]. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of DTC and that the Class B and Class R Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or
about _____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by the Depositor, that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, fixed- and adjustable-rate, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in real property operated as a restaurant, Health Care-Related Facility (as defined in the Prospectus), retail property, office building or multifamily rental property. As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool".

     The rights of the holders of the Class B and Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Certificates, and the rights of the holders of the Class C Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class B Certificates, in each case to the extent described herein and in the Prospectus.

     The Class A Certificates will be represented initially by certificates registered in the name of Cede & Co., as nominee of DTC, as described herein. The interests of the beneficial owners of the Class A Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Class A Certificates only under the limited circumstances described herein and in the Prospectus. See "Description of the Certificates-Book-Entry Registration of the Class A Certificates" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class B Certificates and the Class C Certificates (collectively, the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. Transfer of the Class R Certificates will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described herein under "Certain Federal Income Tax Consequences-Special Tax Considerations Applicable to REMIC Residual Certificates" and in the Prospectus under "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations".

     Distributions on the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such day is not a business day, then on the next business day, beginning in _____________ 199____ (each, a "Distribution Date"). As described herein, interest distributions on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for each Class of Offered Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Offered Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates (as defined herein) on the Mortgage Loans. Principal distributions on each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

(cover continued)

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, changes in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Effect of Prepayments on Average Life of Certificates" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates"), when offered... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should consider the associated risks, including the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" and "Risk
Factors-Effect   of  Prepayments  on  Average  Life  of   Certificates"  in  the
Prospectus.]

                              [inside front cover]

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED ____________________, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms that are used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.


Title of Certificates................   Mortgage   Pass-Through    Certificates,
                                        Series 199__-__.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware Corporation. See
                                        "The Depositor" in the  Prospectus.  The
                                        Offered Certificates are not insured or guaranteed by the Depositor, Deutsche
                                        Bank AG or any of their affiliates.

Master Servicer.....................    ____________________.  See "Servicing of
                                        the Mortgage Loans-The Master Servicer" herein.

Special Servicer....................    _____________________. See "Servicing of
                                        the Mortgage Loans-The Special Servicer" herein.

Trustee  ..........................     _____________________.  See "Description
                                        of the Certificates-The Trustee" herein.

REMIC Administrator.................    _____________________.    See   "Certain
                                        Federal            Income            Tax
                                        Consequences-REMICs-Reporting  and Other
                                        Administrative   Matters"   herein   and
                                        "Description      of     the     Pooling
                                        Agreements-Events    of   Default"   and
                                        "-Rights  Upon Event of  Default" in the
                                        Prospectus.

Mortgage Loan Seller................    ________________________.            See
                                        "Description  of the  Mortgage  Pool-The
                                        Mortgage Loan Seller" herein.

Cut-off Date........................    ___________________, 199__.

Delivery Date.......................    On or about ___________________, 199__.

Registration; Denominations.........    The Class A Certificates will be issued,
                                        maintained   and   transferred   on  the
                                        book-entry    records    of    DTC    in
                                        denominations  of $25,000  and  integral
                                        multiples of $1 in excess  thereof.  The
                                        Class B  Certificates  will be issued in
                                        fully  registered,  certificated form in
                                        denominations   of   $100,000   and   in
                                        integral  multiples  of $1,000 in excess
                                        thereof,  with one  Class B  Certificate
                                        evidencing an additional amount equal to
                                        the remainder of the initial Certificate
                                        Balance  of  such  Class.  The  Class  R
                                        Certificates    will   be    issued   in
                                        registered, certificated form in minimum denominations of 20% percentage interest in such Class.

                                        The   Class  A   Certificates   will  be
                                        represented   by  one  or  more   global
                                        Certificates  registered  in the name of
                                        Cede & Co., as nominee of DTC. No person
                                        acquiring  an  interest  in the  Class A
                                        Certificates  (any such person, a "Class
                                        A  Certificate  Owner") will be entitled
                                        to  receive  a  Class A  Certificate  in
                                        fully  registered,  certificated form (a
                                        "Definitive   Class   A   Certificate"),
                                        except  under the limited  circumstances
                                        described herein and
                                        in the Prospectus.  See  "Description of
                                        the Certificates-Book-Entry Registration
                                        of the Class A Certificates"  herein and
                                        "Description            of           the
                                        Certificates-Book-Entry Registration and
                                        Definitive    Certificates"    in    the
                                        Prospectus.

The Mortgage Pool...................    The Mortgage  Pool will consist of _____
                                        conventional,   balloon  Mortgage  Loans
                                        with  an   Initial   Pool   Balance   of
                                        $_________________.  On or  prior to the
                                        Delivery   Date,   the  Depositor   will
                                        acquire  the  Mortgage  Loans  from  the
                                        Mortgage  Loan  Seller   pursuant  to  a
                                        Purchase  Agreement,   dated  [the  date
                                        hereof],  between the  Depositor and the
                                        Mortgage  Loan  Seller  (the   "Purchase
                                        Agreement").  In the Purchase Agreement,
                                        the   Mortgage   Loan  Seller  has  made
                                        certain  representations  and warranties
                                        to   the    Depositor    regarding   the
                                        characteristics   and   quality  of  the
                                        Mortgage Loans and, as more particularly
                                        described herein, has agreed to cure any
                                        material  breach  thereof or  repurchase
                                        the   affected    Mortgage    Loan.   In
                                        connection  with the  assignment  of its
                                        interests in the  Mortgage  Loans to the
                                        Trustee,  the Depositor will also assign
                                        its rights under the Purchase  Agreement
                                        insofar  as they  relate to or arise out
                                        of   the    Mortgage    Loan    Seller's
                                        representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and
                                        Warranties; Repurchases" herein.

                                        Each Mortgage Loan is secured by a first
                                        mortgage  lien on a fee simple estate in
                                        real property (as to such Mortgage Loan,
                                        the "Mortgaged  Property") operated as a
                                        restaurant   (__  Mortgage  Loans  which
                                        represent  ____%  of  the  Initial  Pool
                                        Balance), a Health Care-Related Facility
                                        (__ Mortgage Loans which represent ____%
                                        of the Initial Pool  Balance),  a retail
                                        property   (__   Mortgage   Loans  which
                                        represent   ___%  of  the  Initial  Pool
                                        Balance),   an   office   building   (__
                                        Mortgage Loans which  represent ____% of
                                        the   Initial   Pool   Balance)   or   a
                                        multifamily rental property (__ Mortgage
                                        Loans which represent __% of the Initial
                                        Pool Balance).  ________ of the Mortgage
                                        Loans,  which  represent  _____%  of the
                                        Initial  Pool  Balance,  are  secured by
                                        liens on Mortgaged Properties located in
                                        _______________. The remaining Mortgaged
                                        Properties   are   located    throughout
                                        ___________     other    states.     See
                                        "Description     of     the     Mortgage
                                        Pool-Additional       Mortgage      Loan
                                        Information"  and  "Risk   Factors-Risks
                                        Associated With Multifamily  Properties"
                                        and "-Risks  Associated with ___________
                                        Properties"  and   "Description  of  the
                                        Mortgage  Pool-Additional  Mortgage Loan
                                        Information" herein.  ___________ of the
                                        Mortgage Loans,  which represent ______%
                                        of the Initial Pool Balance, provide for
                                        scheduled  payments of principal  and/or
                                        interest ("Monthly  Payments") to be due
                                        on the  first  day of  each  month;  the
                                        remainder of the Mortgage  Loans provide
                                        for  Monthly  Payments  to be due on the
                                        ____, _____,  _____ or _____ day of each
                                        month  (the date in any month on which a
                                        Monthly  Payment on a  Mortgage  Loan is
                                        first   due,   the  "Due   Date").   The
                                        annualized   rate  at   which   interest
                                        accrues (the "Mortgage Rate") on ____ of
                                        the  Mortgage  Loans (the "ARM  Loans"),
                                        which  represent  _____% of the  Initial
                                        Pool  Balance,  is subject to adjustment
                                        on  specified  Due Dates (each such date
                                        of   adjustment,   an   "Interest   Rate
                                        Adjustment  Date")  by  adding  a  fixed
                                        number   of  basis   points   (a  "Gross
                                        Margin")  to the  value of a base  index
                                        (an "Index"), subject, in ______ cases, to lifetime maximum and/or minimum

                                        Mortgage  Rates,  and in _____ cases, to
                                        periodic maximum and/or minimum Mortgage
                                        Rates, in each case as described herein;
                                        and the  remaining  Mortgage  Loans (the
                                        "Fixed  Rate  Loans")  bear  interest at
                                        fixed  Mortgage  Rates.  ____ of the ARM
                                        Loans,   which  represent  ___%  of  the
                                        Initial   Pool   Balance,   provide  for
                                        Interest  Rate  Adjustment   Dates  that
                                        occur  monthly,  while the  remainder of
                                        the ARM Loans provide for adjustments of
                                        the Mortgage Rate to occur semi-annually
                                        or  annually.  [Identify  Mortgage  Loan
                                        Index] See  "Description of the Mortgage
                                        Pool-Certain  Payment   Characteristics"
                                        herein.

                                        The amount of the Monthly Payment on all
                                        of  the  ARM   Loans   is   subject   to
                                        adjustment  on specified Due Dates (each
                                        such date, a "Payment  Adjustment Date")
                                        to an amount  that  would  amortize  the
                                        outstanding  principal  balance  of  the
                                        Mortgage  Loan  over its then  remaining
                                        amortization  schedule  and pay interest
                                        at the then  applicable  Mortgage  Rate.
                                        The  ARM  Loans   provide   for  Payment
                                        Adjustment  Dates  that occur on the Due
                                        Date  following  each  related  Interest
                                        Rate Adjustment Date.


                                        All of the  Mortgage  Loans  provide for
                                        monthly  payments of principal  based on
                                        amortization   schedules   significantly
                                        longer than the remaining  terms of such
                                        Mortgage    Loans,    thereby    leaving
                                        substantial principal amounts due and payable (each such payment, together with the corresponding interest payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.


Description of the Certificates.....    The Certificates will be issued pursuant
                                        to a Pooling and Servicing Agreement, to
                                        be dated as of the Cut-off  Date,  among
                                        the Depositor,  the Master Servicer, the
                                        Special  Servicer,  the  Trustee and the
                                        REMIC  Administrator  (the  "Pooling and
                                        Servicing    Agreement"),    and    will
                                        represent  in the  aggregate  the entire
                                        beneficial  ownership  interest  in  the
                                        Trust  Fund,  which will  consist of the
                                        Mortgage   Pool  and   certain   related
                                        assets.

                                        The aggregate Certificate Balance of the
                                        Certificates  as of  the  Delivery  Date
                                        will  equal the  Initial  Pool  Balance.
                                        Each Class of Offered  Certificates will
                                        have the initial Certificate Balance set
                                        forth on the cover page, and the Class C
                                        Certificates   will   have  an   initial
                                        Certificate  Balance  of  $____________.
                                        See       "Description       of      the
                                        Certificates-General" herein.

                                        The Pass-Through Rate applicable to each
                                        Class of  Certificates  for the  initial
                                        Distribution  Date will equal _____% per
                                        annum.  With respect to any Distribution
                                        Date    subsequent    to   the   initial
                                        Distribution Date, the Pass-Through Rate
                                        for  each  Class  of  Certificates  will
                                        equal  the   weighted   average  of  the
                                        applicable  Effective Net Mortgage Rates
                                        for the Mortgage Loans,  weighted on the
                                        basis   of   their   respective   Stated
                                        Principal Balances (as described herein)
                                        immediately  prior to such  Distribution
                                        Date.  For purposes of  calculating  the
                                        Pass-Through   Rate  for  any  Class  of
                                        Certificates and any Distribution  Date,
                                        the  "applicable  Effective Net Mortgage
                                        Rate"  for  each  Mortgage  Loan  is  an
                                        annualized  rate  equal to the  Mortgage
                                        Rate in effect for such Mortgage Loan as
                                        of the [second]
                                        day of the most recently  ended calendar
                                        month,  (a) reduced by ___ basis  points
                                        (the Mortgage  Rate, as so reduced,  the
                                        "Net  Mortgage  Rate"),  and  (b) if the
                                        accrual  of  interest  on such  Mortgage
                                        Loan is computed other than on the basis
                                        of a 360-day year  consisting  of twelve
                                        30-day  months  (which  is the  basis of
                                        accrual    for     interest    on    the
                                        Certificates),  then adjusted to reflect
                                        that  difference  in  computation.   See
                                        "Description            of           the
                                        Certificates-Distributions-Pass-Through
                                        Rates"    and    "-Distributions-Certain
                                        Calculations  with Respect to Individual
                                        Mortgage Loans" herein.

Interest Distributions
  on the Senior Certificates........    On each Distribution Date, to the extent
                                        of the  Available  Distribution  Amount,
                                        holders   of  each   Class   of   Senior
                                        Certificates will be entitled to receive
                                        distributions  of  interest in an amount
                                        equal to all  Distributable  Certificate
                                        Interest    with    respect    to   such
                                        Certificates for such  Distribution Date
                                        and, to the extent not previously  paid,
                                        for all prior  Distribution  Dates.  See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

                                        The "Distributable Certificate Interest"
                                        in respect of any Class of  Certificates
                                        for any Distribution Date will equal one
                                        month's interest at the  then-applicable
                                        Pass-Through   Rate   accrued   on   the
                                        Certificate  Balance  of such  Class  of
                                        Certificates  immediately  prior to such
                                        Distribution  Date, reduced (to not less
                                        than    zero)    by   such    Class   of
                                        Certificates'  allocable  share (in each
                                        case, calculated as described herein) of
                                        any Net  Aggregate  Prepayment  Interest
                                        Shortfall (also as described herein) for
                                        such Distribution Date. See "Description
                                        of    the    Certificates-Distributions-
                                        Distributable    Certificate   Interest"
                                        herein.

                                        The "Available  Distribution Amount" for
                                        any  Distribution  Date is, as described
                                        herein   under   "Description   of   the
                                        Certificates-Distributions", the total of all payments or other collections (or available advances) on or in respect of the Mortgage Loans that are available for distribution on the Certificates on such date.

Principal Distributions on
  the Senior Certificates...........    On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining  after  the  distributions  of
                                        interest   to  be  made  on  the  Senior
                                        Certificates  on such  date,  holders of
                                        the Senior Certificates will be entitled
                                        to distributions of principal (until the
                                        Certificate  Balances of such Classes of
                                        Certificates  are reduced to zero) in an
                                        aggregate amount equal to the sum of (a)
                                        such  holders'  pro  rata  share  of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution Date, plus (b) the
                                        entire       Unscheduled       Principal
                                        Distribution     Amount     for     such
                                        Distribution   Date.   Distributions  of
                                        principal  on  the  Senior  Certificates
                                        will be paid first to the holders of the
                                        Class   R    Certificates    until   the
                                        Certificate Balance of such Certificates
                                        is  reduced  to  zero,  and  then to the
                                        holders of the Class A Certificates. See
                                        "Description            of           the
                                        Certificates-Distributions-Scheduled
                                        Principal    Distribution   Amount   and
                                        Unscheduled    Principal    Distribution
                                        Amount" herein.

Interest Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of  the  Available  Distribution  Amount
                                        remaining after all  distributions to be
                                        made on the Senior  Certificates on such
                                        date (such remaining portion, the "Class
                                        B   Available   Distribution   Amount"),
                                        holders of the Class B Certificates will
                                        be entitled to receive  distributions of
                                        interest  in  an  amount  equal  to  all
                                        Distributable  Certificate Interest with
                                        respect  to such  Certificates  for such
                                        Distribution Date and, to the extent not
                                        previously    paid,    for   all   prior
                                        Distribution Dates. See "Description of the Certificates-Distributions" herein.

Principal Distributions on
  the Class B Certificates..........    On each Distribution Date, to the extent
                                        of the  Class B  Available  Distribution
                                        Amount remaining after the distributions
                                        of  interest  to be made on the  Class B
                                        Certificates  on such  date,  holders of
                                        the   Class  B   Certificates   will  be
                                        entitled to  distributions  of principal
                                        (until the  Certificate  Balance of such
                                        Class  of  Certificates  is  reduced  to
                                        zero) in an  amount  equal to the sum of
                                        (a) such  holders' pro rata share of the
                                        Scheduled Principal  Distribution Amount
                                        for such Distribution  Date, plus (b) if
                                        the  Certificate  Balances of the Senior
                                        Certificates  have been reduced to zero,
                                        then to the  extent not  distributed  in
                                        reduction of such  Certificate  Balances
                                        on such  Distribution  Date,  the entire
                                        Unscheduled    Principal    Distribution
                                        Amount for such  Distribution  Date. See
                                        "Description            of           the
                                        Certificates-Distributions" herein.

Certain Yield and Prepayment
  Considerations....................    The yield on the Offered Certificates of
                                        any class will  depend on,  among  other
                                        things,  the Pass-Through  Rate for such
                                        Certificates.  The yield on any  Offered
                                        Certificate   that  is  purchased  at  a
                                        discount   or   premium   will  also  be
                                        affected  by  the  rate  and  timing  of
                                        distributions in respect of principal on
                                        such Certificate,  which in turn will be
                                        affected  by (i) the rate and  timing of
                                        principal payments (including  principal
                                        prepayments)  on the Mortgage  Loans and
                                        (ii) the extent to which such  principal
                                        payments are applied on any Distribution
                                        Date  in  reduction  of the  Certificate
                                        Balance  of  the  Class  to  which  such
                                        Certificate belongs. See "Description of
                                        the Certificates-Distributions-Priority"
                                        and "-Distributions-Scheduled  Principal
                                        Distribution   Amount  and   Unscheduled
                                        Principal Distribution Amount" herein.

                                        An investor  that  purchases  an Offered
                                        Certificate   at   a   discount   should
                                        consider  the risk  that a  slower  than
                                        anticipated  rate of principal  payments
                                        on such  Certificate  will  result in an
                                        actual  yield  that is lower  than  such
                                        investor's  expected  yield. An investor
                                        that  purchases any Offered  Certificate
                                        at a premium  should  consider  the risk
                                        that a faster than  anticipated  rate of
                                        principal  payments on such  Certificate
                                        will  result in an actual  yield that is
                                        lower  than  such  investor's   expected
                                        yield. Insofar as an investor's initial investment in any Offered Certificate is repaid, there can be no assurance that such amounts can be reinvested in a comparable alternative investment with a comparable yield.

                                        The  actual   rate  of   prepayment   of
                                        principal on the Mortgage Loans cannot be predicted. The Mortgage Loans may be prepaid at any time, subject, in the case of ____ Mortgage Loans, to payment of a Prepayment

                                        Premium.  The investment  performance of
                                        the   Offered   Certificates   may  vary
                                        materially   and   adversely   from  the
                                        investment expectations of investors due
                                        to  prepayments  on the  Mortgage  Loans
                                        being  higher or lower than  anticipated
                                        by  investors.  The actual  yield to the
                                        holder of an Offered Certificate may not
                                        be equal to the yield anticipated at the
                                        time of purchase of the  Certificate or,
                                        notwithstanding that the actual yield is
                                        equal to the yield  anticipated  at that
                                        time,  the total  return  on  investment
                                        expected by the investor or the expected
                                        weighted average life of the Certificate
                                        may not be realized. For a discussion of
                                        certain factors affecting  prepayment of
                                        the Mortgage Loans, including the effect
                                        of Prepayment  Premiums,  see "Yield and
                                        Maturity   Considerations"   herein.  In
                                        deciding whether to purchase any Offered
                                        Certificates, an investor should make an
                                        independent    decision    as   to   the
                                        appropriate prepayment assumptions to be used.

                                        [The    structure    of   the    Offered
                                        Certificates causes the yield of certain
                                        Classes to be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:]

                                        [Allocation to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization   of  the  Mortgage  Loans.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  the Unscheduled Principal
                                        Distribution     Amount     for     each
                                        Distribution Date will be allocated to the Class B Certificates.]

                                        [The following  disclosure is applicable
                                        to Stripped Interest Certificates,  when
                                        offered...    The   Stripped    Interest
                                        Certificates.  The Class S  Certificates
                                        are  interest-only  Certificates and are
                                        not  entitled  to any  distributions  in
                                        respect  of  principal.   The  yield  to
                                        maturity  of the  Class  S  Certificates
                                        will  be  especially  sensitive  to  the
                                        prepayment,   repurchase   and   default
                                        experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

                                        Class  R  Certificates:  Holders  of the
                                        Class R  Certificates  are  entitled  to
                                        receive  distributions  of principal and
                                        interest as described  herein;  however,
                                        holders  of such  Certificates  may have
                                        tax  liabilities  with  respect to their
                                        Certificates  during the early  years of
                                        the  term  of  the   Trust   Fund   that
                                        substantially  exceed the  principal and
                                        interest  payable  thereon  during  such
                                        periods.   See   "Yield   and   Maturity
                                        Considerations", especially "-Additional
                                        Yield  Considerations  Applicable Solely
                                        to the Class R Certificates," herein and
                                        "Certain      Federal     Income     Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Advances ...........................    The Master  Servicer is required to make
                                        advances   (each,   an   "Advance")   of
                                        delinquent  principal  and interest (net
                                        of  related   Servicing   Fees)  on  the
                                        Mortgage  Loans  or, in the case of each
                                        Mortgage Loan that is delinquent
                                        in respect of its Balloon  Payment or as
                                        to which the related Mortgaged  Property
                                        was acquired through  foreclosure,  deed
                                        in lieu  of  foreclosure  or  otherwise,
                                        only  of  delinquent  interest  (net  of
                                        related  Servicing  Fees),  in any event
                                        under the  circumstances  and subject to
                                        the   limitations   set  forth   herein.
                                        Advances  are  intended  to  maintain  a
                                        regular flow of  scheduled  interest and
                                        principal      payments      to      the
                                        Certificateholders,   rather   than   to
                                        guarantee  or  insure  against   losses.
                                        Accordingly,  Advances  which  cannot be
                                        reimbursed  out of  collections on or in
                                        respect of the  related  Mortgage  Loans
                                        ("Nonrecoverable     Advances")     will
                                        represent a portion of the losses to be borne by Certificateholders.

                                        The Master  Servicer will be entitled to
                                        interest on any Advances  made,  and the
                                        Master Servicer and the Special Servicer
                                        will each be  entitled  to  interest  on
                                        certain  servicing  expenses incurred by
                                        it  or  on  its  behalf,  such  interest
                                        accruing at the rate and  payable  under
                                        the   circumstances   described  herein.
                                        Interest accrued on outstanding Advances
                                        will  result in a  reduction  in amounts
                                        payable   on   the   Certificates.   See
                                        "Description            of           the
                                        Certificates-Advances"               and
                                        "-Subordination;      Allocation      of
                                        Collateral  Support  Deficit" herein and
                                        "Description            of           the
                                        Certificates-Advances   in   Respect  of
                                        Delinquencies"  and  "Description of the
                                        Pooling Agreements-Certificate Account" in the Prospectus.

                                        Each    Distribution    Date   Statement
                                        delivered   by   the   Trustee   to  the
                                        Certificateholders      will     contain
                                        information  relating  to the amounts of
                                        Advances   made  with   respect  to  the
                                        related     Distribution    Date.    See
                                        "Description of the Certificates-Reports
                                        to Certificateholders; Certain Available
                                        Information"  herein and "Description of
                                        Certificates-Reports                  to
                                        Certificateholders" in the Prospectus.

Subordination; Allocation of Collateral
   Support Deficit..................    The rights of the holders of the Class B
                                        and  Class  C  Certificates  to  receive
                                        distributions   with   respect   to  the
                                        Mortgage  Loans will be  subordinate  to
                                        the rights of the  holders of the Senior
                                        Certificates,  and  the  rights  of  the
                                        holders of the Class C  Certificates  to
                                        receive  distributions  with  respect to
                                        the Mortgage  Loans will be  subordinate
                                        to  the  rights  of the  holders  of the
                                        Class B  Certificates,  in each  case to
                                        the extent  described  herein and in the
                                        Prospectus.    This   subordination   is
                                        intended  to enhance the  likelihood  of
                                        timely  receipt  by the  holders  of the
                                        Senior  Certificates  of the full amount
                                        of   all    Distributable    Certificate
                                        Interest  payable  in  respect  of  such
                                        Certificates on each Distribution  Date,
                                        and the ultimate receipt by such holders
                                        of  principal  in an amount equal to the
                                        entire aggregate  Certificate Balance of
                                        the Senior Certificates.  Similarly, but
                                        to a lesser degree,  this  subordination
                                        is  also   intended   to   enhance   the
                                        likelihood  of  timely  receipt  by  the
                                        holders of the Class B  Certificates  of
                                        the  full  amount  of all  Distributable
                                        Certificate  Interest payable in respect
                                        of    such    Certificates    on    each
                                        Distribution   Date,  and  the  ultimate
                                        receipt by such  holders of principal in
                                        an   amount    equal   to   the   entire
                                        Certificate   Balance  of  the  Class  B
                                        Certificates. Such subordination will be accomplished by the application of the Available Distribution Amount on each
                                        Distribution Date to distributions on the respective Classes of Certificates in the order described herein under "Description of the

[

                                        Certificates-Distributions-Priority". No
                                        other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

                                        Allocation  to the Senior  Certificates,
                                        for so long as they are outstanding,  of
                                        the   entire    Unscheduled    Principal
                                        Distribution     Amount     for     each
                                        Distribution    Date   will    generally
                                        accelerate  the   amortization  of  such
                                        Certificates   relative  to  the  actual
                                        amortization  of the Mortgage  Loans. To
                                        the extent that the Senior  Certificates
                                        are  amortized  faster than the Mortgage
                                        Loans, the percentage interest evidenced
                                        by the Senior  Certificates in the Trust
                                        Fund   will   be   decreased   (with   a
                                        corresponding  increase in the  interest
                                        in the Trust Fund evidenced by the Class
                                        B and  Class  C  Certificates),  thereby
                                        increasing, relative to their respective
                                        Certificate Balances,  the subordination
                                        afforded the Senior  Certificates by the
                                        Class  B  and   Class  C   Certificates.
                                        Following  retirement  of  the  Class  A
                                        Certificates,  allocation to the Class B
                                        Certificates,  for so long  as they  are
                                        outstanding,  of the entire  Unscheduled
                                        Principal  Distribution  Amount for each
                                        Distribution Date will provide a similar
                                        benefit to such Class of Certificates as
                                        regards   the    relative    amount   of
                                        subordination  afforded  thereto  by the
                                        Class C Certificates.

                                        As  a  result   of   losses   and  other
                                        shortfalls  experienced  with respect to
                                        the  Mortgage  Loans or  otherwise  with
                                        respect  to the Trust  Fund  (which  may
                                        include  shortfalls  arising  both  from
                                        interest  accrued on  Advances  and from
                                        Nonrecoverable  Advances), the aggregate
                                        Stated Principal Balance of the Mortgage
                                        Pool   expected   to   be    outstanding
                                        immediately  following any  Distribution
                                        Date  may be  less  than  the  aggregate
                                        Certificate  Balance of the Certificates
                                        immediately  following the distributions
                                        on such Distribution  Date. Such deficit
                                        (the "Collateral  Support Deficit") will
                                        be  allocated   first  to  the  Class  C
                                        Certificates,   then  to  the   Class  B
                                        Certificates  and  last  to the  Class A
                                        Certificates   (in  reduction  of  their
                                        Certificate  Balances),   in  each  case
                                        until the  related  Certificate  Balance
                                        has   been   reduced   to   zero.    See
                                        "Description   of  the   Certificates  -
                                        Subordination;  Allocation of Collateral
                                        Support Deficit" herein.

Optional Termination................    At its option,  on any Distribution Date
                                        on which the remaining  aggregate Stated
                                        Principal  Balance of the Mortgage  Pool
                                        is  less  than  5% of the  Initial  Pool
                                        Balance,  the  Master  Servicer  or  the
                                        Depositor   may   purchase  all  of  the
                                        Mortgage Loans and REO  Properties,  and
                                        thereby effect  termination of the Trust
                                        Fund and  early  retirement  of the then
                                        outstanding      Certificates.       See
                                        "Description            of           the
                                        Certificates-Termination;  Retirement of
                                        Certificates"    herein   and   in   the
                                        Prospectus.

Certain Federal Income
     Tax Consequences...............    An  election  will be made to treat  the
                                        Trust Fund as a REMIC for Federal income
                                        tax  purposes.  Upon the issuance of the
                                        Offered                    Certificates,
                                        _______________________,  counsel to the
                                        Depositor,   will  deliver  its  opinion
                                        generally to the effect  that,  assuming
                                        compliance  with all  provisions  of the
                                        Pooling  and  Servicing  Agreement,  for
                                        Federal  income tax purposes,  the Trust
                                        Fund  will  qualify  as  a  REMIC  under
                                        Sections  860A through 860G of the Code.
                                        For  Federal  income tax  purposes,  the
                                        Class   A,   Class   B   and   Class   C
                                        Certificates   will   be  the   "regular
                                        interests"
                                        in the  Trust  Fund,  and  the  Class  R
                                        Certificates will be the sole class of "residual interests" in the Trust Fund.

                                        Under the REMIC Regulations, the Class R
                                        Certificates  will  not be  regarded  as
                                        having  "significant value" for purposes
                                        of  applying   the  rules   relating  to
                                        "excess  inclusions."  In addition,  the
                                        Class  R  Certificates   may  constitute
                                        "noneconomic"   residual  interests  for
                                        purposes   of  the  REMIC   Regulations.
                                        Transfers  of the  Class R  Certificates
                                        will be restricted under the Pooling and
                                        Servicing  Agreement  to  United  States
                                        Persons in a manner  designed to prevent
                                        a  transfer  of a  noneconomic  residual
                                        interest  from being  disregarded  under
                                        the  REMIC  Regulations.   See  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual    Certificates"   herein   and
                                        "Certain      Federal     Income     Tax
                                        Consequences-REMICs-Taxation  of  Owners
                                        of  REMIC  Residual  Certificates-Excess
                                        Inclusions"  and   "-Noneconomic   REMIC
                                        Residual     Certificates"     in    the
                                        Prospectus.

                                        The  Class R  Certificateholders  may be
                                        required  to report an amount of taxable
                                        income  with  respect to the early years
                                        of   the   Trust    Fund's   term   that
                                        significantly  exceeds  distributions on
                                        the  Class R  Certificates  during  such
                                        years, with corresponding tax deductions
                                        or losses deferred until the later years
                                        of the Trust Fund's  term.  Accordingly,
                                        on  a  present  value  basis,   the  tax
                                        detriments   occurring  in  the  earlier
                                        years may  substantially  exceed the sum
                                        of any tax  benefits in the later years.
                                        As    a    result,     the    Class    R
                                        Certificateholders'  after-tax  rate  of
                                        return may be zero or negative, event if
                                        their   pre-tax   rate  of   return   is
                                        positive.

                                        See "Yield and Maturity Considerations,"
                                        especially       "-Additional      Yield
                                        Considerations  Applicable Solely to the
                                        Class  R  Certificates",   and  "Certain
                                        Federal Income Tax  Consequences-Special
                                        Tax  Considerations  Applicable to REMIC
                                        Residual Certificates" herein.

                                        For further  information  regarding  the
                                        Federal  income  tax   consequences   of
                                        investing  in the Offered  Certificates,
                                        see   "Certain    Federal   Income   Tax
                                        Consequences"    herein   and   in   the
                                        Prospectus.

Rating   ...........................    It is a condition of their issuance that
                                        the  Senior  Certificates  be rated  not
                                        lower than  "___",  and that the Class B
                                        Certificates  be rated  not  lower  than
                                        "___",    by     _______________________
                                        ([collectively,]       the       "Rating
                                        Agenc[ies]"). A security rating is not a
                                        recommendation  to  buy,  sell  or  hold
                                        securities   and  may  be   subject   to
                                        revision  or  withdrawal  at any time by
                                        the assigning  Rating Agency. A security
                                        rating does not address the frequency of
                                        prepayments  of Mortgage  Loans,  or the
                                        corresponding   effect   on   yield   to
                                        investors.  [The following disclosure is
                                        applicable    to    Stripped    Interest
                                        Certificates, when offered... A security
                                        rating does not address the frequency or
                                        likelihood   of   prepayments   (whether
                                        voluntary  or  involuntary)  of Mortgage
                                        Loans, or the possibility that, as a result of prepayments, investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]
                                        See "Rating" herein.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the Prospectus.

Legal Investment....................    [The Senior Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of SMMEA,  for so long as they
                                        are  rated  in one of  the  two  highest
                                        ratings   categories   by  one  or  more
                                        nationally recognized statistical rating
                                        organizations  and,  as such,  are legal
                                        investments for certain  entities to the
                                        extent    provided   in   SMMEA.    Such
                                        investments, however, will be subject to
                                        general    regulatory     considerations
                                        governing   investment  practices  under
                                        state  and  federal  law.  In  addition,
                                        institutions whose investment activities
                                        are  subject  to  review by  federal  or
                                        state  regulatory  authorities may be or
                                        may  become  subject  to   restrictions,
                                        which may be  retroactively  imposed  by
                                        such  regulatory  authorities,   on  the
                                        investment  by  such   institutions   in
                                        certain   forms  of   mortgage   related
                                        securities.  Furthermore, certain states
                                        have   recently   enacted    legislation
                                        overriding    the    legal    investment
                                        provisions of SMMEA.]

                                        [The  Class B  Certificates  will not be
                                        "mortgage related securities" within the
                                        meaning  of  SMMEA.  As  a  result,  the
                                        appropriate   characterization   of  the
                                        Class B Certificates under various legal
                                        investment  restrictions,  and  thus the
                                        ability  of  investors  subject to these
                                        restrictions  to  purchase  the  Class B
                                        Certificates,    may   be   subject   to
                                        significant               interpretative
                                        uncertainties.]

                                        Investors should consult their legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Underwriter has indicated its intention to make a secondary market in the Offered Certificates, but it is not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Limited Liquidity" in the Prospectus.

     Certain Yield Considerations. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will, in turn, depend on, among other things, (w) the Pass-Through Rate for such Certificate, (x) the rate and timing of principal payments (including principal prepayments) and other principal collections on or in respect of the Mortgage Loans and the extent to which such amounts are to be applied or otherwise result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificates belongs, (y) the rate, timing and severity of losses on or in respect of the Mortgage Loans and the extent to which such losses result in a reduction of the Certificate Balance [or Notional Amount] of the Class of Certificates to which such Certificate belongs, and (z) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocated in reduction of the Distributable Certificate Interest payable on the Class of Certificates to which such Certificate belongs. It is impossible to predict with certainty any of the factors described in the preceding sentence. Accordingly, investors may find it difficult to analyze the effect that such factors might have on the yield to maturity of any Class of Offered Certificates. [The yield to maturity of the Class S Certificates will be highly sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on or in respect of the Mortgage Loans, and investors in the Class S Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of amortization and prepayment of the related Notional Amount could result in the failure of such investors to recoup their initial investments.] See "Description of the Mortgage Pool", "Description of the Certificates--Distributions" and "--Subordination; Allocation of Collateral Support Deficit" and "Yield and Maturity Considerations" herein. See also "Yield and Maturity Considerations" in the Prospectus.

     Potential Liability to the Trust Fund Relating to a Materially Adverse Environmental Condition. [An environmental site assessment was performed at [each][all but ___] of the Mortgaged Properties during the _____ month period prior to the Cut-off Date. [Note any special environmental problems.] [Otherwise,] no such environmental assessment revealed any material adverse environmental condition or circumstance at any Mortgaged Property[, except for
(i) those cases in which the condition or circumstance was remediated or an escrow for such remediation has been established and (ii) those cases in which an operations and maintenance plan or periodic monitoring of nearby properties was recommended, which recommendations are consistent with industrywide practices].

     The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property securing a defaulted Mortgage Loan prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Risk of Liability Arising from Environmental
Conditions" and "Certain Legal Aspects of Mortgage Loans-Environmental Considerations" in the Prospectus.

     Exposure of the Mortgage Pool to Adverse Economic or other Developments Based on Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Increased Risk of Loss Associated With Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Increased Risk of Default Associated with Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Increased Risk of Default  Associated  with Balloon  Payments.  None of the
Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments" in the Prospectus.

     Extension Risk Associated With Modification of Mortgage Loans with Balloon Payments. In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     Risks Particular to Restaurant Properties. Repayment of a mortgage loan made on the security of a restaurant is dependent primarily on the success of the restaurant. Various factors may affect the economic viability of restaurants, including but not limited to competition from other restaurants; perceptions by prospective customers of the safety, convenience, services and attractiveness of the restaurant; the cost, quality and availability of food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance; and retroactive changes to building codes and other legal requirements. Additional factors that can affect the success of a restaurant that is part of a regionally or nationally-known chain of restaurants include actions and omissions of any franchisor (including management practices that adversely affect the nature of the business or that require the franchisee to expend sums for renovation, refurbishment or expansion); the ability of a franchisor to provide support in the way of advertising and arrangements with providers of products and services; and the bankruptcy or business discontinuation of any such franchisor.

     Risks Particular to Health Care-Related Facilities. Certain types of Health Care-Related Facilities (including nursing homes) typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Accordingly, there can be no assurance that payments under government reimbursement programs will be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under the Mortgage Loans secured thereby, could be adversely affected.

     Health Care-Related Facilities are generally subject to federal and state laws and licensing requirements that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Moreover, where licenses or other governmental approvals are necessary, such are generally personal to the operator of the facility. Accordingly, in the event of foreclosure of a defaulted Mortgage Loan, the purchaser at foreclosure would generally not be entitled to obtain governmental reimbursement payments relating to services furnished at the facility prior to foreclosure, and might be required to obtain new government operating licenses or approvals.

     Risks Particular to Retail Properties. In addition to risks generally associated with income producing real estate, mortgage loans secured by liens on retail properties can also be adversely affected by changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers), growth of alternative forms of retailing (such as direct mail and video shopping networks which need little or no retail space) and the public perception of the safety of customers at shopping centers. In addition, significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property.

     A retail property may also be adversely affected if a significant tenant ceases operations at such location (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

     Risks Particular to Office Properties. Mortgage loans secured by liens on office properties can be adversely affected by local competitive conditions, including the overall supply of office space and the existence of competitive buildings. For example, office buildings that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and unable to attract tenants. Similarly, a property will likely suffer if prospective tenants consider it less attractive, or less well-located, than nearby office properties. Accordingly, office properties generally require their owners to expend significant sums to pay for capital improvements and tenant improvements, as well as costs related to re-leasing space.

     Risks Particular to Multifamily Properties. In the case of multifamily lending in particular, adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Certain of the Mortgaged Properties may be subject to rent stabilization or rent control laws. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. Further, the cost of operating a multifamily property may increase, including the costs of utilities and the costs of required capital expenditures. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligation under its Mortgage Loan.

     Risks Relating to Lack of Certificateholder Control Over Trust Fund. Certificateholders generally do not have a right to vote, except with respect to required consents to certain amendments to the Pooling and Servicing Agreement. Furthermore, Certificateholders will generally not have the right to make decisions with respect to the administration of the Trust Fund. Such decisions are generally made, subject to the express terms of the Pooling and Servicing Agreement, by the Master Servicer, the Trustee, the Special Servicer or the REMIC Administrator, as applicable. Any decision made by one of those parties in respect of the Trust Fund, even if made in the best interests of the Certificateholders (as determined by such party in its good faith and reasonable judgment), may be contrary to the decision that would have been made by the holders of any particular Class of Offered Certificates and may negatively affect the interests of such holders.

     Yield Risk Associated With Changes in Concentrations. If and as payments in respect of principal (including any principal prepayments, liquidations and the principal portion of the repurchase prices of any Mortgage Loans repurchased due to breaches of representations) are received with respect to the Mortgage Loans, the remaining Mortgage Loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of Mortgagors and affiliated Mortgagors and geographic location. Because unscheduled collections of principal on the Mortgage Loans is payable on the Class A, Class B and Class C Certificates in sequential order, such Classes that have a lower sequential priority are relatively more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

     Subordination of Class B and Class C Certificates. As and to the extent described herein, the rights of the holders of the Class B and Class C Certificates to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of the holders of the Senior Certificates and also, in the case of the holders of the Class C Certificates, also to those of the holders of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Subordination; Allocation of Collateral Support Deficit" herein.

     Book-Entry Registration. The Class A Certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for DTC, and will not be registered in the names of the related holders of Certificates or their nominees. As a result, holders of Class A Certificates will not be recognized as "Certificateholders." Hence, those beneficial owners will be able to exercise the rights of holders of Certificates only indirectly through DTC and DTC Participants. See "Description of the Certificates-General" and "-Book-Entry Registration" herein and "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.


                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in real property (a "Mortgaged Property") operated as a restaurant, a Health Care-Related Facility, a retail property, an office building or a multifamily rental property. All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. The "Cut-off Date Balance" of any Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments due on or before such date, whether or not received.

     The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to the Purchase Agreement and will thereupon assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. See "-The Mortgage Loan Seller" herein and "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus. For purposes of the Prospectus, the Mortgage Loan Seller constitutes a "Mortgage Asset Seller".

     The Mortgage Loans were originated between 19__ and 19__. The Mortgage Loan Seller originated ____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. The ARM Loans bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the applicable value of the related Index, subject in ______ cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans are Fixed Rate Loans. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date. None of the ARM Loans provide for negative amortization.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans. Thus, each Mortgage Loan will have a Balloon Payment due at its stated maturity date, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

[Delinquent and Nonperforming Mortgage Loans]

     [Describe those delinquent and nonperforming Mortgage Loans, if any, included in the Trust Fund.]

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

                                      S-17

                                                Mortgage Rates as of the Cut-off Date

                                                       Number of                                Percent by
                                                       Mortgage       Aggregate Cut-off      Aggregate Cut-off
            Range of Mortgage Rates(%)                   Loans          Date Balance           Date Balance
            -------------------------                  ---------      -----------------      ------------------








                                                    --------------  -------------------   --------------------


   Total..........................................


                                                    ==============  ===================   ====================

Weighted Average
Mortgage Rate (All Mortgage Loans):
 ______% per annum
Weighted Average
Mortgage Rate (ARM Loans): ____% per annum
Weighted Average
Mortgage Rate (Fixed Rate Loans): _____% per annum




                         Gross Margins for the ARM Loans

                                                                                                Percent by
                                                        Number of      Aggregate Cut-off     Aggregate Cut-off
              Range of Gross Margins(%)                 ARM Loans        Date Balance          Date Balance
              -------------------------                 ---------      -----------------     -----------------





                                                     --------------   ------------------   -------------------
   Total............................................


                                                     ==============   ==================   ====================


Weighted Average
Gross Margin: ____%


                          Frequency of Adjustments to Mortgage Rates and Monthly Payments for the ARM Loans

                                                      Monthly
                                 Mortgage Rate        Payment         Number of                              Percent by
                                  Adjustment        Adjustment        Mortgage      Aggregate Cut-off     Aggregate Cut-off
                                   Frequency         Frequency          Loans         Date Balance          Date Balance
                                --------------      ----------        ---------     -----------------     -----------------





                                                                   --------------  ------------------   -------------------
      Total..................

                                                                   ==============  ==================   ===================





                                          Maximum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            -------------------------                 ---------      -----------------     ------------------





   Total..........................................


                                                   ==============   ==================   ===================


Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)


-----------------
(A) This  calculation  does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.




                                          Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
            Lifetime Mortgage Rates(%)                ARM Loans        Date Balance          Date Balance
            -------------------------                 ---------      -----------------     ------------------






   Total..........................................


                                                   ==============   ==================   ===================



Weighted Average Minimum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)


-----------------
(A) This calculation does not include the __________ ARM Loans without minimum lifetime Mortgage Rates.

                                           Maximum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Maximum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             -----------------------                  ---------      -----------------     ------------------






   Total..........................................


                                                   ==============   ==================   ===================


Weighted Average Maximum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)


-----------------
(A) This  calculation  does not include the __________ ARM Loans without maximum annual Mortgage Rates.




                                           Minimum Annual Mortgage Rates for the ARM Loans

                                                                                              Percent by
                 Range of Minimum                     Number of      Aggregate Cut-off     Aggregate Cut-off
             Annual Mortgage Rates(%)                 ARM Loans        Date Balance          Date Balance
             -----------------------                  ----------     ------------------    ------------------






   Total..........................................


                                                   ==============   ==================   ====================


Weighted Average Minimum Annual
Mortgage Rate (ARM Loans): _____% per annum (A)


-----------------
(A) This calculation does not include the __________ ARM Loans without minimum annual Mortgage Rates.

                                      S-20


                                                        Cut-off Date Balances

                                                         Number of                               Percent by
                    Cut-off Date                         Mortgage       Aggregate Cut-off     Aggregate Cut-off
                  Balance Range ($)                        Loans          Date Balance          Date Balance
                  -----------------                      ----------     -----------------     ------------------










                                                      --------------   ------------------   -------------------
Total...............................................


                                                      ==============   ==================   ===================


Average Cut-off Date
Balance (All Mortgage
Loans): $____________

Average Cut-off Date
Balance (ARM Loans): $____________

Average Cut-off Date
Balance (Fixed Rate Loans): $____________



                                                    Types of Mortgaged Properties

                                                                                                                      Percent by
                                                            Number of              Aggregate Cut-off Date          Aggregate Cut-off
                  Property Type                           Mortgage Loans                  Balance                    Date Balance
                  -------------                           --------------           ----------------------           -------------

Multifamily......................................
Retail...........................................
Office...........................................
Health Care-Related Facility.....................
Restaurant.......................................
[other property types]...........................

      Total......................................



                                         Geographic Distribution of the Mortgaged Properties



                                        Number of              Aggregate Cut-off        Percent by Aggregate    Weighted Average
            State                    Mortgage Loans              Date Balance           Cut-off Date Balance        DSC Ratio
            -----                    --------------             --------------          --------------------        ---------


        Total.................



                                            Original Term to Stated Maturity (in Months)

                                                  Number of                                       Percent by
               Range of Original                  Mortgage           Aggregate Cut-off         Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance              Date Balance
               -----------------                  ---------          -----------------         -----------------








                                               --------------   -------------------------   ---------------------
Total.........................................


                                               ==============   =========================   =====================



Weighted Average Original
Term to Stated Maturity
(All Mortgage Loans): ____ months

Weighted Average Original
Term to Stated Maturity
(ARM Loans): ____ months
Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): ____ months

                                      S-22


                                            Remaining Term to Stated Maturity (in Months)
                                                       as of the Cut-off Date

                                                  Number of                                      Percent by
              Range of Remaining                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
               Terms (in Months)                    Loans              Date Balance             Date Balance
              ------------------                  ---------          -----------------        ------------------








                                               --------------   -------------------------   -------------------
Total.........................................


                                               ==============   =========================   ===================


Weighted Average Remaining
Term to Stated Maturity
(All Mortgage Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months
Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months





                                                         Year of Origination

                                                  Number of                                      Percent by
                                                  Mortgage           Aggregate Cut-off        Aggregate Cut-off
                     Year                           Loans              Date Balance             Date Balance
                    -----                         ---------          -----------------        -----------------







                                               --------------   -------------------------   -------------------
Total.........................................


                                               ==============   =========================   ===================





                                                     Year of Scheduled Maturity

                                         Number of                                  Percent by
                                         Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Year                         Loans             Date Balance          Date Balance
             -----                       ----------        -----------------     -----------------









                                  ---------------------   ------------------   -------------------
   Total.........................


                                  =====================   ==================   ===================





   The following table sets forth a range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" set forth in the following table for any Mortgage Loan is the ratio of (i) Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by the most recent operating statement available to the Depositor to (ii) the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors or the related property managers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), representing __% of the Initial Pool Balance, operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                                                   Debt Service Coverage Ratios(A)

           Range of                 Number of                                        Percent by
         Debt Service               Mortgage            Aggregate Cut-off         Aggregate Cut-off
        Coverage Ratios               Loans               Date Balance              Date Balance
        ---------------             ---------           ------------------        ------------------






Not Calculated(B)..............  --------------   ---------------------------   -------------------
Total..........................


                                 ==============   ===========================   ===================


Weighted Average
Debt Service Coverage
Ratio (All Mortgage
Loans): _____x(C)
Weighted Average
Debt Service Coverage
Ratio (ARM Loans): _____x(D)

Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans): _____x(E)


-------------------

(A) The Debt Service Coverage Ratios are based on the most recently available operating statements obtained from the respective mortgagors or the related property managers.

(B) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(C) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(E) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

     The following tables set forth the range of LTV Ratios of the Mortgage Loans at origination and the Cut-off Date. An "LTV Ratio" for any Mortgage Loan, as of any date of determination, is a fraction, expressed as a percentage, the numerator of which is the original principal balance of such Mortgage Loan or the Cut-off Date Balance of such Mortgage Loan, as applicable, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because it is based on the value of a Mortgaged Property determined as of loan origination, the information set forth in the table below is not necessarily a reliable measure of the related borrower's current equity in each Mortgaged Property. In a declining real estate market, the fair market value of a Mortgaged Property could have decreased from the value determined at origination, and the current actual loan-to-value ratio of a Mortgage Loan may be higher than even its LTV Ratio at origination, notwithstanding taking into account amortization since origination.


                                                      LTV Ratios at Origination

                                           Number of                                 Percent by
         Range of Original                 Mortgage          Aggregate Cut-off    Aggregate Cut-off
           LTV Ratios(%)                     Loans             Date Balance         Date Balance
         -----------------                 ---------         -----------------    ------------------









                                    ---------------------   ------------------   ------------------
           Total...................


                                    =====================   ==================   ==================



Weighted Average Original
   LTV Ratio (All Mortgage
   Loans):  _____%

Weighted Average Original
   LTV Ratio (ARM Loans):
   -----%

Weighted Average Original
   LTV Ratio (Fixed Rate
   Loans):  _____%





                                                     LTV Ratios at Cut-off Date

                                           Number of                                 Percent by
      Range of LTV Ratios(%)               Mortgage          Aggregate Cut-off    Aggregate Cut-off
        as of Cut-off Date                   Loans             Date Balance         Date Balance
      ---------------------                ---------         -----------------    -----------------









                                    ---------------------   ------------------   ------------------
           Total...................


                                    =====================   ==================   ==================


Weighted Average LTV
   Ratio as of Cut-off Date
   (All Mortgage Loans):
   -----%

Weighted Average LTV
   Ratio as of Cut-off Date
   (ARM Loans):  _____%
Weighted Average LTV
   Ratio as of Cut-off Date
   (Fixed Rate Loans):
   -----%



                                      S-27

                                                           Occupancy Rates

                                                       Number of                                  Percent by
                   Range of                            Mortgage          Aggregate Cut-off     Aggregate Cut-off
              Occupancy Rates(A)                         Loans             Date Balance          Date Balance
              ------------------                       ---------         -----------------     -----------------







                                                 ---------------------  ------------------   -------------------
      Total....................................


                                                 =====================  ==================   ===================




Weighted Average Occupancy Rate (All
   Mortgage Loans)(A):  _____%

Weighted Average Occupancy Rate
   (ARM Loans)(A):  _____%

Weighted Average Occupancy Rate
   (Fixed Rate Loans)(A):  _____%


----------
(A) Physical occupancy rates calculated based on rent rolls provided by the respective Mortgagors or related property managers as of a date no more than ___ months prior to the Cut-off Date.



                                      Prepayment Restrictions in Effect as of the Cut-off Date

                                          % by     Cum.                           Weighted Averages
                                                           -----------------------------------------------------------------------
                            Aggregate   Aggregate   % of                                                              Indicative
                             Cut-off    Cut-off    Initial               Stated      Remaining                          Cut-off
 Prepayment       Number      Date        Date      Pool     Mortgage   Remaining     Amort.                Implied      Date
Restrictions     of Loans    Balance     Balance   Balance     Rate     Term (Mo.)   Term (Mo.)   DSCR       DSCR         LTV
------------     --------  ----------  ----------  -------   --------  -----------  -----------   ----      ------     ------




Locked Out (A)
Yield Maintenance (B)
Declining Percentage Premium
____% Premium
____% Premium
No Prepayment Restrictions
TOTALS


------------------
(A) The weighted average term to the expiration of the lock-out periods is ___ years. _____ of the Mortgage Loans within their lock-out periods are subject to declining percentage Prepayment Premiums after the expiration of their lock-out periods; the remaining Mortgage Loans are subject to a yield maintenance-type Prepayment Premium following such expiration.

(B) All Mortgage Loans subject to yield maintenance-type Prepayment Premiums remain subject to payment of the Prepayment Premium until at least ___ months prior to maturity.

     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds-Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans".

     [Delinquencies. As of the Cut-off Date, [no] Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment.]

The Mortgage Loan Seller

     General. [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in 19___ under the laws of
__________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________
constitutes multifamily mortgage loans.]

     The information set forth herein concerning the Mortgage Loan Seller and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Representations and Warranties; Repurchases

     In the Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

     [Specify significant representations and warranties.]

     If the Mortgage Loan Seller has been notified of a material breach of any of the foregoing representations and warranties as described in the Prospectus and if the Mortgage Loan Seller cannot cure such breach within a period of 90 days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, and
(iii) certain servicing expenses that are reimbursable to the Master Servicer and the Special Servicer.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and none of the Depositor, the Master Servicer or any of their affiliates [(other than the Mortgage Loan Seller)] will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention prior to the Closing Date that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

     Each of the Master Servicer and the Special Servicer will be required to service and administer the Mortgage Loans for which it is responsible, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof, may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (iii) the Master Servicer's or the Special Servicer's, as the case may be, obligation to make advances, whether in respect of delinquent payments of principal and/or interest or to cover certain servicing expenses; and (iv) the Master Servicer's or the Special Servicer's, as the case may be, right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Except as otherwise described under "-Inspections; Collection of Operating Information" below, the Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. With respect to any Mortgage Loan (i) which has a Balloon Payment which is past due or any other payment which is more than [60] days past due, (ii) as to which the borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency proceeding, or the borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of [60] days, (iii) as to which the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property, or (iv) as to which, in the judgment of the Master Servicer, a payment default has occurred or is imminent and is not likely to be cured by the borrower within [60] days, and prior to acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan. If the related Mortgaged Property is acquired in respect of any such Mortgage Loan (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. The
Mortgage Loans serviced by the Special Servicer are referred to herein as the "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute the "Specially Serviced Mortgage Assets". The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement.

     If any Specially Serviced Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for at least [90] days, the Special Servicer will return servicing of such Mortgage Loan to the Master Servicer.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Pooling and Servicing Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans.

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
____________________________.

     [If and to the extent available and relevant to an investment decision: The following table sets forth the historical prepayment information with respect to the Master Servicer's multifamily and commercial mortgage loan servicing portfolio:

Prepayment Experience of Master Servicer's Multifamily and Commercial Mortgage Loan Servicing Portfolio

     [Table to include relevant information regarding the size of the Master Servicer's multifamily and commercial mortgage loan servicing portfolio (by number and/or balance) and the portion of such loans that was subject to prepayment.]]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

The Special Servicer

     [_______________________________,    a   ____________________,    will   be
responsible for the servicing and administration of the Specially Serviced Mortgage Assets. As of December 31, 19___, the Special Servicer had a total mortgage loan servicing portfolio of approximately $____________, of which approximately $_____________ represented multifamily mortgage loans.

     The  Special  Servicer  has ___ offices in ___ states with a total staff of
____   employees.    Its   principal    executive   offices   are   located   at
_________________________.]

     The information set forth herein concerning the Special Servicer has been provided by the Special Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ____% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. [As additional servicing compensation, the Master Servicer will be entitled to retain all Prepayment Premiums, assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in Permitted Investments, and the Master Servicer will be entitled to retain any interest or other income earned on such funds.]

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will consist of the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and the Workout Fee. Like the Master Servicing Fee, the "Special Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to _____% per annum, in the case of Mortgage Loans other than Specially Serviced Mortgage Loans, and ___% per annum, in the case of Specially Serviced Mortgage Loans, and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. The "Workout Fee" will equal a specified percentage (varying from ____% to ____% (the "Workout Fee Rate") depending on the related unpaid principal balance) of, and will be payable from, all collections and proceeds received in respect of principal of each Mortgage Loan which is or has been a Specially Serviced Mortgage Loan (including those for which servicing has been returned to the Master Servicer); provided that, in the case of Liquidation Proceeds, the otherwise fixed Workout Fee Rate will be proportionately reduced to reflect the extent to which, if at all, the principal portion of such Liquidation Proceeds is less than the unpaid principal balance of the related Mortgage Loan immediately prior to the receipt thereof. As additional servicing compensation, the Special Servicer will be entitled to retain all assumption and modification fees received on Mortgage Loans serviced thereby.

     Although the Master Servicer and Special Servicer are each required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer or the Special Servicer, as the case may be, with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period (as defined herein) on a date that is prior to its Due Date in such Due Period, a Prepayment Interest Shortfall may result. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment may exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-Advances", the Master Servicer will be entitled to receive interest on Advances, and the Master Servicer and the Special Servicer will be entitled to receive interest on reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain of such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution
to        Certificateholders).        See        "Description       of       the
Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer or the Special Servicer may, consistent with its normal servicing practices, agree to modify, waive or amend any term of any Mortgage Loan, without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

          (a) with limited exception, the Master Servicer and the Special Servicer may not agree to any modification, waiver or amendment that will
     (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; unless, in any such case, in the Master Servicer's or the Special Servicer's judgment, as the case may be, a material default on the Mortgage Loan has occurred or a payment default is reasonably foreseeable, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

          (b)  [describe  additional   limitations  to  permitted   modification
     standards]

     The Master Servicer and the Special Servicer will notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Inspections; Collection of Operating Information

     The Special Servicer will perform physical inspections of each Mortgaged Property at such times and in such manner as are consistent with the Special Servicer's normal servicing procedures, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Special Servicer will prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Special Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off
Date); (ii) any REO Property; (iii) such funds or assets as from time to time are deposited in the Certificate Account; (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of the following four Classes: (i) the Class A Certificates and the Class R Certificates (collectively, the "Senior Certificates"); (ii) the Class B Certificates; and (iii) the Class C Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of $100.

The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the Certificate Balance of each Class of Certificates will be reduced by any distributions of principal actually made on, and any Collateral Support Deficit actually allocated to, such Class of Certificates on such Distribution Date.

     Only the Senior Certificates and the Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C Certificates have not been registered under the Securities Act of 1933 and are not offered hereby.

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its DTC Participants in denominations of $25,000 and integral multiples of $1 in excess thereof. The Class B Certificates will be issued in fully registered, certificated form in denominations of $100,000 and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class. The Class R Certificates will be issued in registered, certificated form in minimum denominations of 20% Percentage Interest in such Class. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except as set forth below under "-Book-Entry Registration of the Class A Certificates-Definitive Class A Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through DTC Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its DTC Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its DTC Participants. Subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), the Class B and Class R Certificates may be transferred or exchanged at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Book-Entry Registration of the Class A Certificates

     General. The Class A Certificates will be registered as one or more global Certificates held by Cede & Co., as nominee of DTC. Beneficial interests in such Certificates will be held by investors through the book-entry facilities of DTC. Except as described below, no Class A Certificate Owner will be entitled to receive a physical certificate representing its beneficial interest in such Certificates (a "Definitive Class A Certificate").

     Beneficial ownership of a Class A Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the related Class A Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Class A Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the related Class A Certificate Owner's Financial Intermediary is not a DTC Participant). Therefore, the related Class A Certificate Owner must rely on the foregoing procedures to evidence its beneficial ownership of a Class A Certificate. Beneficial ownership of a Class A Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and DTC Participants. Arrangements may be made for clearance and settlement through the Euroclear System and CEDEL, S.A., if they are DTC Participants.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Class A Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Class A Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Class A
Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Class A Certificate Owners that it represents.

     Under a book-entry format, Class A Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to DTC. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Class A Certificate Owner to pledge to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Class A Certificates, may be limited due to the lack of physical certificates for such Class A Certificates. In addition, issuance of the Class A Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     DTC has advised the Depositor and the Trustee that, unless and until Definitive Class A Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose depository accounts the Class A Certificates are credited. DTC may take conflicting actions with respect to other Class A Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Class A Certificates.

     Definitive Class A Certificates. Definitive Class A Certificates will be issued to Class A Certificate Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the last paragraph under "Description of the Certificates-Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, DTC Participants who have ownership of Class A Certificates as indicated on the records of DTC of the availability of Definitive Class A Certificates. Upon surrender by DTC of the definitive certificates representing the Class A Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the Class A Certificates as Definitive Class A Certificates issued in the respective principal amounts owned by individual Class A Certificate Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Class A Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For additional information regarding DTC and Certificates maintained on the book-entry records thereof, see "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the [Trustee], to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Trustee] with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

          (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

               (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

               (ii) all principal prepayments (together with related payments of interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

               (iii) all amounts in the Certificate Account that are due or reimbursable to any person other than the Certificateholders; and

     (b) all Advances made by the Master Servicer with respect to such Distribution Date. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the [second] day of the month preceding the month in which such Distribution Date occurs and ends on the [first] day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the [15th] day of the month in which such Distribution Date occurs or, if any such [15th] day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Certificate Balances of the Offered Certificates have not been reduced to zero, the [Trustee] will (except as otherwise described under "-Termination; Retirement of Certificates" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

     (1)  to   distributions   of   interest   to  the  holders  of  the  Senior
          Certificates, pro rata among the respective Classes thereof, in an amount equal to all Distributable Certificate Interest in respect of the Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (2) to distributions of principal to the holders of the Senior Certificates in an amount equal to the sum of (a) the product of (i) the Senior Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the aggregate Certificate Balance of the Senior Certificates to zero);

     (3) to distributions to the holders of the Class A Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A Certificates, but not previously reimbursed, have been reimbursed in full;

     (4)  to   distributions   of  interest  to  the  holders  of  the  Class  B
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Certificate Balances of the Senior Certificates have been reduced to zero, then to the extent not distributed in reduction of such Certificate Balances on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

     (6) to distributions to the holders of the Class B Certificates , until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

     (7)  to   distributions   of  interest  to  the  holders  of  the  Class  C
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

     (8) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

     (9) to distributions to the holders of the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full; and

     (10) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     The distributions of principal to the holders of the Senior Certificates as described in clause (2) above will be paid first to the holders of the Class R Certificates until the Certificate Balance of such Certificates is reduced to zero, and then to the holders of the Class A Certificates. Accordingly, it is expected that the Certificate Balance of the Class R Certificates would be reduced to zero on the initial Distribution Date and that no other distributions of interest or principal would thereafter be made on the Class R Certificates except pursuant to subparagraph (10) immediately above.

     Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     Pass-Through Rates. The Pass-Through Rate applicable to each Class of Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for each Class of Certificates will equal the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Pass-Through Rate for any Class of Certificates and any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis", which is the basis of accrual for interest on the Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 30/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 30/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage
Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Certificates for each Distribution Date is equal to one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by
(b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the Accrued Certificate Interest in respect of all the Classes of Certificates for such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments [, net of any related Workout Fees payable therefrom to the Special Servicer], due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period [, net of any related Workout Fees payable therefrom to the Special Servicer]; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master
Servicer  as  recoveries  of  previously  unadvanced  principal  of the  related
Mortgage Loan [, net of any related Workout Fees payable therefrom to the Special Servicer].

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class or Classes of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance(s) of such Class(es) of Certificates, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders subject to the Special Servicer's right to receive any Workout Fee with respect to such Mortgage Loan. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date that is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus. If any Mortgage Loan is paid in full or such Mortgage Loan (or any Mortgaged Property acquired in respect thereof) is otherwise liquidated, then, as of the first Distribution Date that follows the end of the Due Period in which such payment in full or liquidation occurred, and notwithstanding that a loss may have occurred in connection with any such liquidation, the Stated Principal Balance of such Mortgage Loan shall be zero.

     For purposes of calculating distributions on, and allocations of Collateral Support Deficit to, the Certificates, as well as for purposes of calculating the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer or the Special Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, be deemed to equal one month's interest thereon at the applicable Mortgage Rate.

Subordination; Allocation of Collateral Support Deficit

     The rights of holders of the Class B Certificates and the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates; and the rights of holders of the Class C Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class B Certificates. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire aggregate Certificate Balance of the Senior Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Senior Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of such Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Class B and Class C Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Senior Certificates by the Class B and Class C Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Class C Certificates.

     On each Distribution Date, immediately following the distributions to be made to the Certificateholders on such date, the [Trustee] is to calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Pool expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the REMIC Regular Certificates (any such deficit, "Collateral Support Deficit"). The [Trustee] will be required to allocate any such Collateral Support Deficit among the respective Classes of Certificates as follows: first, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and last, to the Class A Certificates, until the remaining Certificate Balance of such Class of Certificates has been reduced to zero. Any allocation of Collateral Support Deficit to a Class of Certificates will be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of REMIC Regular Certificates will be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. In general, Collateral Support Deficit will result from the occurrence of: (i) losses and other shortfalls on or in respect of the Mortgage Loans, including as a result of defaults and delinquencies thereon, Nonrecoverable Advances made in respect thereof and the payment to the Master Servicer of interest on Advances and certain servicing expenses; and (ii) certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee as described under "Description of the Pooling Agreements - Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer and the Depositor as described under "Description of the Pooling Agreements - Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus and certain federal, state and local taxes, and certain tax-related expenses, payable out of the Trust Fund as described under "Certain Federal Income Tax Consequences - REMICs - Prohibited Transactions Tax and Other Taxes " in the Prospectus. Accordingly, the allocation of Collateral Support Deficit as described above will constitute an allocation of losses and other shortfalls experienced by the Trust Fund.

Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, an "Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to one month's interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make Advances in respect of any Mortgage Loan or REO

Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable Advance"), and the Master Servicer will be entitled to recover any Advance that it so determines to be a Nonrecoverable Advance out of general funds on deposit in the Certificate Account. Nonrecoverable Advances will represent a portion of the
losses  to  be  borne  by  the  Certificateholders.   See  "Description  of  the
Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     In connection with its recovery of any Advance or reimbursable servicing expense, each of the Master Servicer and the Special Servicer will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at ____% per annum (the "Reimbursement Rate") accrued on the amount of such Advance or expense from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Class C Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and Class C
Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Senior Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's and/or Special Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Reimbursement Rate.]

     Each Distribution Date Statement delivered by the Trustee to the Certificateholders will contain information relating to the amounts of Advances made with respect to the related Distribution Date. See "Description of the Certificates-Reports to Certificateholders; Certain Available Information" herein and "Description of Certificates-Reports to Certificateholders" in the Prospectus.

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates-Reports to Certificateholders" in the Prospectus.

     The Pooling and Servicing Agreement requires that the [Trustee] make available at its offices primarily responsible for [administration of the Trust Fund], during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items:
(a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, (f) the most recent annual operating statements, if any, collected by or on behalf of the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property, and (g) any and all modifications, waivers and amendments of the terms of a

Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee. Copies of any and all of the foregoing items will be available from the [Trustee] upon request; however, the [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and DTC Participants. Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Financial Intermediaries and Class A Certificate Owners, and by Financial Intermediaries to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee, the Depositor, the REMIC Administrator and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the voting rights for the series offered hereby (the "Voting Rights") shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

Termination; Retirement of Certificates

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer or the Depositor of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans (exclusive of REO Loans) then included in the Trust Fund and (ii) the aggregate fair market value of all REO Properties then included in the Trust Fund (which fair market value for any REO Property may be less than the Purchase Price for the corresponding REO Loan), as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer or the Depositor to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 5% of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer or the Depositor, as the case may be, for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied generally as described above under "-Distributions-Priority", except that the distributions of principal described thereunder will, in the case of each Class of
Certificates, be made, subject to available funds, in an amount equal to the related Certificate Balance then outstanding.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.


                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to each Class of Offered Certificates for any Distribution Date will equal the weighted average of the applicable Effective Net Mortgage Rates. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the
Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Certificate could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal is made on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on such investor's Offered Certificates occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. As more
fully      described       herein      under       "Description      of      the
Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental properties, food services, retail shopping space, office space or beds in a Health Care-Related Facility, as the case may be, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" herein and "Risk Factors" and "Yield and Maturity Considerations-Yield and Prepayment Considerations" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected, which may be in the form of scheduled amortization, voluntary prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those levels of CPR. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the levels of CPR shown or at any other prepayment rate.]

     The following tables indicate the percentage of the initial Certificate Balance of each of the Class A Certificates and the Class B Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans, in each case prior to any prepayment of the loan, will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 30/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) any principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective levels of CPR set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and neither the Master Servicer nor the Depositor will exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, the Class A Certificates or the Class B Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay. Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                       0%         %       %      %       %
----                                       --        --      --     --      --
Delivery Date............................. 100.0    100.0   100.0   100.0  100.0
_________ 25, 1997........................
_________ 25, 1998........................
_________ 25, 1999........................
_________ 25, 2000........................
_________ 25, 2001........................
_________ 25, 2002........................
_________ 25, 2003........................
_________ 25, 2004........................
_________ 25, 2005........................
Weighted Average Life (years)(A)..........


----

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:


Date                                       0%         %       %      %       %
----                                       --        --      --     --      --
Delivery Date............................. 100.0    100.0   100.0   100.0  100.0
_________ 25, 1997........................
_________ 25, 1998........................
_________ 25, 1999........................
_________ 25, 2000........................
_________ 25, 2001........................
_________ 25, 2002........................
_________ 25, 2003........................
_________ 25, 2004........................
_________ 25, 2005........................
Weighted Average Life (years)(A)..........




[NY01:238039.2]  17629-00005  11/15/96 1:03pm

--------------------

(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

[The following disclosure is applicable to Stripped Interest Certificates, when offered...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class S Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments of interest on the Class S Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in the third paragraph under the heading "--Weighted Average Life" above, including the assumptions regarding the characteristics and performance of the Mortgage Loans which differ from the actual characteristics and performance thereof and assuming the aggregate purchase price set forth below. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Class S Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

              Pre-Tax Yield to Maturity of the Class S Certificates
                              at the Following CPRs

Assumed Purchase Price      0%         %         %         %        %         %
----------------------      --        --        --        --       --        --
$________________........  ____%    ____%      ____%     ____%   ____%     ____%



     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates, and thus do not reflect the return on any investment in the Class S Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class S Certificates is likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated CPRs over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class S Certificates will conform to the yields described herein. Investors are urged to make their investment decisions based on the determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class S Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.]

Additional Yield Considerations Applicable Solely to the Class R Certificates

     The Class R Certificateholders' after-tax rate of return on the Class R Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Class R Certificates. Holders of Class R Certificates may have tax liabilities with respect to their Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Class R Certificates may have tax liabilities with respect to their Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Class R
Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Class R Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

     The Class R Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Class R Certificates on after-tax rates of return on such Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver the following opinion: [Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code"), and (i) the Class A, Class B and Class C Certificates will evidence "regular interests" in such REMIC and (ii) the Class R Certificates will be the sole class of "residual interests" in such REMIC, each within the meaning of the REMIC Provisions in effect on the date hereof.] [Assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will be classified as a grantor trust under Subpart E, part I of subchapter J of the Code, and not as an association taxable as a corporation or as a partnership.]

     The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" in the Prospectus.

     The ___________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of
Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code, assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860(A)(3) of the Code. See "Certain Federal Income Tax Consequences-REMICs-Characterization of Investments in REMIC Certificates" in the Prospectus.

     ________________________,    a   _______________,   will   act   as   REMIC
Administrator for the Trust Fund. [The Master Servicer will be responsible for the fees and normal disbursements of the REMIC Administrator.] See "Certain Federal Income Tax Consequences-REMICs-Reporting and Other Administrative Matters" and "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor", "-Events of Default" and "-Rights Upon Event of Default" in the Prospectus.

     For further  information  regarding the Federal income tax  consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences-REMICs" in the Prospectus.

Special Tax Considerations Applicable to REMIC Residual Certificates

     The IRS has issued REMIC Regulations that significantly affect holders of REMIC Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Class R Certificates. In addition, the REMIC Regulations provide special rules applicable to: (i) thrift institutions holding residual interests having "significant value" and (ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Class R Certificates may not be transferred to non-United States persons. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

     The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC
Regulations, the Class R Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Class R Certificates, which will be in an amount equal to all or virtually all of the taxable income includable by holders of the Class R Certificates. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions" in the Prospectus.

     The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, if "a significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Class R Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, if a significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Class R Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Class R Certificates. All transfers of the Class R Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Class R Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Noneconomic REMIC Residual Certificates" in the Prospectus.

     The Class R Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the term of the Trust Fund that significantly exceeds the amount of cash distributions received by such Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Class R Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Fund's term as a result of their ownership of the Class R Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Class R Certificate (or possibly later under the "wash sale" rules of Section

1091 of the Code) may cause the Class R Certificateholders' after-tax rate of return to be zero or negative even if the Class R Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Class R Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on the Class R Certificates over their life.

     Potential investors in Class R Certificates should be aware that under the Pooling and Servicing Agreement, the holder of the largest Percentage Interest in the Class R Certificates shall, by its acceptance of such Certificates, agree to irrevocably appoint the Master Servicer as its agent to perform all of the duties of the tax matters person for the REMIC.

     Purchasers of the Class R Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Certificates.

     For further information regarding the federal income tax consequences of investing in the Class R Certificates, see "Yield and Maturity Considerations-Additional Yield Considerations Applicable Solely to the Class R Certificates" herein and "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates" in the Prospectus.


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an Underwriting Agreement, dated _____________, 199_ (the "Underwriting Agreement"), ______________________
(the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter each class of the Offered Certificates. It is expected that delivery of the Class A Certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Class B and Class R Certificates will be made at the offices of the Underwriter, _____________________, on or about _____________, 199_ against payment therefor in immediately available funds.

     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of its Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

     The distribution of the Offered Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately ____% of the aggregate Certificate Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with such Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

     There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of ongoing information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the  status  of the  applicable  form  of  credit  enhancement.  Except  as described herein under "Description of the Certificates--Reports to Certificateholders; Certain Available Information", there can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates with respect to which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]


                                  LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Underwriter by ________________. Certain federal income tax matters and other matters will be passed upon for the Depositor by Thacher Proffitt & Wood.


                                     RATING

     It is a condition to issuance that the Senior Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
____________________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates, when offered... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by
___________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.


                                LEGAL INVESTMENT

     [As long as the Senior Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Senior Certificates will constitute "mortgage related securities" within the meaning of SMMEA, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under

SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.]

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     The Depositor makes no representation as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.


                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA, or Section 4975 of the Code (each, a "Plan") should review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to [Underwriter] an individual prohibited transaction exemption, Prohibited Transaction Exemption _____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) [Underwriter], (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with [Underwriter], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________________________. As of the Delivery
Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, a Sub-Servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

     Because the characteristics of the Class B Certificates [and the Class R Certificates] do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result, no transfer of a Class B Certificate [or Class R Certificate] or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Special Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer t buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time o since the date of this Prospectus Supplement or the Prospectus.

                        TABLE OF CONTENTS



                                                           Page
                      Prospectus Supplement
Summary................................................
Risk Factors...........................................
Description of the Mortgage Pool.......................
Servicing of the Mortgage Loans........................
Description of the Certificates........................
Yield and Maturity Considerations......................
Certain Federal Income Tax Consequences................
Method of Distribution.................................
Legal Matters..........................................
Rating.................................................
Legal Investment.......................................
ERISA Considerations...................................
Index of Principal Definitions.........................
                           Prospectus
Prospectus Supplement..................................
Available Information..................................
Incorporation of Certain Information by Reference......
Summary of Prospectus..................................
Risk Factors...........................................
Description of the Trust Funds.........................
Yield and Maturity Considerations......................
The Depositor..........................................
Description of the Certificates........................
Description of the Pooling Agreements..................
Description of Credit Support..........................
Certain Legal Aspects of Mortgage Loans................
Certain Federal Income Tax Consequences................
State Tax and Other Considerations.....................
ERISA Considerations...................................
Legal Investment.......................................
Use of Proceeds........................................
Method of Distribution.................................
Legal Matters..........................................
Financial Information..................................
Rating.................................................
Index of Principal Definitions.........................




                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                   CORPORATION




                                  $___________


                              Mortgage Pass-Through
                                  Certificates
                                  Series 199_-_

                 Class A Certificates Variable Rate $___________
                 Class B Certificates Variable Rate $___________
                 Class R Certificates Variable Rate $ 100



                                   -----------

                              PROSPECTUS SUPPLEMENT

                                   -----------




                                  [UNDERWRITER]




                             Dated __________, 199_

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                         INDEX OF PRINCIPAL DEFINITIONS

30/360 basis      .........................................................S-38
Accrued Certificate Interest...............................................S-38
Advance           ....................................................S-6, S-40
ARM Loans         ..........................................................S-2
Available Distribution Amount..............................................S-36
Balloon Payment   ..........................................................S-3
CEDEL             .........................................................S-14
Certificate Balance..........................................................ii
Certificate Registrar......................................................S-34
Certificates      ............................................................i
Class             ............................................................i
Class A Certificate Owner...................................................S-1
Class B Available Distribution Amount.......................................S-5
Class S Certificates........................................................iii
Collateral Support Deficit............................................S-8, S-40
Constant Prepayment Rate...................................................S-45
CPR               .........................................................S-45
Cut-off Date      ...........................................................ii
Cut-off Date Balance.......................................................S-14
Debt Service Coverage Ratio................................................S-24
Definitive Class A Certificate........................................S-1, S-34
Delivery Date     ...........................................................ii
Depositor         ..........................................................S-1
Determination Date.........................................................S-36
Distributable Certificate Interest.........................................S-38
Distributable Principal....................................................S-38
Distribution Date .....................................................ii, S-35
Distribution Date Statement................................................S-41
Due Date          ..........................................................S-2
Due Period        .........................................................S-36
Effective Net Mortgage Rate................................................S-38
ERISA             .........................................................S-10
ERISA Considerations.......................................................S-52
Euroclear         .........................................................S-14
Financial Intermediary.....................................................S-34
Fixed Rate Loans  ..........................................................S-3
Form 8-K          .........................................................S-29
Gross Margin      ..........................................................S-2
Index             ..........................................................S-2
Initial Pool Balance.........................................................ii
Interest Rate Adjustment Date...............................................S-2
LTV Ratio         .........................................................S-25
Master Servicer   ..........................................................S-1
Master Servicing Fee.......................................................S-31
Monthly Payments  ..........................................................S-2
Mortgage          .........................................................S-14
Mortgage Loan Seller........................................................S-1
Mortgage Loans    ...........................................................ii
Mortgage Note     .........................................................S-14
Mortgage Pool     ...........................................................ii
Mortgage Rate     ..........................................................S-2
Mortgaged Property....................................................S-2, S-14
Net Aggregate Prepayment Interest Shortfall................................S-38
Net Mortgage Rate ..........................................................S-4
Net Operating Income.......................................................S-24
Nonrecoverable Advance.....................................................S-41
Offered Certificates....................................................i, S-34
Ownership Percentage.......................................................S-39
Pass-Through Rate ...........................................................ii
Payment Adjustment Date.....................................................S-3
Percentage Interest........................................................S-34
Plan              .........................................................S-52
Pooling and Servicing Agreement.............................................S-3
Prepayment Interest Excess.................................................S-32
Prepayment Premiums........................................................S-15
Purchase Agreement..........................................................S-2
Purchase Price    .........................................................S-28
Reimbursement Rate.........................................................S-41
Related Proceeds  .........................................................S-41
REMIC Administrator.........................................................S-1
REMIC Regular Certificates...................................................ii
REO Loan          .........................................................S-39
REO Property      ...................................................S-30, S-33
Senior Certificates.....................................................i, S-33
Servicing Fees    .........................................................S-31
Special Servicer  ..........................................................S-1
Special Servicing Fee......................................................S-31
Specially Serviced Mortgage Assets.........................................S-30
Specially Serviced Mortgage Loans..........................................S-30
Stated Principal Balance...................................................S-39
Trust Fund        ...........................................................ii
Trustee           ..........................................................S-1
Underwriter       ......................................................i, S-50
Underwriting Agreement.....................................................S-50
Voting Rights     .........................................................S-42
Workout Fee       .........................................................S-31

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED ________, 199_

                                                      [Version 1 - General Base]

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                       Mortgage Pass-Through Certificates

     The mortgage pass-through certificates offered hereby (the "Offered Certificates") and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") to be formed by Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") and including a segregated pool (a "Mortgage Asset Pool") of various types of multifamily and commercial mortgage loans ("Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). The Mortgage Loans in (and the mortgage loans underlying the MBS in) any Trust Fund will be secured by first or junior liens on, or security interests in, one or more of the following types of real property: (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units and mobile home parks; and (ii) commercial properties consisting of office buildings, retail shopping facilities, hotels and motels, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, restaurants, mixed use properties (that is, any combination of the foregoing), and unimproved land. However, neither restaurants nor health care-related facilities will represent security for a material concentration of the Mortgage Loans in (or the mortgage loans underlying the MBS in) any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets. See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

         The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination; Retirement of the Certificates".
                                                  (cover continued on next page)
                                    --------

PROCEEDS  OF THE ASSETS IN THE  RELATED  TRUST  FUND WILL BE THE SOLE  SOURCE OF
PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE ASSETS WILL BE GUARANTEED OR INSURED BY THE DEPOSITOR OR ANY OF ITS AFFILIATES OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                    --------

     Prospective investors should review the information appearing on page 8 herein under the caption "Risk Factors" and such information as may be set forth under the caption "Risk Factors" in the related Prospectus Supplement before purchasing any Offered Certificate.

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" and in the related Prospectus Supplement.

     There will be no secondary market for the Offered Certificates of any series prior to the offering thereof. There can be no assurance that a secondary market for any Offered Certificates will develop or, if it does develop,

                                      (ii)

that it will continue. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

                                    --------
                   The date of this Prospectus is ______, 199_

                                      (iii)

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;
(iv) are entitled to distributions of interest, with disproportionate, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or
(vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (each, a "REMIC") for federal income tax purposes. If applicable, the Prospectus Supplement for a series of Certificates will specify which class or classes of such series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC. See "Certain Federal Income Tax Consequences".

     An Index of Principal Definitions is included at the end of this Prospectus specifying the location of definitions of important or frequently used defined terms.

                                      (iv)

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount, if any, of each such class, the rate at which interest accrues from time to time, if at all, with respect to each such class or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount, if any, or on a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets, including the Mortgage Assets, constituting the related Trust Fund (all such assets, with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person (the "REMIC Administrator") responsible for the various tax-related duties in respect of each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the Trustee (as defined herein) of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the Master Servicer and any Special Servicer (each as defined herein) of such Mortgage Loans and the circumstances under which all or a portion, as specified, of the servicing of a Mortgage Loan would transfer from the Master Servicer to the Special Servicer; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

     No dealer, salesman, or other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or any related Prospectus Supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or any other person. Neither the delivery of this Prospectus or any related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein since the date hereof or therein since the date thereof. This Prospectus and any related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                       (v)

     The Master Servicer, the Trustee or another specified person will cause to be provided to registered holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class or series of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates".

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Depositor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Depositor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Depositor fulfills its reporting obligations as described in its written request. If such request is granted, the Depositor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Such requests to the Depositor should be directed in writing to the Depositor at One International Place, Room 608, Boston, Massachusetts 02110, Attention: Secretary, or by telephone at (617) 951-7690.

                                      (vi)

                                TABLE OF CONTENTS

                                                                                                                              Page
                                                                                                                              ----

PROSPECTUS SUPPLEMENT........................................................................................................ iv

AVAILABLE INFORMATION........................................................................................................ iv

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE............................................................................  v

SUMMARY OF PROSPECTUS........................................................................................................  1

RISK FACTORS.................................................................................................................  8
         Limited Liquidity of Offered Certificates...........................................................................  8
         Credit Support Limitations..........................................................................................  9
         Effect of Prepayments on Average Life of Certificates...............................................................  9
         Effect of Prepayments on Yield of Certificates ..................................................................... 11
         Limited Nature of Ratings........................................................................................... 11
         Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans................................... 11
         Inclusion of Delinquent and Nonperforming Mortgage Loans in a Mortgage Asset Pool................................... 15
         Termination......................................................................................................... 15

DESCRIPTION OF THE TRUST FUNDS............................................................................................... 16
         General............................................................................................................. 16
         Mortgage Loans...................................................................................................... 16
         MBS................................................................................................................. 20
         Certificate Accounts................................................................................................ 21
         Credit Support...................................................................................................... 21
         Cash Flow Agreements................................................................................................ 21

YIELD AND MATURITY CONSIDERATIONS............................................................................................ 22
         General............................................................................................................. 22
         Pass-Through Rate................................................................................................... 22
         Payment Delays...................................................................................................... 22
         Certain Shortfalls in Collections of Interest....................................................................... 22
         Yield and Prepayment Considerations................................................................................. 23
         Weighted Average Life and Maturity.................................................................................. 24
         Other Factors Affecting Yield, Weighted Average Life and Maturity................................................... 25

THE DEPOSITOR................................................................................................................ 27

DEUTSCHE BANK AG............................................................................................................. 27

DESCRIPTION OF THE CERTIFICATES.............................................................................................. 28
         General............................................................................................................. 28
         Distributions of Interest on the Certificates....................................................................... 29

                                                        (vii)

         Distributions of Principal of the Certificates...................................................................... 30
         Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
         Participations...................................................................................................... 31
         Allocation of Losses and Shortfalls................................................................................. 31
         Advances in Respect of Delinquencies................................................................................ 31
         Reports to Certificateholders....................................................................................... 32
         Voting Rights....................................................................................................... 34
         Termination......................................................................................................... 34
         Book-Entry Registration and Definitive Certificates................................................................. 35

DESCRIPTION OF THE POOLING AGREEMENTS........................................................................................ 36
         General............................................................................................................. 36
         Assignment of Mortgage Loans; Repurchases........................................................................... 37
         Representations and Warranties; Repurchases......................................................................... 38
         Collection and Other Servicing Procedures........................................................................... 39
         Sub-Servicers....................................................................................................... 41
         Certificate Account................................................................................................. 42
         Modifications, Waivers and Amendments of Mortgage Loans............................................................. 44
         Realization Upon Defaulted Mortgage Loans........................................................................... 45
         Hazard Insurance Policies........................................................................................... 46
         Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 47
         Servicing Compensation and Payment of Expenses...................................................................... 47
         Evidence as to Compliance........................................................................................... 48
         Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the
         Depositor........................................................................................................... 49
         Events of Default................................................................................................... 50
         Rights Upon Event of Default........................................................................................ 51
         Amendment........................................................................................................... 51
         List of Certificateholders.......................................................................................... 52
         The Trustee......................................................................................................... 52
         Duties of the Trustee............................................................................................... 52
         Certain Matters Regarding the Trustee............................................................................... 53
         Resignation and Removal of the Trustee.............................................................................. 53

DESCRIPTION OF CREDIT SUPPORT................................................................................................ 53
         General............................................................................................................. 53
         Subordinate Certificates............................................................................................ 54
         Insurance or Guarantees with Respect to Mortgage Loans.............................................................. 54
         Letter of Credit.................................................................................................... 55
         Certificate Insurance and Surety Bonds.............................................................................. 55
         Reserve Funds....................................................................................................... 55
         Credit Support with respect to MBS.................................................................................. 55

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS...................................................................................... 56
         General............................................................................................................. 56
         Types of Mortgage Instruments....................................................................................... 56

                                                         (viii)

          Leases and Rents.................................................................................................... 57
          Personalty.......................................................................................................... 57
          Foreclosure......................................................................................................... 57
          Bankruptcy Laws..................................................................................................... 60
          Environmental Considerations........................................................................................ 62
          Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 63
          Junior Liens; Rights of Holders of Senior Liens..................................................................... 64
          Subordinate Financing............................................................................................... 64
          Default Interest and Limitations on Prepayments..................................................................... 64
          Applicability of Usury Laws......................................................................................... 65
          Certain Laws and Regulations........................................................................................ 65
          Americans with Disabilities Act..................................................................................... 65
          Soldiers' and Sailors' Civil Relief Act of 1940..................................................................... 65
          Forfeitures in Drug and RICO Proceedings............................................................................ 66

 CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................................................................... 66
          General............................................................................................................. 66
          REMICs.............................................................................................................. 67
          Grantor Trust Funds................................................................................................. 84

 STATE AND OTHER TAX CONSEQUENCES............................................................................................. 93

 ERISA CONSIDERATIONS......................................................................................................... 93
          General............................................................................................................. 93
          Plan Asset Regulations.............................................................................................. 94
          Consultation With Counsel........................................................................................... 96
          Tax Exempt Investors................................................................................................ 96

 LEGAL INVESTMENT............................................................................................................. 96

 USE OF PROCEEDS.............................................................................................................. 97

 METHOD OF DISTRIBUTION....................................................................................................... 98

 LEGAL MATTERS................................................................................................................ 99

 FINANCIAL INFORMATION........................................................................................................ 99

 RATING....................................................................................................................... 99

 INDEX OF PRINCIPAL DEFINITIONS...............................................................................................100

                              SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Securities Offered..................    Mortgage pass-through certificates.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware corporation. See
                                        "The Depositor".

Trustee.............................    The  trustee  (the  "Trustee")  for each
                                        series of Certificates  will be named in
                                        the related Prospectus  Supplement.  See
                                        "Description      of     the     Pooling
                                        Agreements-The Trustee".

Master Servicer.....................    If a Trust Fund includes Mortgage Loans,
                                        then the master  servicer  (the  "Master
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be  named  in the
                                        related   Prospectus   Supplement.   See
                                        "Description      of     the     Pooling
                                        Agreements-Certain Matters Regarding the
                                        Master Servicer,  the Special  Servicer,
                                        the   REMIC    Administrator   and   the
                                        Depositor".

Special Servicer....................    If a Trust Fund includes Mortgage Loans,
                                        then the special  servicer (the "Special
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be named,  or the
                                        circumstances   under  which  a  Special
                                        Servicer  may  be   appointed   will  be
                                        described,  in  the  related  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Pooling  Agreements-Collection and Other
                                        Servicing Procedures".

MBS Administrator....................   If a Trust Fund  includes  MBS, then the
                                        entity   responsible  for  administering
                                        such MBS (the "MBS  Administrator") will
                                        be  named  in  the  related   Prospectus
                                        Supplement. If an entity other than the Trustee and the Master Servicer is the MBS Administrator, such entity will be herein referred to as the "Manager".

REMIC Administrator..................   The person (the  "REMIC  Administrator")
                                        responsible for the various tax- related
                                        administration  duties  for a series  of
                                        Certificates  as to  which  one or  more
                                        REMIC  elections have been made, will be
                                        named   in   the   related    Prospectus
                                        Supplement.  See "Certain Federal Income
                                        Tax  Consequences-REMIC's-Reporting  and
                                        Other Administrative Matters."

The Mortgage Assets..................   The Mortgage  Assets will be the primary
                                        assets of any Trust Fund.  The  Mortgage
                                        Assets  with  respect to each  series of
                                        Certificates  will, in general,  consist
                                        of a pool of mortgage  loans  ("Mortgage
                                        Loans") secured by first or junior liens
                                        on, or  security  interests  in,  one or
                                        more  of the  following  types  of  real
                                        property:   (i)  residential  properties
                                        ("Multifamily Properties") consisting of
                                        five     or     more      rental      or
                                        cooperatively-owned  dwelling  units  in
                                        high-rise,  mid-rise or garden apartment
                                        buildings or other residential
                                        structures,  and mobile home parks;  and
                                        (ii) commercial properties  ("Commercial
                                        Properties")    consisting   of   office
                                        buildings,  retail  shopping  facilities
                                        (such as  shopping  centers,  malls  and
                                        individual  stores),  hotels and motels,
                                        health care-related  facilities (such as
                                        hospitals,  skilled nursing  facilities,
                                        nursing    homes,     congregate    care
                                        facilities    and    senior    housing),
                                        recreational  vehicle  parks,  warehouse
                                        facilities,  mini-warehouse  facilities,
                                        self-storage   facilities,    industrial
                                        facilities,  parking lots,  restaurants,
                                        mixed  use  properties   (that  is,  any
                                        combination  of  the   foregoing),   and
                                        unimproved   land.   However,    neither
                                        restaurants   nor  health   care-related
                                        facilities will represent security for a
                                        material  concentration  of the Mortgage
                                        Loans  in  any  Trust  Fund,   based  on
                                        principal balance at the time such Trust
                                        Fund is formed.  The Mortgage Loans will
                                        not  be  guaranteed  or  insured  by the
                                        Depositor or any of its  affiliates  or,
                                        unless otherwise provided in the related
                                        Prospectus     Supplement,     by    any
                                        governmental agency or instrumentality or by any other person. If so specified in the related Prospectus Supplement, some Mortgage Loans may be delinquent or nonperforming as of the date the related
                                        Trust Fund is formed.

                                        As and to the  extent  described  in the
                                        related   Prospectus    Supplement,    a
                                        Mortgage  Loan  (i) may  provide  for no
                                        accrual of  interest  or for  accrual of
                                        interest  thereon at an interest rate (a
                                        "Mortgage  Rate") that is fixed over its
                                        term or that  adjusts from time to time,
                                        or  that   may  be   converted   at  the
                                        borrower's  election  from an adjustable
                                        to a  fixed  Mortgage  Rate,  or  from a
                                        fixed to an  adjustable  Mortgage  Rate,
                                        (ii) may provide  for level  payments to
                                        maturity  or for  payments  that  adjust
                                        from time to time to accommodate changes
                                        in the  Mortgage  Rate or to reflect the
                                        occurrence  of certain  events,  and may
                                        permit negative amortization,  (iii) may
                                        be fully  amortizing or may be partially
                                        amortizing  or  nonamortizing,   with  a
                                        balloon   payment   due  on  its  stated
                                        maturity  date,  (iv) may prohibit  over
                                        its  term  or  for  a   certain   period
                                        prepayments  and/or require payment of a
                                        premium or a yield  maintenance  payment
                                        in connection  with certain  prepayments
                                        and  (v) may  provide  for  payments  of
                                        principal,  interest  or  both,  on  due
                                        dates  that  occur  monthly,  quarterly,
                                        semi-annually  or at such other interval
                                        as   is   specified   in   the   related
                                        Prospectus  Supplement.   Each  Mortgage
                                        Loan will have had an original term to maturity of not more than 40 years. No Mortgage Loan will have been originated by the Depositor. See "Description of the Trust Funds-Mortgage Loans".

                                        If  any  Mortgage   Loan,  or  group  of
                                        related  Mortgage  Loans,  constitutes a
                                        concentration of credit risk,  financial
                                        statements     or    other     financial
                                        information  with respect to the related
                                        Mortgaged    Property    or    Mortgaged
                                        Properties   will  be  included  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description of the Trust Funds-Mortgage
                                        Loans-Mortgage   Loan   Information   in
                                        Prospectus Supplements".

                                        If and to the  extent  specified  in the
                                        related   Prospectus   Supplement,   the
                                        Mortgage Assets with respect to a series
                                        of  Certificates  may also  include,  or
                                        consist  of,  mortgage   participations,
                                        mortgage    pass-through    certificates
                                        and/or other mortgage-backed  securities
                                        (collectively,  "MBS"), that evidence an
                                        interest  in, or are secured by a pledge
                                        of,  one or  more  mortgage  loans  that
                                        conform  to  the   descriptions  of  the
                                        Mortgage  Loans  contained   herein  and
                                        which may or may not be issued, insured or guaranteed by the United States or an agency or instrumentality thereof. See "Description of the Trust Funds-MBS".

The Certificates....................    Each  series  of  Certificates  will  be
                                        issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related
                                        Prospectus Supplement (in any case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust
                                        Fund.

                                        As described  in the related  Prospectus
                                        Supplement,  the  Certificates  of  each
                                        series,     including     the    Offered
                                        Certificates of such series, may consist
                                        of one or more  classes of  Certificates
                                        that, among other things: (i) are senior
                                        (collectively, "Senior Certificates") or
                                        subordinate (collectively,  "Subordinate
                                        Certificates")  to  one  or  more  other
                                        classes of  Certificates  in entitlement
                                        to   certain    distributions   on   the
                                        Certificates;   (ii)  are   entitled  to
                                        distributions    of   principal,    with
                                        disproportionate,    nominal    or    no
                                        distributions of interest (collectively,
                                        "Stripped   Principal    Certificates");
                                        (iii) are entitled to  distributions  of
                                        interest, with disproportionate, nominal
                                        or   no   distributions   of   principal
                                        (collectively,     "Stripped    Interest
                                        Certificates");    (iv)    provide   for
                                        distributions  of  interest  thereon  or
                                        principal  thereof  that  commence  only
                                        after the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes of  Certificates  of such
                                        series; (v) provide for distributions of
                                        principal  thereof to be made, from time
                                        to time or for designated  periods, at a
                                        rate that is faster (and, in some cases,
                                        substantially faster) or slower (and, in
                                        some cases,  substantially  slower) than
                                        the  rate at  which  payments  or  other
                                        collections of principal are received on
                                        the Mortgage Assets in the related Trust
                                        Fund; (vi) provide for  distributions of
                                        principal thereof to be made, subject to
                                        available  funds,  based on a  specified
                                        principal   payment  schedule  or  other
                                        methodology;   or  (vii)   provide   for
                                        distribution based on collections on the
                                        Mortgage  Assets  in the  related  Trust
                                        Fund    attributable    to    prepayment
                                        premiums, yield maintenance payments or equity participations.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may  include  one or  more
                                        "Controlled Amortization Classes", which
                                        will  entitle  the  holders  thereof  to
                                        receive     principal      distributions
                                        according   to  a  specified   principal
                                        payment  schedule.  Although  prepayment
                                        risk cannot be  eliminated  entirely for
                                        any class of Certificates,  a Controlled
                                        Amortization    Class   will   generally
                                        provide a relatively stable cash flow so
                                        long as the actual rate of prepayment on
                                        the Mortgage  Loans in the related Trust
                                        Fund remains
                                        relatively  constant  at  the  rate,  or
                                        within the range of rates, of prepayment
                                        used to establish the specific principal
                                        payment schedule for such  Certificates.
                                        Prepayment  risk with respect to a given
                                        Mortgage  Asset Pool does not disappear,
                                        however, and the stability afforded to a
                                        Controlled  Amortization  Class comes at
                                        the expense of one or more other classes
                                        of the same  series,  any of which other
                                        classes  may also be a class of  Offered
                                        Certificates.  See "Risk  Factors-Effect
                                        of   Prepayments   on  Average  Life  of
                                        Certificates"     and     "-Effect    of
                                        Prepayments on Yield of Certificates".

                                        Each class of  Certificates,  other than
                                        certain  classes  of  Stripped  Interest
                                        Certificates   and  certain  classes  of
                                        REMIC Residual  Certificates (as defined
                                        herein),  will  have an  initial  stated
                                        principal    amount   (a    "Certificate
                                        Balance");    and    each    class    of
                                        Certificates, other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates,  will  accrue  interest on
                                        its Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,  on a  notional  amount (a
                                        "Notional  Amount"),  based  on a fixed,
                                        variable or adjustable  interest rate (a
                                        "Pass-Through    Rate").   The   related
                                        Prospectus  Supplement  will specify the
                                        Certificate  Balance,   Notional  Amount
                                        and/or  Pass-Through  Rate  (or,  in the
                                        case  of  a   variable   or   adjustable
                                        Pass-Through   Rate,   the   method  for
                                        determining such rate), as applicable, for each class of Offered Certificates.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  class   of
                                        Certificates   may   have  two  or  more
                                        component     parts,     each     having
                                        characteristics   that   are   otherwise
                                        described herein as being attributable to separate and distinct classes.

                                        The Certificates  will not be guaranteed
                                        or  insured by the  Depositor  or any of
                                        its  affiliates,   by  any  governmental
                                        agency  or  instrumentality  or  by  any
                                        other person or entity, unless otherwise
                                        provided  in  the   related   Prospectus
                                        Supplement.  See  "Risk  Factors-Limited
                                        Assets".

Distributions of Interest on the
  Certificates......................    Interest   on  each   class  of  Offered
                                        Certificates (other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates) of each series will accrue
                                        at the applicable  Pass-Through  Rate on
                                        the Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,    the   Notional   Amount
                                        thereof  outstanding  from  time to time
                                        and    will    be     distributed     to
                                        Certificateholders  as  provided  in the
                                        related  Prospectus  Supplement (each of
                                        the    specified    dates    on    which
                                        distributions   are   to  be   made,   a
                                        "Distribution  Date").  Distributions of
                                        interest  with  respect  to one or  more
                                        classes of  Certificates  (collectively,
                                        "Accrual Certificates") may not commence
                                        until the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes  of   Certificates,   and
                                        interest accrued with respect to a class
                                        of  Accrual  Certificates  prior  to the
                                        occurrence  of such an event will either
                                        be  added  to  the  Certificate  Balance
                                        thereof or otherwise deferred as
                                        described  in  the  related   Prospectus
                                        Supplement.  Distributions  of  interest
                                        with  respect to one or more  classes of
                                        Certificates   may  be  reduced  to  the
                                        extent of certain delinquencies,  losses
                                        and other contingencies described herein
                                        and    in   the    related    Prospectus
                                        Supplement.  See "Risk Factors-Effect of
                                        Prepayments    on   Average    Life   of
                                        Certificates"     and     "-Effect    of
                                        Prepayments  on Yield of  Certificates",
                                        "Yield  and   Maturity   Considerations-
                                        Certain  Shortfalls  in  Collections  of
                                        Interest"   and   "Description   of  the
                                        Certificates-Distributions of Interest on the Certificates".

Distributions of Principal of
  the Certificates...................   Each  class  of   Certificates  of  each
                                        series  (other than  certain  classes of
                                        Stripped   Interest   Certificates   and
                                        certain   classes   of  REMIC   Residual
                                        Certificates)  will  have a  Certificate
                                        Balance.  The  Certificate  Balance of a
                                        class of Certificates  outstanding  from
                                        time to time will  represent the maximum
                                        amount that the holders thereof are then
                                        entitled   to   receive  in  respect  of
                                        principal  from  future cash flow on the
                                        assets in the related  Trust  Fund.  The
                                        initial aggregate Certificate Balance of
                                        all classes of a series of  Certificates
                                        will not be greater than the outstanding
                                        principal   balance   of   the   related
                                        Mortgage  Assets as of a specified  date
                                        (the "Cut-off Date"),  after application
                                        of  scheduled  payments due on or before
                                        such date,  whether or not received.  As
                                        and  to the  extent  described  in  each
                                        Prospectus Supplement,  distributions of
                                        principal  with  respect to the  related
                                        series of  Certificates  will be made on
                                        each Distribution Date to the holders of
                                        the class or classes of  Certificates of
                                        such series then entitled  thereto until
                                        the   Certificate   Balances   of   such
                                        Certificates  have been reduced to zero.
                                        Distributions  of principal with respect
                                        to one or more classes of  Certificates:
                                        (i) may be made at a rate that is faster
                                        (and,   in  some  cases,   substantially
                                        faster) or slower  (and,  in some cases,
                                        substantially  slower)  than the rate at
                                        which  payments or other  collections of
                                        principal  are  received on the Mortgage
                                        Assets in the related  Trust Fund;  (ii)
                                        may not commence until the occurrence of
                                        certain  events,  such as the retirement
                                        of  one  or  more   other   classes   of
                                        Certificates  of the same series;  (iii)
                                        may  be   made,   subject   to   certain
                                        limitations,   based   on  a   specified
                                        principal payment schedule;  or (iv) may
                                        be contingent on the specified principal
                                        payment  schedule  for another  class of
                                        the  same  series  and the rate at which
                                        payments   and  other   collections   of
                                        principal on the Mortgage  Assets in the
                                        related Trust Fund are received.  Unless
                                        otherwise   specified   in  the  related
                                        Prospectus Supplement,  distributions of
                                        principal   of  any  class  of   Offered
                                        Certificates will be made on a pro rata basis among all of the Certificates of such class. See "Description of the Certificates-Distributions of Principal of the Certificates".

Credit Support and
Cash Flow Agreements................    If so provided in the related Prospectus
                                        Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust
                                        Fund may be provided to one or more classes of Certificates of the related series in the form of subordination of one or more other classes of

                                        Certificates of such series, which other
                                        classes may include one or more  classes
                                        of  Offered  Certificates,  or by one or
                                        more  other  types  of  credit  support,
                                        which may include a letter of credit,  a
                                        surety  bond,  an  insurance  policy,  a
                                        guarantee,   a   reserve   fund,   or  a
                                        combination  thereof (any such  coverage
                                        with respect to the  Certificates of any
                                        series,   "Credit   Support").   If   so
                                        provided  in  the   related   Prospectus
                                        Supplement,  a Trust  Fund may  include:
                                        (i)  guaranteed   investment   contracts
                                        pursuant  to  which  moneys  held in the
                                        funds and accounts  established  for the
                                        related  series  will be  invested  at a
                                        specified  rate;  or (ii)  interest rate
                                        exchange  agreements,  interest rate cap
                                        or floor agreements, or other agreements
                                        designed   to  reduce  the   effects  of
                                        interest   rate   fluctuations   on  the
                                        Mortgage   Assets  or  on  one  or  more
                                        classes   of   Certificates   (any  such
                                        agreement,  in the case of clause (i) or
                                        (ii), a "Cash Flow Agreement").  Certain
                                        relevant   information   regarding   any
                                        applicable  Credit  Support or Cash Flow
                                        Agreement  will  be  set  forth  in  the
                                        Prospectus  Supplement  for a series  of
                                        Offered    Certificates.    See    "Risk
                                        Factors-Credit   Support   Limitations",
                                        "Description  of the Trust  Funds-Credit
                                        Support" and "-Cash Flow Agreements" and
                                        "Description of Credit Support".

Advances............................    If  and to the  extent  provided  in the
                                        related  Prospectus  Supplement,   if  a
                                        Trust Fund includes  Mortgage Loans, the
                                        Master Servicer,  the Special  Servicer,
                                        the  Trustee,  any  provider  of  Credit
                                        Support   and/or  any  other   specified
                                        person may be obligated to make, or have
                                        the option of making,  certain  advances
                                        with  respect  to  delinquent  scheduled
                                        payments of principal and/or interest on
                                        such Mortgage  Loans.  Any such advances
                                        made  with   respect  to  a   particular
                                        Mortgage Loan will be reimbursable  from
                                        subsequent recoveries in respect of such
                                        Mortgage   Loan  and  otherwise  to  the
                                        extent   described  herein  and  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description    of   the    Certificates
                                        -Advances in Respect of  Delinquencies".
                                        If  and to the  extent  provided  in the
                                        Prospectus  Supplement  for a series  of
                                        Certificates,  any  entity  making  such
                                        advances  may  be  entitled  to  receive
                                        interest  thereon for a specified period
                                        during  which  certain  or all  of  such
                                        advances are  outstanding,  payable from
                                        amounts in the related  Trust Fund.  See
                                        "Description   of   the    Certificates-
                                        Advances  in Respect of  Delinquencies".
                                        If  a  Trust  Fund   includes  MBS,  any
                                        comparable  advancing  obligation  of  a
                                        party to the related Pooling  Agreement,
                                        or  of  a  party  to  the   related  MBS
                                        Agreement, will be described in the related Prospectus Supplement.

Optional Termination................    If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may be subject to optional
                                        early termination through the repurchase
                                        of the  Mortgage  Assets in the  related
                                        Trust  Fund  by  the  party  or  parties
                                        specified     therein,     under     the
                                        circumstances  and  in  the  manner  set
                                        forth  therein.  If so  provided  in the
                                        related Prospectus Supplement,  upon the
                                        reduction of the Certificate  Balance of
                                        a   specified   class  or   classes   of
                                        Certificates  by a specified  percentage
                                        or amount or upon a  specified  date,  a
                                        party    specified    therein   may   be
                                        authorized  or required to solicit  bids
                                        for the  purchase of all of the Mortgage
                                        Assets of the related  Trust Fund, or of
                                        a sufficient portion
                                        of such  Mortgage  Assets to retire such
                                        class    or    classes,     under    the
                                        circumstances and in the manner set forth therein. See "Description of the Certificates-Termination".

Certain Federal Income Tax
  Consequences......................    The  Certificates  of each  series  will
                                        constitute  or  evidence   ownership  of
                                        either (i) "regular  interests"  ("REMIC
                                        Regular   Certificates")  and  "residual
                                        interests"        ("REMIC       Residual
                                        Certificates")  in a  Trust  Fund,  or a
                                        designated portion thereof, treated as a
                                        REMIC under  Sections  860A through 860G
                                        of the  Internal  Revenue  Code  of 1986
                                        (the   "Code"),    or   (ii)   interests
                                        ("Grantor  Trust   Certificates")  in  a
                                        Trust Fund  treated  as a grantor  trust
                                        (or  a  partnership)   under  applicable
                                        provisions of the Code.

                                        Investors  are advised to consult  their
                                        tax advisors concerning the specific tax
                                        consequences  to them  of the  purchase,
                                        ownership and disposition of the Offered
                                        Certificates   and  to  review  "Certain
                                        Federal Income Tax Consequences"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment....................    The Offered Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of  the   Secondary   Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended ("SMMEA"),  only if so specified
                                        in the  related  Prospectus  Supplement.
                                        Investors whose investment  authority is
                                        subject  to  legal  restrictions  should
                                        consult   their   legal    advisors   to
                                        determine whether and to what extent the
                                        Offered  Certificates  constitute  legal
                                        investments   for   them.   See   "Legal
                                        Investment"  herein  and in the  related
                                        Prospectus Supplement.

Rating..............................    At their  respective  dates of issuance,
                                        each class of Offered  Certificates will
                                        be rated not lower than investment grade
                                        by one  or  more  nationally  recognized
                                        statistical  rating  agencies  (each,  a
                                        "Rating  Agency").  See "Rating"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.

Limited Liquidity of Offered Certificates

     General. The Offered Certificates of any series may have limited or no liquidity. Accordingly, an investor may be forced to bear the risk of its investment in any Offered Certificates for an indefinite period of time. Furthermore, except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-Termination".

     Lack of a Secondary Market. There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or that it will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Limited Nature of Ongoing Information. The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates-Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Sensitivity to Fluctuations in Prevailing Interest Rates. Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class (as defined herein) or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency, and the holders of one or more classes of such Offered Certificates will be required to bear the consequent loss. Furthermore, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, if and to the extent described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Credit Support Limitations

     Limitations Regarding Types of Losses Covered. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses; for example, Credit Support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any such losses not covered by Credit Support may, at least in part, be allocated to one or more classes of Offered Certificates.

     Disproportionate Benefits to Certain Classes and Series. A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus
Supplement. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of Senior Certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Offered Certificates of a series are made in a specified order of priority, any related Credit Support may be exhausted before the principal of the later paid classes of Offered Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Offered Certificates having a later right of payment. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     Limitations Regarding the Amount of Credit Support. The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more other classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "Description of the Certificates--Allocation of Losses and Shortfalls" and "Description of Credit Support". If the losses on the related Mortgage Assets do exceed such assumed levels, the holders of one or more classes of Offered Certificates will be required to bear such additional losses.

Effect of Prepayments on Average Life of Certificates

     As a result of prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to obtain new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later, and the average life thereof could be significantly shorter or longer, than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms and provisions of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("Call Risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("Extension Risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the Call Risk and/or Extension Risk that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

Effect of Prepayments on Yield of Certificates

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations".

Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios. Hence, a rating assigned by a Rating Agency does not guarantee or ensure the realization of any anticipated yield on a class of Offered Certificates.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. As a result, the Credit Support required in respect of the Offered Certificates of any series may be insufficient to fully protect the holders thereof from losses on the related Mortgage Asset Pool. See "Description of Credit Support" and "Rating".

     Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans

     General. The payment performance of the Offered Certificates of any series will be directly related to the payment performance of the underlying Mortgage Loans. Set forth below is a discussion of certain factors that will affect the full and timely payment of the Mortgage Loans in any Trust Fund. In addition, a description of certain material considerations associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans".

     The Offered Certificates will be directly or indirectly backed by mortgage loans secured by multifamily and/or commercial properties. Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event thereof, than loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds-Mortgage Loans-Default and Loss Considerations with Respect to the Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by factors generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots; and other circumstances, conditions or events beyond the control of a Master Servicer or a Special Servicer. Additional considerations may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator, and the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

     In addition, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Limited Recourse Nature of the Mortgage Loans. It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Foreclosure--Anti-Deficiency Legislation".

     Limitations on Enforceability of Cross-Collateralization. A Mortgage Pool may include groups of Mortgage Loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective Mortgage Loans in a cross-collateralized group, and the cash flows generated thereby, are available to support debt service on, and ultimate repayment of, the aggregate indebtedness evidenced by those Mortgage Loans. These arrangements thus seek to reduce the risk that the inability of one or more of the Mortgaged Properties securing any such group of Mortgage Loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

     There may not be complete identity of ownership of the Mortgaged Properties securing a group of cross-collateralized Mortgage Loans. In such an instance, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Generally, under federal and state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and was then insolvent or was rendered insolvent by such obligation or transfer. Accordingly, a creditor seeking ownership of a Mortgaged Property subject to such cross-collateralization to repay such creditor's claim against the related borrower could assert (i) that such borrower was insolvent at the time the cross-collateralized Mortgage Loans were made and (ii) that such borrower did not, when it allowed its property to be encumbered by a lien securing the indebtedness represented by the other Mortgage Loans in the group of cross-collateralized Mortgage Loans, receive fair consideration or reasonably equivalent value for, in effect, "guaranteeing" the performance of the other borrowers. Although the borrower making such "guarantee" will be receiving "guarantees" from each of the other borrowers in return, there can be no assurance that such exchanged "guarantees" would be found to constitute fair consideration or be of reasonably equivalent value, and no unqualified legal opinion to that effect will be obtained.

     The cross-collateralized Mortgage Loans constituting any group thereof may be secured by mortgage liens on Mortgaged Properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such Mortgage Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the related Mortgages is not impaired or released.

     Increased Risk of Default Associated With Balloon Payments. Certain of the Mortgage Loans included in a Trust Fund may be nonamortizing or only partially amortizing over their terms to maturity and, thus, will require substantial payments of principal and interest (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or the Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans". While the Master Servicer or the Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery than liquidation, taking into account the time value of money, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

     Lender Difficulty in Collecting Rents Upon the Default and/or Bankruptcy of Borrower. Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans-Leases and Rents".

     Limitations on Enforceability of Due-on-Sale and Debt-Acceleration Clauses. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     Risk of Liability Arising From Environmental Conditions. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     Lack of Insurance Coverage for Certain Special Hazard Losses. Unless otherwise specified in a Prospectus Supplement, the Master Servicer and Special Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements-Hazard Insurance Policies".

     Risks of Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans securing certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

Inclusion of Delinquent  and  Nonperforming  Mortgage  Loans in a Mortgage Asset
Pool

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are nonperforming. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments in respect of the subject Mortgage Asset Pool and the yield on the Offered Certificates of such series. See "Description of the Trust Funds-Mortgage Loans-General".

Termination

     If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. In addition, if so specified in the related Prospectus Supplement, upon the reduction of the aggregate principal balance of some or all of the Mortgage Assets by a specified percentage, a party or parties designated therein may be authorized to purchase such Mortgage Assets, generally at a price equal to, in the case of any Mortgage Asset, the unpaid principal balance thereof plus accrued interest (or, in some cases, at fair market value). However, circumstances may arise in which such fair market value may be less than the unpaid balance of the related Mortgage Assets, together with interest thereon, sold and therefore, as a result of such a sale or purchase, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates. See Description of the Certificates--Termination."

                         DESCRIPTION OF THE TRUST FUNDS

General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans ("Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by the Depositor. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "-Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create first or junior liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of one or more of the following types of real property: (i) residential properties ("Multifamily Properties") consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, and mobile home parks; and (ii) commercial properties ("Commercial Properties") consisting of office buildings, retail shopping facilities (such as shopping centers, malls and individual stores), hotels or motels, health care-related facilities (such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and senior housing), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, restaurants, mixed use properties (that is, any combination of the foregoing), and unimproved land. However, neither restaurants nor health care-related facilities will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. The Multifamily Properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations ("Cooperatives"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related senior liens ("Senior Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust

Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to such Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and any Senior Liens or purchase the Mortgaged Property subject to such Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear
(i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular Mortgage Loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     If so specified in the related Prospectus Supplement, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or nonperforming as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or nonperformance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the Mortgage Loans included in a particular Trust Fund may be nonrecourse loans.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments of principal and/or interest on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) noncash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a nonowner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net

Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Value" of a Mortgaged Property will be its fair market value as determined by an appraisal of such property conducted by or on behalf of the Originator in connection with the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a Mortgaged Property, value will in all cases be affected by property performance. As a result, if a Mortgage Loan defaults because the income generated by the related Mortgaged Property is insufficient to cover operating costs and expenses and pay debt service, then the value of the Mortgaged Property will reflect such and a liquidation loss may occur.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular

Mortgage Loan, they are complete or relevant. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-General" and "-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments".

     Payment  Provisions of the Mortgage  Loans.  All of the Mortgage Loans will
(i) have had original terms to maturity of not more than 40 years and (ii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at a Mortgage Rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance payment (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which, to the extent then applicable, will generally include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios, (vi) the Mortgage Rates borne by the Mortgage Loans, or the range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lockout Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to provide the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

     If any Mortgage Loan, or group of related Mortgage Loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related Mortgaged Property or Mortgaged Properties will be included in the related Prospectus Supplement.

     If and to the extent available and relevant to an investment decision in the Offered Certificates of the related series, information regarding the prepayment experience of a Master Servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related Prospectus Supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a Master Servicer's servicing portfolio may be so materially different from those of the related Mortgage Asset Pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the Master Servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a Special Servicer, no comparable prepayment information will be presented with respect to the Special Servicer's multifamily and/or commercial mortgage loan servicing portfolio.

MBS

     MBS may  include  (i)  private-label  (that  is,  not  issued,  insured  or guaranteed by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC"), provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a Mortgage Asset
Pool: (a) either will (i) have been previously registered under the Securities Act of 1933, as amended, (ii) be exempt from such registration requirements or
(iii) have been held for at least the holding period specified in Rule 144(k) under the Securities Act of 1933, as amended; and (b) either (i) will have been acquired (other than from the Depositor or an affiliate thereof) in bona fide secondary market transactions or (ii) if so specified in the related Prospectus Supplement, may be derived from the Depositor's (or an affiliate's) unsold allotments from the Depositor (or an affiliate's) previous offerings.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will be parties to the MBS Agreement, generally together with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify: (i) the aggregate approximate initial and outstanding principal amount(s) and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term(s) to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s), (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, of each of the MBS,
(vi)  a  description  of  the  related  credit   support,   if  any,  (vii)  the
circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.

     The Depositor will provide the same information regarding the MBS in any Trust Fund in its reports filed under the Exchange Act with respect to such Trust Fund as was provided by the related MBS Issuer in its own such reports if such MBS was publicly offered or the reports the related MBS Issuer provides the related MBS Trustee if such MBS was privately issued.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund will be deposited to the extent described herein and in the related Prospectus Supplement. See "Description of the Pooling Agreements-Certificate Account".

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of Credit Support, which may include a letter of credit, a surety bond, an insurance policy, a guarantee, a reserve fund, or any combination thereof. The amount and types of such Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors-Credit Support Limitations" and "Description of Credit Support".

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related Prospectus Supplement. The related Prospectus Supplement will also identify the obligor under the Cash Flow Agreement.

                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors-Effect of Prepayments on Average Life of Certificates". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. A "Due Period" will be a specified time period (generally corresponding in length to the period between Distribution Dates) and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer, Special Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered
Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. The related Prospectus Supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the related Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, any consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage

Loans, possible changes in tax laws and other opportunities for investment. In general, those factors which increase the attractiveness of selling a Mortgaged Property or refinancing a Mortgage Loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a Mortgage Loan, would be expected to cause the rate of prepayment in respect of any Mortgage Asset Pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any Mortgage Asset Pool to slow.

     The rate of principal payments on the Mortgage Loans in any Trust Fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Unless otherwise specified in the related Prospectus Supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to default, casualties or condemnations affecting the related Mortgaged Properties and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a possibility that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or the Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur (that is, Mortgage Loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues thereon, with the unpaid portion of such interest being added to the related principal balance). Negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Offered Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. In addition, an ARM Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization may occur in respect of an ARM Loan that (i) limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, (ii) provides that its scheduled payment will adjust less frequently than its Mortgage Rate or (iii) provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the reduction of the notional amount thereof). See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust

Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources is likely to have any material effect on the rate at which such Certificates are amortized and the consequent yield with respect thereto.


                                  THE DEPOSITOR

     The Depositor is a special purpose corporation incorporated in the State of Delaware on March 22, 1996, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trust in exchange for certificates evidencing interest in such trusts and selling or otherwise distributing such certificates. The Depositor is not an affiliate of Deutsche Bank AG. The principal executive offices of the Depositor are located at One International Place, Room 608, Boston, Massachusetts 02110. Its telephone number is (617) 951-7690. The Depositor's capitalization is nominal. All of the shares of capital stock of the Depositor are held by The Deutsche Mortgage & Asset Receiving Trust, a Massachusetts charitable lead trust (the "DMARC Trust") formed by J H Management Corporation and J H Holdings Corporation, both of which are Massachusetts corporations. J H Holdings Corporation is the trustee of the DMARC Trust, which holds no assets other than the stock of the Depositor. All of the stock of J H Holdings Corporation and of J H Management Corporation is held by the 1960 Trust, an independent charitable organization qualified under
Section 501(c)(3) of the Code, and operated for the benefit of a Massachusetts charitable institution.

     None of the Depositor, J H Management Corporation, Deutsche Bank A.G. or any of their respective affiliates will insure or guarantee distributions on the Certificates of any series.


                                DEUTSCHE BANK AG

     It is anticipated that the assets conveyed to the Trust Fund by the Depositor will have been acquired by the Depositor from Deutsche Bank AG or an affiliate thereof. Deutsche Bank AG is the largest banking institution in the Federal Republic of Germany and one of the largest in the world. It is the parent company of a group (the "Deutsche Bank Group") consisting of commercial banks, investment banking and fund management companies, mortgage banks and property finance companies, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. The Deutsche Bank Group employs over 74,000 staff members at more than 2,400 branches and offices around the world.

                         DESCRIPTION OF THE CERTIFICATES

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest on the Certificate Balance or Notional Amount thereof at a fixed, variable or adjustable rate; (ii) constitute Senior Certificates or Subordinate Certificates; (iii) constitute Stripped Interest Certificates or Stripped Principal Certificates; (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     If so specified in the related Prospectus Supplement, a class of Certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of Certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of Certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The Offered Certificates of each series (if issued as
Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. If so specified in the related Prospectus Supplement, arrangements may be made for clearance and settlement through CEDEL, S.A. or the Euroclear System, if they are participants in DTC.

Distributions

     Distributions on the Certificates of each series will be made on each Distribution Date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available Distribution Amount for any series and Distribution Date will be more specifically described in the related Prospectus Supplement. In general, the Distribution Date for a series of Certificates will be the 25th day of each month (or, if any such 25th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of Certificates is issued.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related Prospectus Supplement. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an Offered Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related
Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class of Offered Certificates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of that portion, if any, of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date or otherwise deferred as described in the related Prospectus Supplement. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of

Stripped Interest Certificates will be similarly calculated except that it will accrue on a Notional Amount that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued
Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest", exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates" and "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest".

Distributions of Principal of the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive as principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). The initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of a specified date (the "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more other classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related
Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement. Alternatively, such items may be retained by the Depositor or any of its affiliates or by any other specified person and/or may be excluded as Trust Assets.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates. See "Description of Credit Support".

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including, in the case of a series that includes one or more classes of Subordinate Certificates, if so identified, collections on other Mortgage Assets in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer, Manager or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

     (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of such class of Offered Certificates that was applied to pay Accrued Certificate Interest;

     (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

     (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

     (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

     (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and, if the related Trust Fund includes MBS, the amount of administrative compensation received by the MBS Administrator;

     (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

     (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent;

     (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally corresponding in length to the period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

     (x) the Certificate Balance or Notional Amount, as the case may be, of such class of Certificates at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     (xiv) the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of Offered Certificates or as a percentage. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, Manager or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "-Book-Entry Registration and Definitive Certificates" below.

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer, Manager or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them. The Depositor will provide the same information with respect to any MBSs in its own reports that were publicly offered and the reports the related MBS Issuer provides to the Trustee if privately issued.

Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements-Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer, Special Servicer or REMIC Administrator. See "Description of the Pooling Agreements-Events of Default", "-Rights Upon Event of Default" and "-Resignation and Removal of the Trustee".

Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment (or provision for payment) to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein.

     In addition, if so provided in the related Prospectus Supplement upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. Circumstances may arise in which such fair market value may be less than the unpaid balance of the Mortgage Loans sold and therefore, as a result of such a sale, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates.

Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global Certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. If so provided in the Prospectus Supplement, arrangements may be made for clearance and settlement through the Euroclear System or CEDEL, S.A., if they are participants in DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions between DTC Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with a DTC Participant that maintains as account with DTC. The rules applicable to DTC and DTC Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through, and will be recorded on the records of, the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Certificates will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such Certificates. The beneficial  ownership  interest  of the  owner of a  Book-Entry  Certificate  (a
"Certificate  Owner")  may only be  transferred  by  compliance  with the rules,
regulations   and   procedures  of  such   Financial   Intermediaries   and  DTC
Participants.

     DTC has no knowledge of the actual Certificate Owners; DTC's records reflect only the identity of the DTC Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit DTC Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such DTC Participant (and not of DTC, the Depositor or any Trustee, Master Servicer, Special Servicer or Manager), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the DTC Participants who in turn will exercise their rights through DTC. The Depositor has been informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more DTC Participants to whose account with DTC interests in the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Certificates.

     Because DTC can act only on behalf of DTC Participants, who in turn act on behalf of Financial Intermediaries and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as "Certificateholders" under and within the meaning of the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS
General

     The Certificates of each series will be issued pursuant to a Pooling Agreement. In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer, the Special Servicer and, if one or more REMIC elections have been made with respect to the Trust Fund, the REMIC Administrator. However, a Pooling Agreement that relates to a Trust Fund that includes MBS may include a Manager as a party, but may not include a Master Servicer, Special Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Asset Seller or an affiliate thereof may perform the functions of Master Servicer, Special Servicer, Manager or REMIC Administrator. If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC Administrator. Any party to a Pooling Agreement or any affiliate thereof may own Certificates issued thereunder; however, except in limited circumstances (including with respect to required consents to certain amendments to a Pooling Agreement),

Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related Series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor".

Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Mortgage Loan to be included in a Trust Fund, deliver, or cause to be delivered, to the related Trustee (or to a custodian appointed by the Trustee as described below) the Mortgage Note endorsed, without recourse, either in blank or to the order of such Trustee (or its nominee), the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or to the Trustee (or its nominee) in recordable form, together with any intervening assignments of the Mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling Agreement. Such assignments may be blanket assignments covering Mortgages on Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers, or causes to be delivered, to the related Trustee (or such custodian) a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because of a delay caused by the public recording office, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment as submitted for recording. The

Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because such Mortgage or assignment has been lost, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related Prospectus Supplement, assignments of Mortgage to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer, the Special Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related Prospectus Supplement (in any event, the "Purchase Price"). If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective Mortgage Loan documentation, and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer or the Special Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so.

     The Trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the Mortgage Loans in any Trust Fund and to maintain possession of and, if applicable, to review the documents relating to such Mortgage Loans, in any case as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Certificates will be set forth in the related Prospectus Supplement.

Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, the Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at the applicable Purchase Price. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party, and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.

Collection and Other Servicing Procedures

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer for any Mortgage Pool, directly or through Sub-Servicers, will each be obligated under the related Pooling Agreement to service and administer the Mortgage Loans in such Mortgage Pool for the benefit of the related Certificateholders, in accordance with applicable law and further in accordance with the terms of such Pooling Agreement, such Mortgage Loans and any instrument of Credit Support included in the related Trust Fund. Subject to the foregoing, the Master Servicer and the Special Servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the Master Servicer and the Special Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided (i) such procedures are consistent with the terms of the related Pooling Agreement and (ii) do not impair recovery under any instrument of Credit Support included in the related Trust Fund. Consistent with the foregoing, the Master Servicer and the Special Servicer will each be permitted, in its discretion, unless otherwise specified in the related Prospectus Supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any Mortgage Loan.

     The Master Servicer and the Special Servicer for any Trust Fund, either separately or jointly, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. The related Prospectus Supplement will specify when and the extent to which servicing of a Mortgage Loan is to be transferred from the Master Servicer to the Special Servicer. In general, and subject to the discussion in the related Prospectus Supplement, a Special Servicer will be responsible for the servicing and administration of: (i) Mortgage Loans that are delinquent in respect of a specified number of scheduled payments; (ii) Mortgage Loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and (iii) REO Properties. If so specified in the related Prospectus Supplement, a Pooling Agreement also may provide that if a default on a Mortgage Loan has occurred or, in the judgment of the related Master Servicer, a payment default is reasonably foreseeable, the related Master Servicer may elect to transfer the servicing thereof, in whole or in part, to the related Special Servicer. Unless otherwise provided in the related Prospectus Supplement, when the circumstances no longer warrant a Special Servicer's continuing to service a particular Mortgage Loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the Special Servicer and such borrower), the Master Servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Special Servicer may perform certain limited duties in respect of Mortgage Loans for which the Master Servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a Master Servicer may perform certain limited duties in respect of any Mortgage Loan for which the Special Servicer is primarily responsible (including, if so specified, continuing to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), making certain calculations with respect to such Mortgage Loan and making remittances and preparing certain reports to the Trustee and/or Certificateholders with respect to such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

     A mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Special Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a mortgagor files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. In general, the Master Servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then, unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer will each be required to take, on behalf of the related Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be required to advance the necessary funds to cure the default or reinstate the Senior Lien, if such advance is in the best interests of the related Certificateholders and the Master Servicer or Special Servicer, as applicable, determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

Sub-Servicers

     A Master Servicer or Special Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer or Special Servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide for servicing of the applicable Mortgage Loans consistent with the related Pooling Agreement. The Master Servicer and Special Servicer in respect of any Mortgage Asset Pool will each be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's or Special Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such Master Servicer or Special Servicer would be reimbursed under a Pooling Agreement. See "-Certificate Account" and "-Servicing Compensation and Payment of Expenses".

Certificate Account

     General. The Master Servicer, the Trustee and/or the Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a noninterest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer, Trustee or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the following payments and collections received or made by the Master Servicer, the Trustee or the Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or the Special Servicer as its servicing compensation or as compensation to the Trustee;

     (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance Proceeds" and
"Condemnation Proceeds", respectively) and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (vii) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates;

     (v) any advances made with respect to delinquent scheduled payments of principal and interest on the Mortgage Loans;

     (vi) any amounts paid under any Cash Flow Agreement;

     (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "-Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates";

     (viii) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or the Special Servicer and is not otherwise retained by the Depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

     (ix) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "-Hazard Insurance Policies";

     (x) any amount required to be deposited by the Master Servicer, the Special Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer, the Special Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

     (xi) any other amounts received on or in respect of the Mortgage Loans required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

     (i) to make distributions to the Certificateholders on each Distribution Date;

     (ii) to pay the Master Servicer or the Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular Mortgage Loans as to which such fees were earned;

     (iii) to reimburse the Master Servicer, the Special Servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular Mortgage Loans, Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties, or if in the judgment of the Master Servicer, the Special Servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, the Special Servicer or any other specified person interest accrued on the advances and servicing expenses described in clause
(iii) above incurred by it while such remain outstanding and unreimbursed;

     (v) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "-Realization Upon Defaulted Mortgage Loans";

     (vi) to reimburse the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor, the Trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor" and "-Certain Matters Regarding the Trustee";

     (vii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee, the REMIC Administrator and any provider of Credit Support;

     (viii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

     (ix) to pay the Master Servicer, the Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     (x) to pay any servicing expenses not otherwise required to be advanced by the Master Servicer, the Special Servicer or any other specified person;

     (xi) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

     (xii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

     (xiii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

     (xiv) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

Modifications, Waivers and Amendments of Mortgage Loans

     The Master Servicer and the Special Servicer may each agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer or the Special Servicer, as the case may be, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of

Credit Support. Unless otherwise provided in the related Prospectus Supplement, the Special Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.

Realization Upon Defaulted Mortgage Loans

     If a default on a Mortgage Loan has occurred or, in the Special Servicer's judgment, a payment default is imminent, the Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise. Unless otherwise specified in the related Prospectus Supplement, the Special Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund) and either:

          (i) such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (ii) the Special Servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     A Pooling Agreement may grant to the Master Servicer, the Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined price (which, if less than the Purchase Price, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Special Servicer may offer to sell any defaulted Mortgage Loan if and when the Special Servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. In the absence of any such sale, the Special Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion above.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless
(i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the Special Servicer will generally be required to attempt to sell any Mortgaged Property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Code
Section 860G(c)(2), with respect to such property. If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of its obligation to manage such Mortgaged Property as required under the related Pooling Agreement.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Special Servicer and/or the Master Servicer in connection with such Mortgage Loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the Trust Fund will realize a loss in the amount of such shortfall. The Special Servicer and/or the Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. In addition, if and to the extent set forth in the related Prospectus Supplement, amounts otherwise distributable on the Certificates may be further reduced by interest payable to the Master Servicer and/or Special Servicer on such servicing expenses and advances.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the Special Servicer nor the Master Servicer will be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it
determines   (i)  that  such   restoration   will   increase   the  proceeds  to
Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Special Servicer or the Master Servicer, as the case may be, for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer (or the Special Servicer with respect to Mortgage Loans serviced thereby) to use reasonable efforts to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer (or Special Servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer (or Special Servicer) under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's (or Special Servicer's) normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer (or Special Servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer (or Special Servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer (or Special Servicer) will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance".

Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, including Mortgage Loans serviced by the related Special Servicer. If and to the extent described in the related Prospectus Supplement, a Special Servicer's primary compensation with respect to a series of Certificates may consist of any or all of the following components:
(i) a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, whether or not serviced by it; (ii) an additional specified portion of the interest payments on each Mortgage Loan then currently serviced by it; and (iii) subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each Mortgage Loan which was at any time serviced by it, including Mortgage Loans for which servicing was returned to the Master Servicer. Insofar as any portion of the Master Servicer's or Special Servicer's compensation consists of a specified portion of the interest payments on a Mortgage Loan, such compensation will generally be based on a percentage of the principal balance of such Mortgage Loan outstanding from time to time and, accordingly, will decrease with the amortization of the Mortgage Loan. As additional compensation, a Master Servicer or Special Servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate Account. A more detailed description of each Master Servicer's and Special Servicer's compensation will be provided in the related Prospectus Supplement. Any Sub-Servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the Master Servicer or Special Servicer that retained such Sub-Servicer.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer or Special Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the Trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, may be required to be borne by the Trust Fund.

Evidence as to Compliance

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those Sub-Servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

     Each Pooling Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the Master Servicer and Special Servicer shall each deliver to the related Trustee an annual statement signed by one or more officers of the Master Servicer or the Special

Servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the Master Servicer or the Special Servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, copies of the annual accountants' statement and the annual statement of officers of a Master Servicer or Special Servicer may be obtained by Certificateholders upon written request to the Trustee.

Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor

     Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer, the Special Servicer and any REMIC Administrator to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. The Master Servicer and Special Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any director, officer, employee or agent of any of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor is a party, or any person succeeding to the business of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, will be the successor of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, under the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, a REMIC Administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC Administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include, without limitation, (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by any other party to the related Pooling Agreement, or to the Master Servicer, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Special Servicer to remit to the Master Servicer or the Trustee, as applicable, any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the Special Servicer by any other party to the related Pooling Agreement, or to the Special Servicer, with a copy to each other party to the related Pooling Agreement, by the Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights of such series; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the related Pooling Agreement, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (iv) any failure by a REMIC Administrator (if other than the Trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC Administrator by any other party to the related Pooling Agreement, or to the REMIC Administrator, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee), and certain actions by or on behalf of the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, when a single entity acts as Master Servicer, Special Servicer and REMIC Administrator, or in any two of the foregoing capacities, for any Trust Fund, an Event of Default in one capacity will constitute an Event of Default in each capacity.

Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer, the Special Servicer or a REMIC Administrator under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to make such advances, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     If the same entity is acting as both Trustee and REMIC Administrator, it may be removed in both such capacities as described under "-Resignation and Removal of the Trustee" below.

     No Certificateholder will have any right under a Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Except as otherwise specified in the related Prospectus Supplement, each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by such Pooling Agreement, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or any designated portion thereof) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling Agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that the then-current ratings of the classes of the Certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee (See "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" herein), (v) to make any other provisions with respect to matters or questions arising under such Pooling Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

     The Pooling Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling
Agreement or of modifying in any manner the rights of the holders of Certificates covered by such Pooling Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Pooling Agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be required to consent to any amendment to a Pooling Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC.

List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.

The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer, Special Servicer or REMIC Administrator and its affiliates.

Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, such Certificates or any underlying Mortgage Asset or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Assets. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates of the applicable series evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. Notwithstanding anything herein to the contrary, if any entity is acting as both Trustee and REMIC Administrator, then any resignation or removal of such entity as the Trustee will also constitute the resignation or removal of such entity as REMIC Administrator, and the successor trustee will serve as successor to the REMIC Administrator as well.


                          DESCRIPTION OF CREDIT SUPPORT

General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds, or any combination of the foregoing. If and to the extent so provided in the related Prospectus Supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of Certificates.

     The Credit Support may not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors-Credit Support Limitations".

Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. The related Prospectus Supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such Prospectus Supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of some or all of the related Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-Mortgage Loans". If a significant percentage of Mortgage Loans (or mortgage loans underlying MBS), by balance, are secured by properties in a particular state, relevant state laws, to the extent they vary materially from this discussion, will be discussed in the Prospectus Supplement. For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-Bankruptcy Laws".

Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

         Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public  Sale.  A third  party may be  unwilling  to  purchase  a  mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, may be nonrecourse. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Limited Recourse Nature of the Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.

Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "-Leases and Rents", the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

Environmental Considerations

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is the so called "secured creditor exemption".

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. Such costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling Agreement will provide that neither the Master Servicer nor the Special Servicer, acting on behalf of the Trustee, may acquire title to a Mortgaged Property or take over its operation unless the Special Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans".

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Junior Liens; Rights of Holders of Senior Liens

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related Senior Liens may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse.

Subordinate Financing

     The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

Certain Laws and Regulations

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates of any series thereof, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor with respect to that series on the material matters associated with such consequences, subject to any qualifications set forth herein. Unless otherwise specified in the related Prospectus Supplement, counsel to the Depositor for each series will be Thacher Proffitt & Wood. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof may also apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the REMIC Administrator will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements other than guaranteed investment contracts are included in a Trust Fund, the anticipated material tax consequences associated with such Cash Flow Agreements also will be discussed in the related Prospectus Supplement. See "Description of the Trust Funds-Cash Flow Agreements".

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs. With respect to each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--REMICs," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund (or applicable portion thereof) as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the
REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections of the Code) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections of the Code. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on Mortgage Loans held pending distribution is considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code, and Treasury regulations provide that real property acquired by foreclosure constitutes "qualifying real property loans" for purposes of section 593(d) of the Code.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the Depositor, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described below, in advance of the receipt of the cash attributable to such income. In addition,
Section  1272(a)(6)  of the Code  provides  special  rules  applicable  to REMIC
Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC
Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" below for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that begins on a date that corresponds to a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the day preceding the immediately following Distribution Date, a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption, (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market  Discount.  A  Certificateholder  that  purchases  a  REMIC  Regular
Certificate  at a  market  discount,  that is,  in the  case of a REMIC  Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest and discount

(including de minimis market or original issue discount) in income as interest, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "-Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a

REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its Certificate Balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See "-Prohibited Transactions Tax and Other Taxes" below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate from the seller of such Certificate in connection with the acquisition of such REMIC
Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue

Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount".

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "-Taxation of Owners of REMIC Residual Certificates-General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return with such thrift institution) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described above under "-Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to

110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium".

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions

Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related REMIC Administrator, Master Servicer, Special Servicer, Manager or Trustee, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a REMIC Administrator, a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal
federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the REMIC Administrator, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other nonindividuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount".

     Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are nonresident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling Agreement.

Grantor Trust Funds

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Grantor Trust Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--Grantor Trust Funds," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Grantor Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Grantor Trust Certificates.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii) "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (iv) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is
"interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the
Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "-Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, the Master Servicer, the Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "-Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "-Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage

Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "-Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

     Further, under the rules described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to

Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "-Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated on December 16, 1994 regarding contingent payment debt instruments. As in the case of the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

     In the absence of final Treasury regulations relating to debt instruments providing for contingent payments, a projected payment schedule under the "noncontingent bond method" is not intended to be provided to holders.

     Certificateholders   should  consult  their  tax  advisors  concerning  the
possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub-Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup   Withholding.   In   general,   the   rules   described   above  in
"-REMICs-Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "-REMICs-Foreign Investors in REMIC Certificates" above applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.


                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans"), and on persons who are fiduciaries with respect to such Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to
Section 4975 of the Code or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and
Section 4975 of the Code.

Plan Asset Regulations

     A Plan's investment in Offered Certificates may cause the underlying Mortgage Assets and other assets included in a related Trust Fund to be deemed assets of such Plan. Section 2510.3-101 of the regulations (the "Plan Asset Regulations") of the United States Department of Labor (the "DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan may be assets of that Plan. Under the Plan Asset Regulations, the Trust Fund, including the Mortgage Asset Loans and the other assets held in the Trust Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such assets, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan assets.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, any Special Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" FHLMC Certificates, GNMA Certificates and FNMA Certificates, but do not include FAMC Certificates. Accordingly, even if such MBS (other than FAMC Certificates) included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such MBS (other than FAMC Certificates) would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates, FAMC Certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in the related Prospectus Supplement before purchasing any such Certificates.

Prohibited Transaction Exemptions

     In considering an investment in the Offered Certificates, a Plan fiduciary should consider the availability of prohibited transaction exemptions promulgated by the DOL including, among others, Prohibited Transaction Class Exemption ("PTCE") 75-1, which exempts certain transactions involving Plans and certain broker-dealers, reporting dealers and banks; PTCE 90-1, which exempts certain transactions between insurance company separate accounts and Parties in Interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and Parties in Interest; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 95-60, which exempts certain transactions between insurance company general accounts and Parties in Interest; and PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager". There can be no assurance that any of these class exemptions will apply with respect to any particular Plan investment in the Certificates or, even if it were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the availability of other exemptions with respect to the Certificates offered thereby.

Insurance Company General Accounts

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Notes should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Consultation With Counsel

     Any Plan fiduciary which proposes to purchase Offered Certificates on behalf of or with assets of a Plan should consider its general fiduciary obligations under ERISA and should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of any prohibited transaction exemption in connection therewith.

Tax Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions".


                                LEGAL INVESTMENT

     If so specified in the related Prospectus Supplement, the Offered Certificates will constitute "mortgage related securities" for purposes of SMMEA. Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities", Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations such regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures". In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities". The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS (as defined herein). The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

     The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. The Depositor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor to cover expenses related thereto. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

          1. By negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

          2. By placements by the Depositor with institutional investors through dealers; and

          3. By direct placements by the Depositor with institutional investors.

     In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to any series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or institutional investors.


                                  LEGAL MATTERS

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Thacher Proffitt & Wood.


                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.


                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

401(c) Regulations......................................................95
Accrual Certificates.....................................................4
Accrual Period    ......................................................71
Accrued Certificate Interest............................................29
Act               ......................................................62
ADA               ......................................................65
ARM Loans         ......................................................19
Available Distribution Amount...........................................28
Book-Entry Certificates.................................................28
Call Risk         ......................................................10
Cash Flow Agreement......................................................6
CERCLA            ......................................................62
Certificate Account.....................................................21
Certificate Balance......................................................4
Certificate Owner ......................................................35
Certificates      .......................................................i
Closing Date      ......................................................69
Code              .......................................................7
Commercial Properties.............................................i, 2, 16
Commission        ......................................................iv
Committee Report  ......................................................69
Companion Class   ......................................................31
Condemnation Proceeds...................................................42
Contributions Tax ......................................................80
Controlled Amortization Class...........................................30
Controlled Amortization Classes..........................................3
Cooperatives      ......................................................16
CPR               ......................................................24
Credit Support    .......................................................6
Crime Control Act ......................................................66
Cut-off Date      ...................................................5, 30
Debt Service Coverage Ratio.............................................17
Definitive Certificates.................................................28
Depositor         .......................................................i
Determination Date..................................................22, 29
Deutsche Bank Group.....................................................27
Distribution Date .......................................................4
Distribution Date Statement.............................................32
DMARC Trust       ......................................................27
DOL               ......................................................94
DTC               ...................................................v, 35
DTC Participants  ......................................................35
Due Dates         ......................................................19
Due Period        ......................................................22
Equity Participation....................................................19
ERISA             ...................................................7, 93
Exchange Act      .......................................................v
Extension Risk    ......................................................10
FAMC              ......................................................20
FHLMC             ......................................................20
Financial Intermediary..................................................35
FNMA              ......................................................20
Garn Act          ......................................................63
GNMA              ......................................................20
Grantor Trust Certificates...............................................7
Grantor Trust Fractional Interest Certificate...........................84
Grantor Trust Fund......................................................67
Insurance Proceeds......................................................42
IRS               ..................................................45, 66
Issue Premium     ......................................................75
Letter of Credit Bank...................................................55
Liquidation Proceeds....................................................42
Loan-to-Value Ratio.....................................................18
Lock-out Date     ......................................................19
Lock-out Period   ......................................................19
Manager           .......................................................1
Mark-to-Market Regulations..............................................78
Master Servicer   .......................................................1
MBS               ................................................i, 3, 16
MBS Administrator .......................................................1
MBS Agreement     ......................................................20
MBS Issuer        ......................................................20
MBS Servicer      ......................................................20
MBS Trustee       ......................................................20
Mortgage          ......................................................16
Mortgage Asset Pool......................................................i
Mortgage Asset Seller...................................................16
Mortgage Assets   ...................................................i, 16
Mortgage Loans    ................................................i, 1, 16
Mortgage Notes    ......................................................16
Mortgage Rate     .......................................................2
Mortgaged Properties....................................................16
Mortgages         ......................................................56
Multifamily Properties.........................................i, 1, 2, 16
Net Leases        ......................................................18
Net Operating Income....................................................17
Nonrecoverable Advance..................................................31
Notional Amount   .......................................................4
Offered Certificates.....................................................i
OID Regulations   ......................................................67
Originator        ......................................................16
OTS               ......................................................97
Parties in Interest.....................................................94
Pass-Through Rate .......................................................4
Percentage Interest.....................................................29
Permitted Investments...................................................42

Plan Asset Regulations..................................................94
Plans             ......................................................93
Policy Statement  ......................................................97
Pooling and Servicing Agreement..........................................3
Prepayment Assumption...............................................69, 87
Prepayment Interest Shortfall...........................................22
Prepayment Period ......................................................33
Prepayment Premium......................................................19
Prohibited Transactions Tax.............................................80
Prospectus Supplement....................................................i
PTCE              ......................................................95
Purchase Price    ......................................................38
Rating Agency     .......................................................7
Record Date       ......................................................29
Related Proceeds  ......................................................31
Relief Act        ......................................................65
REMIC             .................................................iii, 67
REMIC Administrator..................................................iv, 1
REMIC Certificates......................................................67
REMIC Provisions  ......................................................67
REMIC Regular Certificates...............................................7
REMIC Regulations ......................................................67
REMIC Residual Certificates..............................................7
REO Property      ......................................................40
Residual Owner    ......................................................74
RICO              ......................................................66
Senior Certificates......................................................3
Senior Liens      ......................................................16
SMMEA             .......................................................7
SPA               ......................................................24
Special Servicer  .......................................................1
Stripped Interest Certificates...........................................3
Stripped Principal Certificates..........................................3
Sub-Servicer      ......................................................41
Sub-Servicing Agreement.................................................41
Subordinate Certificates.................................................3
Superlien         ......................................................62
Tax Exempt Investor.....................................................96
Tiered REMICs     ......................................................69
Title V           ......................................................65
Trust Assets      ......................................................iv
Trust Fund        .......................................................i
Trustee           .......................................................1
UBTI              ......................................................96
UCC               ......................................................57
Value             ......................................................18
Voting Rights     ......................................................34
Warranting Party  ......................................................38

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED ________, 199_



                                         [Version 2 - Health Care Concentration]

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                       Mortgage Pass-Through Certificates

     The mortgage pass-through certificates offered hereby (the "Offered Certificates") and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") to be formed by Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") and including a segregated pool (a "Mortgage Asset Pool") of various types of multifamily and commercial mortgage loans ("Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). The Mortgage Loans in (and the mortgage loans underlying the MBS in) any Trust Fund will be secured by first or junior liens on, or security interests in, one or more of the following types of real property: (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units and mobile home parks; and (ii) commercial properties consisting of office buildings, retail shopping facilities, hotels and motels, Health
Care-Related Facilities (as defined herein), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, restaurants, mixed use properties (that is, any combination of the foregoing), and unimproved land. However, restaurants will not represent security for a material concentration of the Mortgage Loans in (or the mortgage loans underlying the MBS in) any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets. See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

         The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination; Retirement of the Certificates".
                                                  (cover continued on next page)
                                    --------

PROCEEDS  OF THE ASSETS IN THE  RELATED  TRUST  FUND WILL BE THE SOLE  SOURCE OF
PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE ASSETS WILL BE GUARANTEED OR INSURED BY THE DEPOSITOR OR ANY OF ITS AFFILIATES OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                    --------

     Prospective investors should review the information appearing on page 8 herein under the caption "Risk Factors" and such information as may be set forth under the caption "Risk Factors" in the related Prospectus Supplement before purchasing any Offered Certificate.

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" and in the related Prospectus Supplement.

     There will be no secondary market for the Offered Certificates of any series prior to the offering thereof. There can be no assurance that a secondary market for any Offered Certificates will develop or, if it does develop,

                                      (ii)

that it will continue. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

                                    --------

                   The date of this Prospectus is ______, 199_

                                      (iii)

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;
(iv) are entitled to distributions of interest, with disproportionate, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or
(vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (each, a "REMIC") for federal income tax purposes. If applicable, the Prospectus Supplement for a series of Certificates will specify which class or classes of such series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC. See "Certain Federal Income Tax Consequences".

     An Index of Principal Definitions is included at the end of this Prospectus specifying the location of definitions of important or frequently used defined terms.

                                      (iv)

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount, if any, of each such class, the rate at which interest accrues from time to time, if at all, with respect to each such class or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount, if any, or on a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets, including the Mortgage Assets, constituting the related Trust Fund (all such assets, with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person (the "REMIC Administrator") responsible for the various tax-related duties in respect of each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the Trustee (as defined herein) of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the Master Servicer and any Special Servicer (each as defined herein) of such Mortgage Loans and the circumstances under which all or a portion, as specified, of the servicing of a Mortgage Loan would transfer from the Master Servicer to the Special Servicer; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

     No dealer, salesman, or other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or any related Prospectus Supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or any other person. Neither the delivery of this Prospectus or any related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein since the date hereof or therein since the date thereof. This Prospectus and any related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                       (v)

     The Master Servicer, the Trustee or another specified person will cause to be provided to registered holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class or series of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates".

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Depositor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Depositor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Depositor fulfills its reporting obligations as described in its written request. If such request is granted, the Depositor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Such requests to the Depositor should be directed in writing to the Depositor at One International Place, Room 608, Boston, Massachusetts 02110, Attention: Secretary, or by telephone at (617) 951-7690.

                                      (vi)

                                TABLE OF CONTENTS


                                                                                                                             Page
                                                                                                                             ----

PROSPECTUS SUPPLEMENT........................................................................................................ iv

AVAILABLE INFORMATION........................................................................................................ iv

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE............................................................................  v

SUMMARY OF PROSPECTUS........................................................................................................  1

RISK FACTORS.................................................................................................................  8
         Limited Liquidity of Offered Certificates...........................................................................  8
         Credit Support Limitations..........................................................................................  9
         Effect of Prepayments on Average Life of Certificates...............................................................  9
         Effect of Prepayments on Yield of Certificates ..................................................................... 11
         Limited Nature of Ratings........................................................................................... 11
         Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans................................... 11
         Inclusion of Delinquent and Nonperforming Mortgage Loans in a Mortgage Asset Pool................................... 15
         Termination......................................................................................................... 15
         Risks Associated with Health Care-Related Properties................................................................ 15

DESCRIPTION OF THE TRUST FUNDS............................................................................................... 16
         General............................................................................................................. 16
         Mortgage Loans...................................................................................................... 16
         MBS................................................................................................................. 22
         Certificate Accounts................................................................................................ 23
         Credit Support...................................................................................................... 23
         Cash Flow Agreements................................................................................................ 23

YIELD AND MATURITY CONSIDERATIONS............................................................................................ 24
         General............................................................................................................. 24
         Pass-Through Rate................................................................................................... 24
         Payment Delays...................................................................................................... 24
         Certain Shortfalls in Collections of Interest....................................................................... 24
         Yield and Prepayment Considerations................................................................................. 25
         Weighted Average Life and Maturity.................................................................................. 26
         Other Factors Affecting Yield, Weighted Average Life and Maturity................................................... 27

THE DEPOSITOR................................................................................................................ 29

DEUTSCHE BANK AG............................................................................................................. 29

DESCRIPTION OF THE CERTIFICATES.............................................................................................. 30
         General............................................................................................................. 30


                                                        (vii)

         Distributions of Interest on the Certificates....................................................................... 31
         Distributions of Principal of the Certificates...................................................................... 32
         Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
         Participations...................................................................................................... 33
         Allocation of Losses and Shortfalls................................................................................. 33
         Advances in Respect of Delinquencies................................................................................ 33
         Reports to Certificateholders....................................................................................... 34
         Voting Rights....................................................................................................... 36
         Termination......................................................................................................... 36
         Book-Entry Registration and Definitive Certificates................................................................. 37

DESCRIPTION OF THE POOLING AGREEMENTS........................................................................................ 38
         General............................................................................................................. 38
         Assignment of Mortgage Loans; Repurchases........................................................................... 39
         Representations and Warranties; Repurchases......................................................................... 40
         Collection and Other Servicing Procedures........................................................................... 41
         Sub-Servicers....................................................................................................... 43
         Certificate Account................................................................................................. 44
         Modifications, Waivers and Amendments of Mortgage Loans............................................................. 46
         Realization Upon Defaulted Mortgage Loans........................................................................... 47
         Hazard Insurance Policies........................................................................................... 48
         Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 49
         Servicing Compensation and Payment of Expenses...................................................................... 49
         Evidence as to Compliance........................................................................................... 50
         Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the
         Depositor........................................................................................................... 51
         Events of Default................................................................................................... 52
         Rights Upon Event of Default........................................................................................ 53
         Amendment........................................................................................................... 53
         List of Certificateholders.......................................................................................... 54
         The Trustee......................................................................................................... 54
         Duties of the Trustee............................................................................................... 55
         Certain Matters Regarding the Trustee............................................................................... 55
         Resignation and Removal of the Trustee.............................................................................. 55

DESCRIPTION OF CREDIT SUPPORT................................................................................................ 55
         General............................................................................................................. 55
         Subordinate Certificates............................................................................................ 56
         Insurance or Guarantees with Respect to Mortgage Loans.............................................................. 56
         Letter of Credit.................................................................................................... 57
         Certificate Insurance and Surety Bonds.............................................................................. 57
         Reserve Funds....................................................................................................... 57
         Credit Support with respect to MBS.................................................................................. 57

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS...................................................................................... 58
         General............................................................................................................. 58





                                                        (viii)

         Types of Mortgage Instruments....................................................................................... 58
         Leases and Rents.................................................................................................... 59
         Personalty.......................................................................................................... 59
         Foreclosure......................................................................................................... 59
         Bankruptcy Laws..................................................................................................... 63
         Environmental Considerations........................................................................................ 64
         Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 65
         Junior Liens; Rights of Holders of Senior Liens..................................................................... 66
         Subordinate Financing............................................................................................... 66
         Default Interest and Limitations on Prepayments..................................................................... 66
         Applicability of Usury Laws......................................................................................... 67
         Certain Laws and Regulations........................................................................................ 67
         Americans with Disabilities Act..................................................................................... 67
         Soldiers' and Sailors' Civil Relief Act of 1940..................................................................... 68
         Forfeitures in Drug and RICO Proceedings............................................................................ 68

CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................................................................... 68
         General............................................................................................................. 68
         REMICs.............................................................................................................. 69
         Grantor Trust Funds................................................................................................. 86

STATE AND OTHER TAX CONSEQUENCES............................................................................................. 95

ERISA CONSIDERATIONS......................................................................................................... 96
         General............................................................................................................. 96
         Plan Asset Regulations.............................................................................................. 96
         Consultation With Counsel........................................................................................... 98
         Tax Exempt Investors................................................................................................ 98

LEGAL INVESTMENT............................................................................................................. 98

USE OF PROCEEDS..............................................................................................................100

METHOD OF DISTRIBUTION.......................................................................................................100

LEGAL MATTERS................................................................................................................101

FINANCIAL INFORMATION........................................................................................................101

RATING.......................................................................................................................102

INDEX OF PRINCIPAL DEFINITIONS...............................................................................................103


                              SUMMARY OF PROSPECTUS

         The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Securities Offered..................     Mortgage pass-through certificates.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware corporation. See
                                        "The Depositor".

Trustee.............................    The  trustee  (the  "Trustee")  for each
                                        series of Certificates  will be named in
                                        the related Prospectus  Supplement.  See
                                        "Description      of     the     Pooling
                                        Agreements-The Trustee".

Master Servicer.....................    If a Trust Fund includes Mortgage Loans,
                                        then the master  servicer  (the  "Master
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be  named  in the
                                        related   Prospectus   Supplement.   See
                                        "Description      of     the     Pooling
                                        Agreements-Certain Matters Regarding the
                                        Master Servicer,  the Special  Servicer,
                                        the   REMIC    Administrator   and   the
                                        Depositor".

Special Servicer....................    If a Trust Fund includes Mortgage Loans,
                                        then the special  servicer (the "Special
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be named,  or the
                                        circumstances   under  which  a  Special
                                        Servicer  may  be   appointed   will  be
                                        described,  in  the  related  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Pooling  Agreements-Collection and Other
                                        Servicing Procedures".

MBS Administrator...................    If a Trust Fund  includes  MBS, then the
                                        entity   responsible  for  administering
                                        such MBS (the "MBS  Administrator") will
                                        be  named  in  the  related   Prospectus
                                        Supplement. If an entity other than the Trustee and the Master Servicer is the MBS Administrator, such entity will be herein referred to as the "Manager".

REMIC Administrator.................    The person (the  "REMIC  Administrator")
                                        responsible for the various tax- related
                                        administration  duties  for a series  of
                                        Certificates  as to  which  one or  more
                                        REMIC  elections have been made, will be
                                        named   in   the   related    Prospectus
                                        Supplement.  See "Certain Federal Income
                                        Tax  Consequences-REMIC's-Reporting  and
                                        Other Administrative Matters."

The Mortgage Assets.................    The Mortgage  Assets will be the primary
                                        assets of any Trust Fund.  The  Mortgage
                                        Assets  with  respect to each  series of
                                        Certificates  will, in general,  consist
                                        of a pool of mortgage  loans  ("Mortgage
                                        Loans") secured by first or junior liens
                                        on, or  security  interests  in,  one or
                                        more  of the  following  types  of  real
                                        property:   (i)  residential  properties
                                        ("Multifamily Properties") consisting of
                                        five     or     more      rental      or
                                        cooperatively-owned  dwelling  units  in
                                        high-rise,  mid-rise or garden apartment
                                        buildings or other residential
                                        structures,  and mobile home parks;  and
                                        (ii) commercial properties  ("Commercial
                                        Properties")    consisting   of   office
                                        buildings,  retail  shopping  facilities
                                        (such as  shopping  centers,  malls  and
                                        individual  stores),  hotels and motels,
                                        Health   Care-Related   Facilities   (as
                                        defined  herein),  recreational  vehicle
                                        parks,       warehouse       facilities,
                                        mini-warehouse facilities,  self-storage
                                        facilities,    industrial    facilities,
                                        parking  lots,  restaurants,  mixed  use
                                        properties  (that is, any combination of
                                        the  foregoing),  and  unimproved  land.
                                        However,  restaurants will not represent
                                        security for a material concentration of
                                        the  Mortgage  Loans in any Trust  Fund,
                                        based on  principal  balance at the time
                                        such Trust Fund is formed.  The Mortgage
                                        Loans will not be  guaranteed or insured
                                        by   the   Depositor   or   any  of  its
                                        affiliates or, unless otherwise provided
                                        in the related Prospectus Supplement, by
                                        any      governmental      agency     or
                                        instrumentality  or by any other person.
                                        If   so   specified   in   the   related
                                        Prospectus  Supplement,   some  Mortgage
                                        Loans may be delinquent or nonperforming as of the date the related Trust Fund is formed.

                                        As and to the  extent  described  in the
                                        related   Prospectus    Supplement,    a
                                        Mortgage  Loan  (i) may  provide  for no
                                        accrual of  interest  or for  accrual of
                                        interest  thereon at an interest rate (a
                                        "Mortgage  Rate") that is fixed over its
                                        term or that  adjusts from time to time,
                                        or  that   may  be   converted   at  the
                                        borrower's  election  from an adjustable
                                        to a  fixed  Mortgage  Rate,  or  from a
                                        fixed to an  adjustable  Mortgage  Rate,
                                        (ii) may provide  for level  payments to
                                        maturity  or for  payments  that  adjust
                                        from time to time to accommodate changes
                                        in the  Mortgage  Rate or to reflect the
                                        occurrence  of certain  events,  and may
                                        permit negative amortization,  (iii) may
                                        be fully  amortizing or may be partially
                                        amortizing  or  nonamortizing,   with  a
                                        balloon   payment   due  on  its  stated
                                        maturity  date,  (iv) may prohibit  over
                                        its  term  or  for  a   certain   period
                                        prepayments  and/or require payment of a
                                        premium or a yield  maintenance  payment
                                        in connection  with certain  prepayments
                                        and  (v) may  provide  for  payments  of
                                        principal,  interest  or  both,  on  due
                                        dates  that  occur  monthly,  quarterly,
                                        semi-annually  or at such other interval
                                        as   is   specified   in   the   related
                                        Prospectus  Supplement.   Each  Mortgage
                                        Loan will have had an original term to maturity of not more than 40 years. No Mortgage Loan will have been originated by the Depositor. See "Description of the Trust Funds-Mortgage Loans".

                                        If  any  Mortgage   Loan,  or  group  of
                                        related  Mortgage  Loans,  constitutes a
                                        concentration of credit risk,  financial
                                        statements     or    other     financial
                                        information  with respect to the related
                                        Mortgaged    Property    or    Mortgaged
                                        Properties   will  be  included  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description of the Trust Funds-Mortgage
                                        Loans-Mortgage   Loan   Information   in
                                        Prospectus Supplements".

                                        If and to the  extent  specified  in the
                                        related   Prospectus   Supplement,   the
                                        Mortgage Assets with respect to a series
                                        of  Certificates  may also  include,  or
                                        consist  of,  mortgage   participations,
                                        mortgage    pass-through    certificates
                                        and/or
                                        other     mortgage-backed     securities
                                        (collectively,  "MBS"), that evidence an
                                        interest  in, or are secured by a pledge
                                        of,  one or  more  mortgage  loans  that
                                        conform  to  the   descriptions  of  the
                                        Mortgage  Loans  contained   herein  and
                                        which may or may not be issued, insured or guaranteed by the United States or an agency or instrumentality thereof. See "Description of the Trust Funds-MBS".

The Certificates....................    Each  series  of  Certificates  will  be
                                        issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related
                                        Prospectus Supplement (in any case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust
                                        Fund.

                                        As described  in the related  Prospectus
                                        Supplement,  the  Certificates  of  each
                                        series,     including     the    Offered
                                        Certificates of such series, may consist
                                        of one or more  classes of  Certificates
                                        that, among other things: (i) are senior
                                        (collectively, "Senior Certificates") or
                                        subordinate (collectively,  "Subordinate
                                        Certificates")  to  one  or  more  other
                                        classes of  Certificates  in entitlement
                                        to   certain    distributions   on   the
                                        Certificates;   (ii)  are   entitled  to
                                        distributions    of   principal,    with
                                        disproportionate,    nominal    or    no
                                        distributions of interest (collectively,
                                        "Stripped   Principal    Certificates");
                                        (iii) are entitled to  distributions  of
                                        interest, with disproportionate, nominal
                                        or   no   distributions   of   principal
                                        (collectively,     "Stripped    Interest
                                        Certificates");    (iv)    provide   for
                                        distributions  of  interest  thereon  or
                                        principal  thereof  that  commence  only
                                        after the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes of  Certificates  of such
                                        series; (v) provide for distributions of
                                        principal  thereof to be made, from time
                                        to time or for designated  periods, at a
                                        rate that is faster (and, in some cases,
                                        substantially faster) or slower (and, in
                                        some cases,  substantially  slower) than
                                        the  rate at  which  payments  or  other
                                        collections of principal are received on
                                        the Mortgage Assets in the related Trust
                                        Fund; (vi) provide for  distributions of
                                        principal thereof to be made, subject to
                                        available  funds,  based on a  specified
                                        principal   payment  schedule  or  other
                                        methodology;   or  (vii)   provide   for
                                        distribution based on collections on the
                                        Mortgage  Assets  in the  related  Trust
                                        Fund    attributable    to    prepayment
                                        premiums, yield maintenance payments or equity participations.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may  include  one or  more
                                        "Controlled Amortization Classes", which
                                        will  entitle  the  holders  thereof  to
                                        receive     principal      distributions
                                        according   to  a  specified   principal
                                        payment  schedule.  Although  prepayment
                                        risk cannot be  eliminated  entirely for
                                        any class of Certificates,  a Controlled
                                        Amortization    Class   will   generally
                                        provide a relatively stable cash flow so
                                        long as the actual rate of prepayment on
                                        the Mortgage  Loans in the related Trust
                                        Fund remains relatively  constant at the
                                        rate,  or within the range of rates,  of
                                        prepayment   used   to   establish   the
                                        specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more other classes of the same series, any of which other classes may also be a class of Offered Certificates. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates".

                                        Each class of  Certificates,  other than
                                        certain  classes  of  Stripped  Interest
                                        Certificates   and  certain  classes  of
                                        REMIC Residual  Certificates (as defined
                                        herein),  will  have an  initial  stated
                                        principal    amount   (a    "Certificate
                                        Balance");    and    each    class    of
                                        Certificates, other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates,  will  accrue  interest on
                                        its Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,  on a  notional  amount (a
                                        "Notional  Amount"),  based  on a fixed,
                                        variable or adjustable  interest rate (a
                                        "Pass-Through    Rate").   The   related
                                        Prospectus  Supplement  will specify the
                                        Certificate  Balance,   Notional  Amount
                                        and/or  Pass-Through  Rate  (or,  in the
                                        case  of  a   variable   or   adjustable
                                        Pass-Through   Rate,   the   method  for
                                        determining such rate), as applicable, for each class of Offered Certificates.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  class   of
                                        Certificates   may   have  two  or  more
                                        component     parts,     each     having
                                        characteristics   that   are   otherwise
                                        described herein as being attributable to separate and distinct classes.

                                        The Certificates  will not be guaranteed
                                        or  insured by the  Depositor  or any of
                                        its  affiliates,   by  any  governmental
                                        agency  or  instrumentality  or  by  any
                                        other person or entity, unless otherwise
                                        provided  in  the   related   Prospectus
                                        Supplement.  See  "Risk  Factors-Limited
                                        Assets".

Distributions of Interest on the
  Certificates......................    Interest   on  each   class  of  Offered
                                        Certificates (other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates) of each series will accrue
                                        at the applicable  Pass-Through  Rate on
                                        the Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,    the   Notional   Amount
                                        thereof  outstanding  from  time to time
                                        and    will    be     distributed     to
                                        Certificateholders  as  provided  in the
                                        related  Prospectus  Supplement (each of
                                        the    specified    dates    on    which
                                        distributions   are   to  be   made,   a
                                        "Distribution  Date").  Distributions of
                                        interest  with  respect  to one or  more
                                        classes of  Certificates  (collectively,
                                        "Accrual Certificates") may not commence
                                        until the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes  of   Certificates,   and
                                        interest accrued with respect to a class
                                        of  Accrual  Certificates  prior  to the
                                        occurrence  of such an event will either
                                        be  added  to  the  Certificate  Balance
                                        thereof   or   otherwise   deferred   as
                                        described  in  the  related   Prospectus
                                        Supplement.  Distributions  of  interest
                                        with  respect to one or more  classes of
                                        Certificates   may  be  reduced  to  the
                                        extent of certain delinquencies,  losses
                                        and other contingencies described herein
                                        and
                                        in the  related  Prospectus  Supplement.
                                        See "Risk  Factors-Effect of Prepayments
                                        on  Average  Life of  Certificates"  and
                                        "-Effect  of  Prepayments  on  Yield  of
                                        Certificates",   "Yield   and   Maturity
                                        Considerations-Certain   Shortfalls   in
                                        Collections     of     Interest"     and
                                        "Description   of   the    Certificates-
                                        Distributions   of   Interest   on   the
                                        Certificates".

Distributions of Principal of
  the Certificates..................    Each  class  of   Certificates  of  each
                                        series  (other than  certain  classes of
                                        Stripped   Interest   Certificates   and
                                        certain   classes   of  REMIC   Residual
                                        Certificates)  will  have a  Certificate
                                        Balance.  The  Certificate  Balance of a
                                        class of Certificates  outstanding  from
                                        time to time will  represent the maximum
                                        amount that the holders thereof are then
                                        entitled   to   receive  in  respect  of
                                        principal  from  future cash flow on the
                                        assets in the related  Trust  Fund.  The
                                        initial aggregate Certificate Balance of
                                        all classes of a series of  Certificates
                                        will not be greater than the outstanding
                                        principal   balance   of   the   related
                                        Mortgage  Assets as of a specified  date
                                        (the "Cut-off Date"),  after application
                                        of  scheduled  payments due on or before
                                        such date,  whether or not received.  As
                                        and  to the  extent  described  in  each
                                        Prospectus Supplement,  distributions of
                                        principal  with  respect to the  related
                                        series of  Certificates  will be made on
                                        each Distribution Date to the holders of
                                        the class or classes of  Certificates of
                                        such series then entitled  thereto until
                                        the   Certificate   Balances   of   such
                                        Certificates  have been reduced to zero.
                                        Distributions  of principal with respect
                                        to one or more classes of  Certificates:
                                        (i) may be made at a rate that is faster
                                        (and,   in  some  cases,   substantially
                                        faster) or slower  (and,  in some cases,
                                        substantially  slower)  than the rate at
                                        which  payments or other  collections of
                                        principal  are  received on the Mortgage
                                        Assets in the related  Trust Fund;  (ii)
                                        may not commence until the occurrence of
                                        certain  events,  such as the retirement
                                        of  one  or  more   other   classes   of
                                        Certificates  of the same series;  (iii)
                                        may  be   made,   subject   to   certain
                                        limitations,   based   on  a   specified
                                        principal payment schedule;  or (iv) may
                                        be contingent on the specified principal
                                        payment  schedule  for another  class of
                                        the  same  series  and the rate at which
                                        payments   and  other   collections   of
                                        principal on the Mortgage  Assets in the
                                        related Trust Fund are received.  Unless
                                        otherwise   specified   in  the  related
                                        Prospectus Supplement,  distributions of
                                        principal   of  any  class  of   Offered
                                        Certificates will be made on a pro rata basis among all of the Certificates of such class. See "Description of the Certificates-Distributions of Principal of the Certificates".

Credit Support and
Cash Flow Agreements................    If so provided in the related Prospectus
                                        Supplement,  partial or full  protection
                                        against  certain  defaults and losses on
                                        the Mortgage Assets in the related Trust
                                        Fund  may be  provided  to  one or  more
                                        classes of  Certificates  of the related
                                        series in the form of  subordination  of
                                        one   or   more    other    classes   of
                                        Certificates of such series, which other
                                        classes may include one or more  classes
                                        of  Offered  Certificates,  or by one or
                                        more  other  types  of  credit  support,
                                        which may include a letter of credit,  a
                                        surety bond, an insurance
                                        policy, a guarantee,  a reserve fund, or
                                        a combination thereof (any such coverage
                                        with respect to the  Certificates of any
                                        series,   "Credit   Support").   If   so
                                        provided  in  the   related   Prospectus
                                        Supplement,  a Trust  Fund may  include:
                                        (i)  guaranteed   investment   contracts
                                        pursuant  to  which  moneys  held in the
                                        funds and accounts  established  for the
                                        related  series  will be  invested  at a
                                        specified  rate;  or (ii)  interest rate
                                        exchange  agreements,  interest rate cap
                                        or floor agreements, or other agreements
                                        designed   to  reduce  the   effects  of
                                        interest   rate   fluctuations   on  the
                                        Mortgage   Assets  or  on  one  or  more
                                        classes   of   Certificates   (any  such
                                        agreement,  in the case of clause (i) or
                                        (ii), a "Cash Flow Agreement").  Certain
                                        relevant   information   regarding   any
                                        applicable  Credit  Support or Cash Flow
                                        Agreement  will  be  set  forth  in  the
                                        Prospectus  Supplement  for a series  of
                                        Offered    Certificates.    See    "Risk
                                        Factors-Credit   Support   Limitations",
                                        "Description  of the Trust  Funds-Credit
                                        Support" and "-Cash Flow Agreements" and
                                        "Description of Credit Support".

Advances............................    If  and to the  extent  provided  in the
                                        related  Prospectus  Supplement,   if  a
                                        Trust Fund includes  Mortgage Loans, the
                                        Master Servicer,  the Special  Servicer,
                                        the  Trustee,  any  provider  of  Credit
                                        Support   and/or  any  other   specified
                                        person may be obligated to make, or have
                                        the option of making,  certain  advances
                                        with  respect  to  delinquent  scheduled
                                        payments of principal and/or interest on
                                        such Mortgage  Loans.  Any such advances
                                        made  with   respect  to  a   particular
                                        Mortgage Loan will be reimbursable  from
                                        subsequent recoveries in respect of such
                                        Mortgage   Loan  and  otherwise  to  the
                                        extent   described  herein  and  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description    of   the    Certificates
                                        -Advances in Respect of  Delinquencies".
                                        If  and to the  extent  provided  in the
                                        Prospectus  Supplement  for a series  of
                                        Certificates,  any  entity  making  such
                                        advances  may  be  entitled  to  receive
                                        interest  thereon for a specified period
                                        during  which  certain  or all  of  such
                                        advances are  outstanding,  payable from
                                        amounts in the related  Trust Fund.  See
                                        "Description   of   the    Certificates-
                                        Advances  in Respect of  Delinquencies".
                                        If  a  Trust  Fund   includes  MBS,  any
                                        comparable  advancing  obligation  of  a
                                        party to the related Pooling  Agreement,
                                        or  of  a  party  to  the   related  MBS
                                        Agreement, will be described in the related Prospectus Supplement.

Optional Termination................    If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may be subject to optional
                                        early termination through the repurchase
                                        of the  Mortgage  Assets in the  related
                                        Trust  Fund  by  the  party  or  parties
                                        specified     therein,     under     the
                                        circumstances  and  in  the  manner  set
                                        forth  therein.  If so  provided  in the
                                        related Prospectus Supplement,  upon the
                                        reduction of the Certificate  Balance of
                                        a   specified   class  or   classes   of
                                        Certificates  by a specified  percentage
                                        or amount or upon a  specified  date,  a
                                        party    specified    therein   may   be
                                        authorized  or required to solicit  bids
                                        for the  purchase of all of the Mortgage
                                        Assets of the related  Trust Fund, or of
                                        a  sufficient  portion of such  Mortgage
                                        Assets to retire  such class or classes,
                                        under  the   circumstances  and  in  the
                                        manner    set   forth    therein.    See
                                        "Description   of   the    Certificates-
                                        Termination".

Certain Federal Income Tax
  Consequences......................    The  Certificates  of each  series  will
                                        constitute  or  evidence   ownership  of
                                        either (i) "regular  interests"  ("REMIC
                                        Regular   Certificates")  and  "residual
                                        interests"        ("REMIC       Residual
                                        Certificates")  in a  Trust  Fund,  or a
                                        designated portion thereof, treated as a
                                        REMIC under  Sections  860A through 860G
                                        of the  Internal  Revenue  Code  of 1986
                                        (the   "Code"),    or   (ii)   interests
                                        ("Grantor  Trust   Certificates")  in  a
                                        Trust Fund  treated  as a grantor  trust
                                        (or  a  partnership)   under  applicable
                                        provisions of the Code.

                                        Investors  are advised to consult  their
                                        tax advisors concerning the specific tax
                                        consequences  to them  of the  purchase,
                                        ownership and disposition of the Offered
                                        Certificates   and  to  review  "Certain
                                        Federal Income Tax Consequences"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment....................    The Offered Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of  the   Secondary   Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended ("SMMEA"),  only if so specified
                                        in the  related  Prospectus  Supplement.
                                        Investors whose investment  authority is
                                        subject  to  legal  restrictions  should
                                        consult   their   legal    advisors   to
                                        determine whether and to what extent the
                                        Offered  Certificates  constitute  legal
                                        investments   for   them.   See   "Legal
                                        Investment"  herein  and in the  related
                                        Prospectus Supplement.

Rating..............................    At their  respective  dates of issuance,
                                        each class of Offered  Certificates will
                                        be rated not lower than investment grade
                                        by one  or  more  nationally  recognized
                                        statistical  rating  agencies  (each,  a
                                        "Rating  Agency").  See "Rating"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.

Limited Liquidity of Offered Certificates

     General. The Offered Certificates of any series may have limited or no liquidity. Accordingly, an investor may be forced to bear the risk of its investment in any Offered Certificates for an indefinite period of time. Furthermore, except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-Termination".

     Lack of a Secondary Market. There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or that it will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Limited Nature of Ongoing Information. The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates-Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Sensitivity to Fluctuations in Prevailing Interest Rates. Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class (as defined herein) or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency, and the holders of one or more classes of such Offered Certificates will be required to bear the consequent loss. Furthermore, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, if and to the extent described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Credit Support Limitations

     Limitations Regarding Types of Losses Covered. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses; for example, Credit Support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any such losses not covered by Credit Support may, at least in part, be allocated to one or more classes of Offered Certificates.

     Disproportionate Benefits to Certain Classes and Series. A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus
Supplement. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of Senior Certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Offered Certificates of a series are made in a specified order of priority, any related Credit Support may be exhausted before the principal of the later paid classes of Offered Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Offered Certificates having a later right of payment. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     Limitations Regarding the Amount of Credit Support. The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more other classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "Description of the Certificates--Allocation of Losses and Shortfalls" and "Description of Credit Support". If the losses on the related Mortgage Assets do exceed such assumed levels, the holders of one or more classes of Offered Certificates will be required to bear such additional losses.

Effect of Prepayments on Average Life of Certificates

     As a result of prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to obtain new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later, and the average life thereof could be significantly shorter or longer, than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms and provisions of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("Call Risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("Extension Risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the Call Risk and/or Extension Risk that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

Effect of Prepayments on Yield of Certificates

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations".

Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios. Hence, a rating assigned by a Rating Agency does not guarantee or ensure the realization of any anticipated yield on a class of Offered Certificates.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. As a result, the Credit Support required in respect of the Offered Certificates of any series may be insufficient to fully protect the holders thereof from losses on the related Mortgage Asset Pool. See "Description of Credit Support" and "Rating".

Certain  Factors  Affecting  Delinquency,  Foreclosure  and Loss of the Mortgage
Loans

     General. The payment performance of the Offered Certificates of any series will be directly related to the payment performance of the underlying Mortgage Loans. Set forth below is a discussion of certain factors that will affect the full and timely payment of the Mortgage Loans in any Trust Fund. In addition, a description of certain material considerations associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans".

     The Offered Certificates will be directly or indirectly backed by mortgage loans secured by multifamily and/or commercial properties. Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event thereof, than loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds-Mortgage Loans-Default and Loss Considerations with Respect to the Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by factors generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots; and other circumstances, conditions or events beyond the control of a Master Servicer or a Special Servicer. Additional considerations may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator, and the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

     In addition, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Limited Recourse Nature of the Mortgage Loans. It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Foreclosure--Anti-Deficiency Legislation".

     Limitations on Enforceability of Cross-Collateralization. A Mortgage Pool may include groups of Mortgage Loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective Mortgage Loans in a cross-collateralized group, and the cash flows generated thereby, are available to support debt service on, and ultimate repayment of, the aggregate indebtedness evidenced by those Mortgage Loans. These arrangements thus seek to reduce the risk that the inability of one or more of the Mortgaged Properties securing any such group of Mortgage Loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

     There may not be complete identity of ownership of the Mortgaged Properties securing a group of cross-collateralized Mortgage Loans. In such an instance, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Generally, under federal and state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and was then insolvent or was rendered insolvent by such obligation or transfer. Accordingly, a creditor seeking ownership of a Mortgaged Property subject to such cross-collateralization to repay such creditor's claim against the related borrower could assert (i) that such borrower was insolvent at the time the cross-collateralized Mortgage Loans were made and (ii) that such borrower did not, when it allowed its property to be encumbered by a lien securing the indebtedness represented by the other Mortgage Loans in the group of cross-collateralized Mortgage Loans, receive fair consideration or reasonably equivalent value for, in effect, "guaranteeing" the performance of the other borrowers. Although the borrower making such "guarantee" will be receiving "guarantees" from each of the other borrowers in return, there can be no assurance that such exchanged "guarantees" would be found to constitute fair consideration or be of reasonably equivalent value, and no unqualified legal opinion to that effect will be obtained.

     The cross-collateralized Mortgage Loans constituting any group thereof may be secured by mortgage liens on Mortgaged Properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such Mortgage Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the related Mortgages is not impaired or released.

     Increased Risk of Default Associated With Balloon Payments. Certain of the Mortgage Loans included in a Trust Fund may be nonamortizing or only partially amortizing over their terms to maturity and, thus, will require substantial payments of principal and interest (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or the Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans". While the Master Servicer or the Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery than liquidation, taking into account the time value of money, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

     Lender Difficulty in Collecting Rents Upon the Default and/or Bankruptcy of Borrower. Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans-Leases and Rents".

     Limitations on Enforceability of Due-on-Sale and Debt-Acceleration Clauses. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     Risk of Liability Arising From Environmental Conditions. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     Lack of Insurance Coverage for Certain Special Hazard Losses. Unless otherwise specified in a Prospectus Supplement, the Master Servicer and Special Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements-Hazard Insurance Policies".

     Risks of Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans securing certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

Inclusion of Delinquent  and  Nonperforming  Mortgage  Loans in a Mortgage Asset
Pool

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are nonperforming. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments in respect of the subject Mortgage Asset Pool and the yield on the Offered Certificates of such series. See "Description of the Trust Funds-Mortgage Loans-General".

Termination

     If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. In addition, if so specified in the related Prospectus Supplement, upon the reduction of the aggregate principal balance of some or all of the Mortgage Assets by a specified percentage, a party or parties designated therein may be authorized to purchase such Mortgage Assets, generally at a price equal to, in the case of any Mortgage Asset, the unpaid principal balance thereof plus accrued interest (or, in some cases, at fair market value). However, circumstances may arise in which such fair market value may be less than the unpaid balance of the related Mortgage Assets, together with interest thereon, sold and therefore, as a result of such a sale or purchase, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates. See Description of the Certificates--Termination."

Risks Associated with Health Care-Related Properties

     Government Reimbursement Programs. Certain types of Health Care-Related Facilities typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

     Government Regulation. Health Care-Related Facilities are generally subject to federal and state laws and licensing requirements that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of a Health Care-Related Facility securing a defaulted Mortgage Loan would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. In those cases where Health Care-Related Facilities constitute Mortgaged Properties, any of the aforementioned events may adversely affect the ability of the related borrowers to meet their obligations under the Mortgage Loans secured thereby.


                         DESCRIPTION OF THE TRUST FUNDS

General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans ("Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by the Depositor. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "-Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create first or junior liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of one or more of the following types of real property: (i) residential properties ("Multifamily Properties") consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, and mobile home parks; and (ii) commercial properties ("Commercial Properties") consisting of office buildings, retail shopping facilities (such as shopping centers, malls and individual stores), hotels or motels, Health Care-Related Facilities (as defined herein), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, restaurants, mixed use properties

(that is, any combination of the foregoing), and unimproved land. However, restaurants will not represent security for a material concentration of the Mortgage Loans in (or the mortgage loans underlying the MBS in) any Trust Fund, based on principal balance at the time such Trust Fund is formed. The Multifamily Properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations ("Cooperatives"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related senior liens ("Senior Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to such Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and any Senior Liens or purchase the Mortgaged Property subject to such Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular Mortgage Loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     If so specified in the related Prospectus Supplement, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or nonperforming as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or nonperformance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the Mortgage Loans included in a particular Trust Fund may be nonrecourse loans.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments of principal and/or interest on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) noncash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a nonowner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Value" of a Mortgaged Property will be its fair market value as determined by an appraisal of such property conducted by or on behalf of the Originator in connection with the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a Mortgaged Property, value will in all cases be affected by property performance. As a result, if a Mortgage Loan defaults because the income generated by the related Mortgaged Property is insufficient to cover operating costs and expenses and pay debt service, then the value of the Mortgaged Property will reflect such and a liquidation loss may occur.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-General" and "-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments".

     Payment  Provisions of the Mortgage  Loans.  All of the Mortgage Loans will
(i) have had original terms to maturity of not more than 40 years and (ii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at a Mortgage Rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance payment (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which, to the extent then applicable, will generally include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios, (vi) the Mortgage Rates borne by the Mortgage

Loans, or the range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lockout Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to provide the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

     If any Mortgage Loan, or group of related Mortgage Loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related Mortgaged Property or Mortgaged Properties will be included in the related Prospectus Supplement.

     If and to the extent available and relevant to an investment decision in the Offered Certificates of the related series, information regarding the prepayment experience of a Master Servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related Prospectus Supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a Master Servicer's servicing portfolio may be so materially different from those of the related Mortgage Asset Pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the Master Servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a Special Servicer, no comparable prepayment information will be presented with respect to the Special Servicer's multifamily and/or commercial mortgage loan servicing portfolio.

     Mortgage Loans Secured by Health Care-Related Properties. The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Facilities"). "Senior Housing" generally consist of facilities with respect to which the residents are ambulatory, handle their own affairs and typically are couples whose children have left the home and at which the accommodations are usually apartment style. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and with respect to which the tenants are able to medicate themselves but may require assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require extensive medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

     Certain types of Health Care-Related Properties, particularly Acute Care Facilities, Skilled Nursing Facilities and some Assisted Living Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

     Moreover, Health Care-Related Facilities are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of any Health Care-Related Facility securing a defaulted Mortgage Loan (a "Health Care-Related Mortgaged Property") would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. Any of the aforementioned events may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

     Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and certain types of Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

     Further government regulation applicable to Health Care-Related Facilities is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services.
Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti- kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance.

Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Mortgaged Properties that are subject to such laws.

     The operators of Health Care-Related Facilities are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care- Related Facility will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a Health Care-Related Mortgaged Property to flourish in a competitive market may increase the likelihood of foreclosure on the related Mortgage Loan, possibly affecting the yield on one or more classes of the related series of Offered Certificates.

MBS

     MBS may  include  (i)  private-label  (that  is,  not  issued,  insured  or guaranteed by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC"), provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a Mortgage Asset
Pool: (a) either will (i) have been previously registered under the Securities Act of 1933, as amended, (ii) be exempt from such registration requirements or
(iii) have been held for at least the holding period specified in Rule 144(k) under the Securities Act of 1933, as amended; and (b) either (i) will have been acquired (other than from the Depositor or an affiliate thereof) in bona fide secondary market transactions or (ii) if so specified in the related Prospectus Supplement, may be derived from the Depositor's (or an affiliate's) unsold allotments from the Depositor (or an affiliate's) previous offerings.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will be parties to the MBS Agreement, generally together with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify: (i) the aggregate approximate initial and outstanding principal amount(s) and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term(s) to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s), (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, of each of the MBS,
(vi)  a  description  of  the  related  credit   support,   if  any,  (vii)  the
circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.

     The Depositor will provide the same information regarding the MBS in any Trust Fund in its reports filed under the Exchange Act with respect to such Trust Fund as was provided by the related MBS Issuer in its own such reports if such MBS was publicly offered or the reports the related MBS Issuer provides the related MBS Trustee if such MBS was privately issued.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund will be deposited to the extent described herein and in the related Prospectus Supplement. See "Description of the Pooling Agreements-Certificate Account".

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of Credit Support, which may include a letter of credit, a surety bond, an insurance policy, a guarantee, a reserve fund, or any combination thereof. The amount and types of such Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors-Credit Support Limitations" and "Description of Credit Support".

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related Prospectus Supplement. The related Prospectus Supplement will also identify the obligor under the Cash Flow Agreement.

                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors-Effect of Prepayments on Average Life of Certificates". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. A "Due Period" will be a specified time period (generally corresponding in length to the period between Distribution Dates) and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer, Special Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. The related Prospectus Supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the related Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, any consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In general, those factors which increase the attractiveness of selling a Mortgaged Property or refinancing a Mortgage Loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a Mortgage Loan, would be expected to cause the rate of prepayment in respect of any Mortgage Asset Pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any Mortgage Asset Pool to slow.

     The rate of principal payments on the Mortgage Loans in any Trust Fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Unless otherwise specified in the related Prospectus Supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to default, casualties or condemnations affecting the related Mortgaged Properties and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a possibility that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or the Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur (that is, Mortgage Loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues thereon, with the unpaid portion of such interest being added to the related principal balance). Negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Offered Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. In addition, an ARM Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization may occur in respect of an ARM Loan that (i) limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, (ii) provides that its scheduled payment will adjust less frequently than its Mortgage Rate or (iii) provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the reduction of the notional amount thereof). See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources is likely to have any material effect on the rate at which such Certificates are amortized and the consequent yield with respect thereto.


                                  THE DEPOSITOR

     The Depositor is a special purpose corporation incorporated in the State of Delaware on March 22, 1996, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trust in exchange for certificates evidencing interest in such trusts and selling or otherwise distributing such certificates. The Depositor is not an affiliate of Deutsche Bank AG. The principal executive offices of the Depositor are located at One International Place, Room 608, Boston, Massachusetts 02110. Its telephone number is (617) 951-7690. The Depositor's capitalization is nominal. All of the shares of capital stock of the Depositor are held by The Deutsche Mortgage & Asset Receiving Trust, a Massachusetts charitable lead trust (the "DMARC Trust") formed by J H Management Corporation and J H Holdings Corporation, both of which are Massachusetts corporations. J H Holdings Corporation is the trustee of the DMARC Trust, which holds no assets other than the stock of the Depositor. All of the stock of J H Holdings Corporation and of J H Management Corporation is held by the 1960 Trust, an independent charitable organization qualified under
Section 501(c)(3) of the Code, and operated for the benefit of a Massachusetts charitable institution.

     None of the Depositor, J H Management Corporation, Deutsche Bank A.G. or any of their respective affiliates will insure or guarantee distributions on the Certificates of any series.


                                DEUTSCHE BANK AG

     It is anticipated that the assets conveyed to the Trust Fund by the Depositor will have been acquired by the Depositor from Deutsche Bank AG or an affiliate thereof. Deutsche Bank AG is the largest banking institution in the Federal Republic of Germany and one of the largest in the world. It is the parent company of a group (the "Deutsche Bank Group") consisting of commercial banks, investment banking and fund management companies, mortgage banks and property finance companies, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. The Deutsche Bank Group employs over 74,000 staff members at more than 2,400 branches and offices around the world.

                         DESCRIPTION OF THE CERTIFICATES

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest on the Certificate Balance or Notional Amount thereof at a fixed, variable or adjustable rate; (ii) constitute Senior Certificates or Subordinate Certificates; (iii) constitute Stripped Interest Certificates or Stripped Principal Certificates; (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     If so specified in the related Prospectus Supplement, a class of Certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of Certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of Certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The Offered Certificates of each series (if issued as
Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. If so specified in the related Prospectus Supplement, arrangements may be made for clearance and settlement through CEDEL, S.A. or the Euroclear System, if they are participants in DTC.

Distributions

     Distributions on the Certificates of each series will be made on each Distribution Date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available Distribution Amount for any series and Distribution Date will be more specifically described in the related Prospectus Supplement. In general, the Distribution Date for a series of Certificates will be the 25th day of each month (or, if any such 25th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of Certificates is issued.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related Prospectus Supplement. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an Offered Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related
Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class of Offered Certificates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of that portion, if any, of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date or otherwise deferred as described in the related Prospectus Supplement. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a Notional Amount that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest", exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates" and "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest".

Distributions of Principal of the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive as principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). The initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of a specified date (the "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization

Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more other classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement. Alternatively, such items may be retained by the Depositor or any of its affiliates or by any other specified person and/or may be excluded as Trust Assets.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates. See "Description of Credit Support".

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including, in the case of a series that includes one or more classes of Subordinate Certificates, if so identified, collections on other Mortgage Assets in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer, Manager or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

     (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of such class of Offered Certificates that was applied to pay Accrued Certificate Interest;

         (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

     (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

     (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

     (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and, if the related Trust Fund includes MBS, the amount of administrative compensation received by the MBS Administrator;

     (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

     (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent;

     (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally corresponding in length to the period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

     (x) the Certificate Balance or Notional Amount, as the case may be, of such class of Certificates at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     (xiv) the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of Offered Certificates or as a percentage. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, Manager or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "-Book-Entry Registration and Definitive Certificates" below.

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer, Manager or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them. The Depositor will provide the same information with respect to any MBSs in its own reports that were publicly offered and the reports the related MBS Issuer provides to the Trustee if privately issued.

Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements-Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer, Special Servicer or REMIC Administrator. See "Description of the Pooling Agreements-Events of Default", "-Rights Upon Event of Default" and "-Resignation and Removal of the Trustee".

Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment (or provision for payment) to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein.

     In addition, if so provided in the related Prospectus Supplement upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. Circumstances may arise in which such fair market value may be less than the unpaid balance of the Mortgage Loans sold and therefore, as a result of such a sale, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates.

Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global Certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. If so provided in the Prospectus Supplement, arrangements may be made for clearance and settlement through the Euroclear System or CEDEL, S.A., if they are participants in DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions between DTC Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with a DTC Participant that maintains as account with DTC. The rules applicable to DTC and DTC Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through, and will be recorded on the records of, the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Certificates will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such Certificates. The beneficial  ownership  interest  of the  owner of a  Book-Entry  Certificate  (a
"Certificate  Owner")  may only be  transferred  by  compliance  with the rules,
regulations   and   procedures  of  such   Financial   Intermediaries   and  DTC
Participants.

     DTC has no knowledge of the actual Certificate Owners; DTC's records reflect only the identity of the DTC Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit DTC Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such DTC Participant (and not of DTC, the Depositor or any Trustee, Master Servicer, Special Servicer or Manager), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the DTC Participants who in turn will exercise their rights through DTC. The Depositor has been informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more DTC Participants to whose account with DTC interests in the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Certificates.

     Because DTC can act only on behalf of DTC Participants, who in turn act on behalf of Financial Intermediaries and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as "Certificateholders" under and within the meaning of the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS
General

     The Certificates of each series will be issued pursuant to a Pooling Agreement. In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer, the Special Servicer and, if one or more REMIC elections have been made with respect to the Trust Fund, the REMIC Administrator. However, a Pooling Agreement that relates to a Trust Fund that includes MBS may include a Manager as a party, but may not include a Master Servicer, Special Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Asset Seller or an affiliate thereof may perform the functions of Master Servicer, Special Servicer, Manager or REMIC Administrator. If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC Administrator. Any party to a Pooling Agreement or any affiliate thereof may own Certificates issued thereunder; however, except in limited circumstances (including with respect to required consents to certain amendments to a Pooling Agreement),

Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related Series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor".

Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Mortgage Loan to be included in a Trust Fund, deliver, or cause to be delivered, to the related Trustee (or to a custodian appointed by the Trustee as described below) the Mortgage Note endorsed, without recourse, either in blank or to the order of such Trustee (or its nominee), the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or to the Trustee (or its nominee) in recordable form, together with any intervening assignments of the Mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling Agreement. Such assignments may be blanket assignments covering Mortgages on Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers, or causes to be delivered, to the related Trustee (or such custodian) a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because of a delay caused by the public recording office, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment as submitted for recording. The

Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because such Mortgage or assignment has been lost, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related Prospectus Supplement, assignments of Mortgage to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer, the Special Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related Prospectus Supplement (in any event, the "Purchase Price"). If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective Mortgage Loan documentation, and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer or the Special Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so.

     The Trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the Mortgage Loans in any Trust Fund and to maintain possession of and, if applicable, to review the documents relating to such Mortgage Loans, in any case as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Certificates will be set forth in the related Prospectus Supplement.

Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, the Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at the applicable Purchase Price. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party, and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.

Collection and Other Servicing Procedures

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer for any Mortgage Pool, directly or through Sub-Servicers, will each be obligated under the related Pooling Agreement to service and administer the Mortgage Loans in such Mortgage Pool for the benefit of the related Certificateholders, in accordance with applicable law and further in accordance with the terms of such Pooling Agreement, such Mortgage Loans and any instrument of Credit Support included in the related Trust Fund. Subject to the foregoing, the Master Servicer and the Special Servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the Master Servicer and the Special Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided (i) such procedures are consistent with the terms of the related Pooling Agreement and (ii) do not impair recovery under any instrument of Credit Support included in the related Trust Fund. Consistent with the foregoing, the Master Servicer and the Special Servicer will each be permitted, in its discretion, unless otherwise specified in the related Prospectus Supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any Mortgage Loan.

     The Master Servicer and the Special Servicer for any Trust Fund, either separately or jointly, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. The related Prospectus Supplement will specify when and the extent to which servicing of a Mortgage Loan is to be transferred from the Master Servicer to the Special Servicer. In general, and subject to the discussion in the related Prospectus Supplement, a Special Servicer will be responsible for the servicing and administration of: (i) Mortgage Loans that are delinquent in respect of a specified number of scheduled payments; (ii) Mortgage Loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and (iii) REO Properties. If so specified in the related Prospectus Supplement, a Pooling Agreement also may provide that if a default on a Mortgage Loan has occurred or, in the judgment of the related Master Servicer, a payment default is reasonably foreseeable, the related Master Servicer may elect to transfer the servicing thereof, in whole or in part, to the related Special Servicer. Unless otherwise provided in the related Prospectus Supplement, when the circumstances no longer warrant a Special Servicer's continuing to service a particular Mortgage Loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the Special Servicer and such borrower), the Master Servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Special Servicer may perform certain limited duties in respect of Mortgage Loans for which the Master Servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a Master Servicer may perform certain limited duties in respect of any Mortgage Loan for which the Special Servicer is primarily responsible (including, if so specified, continuing to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), making certain calculations with respect to such Mortgage Loan and making remittances and preparing certain reports to the Trustee and/or Certificateholders with respect to such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

     A mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Special Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a mortgagor files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. In general, the Master Servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then, unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer will each be required to take, on behalf of the related Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be required to advance the necessary funds to cure the default or reinstate the Senior Lien, if such advance is in the best interests of the related Certificateholders and the Master Servicer or Special Servicer, as applicable, determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

Sub-Servicers

     A Master Servicer or Special Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer or Special Servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide for servicing of the applicable Mortgage Loans consistent with the related Pooling Agreement. The Master Servicer and Special Servicer in respect of any Mortgage Asset Pool will each be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's or Special Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such Master Servicer or Special Servicer would be reimbursed under a Pooling Agreement. See "-Certificate Account" and "-Servicing Compensation and Payment of Expenses".

Certificate Account

     General. The Master Servicer, the Trustee and/or the Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a noninterest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer, Trustee or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the following payments and collections received or made by the Master Servicer, the Trustee or the Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or the Special Servicer as its servicing compensation or as compensation to the Trustee;

     (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance Proceeds" and
"Condemnation Proceeds", respectively) and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (vii) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates;

     (v) any advances made with respect to delinquent scheduled payments of principal and interest on the Mortgage Loans;

     (vi) any amounts paid under any Cash Flow Agreement;

     (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "-Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates";

     (viii) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or the Special Servicer and is not otherwise retained by the Depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

     (ix) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "-Hazard Insurance Policies";

     (x) any amount required to be deposited by the Master Servicer, the Special Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer, the Special Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

     (xi) any other amounts received on or in respect of the Mortgage Loans required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

     (i) to make distributions to the Certificateholders on each Distribution Date;

     (ii) to pay the Master Servicer or the Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular Mortgage Loans as to which such fees were earned;

     (iii) to reimburse the Master Servicer, the Special Servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular Mortgage Loans, Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties, or if in the judgment of the Master Servicer, the Special Servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, the Special Servicer or any other specified person interest accrued on the advances and servicing expenses described in clause
(iii) above incurred by it while such remain outstanding and unreimbursed;

     (v) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "-Realization Upon Defaulted Mortgage Loans";

     (vi) to reimburse the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor, the Trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor" and "-Certain Matters Regarding the Trustee";

     (vii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee, the REMIC Administrator and any provider of Credit Support;

     (viii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

     (ix) to pay the Master Servicer, the Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     (x) to pay any servicing expenses not otherwise required to be advanced by the Master Servicer, the Special Servicer or any other specified person;

     (xi) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

     (xii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

     (xiii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

     (xiv) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

Modifications, Waivers and Amendments of Mortgage Loans

     The Master Servicer and the Special Servicer may each agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer or the Special Servicer, as the case may be, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of

Credit Support. Unless otherwise provided in the related Prospectus Supplement, the Special Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.

Realization Upon Defaulted Mortgage Loans

     If a default on a Mortgage Loan has occurred or, in the Special Servicer's judgment, a payment default is imminent, the Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise. Unless otherwise specified in the related Prospectus Supplement, the Special Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund) and either:

          (i) such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (ii) the Special Servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     A Pooling Agreement may grant to the Master Servicer, the Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined price (which, if less than the Purchase Price, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Special Servicer may offer to sell any defaulted Mortgage Loan if and when the Special Servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. In the absence of any such sale, the Special Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion above.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless
(i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the Special Servicer will generally be required to attempt to sell any Mortgaged Property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Code
Section 860G(c)(2), with respect to such property. If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of its obligation to manage such Mortgaged Property as required under the related Pooling Agreement.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Special Servicer and/or the Master Servicer in connection with such Mortgage Loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the Trust Fund will realize a loss in the amount of such shortfall. The Special Servicer and/or the Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. In addition, if and to the extent set forth in the related Prospectus Supplement, amounts otherwise distributable on the Certificates may be further reduced by interest payable to the Master Servicer and/or Special Servicer on such servicing expenses and advances.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the Special Servicer nor the Master Servicer will be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it
determines   (i)  that  such   restoration   will   increase   the  proceeds  to
Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Special Servicer or the Master Servicer, as the case may be, for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer (or the Special Servicer with respect to Mortgage Loans serviced thereby) to use reasonable efforts to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer (or Special Servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer (or Special Servicer) under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's (or Special Servicer's) normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer (or Special Servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer (or Special Servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer (or Special Servicer) will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance".

Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, including Mortgage Loans serviced by the related Special Servicer. If and to the extent described in the related Prospectus Supplement, a Special Servicer's primary compensation with respect to a series of Certificates may consist of any or all of the following components:
(i) a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, whether or not serviced by it; (ii) an additional specified portion of the interest payments on each Mortgage Loan then currently serviced by it; and (iii) subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each Mortgage Loan which was at any time serviced by it, including Mortgage Loans for which servicing was returned to the Master Servicer. Insofar as any portion of the Master Servicer's or Special Servicer's compensation consists of a specified portion of the interest payments on a Mortgage Loan, such compensation will generally be based on a percentage of the principal balance of such Mortgage Loan outstanding from time to time and, accordingly, will decrease with the amortization of the Mortgage Loan. As additional compensation, a Master Servicer or Special Servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate Account. A more detailed description of each Master Servicer's and Special Servicer's compensation will be provided in the related Prospectus Supplement. Any Sub-Servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the Master Servicer or Special Servicer that retained such Sub-Servicer.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer or Special Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the Trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, may be required to be borne by the Trust Fund.

Evidence as to Compliance

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those Sub-Servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

     Each Pooling Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the Master Servicer and Special Servicer shall each deliver to the related Trustee an annual statement signed by one or more officers of the Master Servicer or the Special

Servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the Master Servicer or the Special Servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, copies of the annual accountants' statement and the annual statement of officers of a Master Servicer or Special Servicer may be obtained by Certificateholders upon written request to the Trustee.

Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor

     Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer, the Special Servicer and any REMIC Administrator to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. The Master Servicer and Special Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any director, officer, employee or agent of any of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor is a party, or any person succeeding to the business of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, will be the successor of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, under the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, a REMIC Administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC Administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include, without limitation, (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by any other party to the related Pooling Agreement, or to the Master Servicer, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Special Servicer to remit to the Master Servicer or the Trustee, as applicable, any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the Special Servicer by any other party to the related Pooling Agreement, or to the Special Servicer, with a copy to each other party to the related Pooling Agreement, by the Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights of such series; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the related Pooling Agreement, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (iv) any failure by a REMIC Administrator (if other than the Trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC Administrator by any other party to the related Pooling Agreement, or to the REMIC Administrator, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee), and certain actions by or on behalf of the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, when a single entity acts as Master Servicer, Special Servicer and REMIC Administrator, or in any two of the foregoing capacities, for any Trust Fund, an Event of Default in one capacity will constitute an Event of Default in each capacity.

Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer, the Special Servicer or a REMIC Administrator under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to make such advances, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     If the same entity is acting as both Trustee and REMIC Administrator, it may be removed in both such capacities as described under "-Resignation and Removal of the Trustee" below.

     No Certificateholder will have any right under a Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Except as otherwise specified in the related Prospectus Supplement, each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by such Pooling Agreement, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) if a REMIC election has been made with respect to the related

Trust Fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or any designated portion thereof) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling Agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that the then-current ratings of the classes of the Certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee (See "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" herein), (v) to make any other provisions with respect to matters or questions arising under such Pooling Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

     The Pooling Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling
Agreement or of modifying in any manner the rights of the holders of Certificates covered by such Pooling Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Pooling Agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be required to consent to any amendment to a Pooling Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC.

List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.

The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer, Special Servicer or REMIC Administrator and its affiliates.

Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, such Certificates or any underlying Mortgage Asset or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Assets. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates of the applicable series evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. Notwithstanding anything herein to the contrary, if any entity is acting as both Trustee and REMIC Administrator, then any resignation or removal of such entity as the Trustee will also constitute the resignation or removal of such entity as REMIC Administrator, and the successor trustee will serve as successor to the REMIC Administrator as well.


                          DESCRIPTION OF CREDIT SUPPORT

General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds, or any combination of the foregoing. If and to the extent so provided in the related Prospectus Supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of Certificates.

     The Credit Support may not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors-Credit Support Limitations".

Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. The related Prospectus Supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such Prospectus Supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of some or all of the related Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-Mortgage Loans". If a significant percentage of Mortgage Loans (or mortgage loans underlying MBS), by balance, are secured by properties in a particular state, relevant state laws, to the extent they vary materially from this discussion, will be discussed in the Prospectus Supplement. For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-Bankruptcy Laws".

Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public  Sale.  A third  party may be  unwilling  to  purchase  a  mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, may be nonrecourse. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Limited Recourse Nature of the Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.

Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "-Leases and Rents", the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

Environmental Considerations

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is the so called "secured creditor exemption".

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. Such costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling Agreement will provide that neither the Master Servicer nor the Special Servicer, acting on behalf of the Trustee, may acquire title to a Mortgaged Property or take over its operation unless the Special Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans".

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Junior Liens; Rights of Holders of Senior Liens

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related Senior Liens may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse.

Subordinate Financing

     The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

Certain Laws and Regulations

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates of any series thereof, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor with respect to that series on the material matters associated with such consequences, subject to any qualifications set forth herein. Unless otherwise specified in the related Prospectus Supplement, counsel to the Depositor for each series will be Thacher Proffitt & Wood. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof may also apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the REMIC Administrator will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements other than guaranteed investment contracts are included in a Trust Fund, the anticipated material tax consequences associated with such Cash Flow Agreements also will be discussed in the related Prospectus Supplement. See "Description of the Trust Funds-Cash Flow Agreements".

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs. With respect to each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--REMICs," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund (or applicable portion thereof) as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the
REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections of the Code) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections of the Code. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on Mortgage Loans held pending distribution is considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code, and Treasury regulations provide that real property acquired by foreclosure constitutes "qualifying real property loans" for purposes of section 593(d) of the Code.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the Depositor, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described below, in advance of the receipt of the cash attributable to such income. In addition,
Section  1272(a)(6)  of the Code  provides  special  rules  applicable  to REMIC
Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more
"qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC
Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" below for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that begins on a date that corresponds to a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the day preceding the immediately following Distribution Date, a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption, (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market  Discount.  A  Certificateholder  that  purchases  a  REMIC  Regular
Certificate  at a  market  discount,  that is,  in the  case of a REMIC  Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price.

In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest and discount (including de minimis market or original issue discount) in income as interest, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "-Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its Certificate Balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See "-Prohibited Transactions Tax and Other Taxes" below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate from the seller of such Certificate in connection with the acquisition of such REMIC
Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual

Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC

Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount".

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "-Taxation of Owners of REMIC Residual Certificates-General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return with such thrift institution) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described above under "-Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium".

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related REMIC Administrator, Master Servicer, Special Servicer, Manager or Trustee, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a REMIC Administrator, a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the REMIC Administrator, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other nonindividuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount".

     Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are nonresident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling Agreement.

Grantor Trust Funds

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Grantor Trust Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--Grantor Trust Funds," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Grantor Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Grantor Trust Certificates.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii) "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (iv) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is
"interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the
Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "-Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, the Master Servicer, the Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "-Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "-Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "-Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "-REMICs-Taxation of Owners of REMIC Regular

Certificates-Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

     Further, under the rules described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "-Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated on December 16, 1994 regarding contingent payment debt instruments. As in the case of the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip

Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

     In the absence of final Treasury regulations relating to debt instruments providing for contingent payments, a projected payment schedule under the "noncontingent bond method" is not intended to be provided to holders.

     Certificateholders   should  consult  their  tax  advisors  concerning  the
possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub-Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup   Withholding.   In   general,   the   rules   described   above  in
"-REMICs-Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "-REMICs-Foreign Investors in REMIC Certificates" above applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.


                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans"), and on persons who are fiduciaries with respect to such Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

Plan Asset Regulations

     A Plan's investment in Offered Certificates may cause the underlying Mortgage Assets and other assets included in a related Trust Fund to be deemed assets of such Plan. Section 2510.3-101 of the regulations (the "Plan Asset Regulations") of the United States Department of Labor (the "DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan may be assets of that Plan. Under the Plan Asset Regulations, the Trust Fund, including the Mortgage Asset Loans and the other assets held in the Trust

Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such assets, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan assets.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, any Special Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" FHLMC Certificates, GNMA Certificates and FNMA Certificates, but do not include FAMC Certificates. Accordingly, even if such MBS (other than FAMC Certificates) included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such MBS (other than FAMC Certificates) would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates, FAMC Certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in the related Prospectus Supplement before purchasing any such Certificates.

Prohibited Transaction Exemptions

     In considering an investment in the Offered Certificates, a Plan fiduciary should consider the availability of prohibited transaction exemptions promulgated by the DOL including, among others, Prohibited Transaction Class Exemption ("PTCE") 75-1, which exempts certain transactions involving Plans and certain broker-dealers, reporting dealers and banks; PTCE 90-1, which exempts certain transactions between insurance company separate accounts and Parties in Interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and Parties in Interest; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 95-60, which exempts certain transactions between insurance company general accounts and Parties in Interest; and PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager". There can be no assurance that any of these class exemptions will apply with respect to any particular Plan investment in the Certificates or, even if it were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the availability of other exemptions with respect to the Certificates offered thereby.

Insurance Company General Accounts

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Notes should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Consultation With Counsel

     Any Plan fiduciary which proposes to purchase Offered Certificates on behalf of or with assets of a Plan should consider its general fiduciary obligations under ERISA and should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of any prohibited transaction exemption in connection therewith.

Tax Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions".


                                LEGAL INVESTMENT

     If so specified in the related Prospectus Supplement, the Offered Certificates will constitute "mortgage related securities" for purposes of SMMEA. Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities", Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations such regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures". In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities". The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS (as defined herein). The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

     The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. The Depositor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor to cover expenses related thereto. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                             METHOD OF DISTRIBUTION

         The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

     1. By negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

     2. By placements by the Depositor with institutional investors through dealers; and

     3.   By direct placements by the Depositor with institutional investors.

     In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to any series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or institutional investors.


                                  LEGAL MATTERS

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Thacher Proffitt & Wood.


                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus

Supplement. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.


                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -103-
                         INDEX OF PRINCIPAL DEFINITIONS

401(c) Regulations............................................................98
Accrual Certificates...........................................................4
Accrual Period    ............................................................73
Accrued Certificate Interest..................................................31
Act               ............................................................64
ADA               ............................................................67
ARM Loans         ............................................................20
Assisted Living Facilities....................................................20
Available Distribution Amount.................................................30
Book-Entry Certificates.......................................................30
Call Risk         ............................................................10
Cash Flow Agreement............................................................6
CERCLA            ............................................................64
Certificate Account...........................................................23
Certificate Balance............................................................4
Certificate Owner ............................................................37
Certificates      .............................................................i
Closing Date      ............................................................72
Code              .............................................................7
Commercial Properties...................................................i, 2, 16
Commission        ............................................................iv
Committee Report  ............................................................71
Companion Class   ............................................................33
Condemnation Proceeds.........................................................44
Contributions Tax ............................................................83
Controlled Amortization Class.................................................32
Controlled Amortization Classes................................................3
Cooperatives      ............................................................17
CPR               ............................................................26
Credit Support    .............................................................6
Crime Control Act ............................................................68
Cut-off Date      .........................................................5, 32
Debt Service Coverage Ratio...................................................18
Definitive Certificates.......................................................30
Depositor         .............................................................i
Determination Date........................................................24, 31
Deutsche Bank Group...........................................................29
Distribution Date .............................................................4
Distribution Date Statement...................................................34
DMARC Trust       ............................................................29
DOL               ............................................................96
DTC               .........................................................v, 37
DTC Participants  ............................................................37
Due Dates         ............................................................19
Due Period        ............................................................24
Equity Participation..........................................................19
ERISA             .........................................................7, 96
Exchange Act      .............................................................v
Extension Risk    ............................................................10
FAMC              ............................................................22
FHLMC             ............................................................22
Financial Intermediary........................................................37
FNMA              ............................................................22
Garn Act          ............................................................66
GNMA              ............................................................22
Grantor Trust Certificates.....................................................7
Grantor Trust Fractional Interest Certificate.................................86
Grantor Trust Fund............................................................69
Health Care-Related Facilities................................................20
Insurance Proceeds............................................................44
IRS               ........................................................47, 69
Issue Premium     ............................................................78
Letter of Credit Bank.........................................................57
Liquidation Proceeds..........................................................44
Loan-to-Value Ratio...........................................................18
Lock-out Date     ............................................................19
Lock-out Period   ............................................................19
Manager           .............................................................1
Mark-to-Market Regulations....................................................81
Master Servicer   .............................................................1
MBS               ......................................................i, 3, 16
MBS Administrator .............................................................1
MBS Agreement     ............................................................22
MBS Issuer        ............................................................22
MBS Servicer      ............................................................22
MBS Trustee       ............................................................22
Mortgage          ............................................................16
Mortgage Asset Pool............................................................i
Mortgage Asset Seller.........................................................16
Mortgage Assets   .........................................................i, 16
Mortgage Loans    ......................................................i, 1, 16
Mortgage Notes    ............................................................16
Mortgage Rate     .............................................................2
Mortgaged Properties..........................................................16
Mortgages         ............................................................58
Multifamily Properties...............................................i, 1, 2, 16
Net Leases        ............................................................18
Net Operating Income..........................................................18
Nonrecoverable Advance........................................................33
Notional Amount   .............................................................4
Offered Certificates...........................................................i
OID Regulations   ............................................................69
Originator        ............................................................17
OTS               ............................................................99
Parties in Interest...........................................................96
Pass-Through Rate .............................................................4

Percentage Interest...........................................................31
Permitted Investments.........................................................44
Plan Asset Regulations........................................................96
Plans             ............................................................96
Policy Statement  ............................................................99
Pooling and Servicing Agreement................................................3
Prepayment Assumption.....................................................71, 89
Prepayment Interest Shortfall.................................................24
Prepayment Period ............................................................35
Prepayment Premium............................................................19
Prohibited Transactions Tax...................................................83
Prospectus Supplement..........................................................i
PTCE              ............................................................97
Purchase Price    ............................................................40
Rating Agency     .............................................................7
Record Date       ............................................................31
Related Proceeds  ............................................................33
Relief Act        ............................................................68
REMIC             .......................................................iii, 69
REMIC Administrator........................................................iv, 1
REMIC Certificates............................................................69
REMIC Provisions  ............................................................69
REMIC Regular Certificates.....................................................7
REMIC Regulations ............................................................69
REMIC Residual Certificates....................................................7
REO Property      ............................................................42
Residual Owner    ............................................................76
RICO              ............................................................68
Senior Certificates............................................................3
Senior Housing Facilities.....................................................20
Senior Liens      ............................................................17
Skilled Nursing Facilities....................................................20
SMMEA             .............................................................7
SPA               ............................................................26
Special Servicer  .............................................................1
Stripped Interest Certificates.................................................3
Stripped Principal Certificates................................................3
Sub-Servicer      ............................................................43
Sub-Servicing Agreement.......................................................43
Subordinate Certificates.......................................................3
Superlien         ............................................................64
Tax Exempt Investor...........................................................98
Tiered REMICs     ............................................................71
Title V           ............................................................67
Trust Assets      ............................................................iv
Trust Fund        .............................................................i
Trustee           .............................................................1
UBTI              ............................................................98
UCC               ............................................................59
Value             ............................................................18
Voting Rights     ............................................................36
Warranting Party  ............................................................40

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED ________, 199_



                                          [Version 3 - Restaurant Concentration]

                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                       Mortgage Pass-Through Certificates

     The mortgage pass-through certificates offered hereby (the "Offered Certificates") and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") to be formed by Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") and including a segregated pool (a "Mortgage Asset Pool") of various types of multifamily and commercial mortgage loans ("Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). The Mortgage Loans in (and the mortgage loans underlying the MBS in) any Trust Fund will be secured by first or junior liens on, or security interests in, one or more of the following types of real property: (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units and mobile home parks; and (ii) commercial properties consisting of office buildings, retail shopping facilities, hotels and motels, health care-related facilities (such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and senior housing), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, individual restaurants and other establishments that are part of the food service industry (collectively, "Restaurants"), mixed use properties (that is, any combination of the foregoing), and unimproved land. However, health care- related facilities will not represent security for a material concentration of the Mortgage Loans in (or the mortgage loans underlying the MBS in) any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets. See
"Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

         The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination; Retirement of the Certificates".

                                                  (cover continued on next page)
                                    --------

PROCEEDS  OF THE ASSETS IN THE  RELATED  TRUST  FUND WILL BE THE SOLE  SOURCE OF
PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE ASSETS WILL BE GUARANTEED OR INSURED BY THE DEPOSITOR OR ANY OF ITS AFFILIATES OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                    --------

     Prospective investors should review the information appearing on page 8 herein under the caption "Risk Factors" and such information as may be set forth under the caption "Risk Factors" in the related Prospectus Supplement before purchasing any Offered Certificate.

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" and in the related Prospectus Supplement.

                                      (ii)

     There will be no secondary market for the Offered Certificates of any series prior to the offering thereof. There can be no assurance that a secondary market for any Offered Certificates will develop or, if it does develop, that it will continue. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.
                                    --------
                  The date of this Prospectus is ______, 199_

                                      (iii)

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;
(iv) are entitled to distributions of interest, with disproportionate, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or
(vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (each, a "REMIC") for federal income tax purposes. If applicable, the Prospectus Supplement for a series of Certificates will specify which class or classes of such series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC. See "Certain Federal Income Tax Consequences".

     An Index of Principal Definitions is included at the end of this Prospectus specifying the location of definitions of important or frequently used defined terms.

                                      (iv)

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount, if any, of each such class, the rate at which interest accrues from time to time, if at all, with respect to each such class or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount, if any, or on a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets, including the Mortgage Assets, constituting the related Trust Fund (all such assets, with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person (the "REMIC Administrator") responsible for the various tax-related duties in respect of each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the Trustee (as defined herein) of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the Master Servicer and any Special Servicer (each as defined herein) of such Mortgage Loans and the circumstances under which all or a portion, as specified, of the servicing of a Mortgage Loan would transfer from the Master Servicer to the Special Servicer; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

     No dealer, salesman, or other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or any related Prospectus Supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or any other person. Neither the delivery of this Prospectus or any related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein since the date hereof or therein since the date thereof. This Prospectus and any related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                       (v)

     The Master Servicer, the Trustee or another specified person will cause to be provided to registered holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class or series of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates".

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Depositor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Depositor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Depositor fulfills its reporting obligations as described in its written request. If such request is granted, the Depositor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Such requests to the Depositor should be directed in writing to the Depositor at One International Place, Room 608, Boston, Massachusetts 02110, Attention: Secretary, or by telephone at (617) 951-7690.

                                      (vi)

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
PROSPECTUS SUPPLEMENT ....................................................................   iv

AVAILABLE INFORMATION ....................................................................   iv

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE ........................................    v

SUMMARY OF PROSPECTUS ....................................................................    1

RISK FACTORS .............................................................................    8
         Limited Liquidity of Offered Certificates .......................................    8
         Credit Support Limitations ......................................................    9
         Effect of Prepayments on Average Life of Certificates ...........................    9
         Effect of Prepayments on Yield of Certificates ..................................   11
         Limited Nature of Ratings .......................................................   11
         Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans   11
         Inclusion of Delinquent and Nonperforming Mortgage Loans in a Mortgage Asset Pool   15
         Termination .....................................................................   15
         Risks Associated with Restaurants ...............................................   15

DESCRIPTION OF THE TRUST FUNDS ...........................................................   16
         General .........................................................................   16
         Mortgage Loans ..................................................................   16
         MBS .............................................................................   21
         Certificate Accounts ............................................................   22
         Credit Support ..................................................................   22
         Cash Flow Agreements ............................................................   22

YIELD AND MATURITY CONSIDERATIONS ........................................................   23
         General .........................................................................   23
         Pass-Through Rate ...............................................................   23
         Payment Delays ..................................................................   23
         Certain Shortfalls in Collections of Interest ...................................   23
         Yield and Prepayment Considerations .............................................   24
         Weighted Average Life and Maturity ..............................................   25
         Other Factors Affecting Yield, Weighted Average Life and Maturity ...............   26

THE DEPOSITOR ............................................................................   28

DEUTSCHE BANK AG .........................................................................   28

DESCRIPTION OF THE CERTIFICATES ..........................................................   29
         General .........................................................................   29

                                      (vii)

         Distributions of Interest on the Certificates ......................................................   30
         Distributions of Principal of the Certificates .....................................................   31
         Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
         Participations .....................................................................................   32
         Allocation of Losses and Shortfalls ................................................................   32
         Advances in Respect of Delinquencies ...............................................................   32
         Reports to Certificateholders ......................................................................   33
         Voting Rights ......................................................................................   35
         Termination ........................................................................................   35
         Book-Entry Registration and Definitive Certificates ................................................   36

DESCRIPTION OF THE POOLING AGREEMENTS .......................................................................   37
         General ............................................................................................   37
         Assignment of Mortgage Loans; Repurchases ..........................................................   38
         Representations and Warranties; Repurchases ........................................................   39
         Collection and Other Servicing Procedures ..........................................................   40
         Sub-Servicers ......................................................................................   42
         Certificate Account ................................................................................   43
         Modifications, Waivers and Amendments of Mortgage Loans ............................................   45
         Realization Upon Defaulted Mortgage Loans ..........................................................   46
         Hazard Insurance Policies ..........................................................................   47
         Due-on-Sale and Due-on-Encumbrance Provisions ......................................................   48
         Servicing Compensation and Payment of Expenses .....................................................   48
         Evidence as to Compliance ..........................................................................   49
         Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the
         Depositor ..........................................................................................   50
         Events of Default ..................................................................................   51
         Rights Upon Event of Default .......................................................................   52
         Amendment ..........................................................................................   52
         List of Certificateholders .........................................................................   53
         The Trustee ........................................................................................   53
         Duties of the Trustee ..............................................................................   54
         Certain Matters Regarding the Trustee ..............................................................   54
         Resignation and Removal of the Trustee .............................................................   54

DESCRIPTION OF CREDIT SUPPORT ...............................................................................   54
         General ............................................................................................   54
         Subordinate Certificates ...........................................................................   55
         Insurance or Guarantees with Respect to Mortgage Loans .............................................   55
         Letter of Credit ...................................................................................   56
         Certificate Insurance and Surety Bonds .............................................................   56
         Reserve Funds ......................................................................................   56
         Credit Support with respect to MBS .................................................................   56

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS .....................................................................   57
         General ............................................................................................   57

                                     (viii)

         Types of Mortgage Instruments .................   57
         Leases and Rents ..............................   58
         Personalty ....................................   58
         Foreclosure ...................................   58
         Bankruptcy Laws ...............................   62
         Environmental Considerations ..................   63
         Due-on-Sale and Due-on-Encumbrance Provisions .   64
         Junior Liens; Rights of Holders of Senior Liens   65
         Subordinate Financing .........................   65
         Default Interest and Limitations on Prepayments   65
         Applicability of Usury Laws ...................   66
         Certain Laws and Regulations ..................   66
         Americans with Disabilities Act ...............   66
         Soldiers' and Sailors' Civil Relief Act of 1940   67
         Forfeitures in Drug and RICO Proceedings ......   67

CERTAIN FEDERAL INCOME TAX CONSEQUENCES ................   67
         General .......................................   67
         REMICs ........................................   68
         Grantor Trust Funds ...........................   85

STATE AND OTHER TAX CONSEQUENCES .......................   94

ERISA CONSIDERATIONS ...................................   95
         General .......................................   95
         Plan Asset Regulations ........................   95
         Consultation With Counsel .....................   97
         Tax Exempt Investors ..........................   97

LEGAL INVESTMENT .......................................   97
USE OF PROCEEDS ........................................   99
METHOD OF DISTRIBUTION .................................   99
LEGAL MATTERS...........................................  100
FINANCIAL INFORMATION...................................  100
RATING..................................................  101
INDEX OF PRINCIPAL DEFINITIONS..........................  102

                              SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Securities Offered..................    Mortgage pass-through certificates.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware corporation. See
                                        "The Depositor".

Trustee.............................    The  trustee  (the  "Trustee")  for each
                                        series of Certificates  will be named in
                                        the related Prospectus  Supplement.  See
                                        "Description      of     the     Pooling
                                        Agreements-The Trustee".

Master Servicer.....................    If a Trust Fund includes Mortgage Loans,
                                        then the master  servicer  (the  "Master
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be  named  in the
                                        related   Prospectus   Supplement.   See
                                        "Description      of     the     Pooling
                                        Agreements-Certain Matters Regarding the
                                        Master Servicer,  the Special  Servicer,
                                        the   REMIC    Administrator   and   the
                                        Depositor".

Special Servicer....................    If a Trust Fund includes Mortgage Loans,
                                        then the special  servicer (the "Special
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be named,  or the
                                        circumstances   under  which  a  Special
                                        Servicer  may  be   appointed   will  be
                                        described,  in  the  related  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Pooling  Agreements-Collection and Other
                                        Servicing Procedures".

MBS Administrator...................    If a Trust Fund  includes  MBS, then the
                                        entity   responsible  for  administering
                                        such MBS (the "MBS  Administrator") will
                                        be  named  in  the  related   Prospectus
                                        Supplement. If an entity other than the Trustee and the Master Servicer is the MBS Administrator, such entity will be herein referred to as the "Manager".

REMIC Administrator.................    The person (the  "REMIC  Administrator")
                                        responsible for the various tax- related
                                        administration  duties  for a series  of
                                        Certificates  as to  which  one or  more
                                        REMIC  elections have been made, will be
                                        named   in   the   related    Prospectus
                                        Supplement.  See "Certain Federal Income
                                        Tax  Consequences-REMIC's-Reporting  and
                                        Other Administrative Matters."

The Mortgage Assets.................    The Mortgage  Assets will be the primary
                                        assets of any Trust Fund.  The  Mortgage
                                        Assets  with  respect to each  series of
                                        Certificates  will, in general,  consist
                                        of a pool of mortgage  loans  ("Mortgage
                                        Loans") secured by first or junior liens
                                        on, or  security  interests  in,  one or
                                        more  of the  following  types  of  real
                                        property:   (i)  residential  properties
                                        ("Multifamily Properties") consisting of
                                        five     or     more      rental      or
                                        cooperatively-owned  dwelling  units  in
                                        high-rise,  mid-rise or garden apartment
                                        buildings or other residential
                                        structures,  and mobile home parks;  and
                                        (ii) commercial properties  ("Commercial
                                        Properties")    consisting   of   office
                                        buildings,  retail  shopping  facilities
                                        (such as  shopping  centers,  malls  and
                                        individual  stores),  hotels and motels,
                                        health care-related  facilities (such as
                                        hospitals,  skilled nursing  facilities,
                                        nursing    homes,     congregate    care
                                        facilities    and    senior    housing),
                                        recreational  vehicle  parks,  warehouse
                                        facilities,  mini-warehouse  facilities,
                                        self-storage   facilities,    industrial
                                        facilities,   parking  lots,  individual
                                        restaurants  and  other   establishments
                                        that  are  part  of  the  food   service
                                        industry (collectively,  "Restaurants"),
                                        mixed  use  properties   (that  is,  any
                                        combination  of  the   foregoing),   and
                                        unimproved   land.    However,    health
                                        care-related    facilities    will   not
                                        represent   security   for  a   material
                                        concentration  of the Mortgage  Loans in
                                        any  Trust  Fund,   based  on  principal
                                        balance  at the time such  Trust Fund is
                                        formed.  The Mortgage  Loans will not be
                                        guaranteed  or insured by the  Depositor
                                        or  any  of its  affiliates  or,  unless
                                        otherwise   provided   in  the   related
                                        Prospectus     Supplement,     by    any
                                        governmental agency or instrumentality or by any other person. If so specified in the related Prospectus Supplement, some Mortgage Loans may be delinquent or nonperforming as of the date the related
                                        Trust Fund is formed.

                                        As and to the  extent  described  in the
                                        related   Prospectus    Supplement,    a
                                        Mortgage  Loan  (i) may  provide  for no
                                        accrual of  interest  or for  accrual of
                                        interest  thereon at an interest rate (a
                                        "Mortgage  Rate") that is fixed over its
                                        term or that  adjusts from time to time,
                                        or  that   may  be   converted   at  the
                                        borrower's  election  from an adjustable
                                        to a  fixed  Mortgage  Rate,  or  from a
                                        fixed to an  adjustable  Mortgage  Rate,
                                        (ii) may provide  for level  payments to
                                        maturity  or for  payments  that  adjust
                                        from time to time to accommodate changes
                                        in the  Mortgage  Rate or to reflect the
                                        occurrence  of certain  events,  and may
                                        permit negative amortization,  (iii) may
                                        be fully  amortizing or may be partially
                                        amortizing  or  nonamortizing,   with  a
                                        balloon   payment   due  on  its  stated
                                        maturity  date,  (iv) may prohibit  over
                                        its  term  or  for  a   certain   period
                                        prepayments  and/or require payment of a
                                        premium or a yield  maintenance  payment
                                        in connection  with certain  prepayments
                                        and  (v) may  provide  for  payments  of
                                        principal,  interest  or  both,  on  due
                                        dates  that  occur  monthly,  quarterly,
                                        semi-annually  or at such other interval
                                        as   is   specified   in   the   related
                                        Prospectus  Supplement.   Each  Mortgage
                                        Loan will have had an original term to maturity of not more than 40 years. No Mortgage Loan will have been originated by the Depositor. See "Description of the Trust Funds-Mortgage Loans".

                                        If  any  Mortgage   Loan,  or  group  of
                                        related  Mortgage  Loans,  constitutes a
                                        concentration of credit risk,  financial
                                        statements     or    other     financial
                                        information  with respect to the related
                                        Mortgaged    Property    or    Mortgaged
                                        Properties   will  be  included  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description of the Trust Funds-Mortgage
                                        Loans-Mortgage   Loan   Information   in
                                        Prospectus Supplements".

                                        If and to the  extent  specified  in the
                                        related   Prospectus   Supplement,   the
                                        Mortgage Assets with respect to a series
                                        of  Certificates  may also  include,  or
                                        consist  of,  mortgage   participations,
                                        mortgage    pass-through    certificates
                                        and/or other mortgage-backed  securities
                                        (collectively,  "MBS"), that evidence an
                                        interest  in, or are secured by a pledge
                                        of,  one or  more  mortgage  loans  that
                                        conform  to  the   descriptions  of  the
                                        Mortgage  Loans  contained   herein  and
                                        which may or may not be issued, insured or guaranteed by the United States or an agency or instrumentality thereof. See "Description of the Trust Funds-MBS".

The Certificates....................    Each  series  of  Certificates  will  be
                                        issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related
                                        Prospectus Supplement (in any case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust
                                        Fund.

                                        As described  in the related  Prospectus
                                        Supplement,  the  Certificates  of  each
                                        series,     including     the    Offered
                                        Certificates of such series, may consist
                                        of one or more  classes of  Certificates
                                        that, among other things: (i) are senior
                                        (collectively, "Senior Certificates") or
                                        subordinate (collectively,  "Subordinate
                                        Certificates")  to  one  or  more  other
                                        classes of  Certificates  in entitlement
                                        to   certain    distributions   on   the
                                        Certificates;   (ii)  are   entitled  to
                                        distributions    of   principal,    with
                                        disproportionate,    nominal    or    no
                                        distributions of interest (collectively,
                                        "Stripped   Principal    Certificates");
                                        (iii) are entitled to  distributions  of
                                        interest, with disproportionate, nominal
                                        or   no   distributions   of   principal
                                        (collectively,     "Stripped    Interest
                                        Certificates");    (iv)    provide   for
                                        distributions  of  interest  thereon  or
                                        principal  thereof  that  commence  only
                                        after the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes of  Certificates  of such
                                        series; (v) provide for distributions of
                                        principal  thereof to be made, from time
                                        to time or for designated  periods, at a
                                        rate that is faster (and, in some cases,
                                        substantially faster) or slower (and, in
                                        some cases,  substantially  slower) than
                                        the  rate at  which  payments  or  other
                                        collections of principal are received on
                                        the Mortgage Assets in the related Trust
                                        Fund; (vi) provide for  distributions of
                                        principal thereof to be made, subject to
                                        available  funds,  based on a  specified
                                        principal   payment  schedule  or  other
                                        methodology;   or  (vii)   provide   for
                                        distribution based on collections on the
                                        Mortgage  Assets  in the  related  Trust
                                        Fund    attributable    to    prepayment
                                        premiums, yield maintenance payments or equity participations.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may  include  one or  more
                                        "Controlled Amortization Classes", which
                                        will  entitle  the  holders  thereof  to
                                        receive     principal      distributions
                                        according   to  a  specified   principal
                                        payment  schedule.  Although  prepayment
                                        risk cannot be  eliminated  entirely for
                                        any class of Certificates,  a Controlled
                                        Amortization    Class   will   generally
                                        provide a relatively stable cash flow so
                                        long as the actual rate of prepayment on
                                        the Mortgage  Loans in the related Trust
                                        Fund remains
                                        relatively  constant  at  the  rate,  or
                                        within the range of rates, of prepayment
                                        used to establish the specific principal
                                        payment schedule for such  Certificates.
                                        Prepayment  risk with respect to a given
                                        Mortgage  Asset Pool does not disappear,
                                        however, and the stability afforded to a
                                        Controlled  Amortization  Class comes at
                                        the expense of one or more other classes
                                        of the same  series,  any of which other
                                        classes  may also be a class of  Offered
                                        Certificates.  See "Risk  Factors-Effect
                                        of   Prepayments   on  Average  Life  of
                                        Certificates"     and     "-Effect    of
                                        Prepayments on Yield of Certificates".

                                        Each class of  Certificates,  other than
                                        certain  classes  of  Stripped  Interest
                                        Certificates   and  certain  classes  of
                                        REMIC Residual  Certificates (as defined
                                        herein),  will  have an  initial  stated
                                        principal    amount   (a    "Certificate
                                        Balance");    and    each    class    of
                                        Certificates, other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates,  will  accrue  interest on
                                        its Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,  on a  notional  amount (a
                                        "Notional  Amount"),  based  on a fixed,
                                        variable or adjustable  interest rate (a
                                        "Pass-Through    Rate").   The   related
                                        Prospectus  Supplement  will specify the
                                        Certificate  Balance,   Notional  Amount
                                        and/or  Pass-Through  Rate  (or,  in the
                                        case  of  a   variable   or   adjustable
                                        Pass-Through   Rate,   the   method  for
                                        determining such rate), as applicable, for each class of Offered Certificates.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  class   of
                                        Certificates   may   have  two  or  more
                                        component     parts,     each     having
                                        characteristics   that   are   otherwise
                                        described herein as being attributable to separate and distinct classes.

                                        The Certificates  will not be guaranteed
                                        or  insured by the  Depositor  or any of
                                        its  affiliates,   by  any  governmental
                                        agency  or  instrumentality  or  by  any
                                        other person or entity, unless otherwise
                                        provided  in  the   related   Prospectus
                                        Supplement.  See  "Risk  Factors-Limited
                                        Assets".

Distributions of Interest on the
  Certificates......................    Interest   on  each   class  of  Offered
                                        Certificates (other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates) of each series will accrue
                                        at the applicable  Pass-Through  Rate on
                                        the Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,    the   Notional   Amount
                                        thereof  outstanding  from  time to time
                                        and    will    be     distributed     to
                                        Certificateholders  as  provided  in the
                                        related  Prospectus  Supplement (each of
                                        the    specified    dates    on    which
                                        distributions   are   to  be   made,   a
                                        "Distribution  Date").  Distributions of
                                        interest  with  respect  to one or  more
                                        classes of  Certificates  (collectively,
                                        "Accrual Certificates") may not commence
                                        until the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes  of   Certificates,   and
                                        interest accrued with respect to a class
                                        of  Accrual  Certificates  prior  to the
                                        occurrence  of such an event will either
                                        be  added  to  the  Certificate  Balance
                                        thereof or otherwise deferred as
                                        described  in  the  related   Prospectus
                                        Supplement.  Distributions  of  interest
                                        with  respect to one or more  classes of
                                        Certificates   may  be  reduced  to  the
                                        extent of certain delinquencies,  losses
                                        and other contingencies described herein
                                        and    in   the    related    Prospectus
                                        Supplement.  See "Risk Factors-Effect of
                                        Prepayments    on   Average    Life   of
                                        Certificates"     and     "-Effect    of
                                        Prepayments  on Yield of  Certificates",
                                        "Yield           and            Maturity
                                        Considerations--Certain   Shortfalls  in
                                        Collections     of     Interest"     and
                                        "Description            of           the
                                        Certificates-Distributions of Interest on the Certificates".

Distributions of Principal of
  the Certificates..................    Each  class  of   Certificates  of  each
                                        series  (other than  certain  classes of
                                        Stripped   Interest   Certificates   and
                                        certain   classes   of  REMIC   Residual
                                        Certificates)  will  have a  Certificate
                                        Balance.  The  Certificate  Balance of a
                                        class of Certificates  outstanding  from
                                        time to time will  represent the maximum
                                        amount that the holders thereof are then
                                        entitled   to   receive  in  respect  of
                                        principal  from  future cash flow on the
                                        assets in the related  Trust  Fund.  The
                                        initial aggregate Certificate Balance of
                                        all classes of a series of  Certificates
                                        will not be greater than the outstanding
                                        principal   balance   of   the   related
                                        Mortgage  Assets as of a specified  date
                                        (the "Cut-off Date"),  after application
                                        of  scheduled  payments due on or before
                                        such date,  whether or not received.  As
                                        and  to the  extent  described  in  each
                                        Prospectus Supplement,  distributions of
                                        principal  with  respect to the  related
                                        series of  Certificates  will be made on
                                        each Distribution Date to the holders of
                                        the class or classes of  Certificates of
                                        such series then entitled  thereto until
                                        the   Certificate   Balances   of   such
                                        Certificates  have been reduced to zero.
                                        Distributions  of principal with respect
                                        to one or more classes of  Certificates:
                                        (i) may be made at a rate that is faster
                                        (and,   in  some  cases,   substantially
                                        faster) or slower  (and,  in some cases,
                                        substantially  slower)  than the rate at
                                        which  payments or other  collections of
                                        principal  are  received on the Mortgage
                                        Assets in the related  Trust Fund;  (ii)
                                        may not commence until the occurrence of
                                        certain  events,  such as the retirement
                                        of  one  or  more   other   classes   of
                                        Certificates  of the same series;  (iii)
                                        may  be   made,   subject   to   certain
                                        limitations,   based   on  a   specified
                                        principal payment schedule;  or (iv) may
                                        be contingent on the specified principal
                                        payment  schedule  for another  class of
                                        the  same  series  and the rate at which
                                        payments   and  other   collections   of
                                        principal on the Mortgage  Assets in the
                                        related Trust Fund are received.  Unless
                                        otherwise   specified   in  the  related
                                        Prospectus Supplement,  distributions of
                                        principal   of  any  class  of   Offered
                                        Certificates will be made on a pro rata basis among all of the Certificates of such class. See "Description of the Certificates-Distributions of Principal of the Certificates".

Credit Support and
Cash Flow Agreements................    If so provided in the related Prospectus
                                        Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust
                                        Fund may be provided to one or more classes of Certificates of the related series in the form of subordination of one or more other classes of

                                        Certificates of such series, which other
                                        classes may include one or more  classes
                                        of  Offered  Certificates,  or by one or
                                        more  other  types  of  credit  support,
                                        which may include a letter of credit,  a
                                        surety  bond,  an  insurance  policy,  a
                                        guarantee,   a   reserve   fund,   or  a
                                        combination  thereof (any such  coverage
                                        with respect to the  Certificates of any
                                        series,   "Credit   Support").   If   so
                                        provided  in  the   related   Prospectus
                                        Supplement,  a Trust  Fund may  include:
                                        (i)  guaranteed   investment   contracts
                                        pursuant  to  which  moneys  held in the
                                        funds and accounts  established  for the
                                        related  series  will be  invested  at a
                                        specified  rate;  or (ii)  interest rate
                                        exchange  agreements,  interest rate cap
                                        or floor agreements, or other agreements
                                        designed   to  reduce  the   effects  of
                                        interest   rate   fluctuations   on  the
                                        Mortgage   Assets  or  on  one  or  more
                                        classes   of   Certificates   (any  such
                                        agreement,  in the case of clause (i) or
                                        (ii), a "Cash Flow Agreement").  Certain
                                        relevant   information   regarding   any
                                        applicable  Credit  Support or Cash Flow
                                        Agreement  will  be  set  forth  in  the
                                        Prospectus  Supplement  for a series  of
                                        Offered    Certificates.    See    "Risk
                                        Factors-Credit   Support   Limitations",
                                        "Description  of the Trust  Funds-Credit
                                        Support" and "-Cash Flow Agreements" and
                                        "Description of Credit Support".

Advances............................    If  and to the  extent  provided  in the
                                        related  Prospectus  Supplement,   if  a
                                        Trust Fund includes  Mortgage Loans, the
                                        Master Servicer,  the Special  Servicer,
                                        the  Trustee,  any  provider  of  Credit
                                        Support   and/or  any  other   specified
                                        person may be obligated to make, or have
                                        the option of making,  certain  advances
                                        with  respect  to  delinquent  scheduled
                                        payments of principal and/or interest on
                                        such Mortgage  Loans.  Any such advances
                                        made  with   respect  to  a   particular
                                        Mortgage Loan will be reimbursable  from
                                        subsequent recoveries in respect of such
                                        Mortgage   Loan  and  otherwise  to  the
                                        extent   described  herein  and  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description    of   the    Certificates
                                        -Advances in Respect of  Delinquencies".
                                        If  and to the  extent  provided  in the
                                        Prospectus  Supplement  for a series  of
                                        Certificates,  any  entity  making  such
                                        advances  may  be  entitled  to  receive
                                        interest  thereon for a specified period
                                        during  which  certain  or all  of  such
                                        advances are  outstanding,  payable from
                                        amounts in the related  Trust Fund.  See
                                        "Description   of   the    Certificates-
                                        Advances  in Respect of  Delinquencies".
                                        If  a  Trust  Fund   includes  MBS,  any
                                        comparable  advancing  obligation  of  a
                                        party to the related Pooling  Agreement,
                                        or  of  a  party  to  the   related  MBS
                                        Agreement, will be described in the related Prospectus Supplement.

Optional Termination................    If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may be subject to optional
                                        early termination through the repurchase
                                        of the  Mortgage  Assets in the  related
                                        Trust  Fund  by  the  party  or  parties
                                        specified     therein,     under     the
                                        circumstances  and  in  the  manner  set
                                        forth  therein.  If so  provided  in the
                                        related Prospectus Supplement,  upon the
                                        reduction of the Certificate  Balance of
                                        a   specified   class  or   classes   of
                                        Certificates  by a specified  percentage
                                        or amount or upon a  specified  date,  a
                                        party    specified    therein   may   be
                                        authorized  or required to solicit  bids
                                        for the  purchase of all of the Mortgage
                                        Assets of the related  Trust Fund, or of
                                        a sufficient portion
                                        of such  Mortgage  Assets to retire such
                                        class    or    classes,     under    the
                                        circumstances and in the manner set forth therein. See "Description of the Certificates-Termination".

Certain Federal Income Tax
  Consequences......................    The  Certificates  of each  series  will
                                        constitute  or  evidence   ownership  of
                                        either (i) "regular  interests"  ("REMIC
                                        Regular   Certificates")  and  "residual
                                        interests"        ("REMIC       Residual
                                        Certificates")  in a  Trust  Fund,  or a
                                        designated portion thereof, treated as a
                                        REMIC under  Sections  860A through 860G
                                        of the  Internal  Revenue  Code  of 1986
                                        (the   "Code"),    or   (ii)   interests
                                        ("Grantor  Trust   Certificates")  in  a
                                        Trust Fund  treated  as a grantor  trust
                                        (or  a  partnership)   under  applicable
                                        provisions of the Code.

                                        Investors  are advised to consult  their
                                        tax advisors concerning the specific tax
                                        consequences  to them  of the  purchase,
                                        ownership and disposition of the Offered
                                        Certificates   and  to  review  "Certain
                                        Federal Income Tax Consequences"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment....................    The Offered Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of  the   Secondary   Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended ("SMMEA"),  only if so specified
                                        in the  related  Prospectus  Supplement.
                                        Investors whose investment  authority is
                                        subject  to  legal  restrictions  should
                                        consult   their   legal    advisors   to
                                        determine whether and to what extent the
                                        Offered  Certificates  constitute  legal
                                        investments   for   them.   See   "Legal
                                        Investment"  herein  and in the  related
                                        Prospectus Supplement.

Rating..............................    At their  respective  dates of issuance,
                                        each class of Offered  Certificates will
                                        be rated not lower than investment grade
                                        by one  or  more  nationally  recognized
                                        statistical  rating  agencies  (each,  a
                                        "Rating  Agency").  See "Rating"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.

Limited Liquidity of Offered Certificates

     General. The Offered Certificates of any series may have limited or no liquidity. Accordingly, an investor may be forced to bear the risk of its investment in any Offered Certificates for an indefinite period of time. Furthermore, except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-Termination".

     Lack of a Secondary Market. There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or that it will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Limited Nature of Ongoing Information. The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates-Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Sensitivity to Fluctuations in Prevailing Interest Rates. Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class (as defined herein) or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency, and the holders of one or more classes of such Offered Certificates will be required to bear the consequent loss. Furthermore, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, if and to the extent described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Credit Support Limitations

     Limitations Regarding Types of Losses Covered. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses; for example, Credit Support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any such losses not covered by Credit Support may, at least in part, be allocated to one or more classes of Offered Certificates.

     Disproportionate Benefits to Certain Classes and Series. A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus
Supplement. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of Senior Certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Offered Certificates of a series are made in a specified order of priority, any related Credit Support may be exhausted before the principal of the later paid classes of Offered Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Offered Certificates having a later right of payment. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     Limitations Regarding the Amount of Credit Support. The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more other classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "Description of the Certificates--Allocation of Losses and Shortfalls" and "Description of Credit Support". If the losses on the related Mortgage Assets do exceed such assumed levels, the holders of one or more classes of Offered Certificates will be required to bear such additional losses.

Effect of Prepayments on Average Life of Certificates

     As a result of prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to obtain new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later, and the average life thereof could be significantly shorter or longer, than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms and provisions of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("Call Risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("Extension Risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the Call Risk and/or Extension Risk that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

Effect of Prepayments on Yield of Certificates

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations".

Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios. Hence, a rating assigned by a Rating Agency does not guarantee or ensure the realization of any anticipated yield on a class of Offered Certificates.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. As a result, the Credit Support required in respect of the Offered Certificates of any series may be insufficient to fully protect the holders thereof from losses on the related Mortgage Asset Pool. See "Description of Credit Support" and "Rating".

Certain  Factors  Affecting  Delinquency,  Foreclosure  and Loss of the Mortgage
Loans

     General. The payment performance of the Offered Certificates of any series will be directly related to the payment performance of the underlying Mortgage Loans. Set forth below is a discussion of certain factors that will affect the full and timely payment of the Mortgage Loans in any Trust Fund. In addition, a description of certain material considerations associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans".

     The Offered Certificates will be directly or indirectly backed by mortgage loans secured by multifamily and/or commercial properties. Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event thereof, than loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds-Mortgage Loans-Default and Loss Considerations with Respect to the Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by factors generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots; and other circumstances, conditions or events beyond the control of a Master Servicer or a Special Servicer. Additional considerations may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator, and the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

     In addition, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Limited Recourse Nature of the Mortgage Loans. It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Foreclosure--Anti-Deficiency Legislation".

     Limitations on Enforceability of Cross-Collateralization. A Mortgage Pool may include groups of Mortgage Loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective Mortgage Loans in a cross-collateralized group, and the cash flows generated thereby, are available to support debt service on, and ultimate repayment of, the aggregate indebtedness evidenced by those Mortgage Loans. These arrangements thus seek to reduce the risk that the inability of one or more of the Mortgaged Properties securing any such group of Mortgage Loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

     There may not be complete identity of ownership of the Mortgaged Properties securing a group of cross-collateralized Mortgage Loans. In such an instance, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Generally, under federal and state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and was then insolvent or was rendered insolvent by such obligation or transfer. Accordingly, a creditor seeking ownership of a Mortgaged Property subject to such cross-collateralization to repay such creditor's claim against the related borrower could assert (i) that such borrower was insolvent at the time the cross-collateralized Mortgage Loans were made and (ii) that such borrower did not, when it allowed its property to be encumbered by a lien securing the indebtedness represented by the other Mortgage Loans in the group of cross-collateralized Mortgage Loans, receive fair consideration or reasonably equivalent value for, in effect, "guaranteeing" the performance of the other borrowers. Although the borrower making such "guarantee" will be receiving "guarantees" from each of the other borrowers in return, there can be no assurance that such exchanged "guarantees" would be found to constitute fair consideration or be of reasonably equivalent value, and no unqualified legal opinion to that effect will be obtained.

     The cross-collateralized Mortgage Loans constituting any group thereof may be secured by mortgage liens on Mortgaged Properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such Mortgage Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the related Mortgages is not impaired or released.

     Increased Risk of Default Associated With Balloon Payments. Certain of the Mortgage Loans included in a Trust Fund may be nonamortizing or only partially amortizing over their terms to maturity and, thus, will require substantial payments of principal and interest (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or the Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans". While the Master Servicer or the Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery than liquidation, taking into account the time value of money, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

     Lender Difficulty in Collecting Rents Upon the Default and/or Bankruptcy of Borrower. Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans-Leases and Rents".

     Limitations on Enforceability of Due-on-Sale and Debt-Acceleration Clauses. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     Risk of Liability Arising From Environmental Conditions. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     Lack of Insurance Coverage for Certain Special Hazard Losses. Unless otherwise specified in a Prospectus Supplement, the Master Servicer and Special Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements-Hazard Insurance Policies".

     Risks of Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans securing certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

Inclusion of Delinquent  and  Nonperforming  Mortgage  Loans in a Mortgage Asset
Pool

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are nonperforming. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments in respect of the subject Mortgage Asset Pool and the yield on the Offered Certificates of such series. See "Description of the Trust Funds-Mortgage Loans-General".

Termination

     If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. In addition, if so specified in the related Prospectus Supplement, upon the reduction of the aggregate principal balance of some or all of the Mortgage Assets by a specified percentage, a party or parties designated therein may be authorized to purchase such Mortgage Assets, generally at a price equal to, in the case of any Mortgage Asset, the unpaid principal balance thereof plus accrued interest (or, in some cases, at fair market value). However, circumstances may arise in which such fair market value may be less than the unpaid balance of the related Mortgage Assets, together with interest thereon, sold and therefore, as a result of such a sale or purchase, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates. See Description of the Certificates--Termination."

Risks Associated with Restaurants

     Various factors may affect the economic viability of Restaurants, including but not limited to competition from facilities having businesses similar to the particular Restaurant; perceptions by prospective customers of the safety, convenience, services and attractiveness of the Restaurant; the quality of available food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance; and retroactive changes to building codes, similar ordinances and other legal requirements. Additional factors that can affect the success of a regionally or nationally-known chain Restaurant include actions and omissions of any franchisor (including management practices that adversely affect the nature of the business or that require renovation, refurbishment, expansion or other expenditures); the degree of support provided or arranged by any such franchisor, its franchisee organizations and third party providers of products or services; the bankruptcy or business discontinuation of any such franchisor, franchisee organization or third party; and increases in operating expenses.

                         DESCRIPTION OF THE TRUST FUNDS

General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans ("Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by the Depositor. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "-Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create first or junior liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of one or more of the following types of real property: (i) residential properties ("Multifamily Properties") consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, and mobile home parks; and (ii) commercial properties ("Commercial Properties") consisting of office buildings, retail shopping facilities (such as shopping centers, malls and individual stores), hotels and motels, health care-related facilities (such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and senior housing), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, individual restaurants and other establishments that are part of the food service industry (collectively, "Restaurants"), mixed use properties (that is, any combination of the foregoing), and unimproved land. However, health care-related facilities will not represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. The Multifamily Properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations ("Cooperatives"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related senior liens ("Senior Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to such Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and any Senior Liens or purchase the Mortgaged Property subject to such Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular Mortgage Loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     If so specified in the related Prospectus Supplement, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or nonperforming as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or nonperformance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the Mortgage Loans included in a particular Trust Fund may be nonrecourse loans.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments of principal and/or interest on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) noncash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a nonowner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Value" of a Mortgaged Property will be its fair market value as determined by an appraisal of such property conducted by or on behalf of the Originator in connection with the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a Mortgaged Property, value will in all cases be affected by property performance. As a result, if a Mortgage Loan defaults because the income generated by the related Mortgaged Property is insufficient to cover operating costs and expenses and pay debt service, then the value of the Mortgaged Property will reflect such and a liquidation loss may occur.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-General" and "-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments".

     Payment  Provisions of the Mortgage  Loans.  All of the Mortgage Loans will
(i) have had original terms to maturity of not more than 40 years and (ii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at a Mortgage Rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance payment (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which, to the extent then applicable, will generally include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios, (vi) the Mortgage Rates borne by the Mortgage Loans, or the range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lockout Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to provide the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

     If any Mortgage Loan, or group of related Mortgage Loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related Mortgaged Property or Mortgaged Properties will be included in the related Prospectus Supplement.

     If and to the extent available and relevant to an investment decision in the Offered Certificates of the related series, information regarding the prepayment experience of a Master Servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related Prospectus Supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a Master Servicer's servicing portfolio may be so materially different from those of the related Mortgage Asset Pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the Master Servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a Special Servicer, no comparable prepayment information will be presented with respect to the Special Servicer's multifamily and/or commercial mortgage loan servicing portfolio.

     Mortgage Loans Secured by Restaurants. The Mortgaged Properties that constitute Restaurants may include those that are individually owned and operated and those which are part of a regionally- or nationally-known chain of Restaurants. In each case, the related Mortgage Loan is secured by a first or junior mortgage lien on the respective Restaurant and is further secured by a first or junior priority security interest in certain equipment and other property of the related borrower, which is used in the operation of the respective Restaurant.

     As with loans secured by other income-producing properties, a Mortgage Loan secured by a Restaurant is dependent on the successful operation of the Restaurant, which, in turn, is dependent on various factors, many of which are beyond the control of the Restaurant operator, including but not limited to competition from facilities having businesses similar to the Restaurant; perceptions by prospective customers of the safety, convenience, services and attractiveness of the Restaurant; the quality of available food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance and retroactive changes to building codes, similar ordinances and other legal requirements. Adverse economic conditions, either local, regional or national, may limit the amount that may be charged for food and may result in a reduction in customers. The construction of competing food establishments can have similar effects. Because of the nature of the business, Restaurants tend to respond to adverse economic conditions and competition more quickly than do other commercial properties.

     The restaurant industry is highly competitive. The principal means of competition are segment, product, price, value, quality, service, convenience, location and the nature and condition of the Restaurant facility. A Restaurant operator competes with all operators of comparable restaurant facilities in the area in which its Restaurant is located. Other Restaurants could have lower operating costs, more favorable locations, more effective marketing, more efficient operations or better facilities.

     The location and condition of a particular Restaurant will affect the number of customers and, to a certain extent, the prices that may be charged. The characteristics of an area or neighborhood in which a Restaurant is located may change over time or in relation to competing facilities, and the cleanliness and maintenance at a Restaurant will affect the appeal of the Restaurant to customers. In addition, the effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. In the case of regionally- or nationally-known chain restaurants, there may be expenditures for renovation, refurbishment or expansion at a Restaurant regardless of its condition. While a Restaurant may be renovated, refurbished or expanded to either maintain its condition or remain competitive, such renovation, refurbishment or expansion may itself entail significant risks. In addition, the business conducted at a Restaurant may face competition from other industries and industry segments.

     The success of a Restaurant which is part of either a regionally- or nationally-known chain of restaurants can be affected by various factors such as the management practices of the respective franchisor, a lack of support by such franchisor, its franchisee organizations or third party providers of products or services or the bankruptcy or business discontinuation of any such franchisor, franchisee organization or third party may adversely affect the operating results of the related Restaurants. Furthermore, the transferability of franchise license agreements may be restricted and, in the event of foreclosure, there can be no assurance that the related Restaurant would have the right to continue to use the license. In addition, the ability of a Restaurant to attract customers, and some of such Restaurant's revenues, may depend in large part on its having a liquor license. Such a license may not be transferable (for example, in connection with a foreclosure).

MBS

     MBS may  include  (i)  private-label  (that  is,  not  issued,  insured  or guaranteed by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC"), provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a Mortgage Asset
Pool: (a) either will (i) have been previously registered under the Securities Act of 1933, as amended, (ii) be exempt from such registration requirements or
(iii) have been held for at least the holding period specified in Rule 144(k) under the Securities Act of 1933, as amended; and (b) either (i) will have been acquired (other than from the Depositor or an affiliate thereof) in bona fide secondary market transactions or (ii) if so specified in the related Prospectus Supplement, may be derived from the Depositor's (or an affiliate's) unsold allotments from the Depositor (or an affiliate's) previous offerings.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will be parties to the MBS Agreement, generally together with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify: (i) the aggregate approximate initial and outstanding principal amount(s) and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term(s) to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s), (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, of each of the MBS,
(vi)  a  description  of  the  related  credit   support,   if  any,  (vii)  the
circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.

     The Depositor will provide the same information regarding the MBS in any Trust Fund in its reports filed under the Exchange Act with respect to such Trust Fund as was provided by the related MBS Issuer in its own such reports if such MBS was publicly offered or the reports the related MBS Issuer provides the related MBS Trustee if such MBS was privately issued.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund will be deposited to the extent described herein and in the related Prospectus Supplement. See "Description of the Pooling Agreements-Certificate Account".

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of Credit Support, which may include a letter of credit, a surety bond, an insurance policy, a guarantee, a reserve fund, or any combination thereof. The amount and types of such Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors-Credit Support Limitations" and "Description of Credit Support".

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related Prospectus Supplement. The related Prospectus Supplement will also identify the obligor under the Cash Flow Agreement.

                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors-Effect of Prepayments on Average Life of Certificates". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. A "Due Period" will be a specified time period (generally corresponding in length to the period between Distribution Dates) and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer, Special Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to

Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. The related Prospectus Supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the related Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, any consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In general, those factors which increase the attractiveness of selling a Mortgaged Property or refinancing a Mortgage Loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a Mortgage Loan, would be expected to cause the rate of prepayment in respect of any Mortgage Asset Pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any Mortgage Asset Pool to slow.

     The rate of principal payments on the Mortgage Loans in any Trust Fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Unless otherwise specified in the related Prospectus Supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to default, casualties or condemnations affecting the related Mortgaged Properties and purchases of

Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a possibility that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or the Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur (that is, Mortgage Loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues thereon, with the unpaid portion of such interest being added to the related principal balance). Negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Offered Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. In addition, an ARM Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization may occur in respect of an ARM Loan that (i) limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, (ii) provides that its scheduled payment will adjust less frequently than its Mortgage Rate or (iii) provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the reduction of the notional amount thereof). See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources is likely to have any material effect on the rate at which such Certificates are amortized and the consequent yield with respect thereto.


                                  THE DEPOSITOR

     The Depositor is a special purpose corporation incorporated in the State of Delaware on March 22, 1996, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trust in exchange for certificates evidencing interest in such trusts and selling or otherwise distributing such certificates. The Depositor is not an affiliate of Deutsche Bank AG. The principal executive offices of the Depositor are located at One International Place, Room 608, Boston, Massachusetts 02110. Its telephone number is (617) 951-7690. The Depositor's capitalization is nominal. All of the shares of capital stock of the Depositor are held by The Deutsche Mortgage & Asset Receiving Trust, a Massachusetts charitable lead trust (the "DMARC Trust") formed by J H Management Corporation and J H Holdings Corporation, both of which are Massachusetts corporations. J H Holdings Corporation is the trustee of the DMARC Trust, which holds no assets other than the stock of the Depositor. All of the stock of J H Holdings Corporation and of J H Management Corporation is held by the 1960 Trust, an independent charitable organization qualified under
Section 501(c)(3) of the Code, and operated for the benefit of a Massachusetts charitable institution.

     None of the Depositor, J H Management Corporation, Deutsche Bank A.G. or any of their respective affiliates will insure or guarantee distributions on the Certificates of any series.

                                DEUTSCHE BANK AG

     It is anticipated that the assets conveyed to the Trust Fund by the Depositor will have been acquired by the Depositor from Deutsche Bank AG or an affiliate thereof. Deutsche Bank AG is the largest banking institution in the Federal Republic of Germany and one of the largest in the world. It is the parent company of a group (the "Deutsche Bank Group") consisting of commercial banks, investment banking and fund management companies, mortgage banks and property finance companies, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. The Deutsche Bank Group employs over 74,000 staff members at more than 2,400 branches and offices around the world.


                         DESCRIPTION OF THE CERTIFICATES

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest on the Certificate Balance or Notional Amount thereof at a fixed, variable or adjustable rate; (ii) constitute Senior Certificates or Subordinate Certificates; (iii) constitute Stripped Interest Certificates or Stripped Principal Certificates; (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     If so specified in the related Prospectus Supplement, a class of Certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of Certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of Certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The Offered Certificates of each series (if issued as
Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. If so specified in the related Prospectus Supplement, arrangements may be made for clearance and settlement through CEDEL, S.A. or the Euroclear System, if they are participants in DTC.

Distributions

     Distributions on the Certificates of each series will be made on each Distribution Date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available Distribution Amount for any series and Distribution Date will be more specifically described in the related Prospectus Supplement. In general, the Distribution Date for a series of Certificates will be the 25th day of each month (or, if any such 25th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of Certificates is issued.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related Prospectus Supplement. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an Offered Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related
Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class of Offered Certificates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of that portion, if any, of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date or otherwise deferred as described in the related Prospectus Supplement. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a Notional Amount that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) one or more classes of the Certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest", exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates" and "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest".

Distributions of Principal of the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive as principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). The initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of a specified date (the "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more other classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement. Alternatively, such items may be retained by the Depositor or any of its affiliates or by any other specified person and/or may be excluded as Trust Assets.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates. See "Description of Credit Support".

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including, in the case of a series that includes one or more classes of Subordinate Certificates, if so identified, collections on other Mortgage Assets in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the judgment of the Master
Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer, Manager or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

     (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of such class of Offered Certificates that was applied to pay Accrued Certificate Interest;

     (iii)the amount, if any, of such distribution to holders of such class of Offered Certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

     (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

     (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

     (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and, if the related Trust Fund includes MBS, the amount of administrative compensation received by the MBS Administrator;

     (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

     (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent;

     (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally corresponding in length to the period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

     (x) the Certificate Balance or Notional Amount, as the case may be, of such class of Certificates at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     (xiv) the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of Offered Certificates or as a percentage. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, Manager or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "-Book-Entry Registration and Definitive Certificates" below.

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer, Manager or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them. The Depositor will provide the same information with respect to any MBSs in its own reports that were publicly offered and the reports the related MBS Issuer provides to the Trustee if privately issued.

Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements-Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer, Special Servicer or REMIC Administrator. See "Description of the Pooling Agreements-Events of Default", "-Rights Upon Event of Default" and "-Resignation and Removal of the Trustee".

Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment (or provision for payment) to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein.

     In addition, if so provided in the related Prospectus Supplement upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. Circumstances may arise in which such fair market value may be less than the unpaid balance of the Mortgage Loans sold and therefore, as a result of such a sale, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates.

Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global Certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. If so provided in the Prospectus Supplement, arrangements may be made for clearance and settlement through the Euroclear System or CEDEL, S.A., if they are participants in DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions between DTC Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with a DTC Participant that maintains as account with DTC. The rules applicable to DTC and DTC Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through, and will be recorded on the records of, the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Certificates will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such Certificates. The beneficial  ownership  interest  of the  owner of a  Book-Entry  Certificate  (a
"Certificate  Owner")  may only be  transferred  by  compliance  with the rules,
regulations   and   procedures  of  such   Financial   Intermediaries   and  DTC
Participants.

     DTC has no knowledge of the actual Certificate Owners; DTC's records reflect only the identity of the DTC Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit DTC Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such DTC Participant (and not of DTC, the Depositor or any Trustee, Master Servicer, Special Servicer or Manager), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the DTC Participants who in turn will exercise their rights through DTC. The Depositor has been informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more DTC Participants to whose account with DTC interests in the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Certificates.

     Because DTC can act only on behalf of DTC Participants, who in turn act on behalf of Financial Intermediaries and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as "Certificateholders" under and within the meaning of the related Pooling Agreement.

                      DESCRIPTION OF THE POOLING AGREEMENTS
General

     The Certificates of each series will be issued pursuant to a Pooling Agreement. In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer, the Special Servicer and, if one or more REMIC elections have been made with respect to the Trust Fund, the REMIC Administrator. However, a Pooling Agreement that relates to a Trust Fund that includes MBS may include a Manager as a party, but may not include a Master Servicer, Special Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Asset Seller or an affiliate thereof may perform the functions of Master Servicer, Special Servicer, Manager or REMIC Administrator. If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC

Administrator. Any party to a Pooling Agreement or any affiliate thereof may own Certificates issued thereunder; however, except in limited circumstances (including with respect to required consents to certain amendments to a Pooling Agreement), Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related Series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor".

Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Mortgage Loan to be included in a Trust Fund, deliver, or cause to be delivered, to the related Trustee (or to a custodian appointed by the Trustee as described below) the Mortgage Note endorsed, without recourse, either in blank or to the order of such Trustee (or its nominee), the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or to the Trustee (or its nominee) in recordable form, together with any intervening assignments of the Mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling Agreement. Such assignments may be blanket assignments covering Mortgages on Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers, or causes to be delivered, to the related Trustee (or such custodian) a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because of a delay caused by the public recording office, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment as submitted for recording. The Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because such Mortgage or assignment has been lost, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related Prospectus Supplement, assignments of Mortgage to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer, the Special Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related Prospectus Supplement (in any event, the "Purchase Price"). If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective Mortgage Loan documentation, and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer or the Special Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so.

     The Trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the Mortgage Loans in any Trust Fund and to maintain possession of and, if applicable, to review the documents relating to such Mortgage Loans, in any case as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Certificates will be set forth in the related Prospectus Supplement.

Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, the Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at the applicable Purchase Price. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party, and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.

Collection and Other Servicing Procedures

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer for any Mortgage Pool, directly or through Sub-Servicers, will each be obligated under the related Pooling Agreement to service and administer the Mortgage Loans in such Mortgage Pool for the benefit of the related Certificateholders, in accordance with applicable law and further in accordance with the terms of such Pooling Agreement, such Mortgage Loans and any instrument of Credit Support included in the related Trust Fund. Subject to the foregoing, the Master Servicer and the Special Servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the Master Servicer and the Special Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided (i) such procedures are consistent with the terms of the related Pooling Agreement and (ii) do not impair recovery under any instrument of Credit Support included in the related Trust Fund. Consistent with the foregoing, the Master Servicer and the Special Servicer will each be permitted, in its discretion, unless otherwise specified in the related Prospectus Supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any Mortgage Loan.

     The Master Servicer and the Special Servicer for any Trust Fund, either separately or jointly, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. The related Prospectus Supplement will specify when and the extent to which servicing of a Mortgage Loan is to be transferred from the Master Servicer to the Special Servicer. In general, and subject to the discussion in the related Prospectus Supplement, a Special Servicer will be responsible for the servicing and administration of: (i) Mortgage Loans that are delinquent in respect of a specified number of scheduled payments; (ii) Mortgage Loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and (iii) REO Properties. If so specified in the related Prospectus Supplement, a Pooling Agreement also may provide that if a default on a Mortgage Loan has occurred or, in the judgment of the related Master Servicer, a payment default is reasonably foreseeable, the related Master Servicer may elect to transfer the servicing thereof, in whole or in part, to the related Special Servicer. Unless otherwise provided in the related Prospectus Supplement, when the circumstances no longer warrant a Special Servicer's continuing to service a particular Mortgage Loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the Special Servicer and such borrower), the Master Servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Special Servicer may perform certain limited duties in respect of Mortgage Loans for which the Master Servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a Master Servicer may perform certain limited duties in respect of any Mortgage Loan for which the Special Servicer is primarily responsible (including, if so specified, continuing to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), making certain calculations with respect to such Mortgage Loan and making remittances and preparing certain reports to the Trustee and/or Certificateholders with respect to such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

     A mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Special Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Mortgage Loan, the

Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a mortgagor files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. In general, the Master Servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then, unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer will each be required to take, on behalf of the related Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be required to advance the necessary funds to cure the default or reinstate the Senior Lien, if such advance is in the best interests of the related Certificateholders and the Master Servicer or Special Servicer, as applicable, determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

Sub-Servicers

     A Master Servicer or Special Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer or Special Servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide for servicing of the applicable Mortgage Loans consistent with the related Pooling Agreement. The Master Servicer and Special Servicer in respect of any Mortgage Asset Pool will each be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's or Special Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such Master Servicer or Special Servicer would be reimbursed under a Pooling Agreement. See "-Certificate Account" and "-Servicing Compensation and Payment of Expenses".

Certificate Account

     General. The Master Servicer, the Trustee and/or the Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a noninterest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer, Trustee or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the following payments and collections received or made by the Master Servicer, the Trustee or the Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or the Special Servicer as its servicing compensation or as compensation to the Trustee;

     (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance Proceeds" and
"Condemnation Proceeds", respectively) and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (vii) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates;

     (v) any advances made with respect to delinquent scheduled payments of principal and interest on the Mortgage Loans;

     (vi) any amounts paid under any Cash Flow Agreement;

     (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "-Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates";

     (viii) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or the Special Servicer and is not otherwise retained by the Depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

     (ix) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "-Hazard Insurance Policies";

     (x) any amount required to be deposited by the Master Servicer, the Special Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer, the Special Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

     (xi) any other amounts received on or in respect of the Mortgage Loans required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

     (i) to make distributions to the Certificateholders on each Distribution Date;

     (ii) to pay the Master Servicer or the Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular Mortgage Loans as to which such fees were earned;

     (iii) to reimburse the Master Servicer, the Special Servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular Mortgage Loans, Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties, or if in the judgment of the Master Servicer, the Special Servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, the Special Servicer or any other specified person interest accrued on the advances and servicing expenses described in clause
(iii) above incurred by it while such remain outstanding and unreimbursed;

     (v) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "-Realization Upon Defaulted Mortgage Loans";

     (vi) to reimburse the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor, the Trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor" and "-Certain Matters Regarding the Trustee";

     (vii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee, the REMIC Administrator and any provider of Credit Support;

     (viii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

     (ix) to pay the Master Servicer, the Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     (x) to pay any servicing expenses not otherwise required to be advanced by the Master Servicer, the Special Servicer or any other specified person;

     (xi) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

     (xii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

     (xiii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

     (xiv) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

Modifications, Waivers and Amendments of Mortgage Loans

     The Master Servicer and the Special Servicer may each agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer or the Special Servicer, as the case may be, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of

Credit Support. Unless otherwise provided in the related Prospectus Supplement, the Special Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.

Realization Upon Defaulted Mortgage Loans

     If a default on a Mortgage Loan has occurred or, in the Special Servicer's judgment, a payment default is imminent, the Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise. Unless otherwise specified in the related Prospectus Supplement, the Special Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund) and either:

               (i) such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

               (ii) the Special Servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause
          (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     A Pooling Agreement may grant to the Master Servicer, the Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined price (which, if less than the Purchase Price, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Special Servicer may offer to sell any defaulted Mortgage Loan if and when the Special Servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. In the absence of any such sale, the Special Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion above.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless
(i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the Special Servicer will generally be required to attempt to sell any Mortgaged Property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Code
Section 860G(c)(2), with respect to such property. If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of its obligation to manage such Mortgaged Property as required under the related Pooling Agreement.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Special Servicer and/or the Master Servicer in connection with such Mortgage Loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the Trust Fund will realize a loss in the amount of such shortfall. The Special Servicer and/or the Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. In addition, if and to the extent set forth in the related Prospectus Supplement, amounts otherwise distributable on the Certificates may be further reduced by interest payable to the Master Servicer and/or Special Servicer on such servicing expenses and advances.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the Special Servicer nor the Master Servicer will be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it
determines   (i)  that  such   restoration   will   increase   the  proceeds  to
Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Special Servicer or the Master Servicer, as the case may be, for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer (or the Special Servicer with respect to Mortgage Loans serviced thereby) to use reasonable efforts to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer (or Special Servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer (or Special Servicer) under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's (or Special Servicer's) normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer (or Special Servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer (or Special Servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer (or Special Servicer) will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance".

Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, including Mortgage Loans serviced by the related Special Servicer. If and to the extent described in the related Prospectus Supplement, a Special Servicer's primary compensation with respect to a series of Certificates may consist of any or all of the following components:
(i) a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, whether or not serviced by it; (ii) an additional specified portion of the interest payments on each Mortgage Loan then currently serviced by it; and (iii) subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each Mortgage Loan which was at any time serviced by it, including Mortgage Loans for which servicing was returned to the Master Servicer. Insofar as any portion of the Master Servicer's or Special Servicer's compensation consists of a specified portion of the interest payments on a Mortgage Loan, such compensation will generally be based on a percentage of the principal balance of such Mortgage Loan outstanding from time to time and, accordingly, will decrease with the amortization of the Mortgage Loan. As additional compensation, a Master Servicer or Special Servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate Account. A more detailed description of each Master Servicer's and Special Servicer's compensation will be provided in the related Prospectus Supplement. Any Sub-Servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the Master Servicer or Special Servicer that retained such Sub-Servicer.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer or Special Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the Trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, may be required to be borne by the Trust Fund.

Evidence as to Compliance

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those Sub-Servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

     Each Pooling Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the Master Servicer and Special Servicer shall each deliver to the related Trustee an annual statement signed by one or more officers of the Master Servicer or the Special

Servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the Master Servicer or the Special Servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, copies of the annual accountants' statement and the annual statement of officers of a Master Servicer or Special Servicer may be obtained by Certificateholders upon written request to the Trustee.

Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor

     Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer, the Special Servicer and any REMIC Administrator to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. The Master Servicer and Special Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any director, officer, employee or agent of any of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor is a party, or any person succeeding to the business of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, will be the successor of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, under the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, a REMIC Administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC Administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include, without limitation, (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by any other party to the related Pooling Agreement, or to the Master Servicer, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Special Servicer to remit to the Master Servicer or the Trustee, as applicable, any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the Special Servicer by any other party to the related Pooling Agreement, or to the Special Servicer, with a copy to each other party to the related Pooling Agreement, by the Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights of such series; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the related Pooling Agreement, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (iv) any failure by a REMIC Administrator (if other than the Trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC Administrator by any other party to the related Pooling Agreement, or to the REMIC Administrator, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee), and certain actions by or on behalf of the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, when a single entity acts as Master Servicer, Special Servicer and REMIC Administrator, or in any two of the foregoing capacities, for any Trust Fund, an Event of Default in one capacity will constitute an Event of Default in each capacity.

Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer, the Special Servicer or a REMIC Administrator under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to make such advances, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     If the same entity is acting as both Trustee and REMIC Administrator, it may be removed in both such capacities as described under "-Resignation and Removal of the Trustee" below.

     No Certificateholder will have any right under a Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Except as otherwise specified in the related Prospectus Supplement, each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by such Pooling Agreement, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) if a REMIC election has been made with respect to the related

Trust Fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or any designated portion thereof) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling Agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that the then-current ratings of the classes of the Certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee (See "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" herein), (v) to make any other provisions with respect to matters or questions arising under such Pooling Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

     The Pooling Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling
Agreement or of modifying in any manner the rights of the holders of Certificates covered by such Pooling Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Pooling Agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be required to consent to any amendment to a Pooling Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC.

List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.

The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer, Special Servicer or REMIC Administrator and its affiliates.

Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, such Certificates or any underlying Mortgage Asset or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Assets. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates of the applicable series evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. Notwithstanding anything herein to the contrary, if any entity is acting as both Trustee and REMIC Administrator, then any resignation or removal of such entity as the Trustee will also constitute the resignation or removal of such entity as REMIC Administrator, and the successor trustee will serve as successor to the REMIC Administrator as well.


                          DESCRIPTION OF CREDIT SUPPORT

General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds, or any combination of the foregoing. If and to the extent so provided in the related Prospectus Supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of Certificates.

     The Credit Support may not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors-Credit Support Limitations".

Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. The related Prospectus Supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such Prospectus Supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of some or all of the related Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-Mortgage Loans". If a significant percentage of Mortgage Loans (or mortgage loans underlying MBS), by balance, are secured by properties in a particular state, relevant state laws, to the extent they vary materially from this discussion, will be discussed in the Prospectus Supplement. For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-Bankruptcy Laws".

Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public  Sale.  A third  party may be  unwilling  to  purchase  a  mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, may be nonrecourse. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Limited Recourse Nature of the Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.

Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "-Leases and Rents", the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

Environmental Considerations

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is the so called "secured creditor exemption".

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. Such costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling Agreement will provide that neither the Master Servicer nor the Special Servicer, acting on behalf of the Trustee, may acquire title to a Mortgaged Property or take over its operation unless the Special Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans".

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Junior Liens; Rights of Holders of Senior Liens

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related Senior Liens may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse.

Subordinate Financing

     The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

Certain Laws and Regulations

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates of any series thereof, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor with respect to that series on the material matters associated with such consequences, subject to any qualifications set forth herein. Unless otherwise specified in the related Prospectus Supplement, counsel to the Depositor for each series will be Thacher Proffitt & Wood. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof may also apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the REMIC Administrator will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements other than guaranteed investment contracts are included in a Trust Fund, the anticipated material tax consequences associated with such Cash Flow Agreements also will be discussed in the related Prospectus Supplement. See "Description of the Trust Funds-Cash Flow Agreements".

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs. With respect to each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--REMICs," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund (or applicable portion thereof) as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the
REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections of the Code) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections of the Code. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on Mortgage Loans held pending distribution is considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code, and Treasury regulations provide that real property acquired by foreclosure constitutes "qualifying real property loans" for purposes of section 593(d) of the Code.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the Depositor, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described below, in advance of the receipt of the cash attributable to such income. In addition,
Section  1272(a)(6)  of the Code  provides  special  rules  applicable  to REMIC
Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more
"qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC
Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" below for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that begins on a date that corresponds to a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the day preceding the immediately following Distribution Date, a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption, (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market  Discount.  A  Certificateholder  that  purchases  a  REMIC  Regular
Certificate  at a  market  discount,  that is,  in the  case of a REMIC  Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price.

In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest and discount (including de minimis market or original issue discount) in income as interest, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "-Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its Certificate Balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See "-Prohibited Transactions Tax and Other Taxes" below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate from the seller of such Certificate in connection with the acquisition of such REMIC
Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual

Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC

Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount".

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "-Taxation of Owners of REMIC Residual Certificates-General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return with such thrift institution) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described above under "-Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium".

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related REMIC Administrator, Master Servicer, Special Servicer, Manager or Trustee, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a REMIC Administrator, a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the REMIC Administrator, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other nonindividuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount".

     Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are nonresident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling Agreement.

Grantor Trust Funds

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Grantor Trust Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--Grantor Trust Funds," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Grantor Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Grantor Trust Certificates.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii) "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (iv) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is
"interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the
Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "-Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, the Master Servicer, the Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "-Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "-Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "-Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "-REMICs-Taxation of Owners of REMIC Regular

Certificates-Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

     Further, under the rules described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "-Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated on December 16, 1994 regarding contingent payment debt instruments. As in the case of the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip

Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

     In the absence of final Treasury regulations relating to debt instruments providing for contingent payments, a projected payment schedule under the "noncontingent bond method" is not intended to be provided to holders.

     Certificateholders   should  consult  their  tax  advisors  concerning  the
possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub-Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup   Withholding.   In   general,   the   rules   described   above  in
"-REMICs-Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "-REMICs-Foreign Investors in REMIC Certificates" above applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans"), and on persons who are fiduciaries with respect to such Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

Plan Asset Regulations

     A Plan's investment in Offered Certificates may cause the underlying Mortgage Assets and other assets included in a related Trust Fund to be deemed assets of such Plan. Section 2510.3-101 of the regulations (the "Plan Asset Regulations") of the United States Department of Labor (the "DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan may be assets of that Plan. Under the Plan Asset Regulations, the Trust Fund, including the Mortgage Asset Loans and the other assets held in the Trust

Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such assets, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan assets.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, any Special Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" FHLMC Certificates, GNMA Certificates and FNMA Certificates, but do not include FAMC Certificates. Accordingly, even if such MBS (other than FAMC Certificates) included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such MBS (other than FAMC Certificates) would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates, FAMC Certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in the related Prospectus Supplement before purchasing any such Certificates.

Prohibited Transaction Exemptions

     In considering an investment in the Offered Certificates, a Plan fiduciary should consider the availability of prohibited transaction exemptions promulgated by the DOL including, among others, Prohibited Transaction Class Exemption ("PTCE") 75-1, which exempts certain transactions involving Plans and certain broker-dealers, reporting dealers and banks; PTCE 90-1, which exempts certain transactions between insurance company separate accounts and Parties in Interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and Parties in Interest; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 95-60, which exempts certain transactions between insurance company general accounts and Parties in Interest; and PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager". There can be no assurance that any of these class exemptions will apply with respect to any particular Plan investment in the Certificates or, even if it were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the availability of other exemptions with respect to the Certificates offered thereby.

Insurance Company General Accounts

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Notes should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Consultation With Counsel

     Any Plan fiduciary which proposes to purchase Offered Certificates on behalf of or with assets of a Plan should consider its general fiduciary obligations under ERISA and should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of any prohibited transaction exemption in connection therewith.

Tax Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions".

                                LEGAL INVESTMENT

     If so specified in the related Prospectus Supplement, the Offered Certificates will constitute "mortgage related securities" for purposes of SMMEA. Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities", Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations such regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures". In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities". The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS (as defined herein). The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

     The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. The Depositor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor to cover expenses related thereto. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

               1. By negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

               2. By placements by the Depositor with institutional investors through dealers; and

               3. By direct placements by the Depositor with institutional investors.

     In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to any series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or institutional investors.

                                  LEGAL MATTERS

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Thacher Proffitt & Wood.

                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus

Supplement. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -102-
                         INDEX OF PRINCIPAL DEFINITIONS

401(c) Regulations.........................................................97
Accrual Certificates........................................................4
Accrual Period    .........................................................72
Accrued Certificate Interest...............................................31
Act               .........................................................63
ADA               .........................................................66
ARM Loans         .........................................................19
Available Distribution Amount..............................................30
Book-Entry Certificates....................................................29
Call Risk         .........................................................10
Cash Flow Agreement.........................................................6
CERCLA            .........................................................63
Certificate Account........................................................22
Certificate Balance.........................................................4
Certificate Owner .........................................................36
Certificates      ..........................................................i
Closing Date      .........................................................71
Code              ..........................................................7
Commercial Properties................................................i, 2, 16
Commission        .........................................................iv
Committee Report  .........................................................70
Companion Class   .........................................................32
Concept           .........................................................20
Condemnation Proceeds......................................................43
Contributions Tax .........................................................82
Controlled Amortization Class..............................................32
Controlled Amortization Classes.............................................3
Cooperatives      .........................................................16
CPR               .........................................................26
Credit Support    ..........................................................6
Crime Control Act .........................................................67
Cut-off Date      ......................................................5, 31
Debt Service Coverage Ratio................................................17
Definitive Certificates....................................................29
Depositor         ..........................................................i
Determination Date.....................................................23, 30
Deutsche Bank Group........................................................28
Distribution Date ..........................................................4
Distribution Date Statement................................................33
DMARC Trust       .........................................................28
DOL               .........................................................95
DTC               ......................................................v, 36
DTC Participants  .........................................................36
Due Dates         .........................................................19
Due Period        .........................................................23
Equity Participation.......................................................19
ERISA             ......................................................7, 95
Exchange Act      ..........................................................v
Extension Risk    .........................................................10
FAMC              .........................................................21
FHLMC             .........................................................21
Financial Intermediary.....................................................36
FNMA              .........................................................21
Garn Act          .........................................................65
GNMA              .........................................................21
Grantor Trust Certificates..................................................7
Grantor Trust Fractional Interest Certificate..............................85
Grantor Trust Fund.........................................................68
Insurance Proceeds.........................................................43
IRS               .....................................................46, 68
Issue Premium     .........................................................77
Letter of Credit Bank......................................................56
Liquidation Proceeds.......................................................43
Loan-to-Value Ratio........................................................18
Lock-out Date     .........................................................19
Lock-out Period   .........................................................19
Manager           ..........................................................1
Mark-to-Market Regulations.................................................80
Master Servicer   ..........................................................1
MBS               ...................................................i, 3, 16
MBS Administrator ..........................................................1
MBS Agreement     .........................................................21
MBS Issuer        .........................................................21
MBS Servicer      .........................................................21
MBS Trustee       .........................................................21
Mortgage          .........................................................16
Mortgage Asset Pool.........................................................i
Mortgage Asset Seller......................................................16
Mortgage Assets   ......................................................i, 16
Mortgage Loans    ...................................................i, 1, 16
Mortgage Notes    .........................................................16
Mortgage Rate     ..........................................................2
Mortgaged Properties.......................................................16
Mortgages         .........................................................57
Multifamily Properties............................................., 1, 2, 16
Net Leases        .........................................................18
Net Operating Income.......................................................17
Nonrecoverable Advance.....................................................33
Notional Amount   ..........................................................4
Offered Certificates........................................................i
OID Regulations   .........................................................68
Originator        .........................................................16
OTS               .........................................................98
Parties in Interest........................................................95
Pass-Through Rate ..........................................................4
Percentage Interest........................................................30

Permitted Investments......................................................43
Plan Asset Regulations.....................................................95
Plans             .........................................................95
Policy Statement  .........................................................98
Pooling and Servicing Agreement.............................................3
Prepayment Assumption..................................................70, 88
Prepayment Interest Shortfall..............................................24
Prepayment Period .........................................................34
Prepayment Premium.........................................................19
Prohibited Transactions Tax................................................82
Prospectus Supplement.......................................................i
PTCE              .........................................................96
Purchase Price    .........................................................39
Rating Agency     ..........................................................7
Record Date       .........................................................30
Related Proceeds  .........................................................32
Relief Act        .........................................................67
REMIC             ....................................................iii, 68
REMIC Administrator.....................................................iv, 1
REMIC Certificates.........................................................68
REMIC Provisions  .........................................................68
REMIC Regular Certificates..................................................7
REMIC Regulations .........................................................68
REMIC Residual Certificates.................................................7
REO Property      .........................................................41
Residual Owner    .........................................................75
Restaurants       ...................................................i, 2, 16
RICO              .........................................................67
Security Interest .........................................................20
Senior Certificates.........................................................3
Senior Liens      .........................................................17
SMMEA             ..........................................................7
SPA               .........................................................26
Special Servicer  ..........................................................1
Stripped Interest Certificates..............................................3
Stripped Principal Certificates.............................................3
Sub-Servicer      .........................................................42
Sub-Servicing Agreement....................................................42
Subordinate Certificates....................................................3
Superlien         .........................................................63
Tax Exempt Investor........................................................97
Tiered REMICs     .........................................................70
Title V           .........................................................66
Trust Assets      .........................................................iv
Trust Fund        ..........................................................i
Trustee           ..........................................................1
UBTI              .........................................................97
UCC               .........................................................58
Value             .........................................................18
Voting Rights     .........................................................35
Warranting Party  .........................................................39

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   SUBJECT TO COMPLETION, DATED ________, 199_



                          [Version 4 - Health Care and Restaurant Concentration]

      DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                       Mortgage Pass-Through Certificates

     The mortgage pass-through certificates offered hereby (the "Offered Certificates") and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") to be formed by Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") and including a segregated pool (a "Mortgage Asset Pool") of various types of multifamily and commercial mortgage loans ("Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). The Mortgage Loans in (and the mortgage loans underlying the MBS in) any Trust Fund will be secured by first or junior liens on, or security interests in, one or more of the following types of real property: (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units and mobile home parks; and (ii) commercial properties consisting of office buildings, retail shopping facilities, hotels and motels, Health
Care-Related Facilities (as defined herein), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, individual restaurants and other establishments that are part of the food service industry (collectively, "Restaurants"), mixed use properties (that is, any combination of the foregoing), and unimproved land. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets. See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

         The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination; Retirement of the Certificates".

                                                  (cover continued on next page)

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PROCEEDS  OF THE ASSETS IN THE  RELATED  TRUST  FUND WILL BE THE SOLE  SOURCE OF
PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, DEUTSCHE BANK AG OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE ASSETS WILL BE GUARANTEED OR INSURED BY THEF DEPOSITOR OR ANY OF ITS AFFILIATES OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITFIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                    --------

     Prospective investors should review the information appearing on page 8 herein under the caption "Risk Factors" and such information as may be set forth under the caption "Risk Factors" in the related Prospectus Supplement before purchasing any Offered Certificate.

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" and in the related Prospectus Supplement.

     There will be no secondary market for the Offered Certificates of any series prior to the offering thereof. There can be no assurance that a secondary market for any Offered Certificates will develop or, if it does develop, that it will continue. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

                                      (ii)


     Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

                                    --------

                  The date of this Prospectus is ______, 199_

                                      (iii)

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest;
(iv) are entitled to distributions of interest, with disproportionate, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or
(vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (each, a "REMIC") for federal income tax purposes. If applicable, the Prospectus Supplement for a series of Certificates will specify which class or classes of such series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC. See "Certain Federal Income Tax Consequences".

     An Index of Principal Definitions is included at the end of this Prospectus specifying the location of definitions of important or frequently used defined terms.

                                      (iv)

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount, if any, of each such class, the rate at which interest accrues from time to time, if at all, with respect to each such class or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount, if any, or on a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets, including the Mortgage Assets, constituting the related Trust Fund (all such assets, with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created and the identity of the person (the "REMIC Administrator") responsible for the various tax-related duties in respect of each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the Trustee (as defined herein) of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the Master Servicer and any Special Servicer (each as defined herein) of such Mortgage Loans and the circumstances under which all or a portion, as specified, of the servicing of a Mortgage Loan would transfer from the Master Servicer to the Special Servicer; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

     No dealer, salesman, or other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or any related Prospectus Supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or any other person. Neither the delivery of this Prospectus or any related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein since the date hereof or therein since the date thereof. This Prospectus and any related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                       (v)

     The Master Servicer, the Trustee or another specified person will cause to be provided to registered holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class or series of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates".

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Depositor intends to make a written request to the staff of the Commission that the staff either (i) issue an order pursuant to Section 12(h) of the Exchange Act exempting the Depositor from certain reporting requirements under the Exchange Act with respect to each Trust Fund or (ii) state that the staff will not recommend that the Commission take enforcement action if the Depositor fulfills its reporting obligations as described in its written request. If such request is granted, the Depositor will file or cause to be filed with the Commission as to each Trust Fund the periodic unaudited reports to holders of the Offered Certificates referenced in the preceding paragraph; however, because of the nature of the Trust Funds, it is unlikely that any significant additional information will be filed. In addition, because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Such requests to the Depositor should be directed in writing to the Depositor at One International Place, Room 608, Boston, Massachusetts 02110, Attention: Secretary, or by telephone at (617) 951-7690.

                                      (vi)

                                TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
PROSPECTUS SUPPLEMENT........................................................................................................ iv

AVAILABLE INFORMATION........................................................................................................ iv

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE............................................................................  v

SUMMARY OF PROSPECTUS........................................................................................................  1

RISK FACTORS.................................................................................................................  8
         Limited Liquidity of Offered Certificates...........................................................................  8
         Credit Support Limitations..........................................................................................  9
         Effect of Prepayments on Average Life of Certificates...............................................................  9
         Effect of Prepayments on Yield of Certificates ..................................................................... 11
         Limited Nature of Ratings........................................................................................... 11
         Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans................................... 11
         Inclusion of Delinquent and Nonperforming Mortgage Loans in a Mortgage Asset Pool................................... 15
         Termination......................................................................................................... 15
         Risks Associated with Health Care-Related Properties................................................................ 15
         Risks Associated with Restaurants................................................................................... 16

DESCRIPTION OF THE TRUST FUNDS............................................................................................... 16
         General............................................................................................................. 16
         Mortgage Loans...................................................................................................... 17
         MBS................................................................................................................. 23
         Certificate Accounts................................................................................................ 24
         Credit Support...................................................................................................... 24
         Cash Flow Agreements................................................................................................ 25

YIELD AND MATURITY CONSIDERATIONS............................................................................................ 25
         General............................................................................................................. 25
         Pass-Through Rate................................................................................................... 25
         Payment Delays...................................................................................................... 25
         Certain Shortfalls in Collections of Interest....................................................................... 25
         Yield and Prepayment Considerations................................................................................. 26
         Weighted Average Life and Maturity.................................................................................. 27
         Other Factors Affecting Yield, Weighted Average Life and Maturity................................................... 28

THE DEPOSITOR................................................................................................................ 30

DEUTSCHE BANK AG............................................................................................................. 31

DESCRIPTION OF THE CERTIFICATES.............................................................................................. 31


                                      (vii)

         General............................................................................................................. 31
         Distributions of Interest on the Certificates....................................................................... 32
         Distributions of Principal of the Certificates...................................................................... 33
         Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
         Participations...................................................................................................... 34
         Allocation of Losses and Shortfalls................................................................................. 34
         Advances in Respect of Delinquencies................................................................................ 34
         Reports to Certificateholders....................................................................................... 35
         Voting Rights....................................................................................................... 37
         Termination......................................................................................................... 37
         Book-Entry Registration and Definitive Certificates................................................................. 38

DESCRIPTION OF THE POOLING AGREEMENTS........................................................................................ 39
         General............................................................................................................. 39
         Assignment of Mortgage Loans; Repurchases........................................................................... 40
         Representations and Warranties; Repurchases......................................................................... 42
         Collection and Other Servicing Procedures........................................................................... 42
         Sub-Servicers....................................................................................................... 44
         Certificate Account................................................................................................. 45
         Modifications, Waivers and Amendments of Mortgage Loans............................................................. 48
         Realization Upon Defaulted Mortgage Loans........................................................................... 48
         Hazard Insurance Policies........................................................................................... 50
         Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 50
         Servicing Compensation and Payment of Expenses...................................................................... 51
         Evidence as to Compliance........................................................................................... 51
         Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the
         Depositor........................................................................................................... 52
         Events of Default................................................................................................... 53
         Rights Upon Event of Default........................................................................................ 54
         Amendment........................................................................................................... 55
         List of Certificateholders.......................................................................................... 56
         The Trustee......................................................................................................... 56
         Duties of the Trustee............................................................................................... 56
         Certain Matters Regarding the Trustee............................................................................... 56
         Resignation and Removal of the Trustee.............................................................................. 57

DESCRIPTION OF CREDIT SUPPORT................................................................................................ 57
         General............................................................................................................. 57
         Subordinate Certificates............................................................................................ 57
         Insurance or Guarantees with Respect to Mortgage Loans.............................................................. 58
         Letter of Credit.................................................................................................... 58
         Certificate Insurance and Surety Bonds.............................................................................. 58
         Reserve Funds....................................................................................................... 58
         Credit Support with respect to MBS.................................................................................. 59

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS...................................................................................... 59


                                                                 (viii)
         General............................................................................................................. 59
         Types of Mortgage Instruments....................................................................................... 60
         Leases and Rents.................................................................................................... 60
         Personalty.......................................................................................................... 60
         Foreclosure......................................................................................................... 61
         Bankruptcy Laws..................................................................................................... 64
         Environmental Considerations........................................................................................ 65
         Due-on-Sale and Due-on-Encumbrance Provisions....................................................................... 67
         Junior Liens; Rights of Holders of Senior Liens..................................................................... 67
         Subordinate Financing............................................................................................... 67
         Default Interest and Limitations on Prepayments..................................................................... 68
         Applicability of Usury Laws......................................................................................... 68
         Certain Laws and Regulations........................................................................................ 68
         Americans with Disabilities Act..................................................................................... 69
         Soldiers' and Sailors' Civil Relief Act of 1940..................................................................... 69
         Forfeitures in Drug and RICO Proceedings............................................................................ 69

CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................................................................... 70
         General............................................................................................................. 70
         REMICs.............................................................................................................. 71
         Grantor Trust Funds................................................................................................. 87

STATE AND OTHER TAX CONSEQUENCES............................................................................................. 97

ERISA CONSIDERATIONS......................................................................................................... 97
         General............................................................................................................. 97
         Plan Asset Regulations.............................................................................................. 97
         Consultation With Counsel........................................................................................... 99
         Tax Exempt Investors................................................................................................ 99

LEGAL INVESTMENT.............................................................................................................100

USE OF PROCEEDS..............................................................................................................101

METHOD OF DISTRIBUTION.......................................................................................................101

LEGAL MATTERS................................................................................................................102

FINANCIAL INFORMATION........................................................................................................103

RATING.......................................................................................................................103

INDEX OF PRINCIPAL DEFINITIONS...............................................................................................104


                              SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Securities Offered..................    Mortgage pass-through certificates.

Depositor...........................    Deutsche   Mortgage  &  Asset  Receiving
                                        Corporation, a Delaware corporation. See
                                        "The Depositor".

Trustee.............................    The  trustee  (the  "Trustee")  for each
                                        series of Certificates  will be named in
                                        the related Prospectus  Supplement.  See
                                        "Description      of     the     Pooling
                                        Agreements-The Trustee".

Master Servicer.....................    If a Trust Fund includes Mortgage Loans,
                                        then the master  servicer  (the  "Master
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be  named  in the
                                        related   Prospectus   Supplement.   See
                                        "Description      of     the     Pooling
                                        Agreements-Certain Matters Regarding the
                                        Master Servicer,  the Special  Servicer,
                                        the   REMIC    Administrator   and   the
                                        Depositor".

Special Servicer....................    If a Trust Fund includes Mortgage Loans,
                                        then the special  servicer (the "Special
                                        Servicer") for the corresponding  series
                                        of  Certificates  will be named,  or the
                                        circumstances   under  which  a  Special
                                        Servicer  may  be   appointed   will  be
                                        described,  in  the  related  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Pooling  Agreements-Collection and Other
                                        Servicing Procedures".

MBS Administrator...................    If a Trust Fund  includes  MBS, then the
                                        entity   responsible  for  administering
                                        such MBS (the "MBS  Administrator") will
                                        be  named  in  the  related   Prospectus
                                        Supplement. If an entity other than the Trustee and the Master Servicer is the MBS Administrator, such entity will be herein referred to as the "Manager".

REMIC Administrator.................    The person (the  "REMIC  Administrator")
                                        responsible for the various tax- related
                                        administration  duties  for a series  of
                                        Certificates  as to  which  one or  more
                                        REMIC  elections have been made, will be
                                        named   in   the   related    Prospectus
                                        Supplement.  See "Certain Federal Income
                                        Tax  Consequences-REMIC's-Reporting  and
                                        Other Administrative Matters."

The Mortgage Assets.................    The Mortgage  Assets will be the primary
                                        assets of any Trust Fund.  The  Mortgage
                                        Assets  with  respect to each  series of
                                        Certificates  will, in general,  consist
                                        of a pool of mortgage  loans  ("Mortgage
                                        Loans") secured by first or junior liens
                                        on, or  security  interests  in,  one or
                                        more  of the  following  types  of  real
                                        property:   (i)  residential  properties
                                        ("Multifamily Properties") consisting of
                                        five     or     more      rental      or
                                        cooperatively-owned  dwelling  units  in
                                        high-rise,  mid-rise or garden apartment
                                        buildings or other residential
                                        structures,  and mobile home parks;  and
                                        (ii) commercial properties  ("Commercial
                                        Properties")    consisting   of   office
                                        buildings,  retail  shopping  facilities
                                        (such as  shopping  centers,  malls  and
                                        individual  stores),  hotels and motels,
                                        Health   Care-Related   Facilities   (as
                                        defined  herein),  recreational  vehicle
                                        parks,       warehouse       facilities,
                                        mini-warehouse facilities,  self-storage
                                        facilities,    industrial    facilities,
                                        parking lots, individual restaurants and
                                        other  establishments  that  are part of
                                        the food service industry (collectively,
                                        "Restaurants"),   mixed  use  properties
                                        (that  is,   any   combination   of  the
                                        foregoing),  and  unimproved  land.  The
                                        Mortgage Loans will not be guaranteed or
                                        insured by the  Depositor  or any of its
                                        affiliates or, unless otherwise provided
                                        in the related Prospectus Supplement, by
                                        any      governmental      agency     or
                                        instrumentality  or by any other person.
                                        If   so   specified   in   the   related
                                        Prospectus  Supplement,   some  Mortgage
                                        Loans may be delinquent or nonperforming as of the date the related Trust Fund is formed.

                                        As and to the  extent  described  in the
                                        related   Prospectus    Supplement,    a
                                        Mortgage  Loan  (i) may  provide  for no
                                        accrual of  interest  or for  accrual of
                                        interest  thereon at an interest rate (a
                                        "Mortgage  Rate") that is fixed over its
                                        term or that  adjusts from time to time,
                                        or  that   may  be   converted   at  the
                                        borrower's  election  from an adjustable
                                        to a  fixed  Mortgage  Rate,  or  from a
                                        fixed to an  adjustable  Mortgage  Rate,
                                        (ii) may provide  for level  payments to
                                        maturity  or for  payments  that  adjust
                                        from time to time to accommodate changes
                                        in the  Mortgage  Rate or to reflect the
                                        occurrence  of certain  events,  and may
                                        permit negative amortization,  (iii) may
                                        be fully  amortizing or may be partially
                                        amortizing  or  nonamortizing,   with  a
                                        balloon   payment   due  on  its  stated
                                        maturity  date,  (iv) may prohibit  over
                                        its  term  or  for  a   certain   period
                                        prepayments  and/or require payment of a
                                        premium or a yield  maintenance  payment
                                        in connection  with certain  prepayments
                                        and  (v) may  provide  for  payments  of
                                        principal,  interest  or  both,  on  due
                                        dates  that  occur  monthly,  quarterly,
                                        semi-annually  or at such other interval
                                        as   is   specified   in   the   related
                                        Prospectus  Supplement.   Each  Mortgage
                                        Loan will have had an original term to maturity of not more than 40 years. No Mortgage Loan will have been originated by the Depositor. See "Description of the Trust Funds-Mortgage Loans".

                                        If  any  Mortgage   Loan,  or  group  of
                                        related  Mortgage  Loans,  constitutes a
                                        concentration of credit risk,  financial
                                        statements     or    other     financial
                                        information  with respect to the related
                                        Mortgaged    Property    or    Mortgaged
                                        Properties   will  be  included  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description of the Trust Funds-Mortgage
                                        Loans-Mortgage   Loan   Information   in
                                        Prospectus Supplements".

                                        If and to the  extent  specified  in the
                                        related   Prospectus   Supplement,   the
                                        Mortgage Assets with respect to a series
                                        of  Certificates  may also  include,  or
                                        consist  of,  mortgage   participations,
                                        mortgage    pass-through    certificates
                                        and/or
                                        other     mortgage-backed     securities
                                        (collectively,  "MBS"), that evidence an
                                        interest  in, or are secured by a pledge
                                        of,  one or  more  mortgage  loans  that
                                        conform  to  the   descriptions  of  the
                                        Mortgage  Loans  contained   herein  and
                                        which may or may not be issued, insured or guaranteed by the United States or an agency or instrumentality thereof. See "Description of the Trust Funds-MBS".

The Certificates.....................   Each  series  of  Certificates  will  be
                                        issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related
                                        Prospectus Supplement (in any case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust
                                        Fund.

                                        As described  in the related  Prospectus
                                        Supplement,  the  Certificates  of  each
                                        series,     including     the    Offered
                                        Certificates of such series, may consist
                                        of one or more  classes of  Certificates
                                        that, among other things: (i) are senior
                                        (collectively, "Senior Certificates") or
                                        subordinate (collectively,  "Subordinate
                                        Certificates")  to  one  or  more  other
                                        classes of  Certificates  in entitlement
                                        to   certain    distributions   on   the
                                        Certificates;   (ii)  are   entitled  to
                                        distributions    of   principal,    with
                                        disproportionate,    nominal    or    no
                                        distributions of interest (collectively,
                                        "Stripped   Principal    Certificates");
                                        (iii) are entitled to  distributions  of
                                        interest, with disproportionate, nominal
                                        or   no   distributions   of   principal
                                        (collectively,     "Stripped    Interest
                                        Certificates");    (iv)    provide   for
                                        distributions  of  interest  thereon  or
                                        principal  thereof  that  commence  only
                                        after the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes of  Certificates  of such
                                        series; (v) provide for distributions of
                                        principal  thereof to be made, from time
                                        to time or for designated  periods, at a
                                        rate that is faster (and, in some cases,
                                        substantially faster) or slower (and, in
                                        some cases,  substantially  slower) than
                                        the  rate at  which  payments  or  other
                                        collections of principal are received on
                                        the Mortgage Assets in the related Trust
                                        Fund; (vi) provide for  distributions of
                                        principal thereof to be made, subject to
                                        available  funds,  based on a  specified
                                        principal   payment  schedule  or  other
                                        methodology;   or  (vii)   provide   for
                                        distribution based on collections on the
                                        Mortgage  Assets  in the  related  Trust
                                        Fund    attributable    to    prepayment
                                        premiums, yield maintenance payments or equity participations.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may  include  one or  more
                                        "Controlled Amortization Classes", which
                                        will  entitle  the  holders  thereof  to
                                        receive     principal      distributions
                                        according   to  a  specified   principal
                                        payment  schedule.  Although  prepayment
                                        risk cannot be  eliminated  entirely for
                                        any class of Certificates,  a Controlled
                                        Amortization    Class   will   generally
                                        provide a relatively stable cash flow so
                                        long as the actual rate of prepayment on
                                        the Mortgage  Loans in the related Trust
                                        Fund remains relatively  constant at the
                                        rate,  or within the range of rates,  of
                                        prepayment   used   to   establish   the
                                        specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more other classes of the same series, any of which other classes may also be a class of Offered Certificates. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates".

                                        Each class of  Certificates,  other than
                                        certain  classes  of  Stripped  Interest
                                        Certificates   and  certain  classes  of
                                        REMIC Residual  Certificates (as defined
                                        herein),  will  have an  initial  stated
                                        principal    amount   (a    "Certificate
                                        Balance");    and    each    class    of
                                        Certificates, other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates,  will  accrue  interest on
                                        its Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,  on a  notional  amount (a
                                        "Notional  Amount"),  based  on a fixed,
                                        variable or adjustable  interest rate (a
                                        "Pass-Through    Rate").   The   related
                                        Prospectus  Supplement  will specify the
                                        Certificate  Balance,   Notional  Amount
                                        and/or  Pass-Through  Rate  (or,  in the
                                        case  of  a   variable   or   adjustable
                                        Pass-Through   Rate,   the   method  for
                                        determining such rate), as applicable, for each class of Offered Certificates.

                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  class   of
                                        Certificates   may   have  two  or  more
                                        component     parts,     each     having
                                        characteristics   that   are   otherwise
                                        described herein as being attributable to separate and distinct classes.

                                        The Certificates  will not be guaranteed
                                        or  insured by the  Depositor  or any of
                                        its  affiliates,   by  any  governmental
                                        agency  or  instrumentality  or  by  any
                                        other person or entity, unless otherwise
                                        provided  in  the   related   Prospectus
                                        Supplement.  See  "Risk  Factors-Limited
                                        Assets".

Distributions of Interest on the
  Certificates......................    Interest   on  each   class  of  Offered
                                        Certificates (other than certain classes
                                        of Stripped  Principal  Certificates and
                                        certain   classes   of  REMIC   Residual
                                        Certificates) of each series will accrue
                                        at the applicable  Pass-Through  Rate on
                                        the Certificate  Balance or, in the case
                                        of certain classes of Stripped  Interest
                                        Certificates,    the   Notional   Amount
                                        thereof  outstanding  from  time to time
                                        and    will    be     distributed     to
                                        Certificateholders  as  provided  in the
                                        related  Prospectus  Supplement (each of
                                        the    specified    dates    on    which
                                        distributions   are   to  be   made,   a
                                        "Distribution  Date").  Distributions of
                                        interest  with  respect  to one or  more
                                        classes of  Certificates  (collectively,
                                        "Accrual Certificates") may not commence
                                        until the occurrence of certain  events,
                                        such  as the  retirement  of one or more
                                        other  classes  of   Certificates,   and
                                        interest accrued with respect to a class
                                        of  Accrual  Certificates  prior  to the
                                        occurrence  of such an event will either
                                        be  added  to  the  Certificate  Balance
                                        thereof   or   otherwise   deferred   as
                                        described  in  the  related   Prospectus
                                        Supplement.  Distributions  of  interest
                                        with  respect to one or more  classes of
                                        Certificates   may  be  reduced  to  the
                                        extent of certain delinquencies,  losses
                                        and other contingencies described herein
                                        and
                                        in the  related  Prospectus  Supplement.
                                        See "Risk  Factors-Effect of Prepayments
                                        on  Average  Life of  Certificates"  and
                                        "-Effect  of  Prepayments  on  Yield  of
                                        Certificates",   "Yield   and   Maturity
                                        Considerations--Certain   Shortfalls  in
                                        Collections     of     Interest"     and
                                        "Description   of   the    Certificates-
                                        Distributions   of   Interest   on   the
                                        Certificates".

Distributions of Principal of
  the Certificates..................    Each  class  of   Certificates  of  each
                                        series  (other than  certain  classes of
                                        Stripped   Interest   Certificates   and
                                        certain   classes   of  REMIC   Residual
                                        Certificates)  will  have a  Certificate
                                        Balance.  The  Certificate  Balance of a
                                        class of Certificates  outstanding  from
                                        time to time will  represent the maximum
                                        amount that the holders thereof are then
                                        entitled   to   receive  in  respect  of
                                        principal  from  future cash flow on the
                                        assets in the related  Trust  Fund.  The
                                        initial aggregate Certificate Balance of
                                        all classes of a series of  Certificates
                                        will not be greater than the outstanding
                                        principal   balance   of   the   related
                                        Mortgage  Assets as of a specified  date
                                        (the "Cut-off Date"),  after application
                                        of  scheduled  payments due on or before
                                        such date,  whether or not received.  As
                                        and  to the  extent  described  in  each
                                        Prospectus Supplement,  distributions of
                                        principal  with  respect to the  related
                                        series of  Certificates  will be made on
                                        each Distribution Date to the holders of
                                        the class or classes of  Certificates of
                                        such series then entitled  thereto until
                                        the   Certificate   Balances   of   such
                                        Certificates  have been reduced to zero.
                                        Distributions  of principal with respect
                                        to one or more classes of  Certificates:
                                        (i) may be made at a rate that is faster
                                        (and,   in  some  cases,   substantially
                                        faster) or slower  (and,  in some cases,
                                        substantially  slower)  than the rate at
                                        which  payments or other  collections of
                                        principal  are  received on the Mortgage
                                        Assets in the related  Trust Fund;  (ii)
                                        may not commence until the occurrence of
                                        certain  events,  such as the retirement
                                        of  one  or  more   other   classes   of
                                        Certificates  of the same series;  (iii)
                                        may  be   made,   subject   to   certain
                                        limitations,   based   on  a   specified
                                        principal payment schedule;  or (iv) may
                                        be contingent on the specified principal
                                        payment  schedule  for another  class of
                                        the  same  series  and the rate at which
                                        payments   and  other   collections   of
                                        principal on the Mortgage  Assets in the
                                        related Trust Fund are received.  Unless
                                        otherwise   specified   in  the  related
                                        Prospectus Supplement,  distributions of
                                        principal   of  any  class  of   Offered
                                        Certificates will be made on a pro rata basis among all of the Certificates of such class. See "Description of the Certificates-Distributions of Principal of the Certificates".

Credit Support and
Cash Flow Agreements...............     If so provided in the related Prospectus
                                        Supplement,  partial or full  protection
                                        against  certain  defaults and losses on
                                        the Mortgage Assets in the related Trust
                                        Fund  may be  provided  to  one or  more
                                        classes of  Certificates  of the related
                                        series in the form of  subordination  of
                                        one   or   more    other    classes   of
                                        Certificates of such series, which other
                                        classes may include one or more  classes
                                        of  Offered  Certificates,  or by one or
                                        more  other  types  of  credit  support,
                                        which may include a letter of credit,  a
                                        surety bond, an insurance
                                        policy, a guarantee,  a reserve fund, or
                                        a combination thereof (any such coverage
                                        with respect to the  Certificates of any
                                        series,   "Credit   Support").   If   so
                                        provided  in  the   related   Prospectus
                                        Supplement,  a Trust  Fund may  include:
                                        (i)  guaranteed   investment   contracts
                                        pursuant  to  which  moneys  held in the
                                        funds and accounts  established  for the
                                        related  series  will be  invested  at a
                                        specified  rate;  or (ii)  interest rate
                                        exchange  agreements,  interest rate cap
                                        or floor agreements, or other agreements
                                        designed   to  reduce  the   effects  of
                                        interest   rate   fluctuations   on  the
                                        Mortgage   Assets  or  on  one  or  more
                                        classes   of   Certificates   (any  such
                                        agreement,  in the case of clause (i) or
                                        (ii), a "Cash Flow Agreement").  Certain
                                        relevant   information   regarding   any
                                        applicable  Credit  Support or Cash Flow
                                        Agreement  will  be  set  forth  in  the
                                        Prospectus  Supplement  for a series  of
                                        Offered    Certificates.    See    "Risk
                                        Factors-Credit   Support   Limitations",
                                        "Description  of the Trust  Funds-Credit
                                        Support" and "-Cash Flow Agreements" and
                                        "Description of Credit Support".

Advances............................    If  and to the  extent  provided  in the
                                        related  Prospectus  Supplement,   if  a
                                        Trust Fund includes  Mortgage Loans, the
                                        Master Servicer,  the Special  Servicer,
                                        the  Trustee,  any  provider  of  Credit
                                        Support   and/or  any  other   specified
                                        person may be obligated to make, or have
                                        the option of making,  certain  advances
                                        with  respect  to  delinquent  scheduled
                                        payments of principal and/or interest on
                                        such Mortgage  Loans.  Any such advances
                                        made  with   respect  to  a   particular
                                        Mortgage Loan will be reimbursable  from
                                        subsequent recoveries in respect of such
                                        Mortgage   Loan  and  otherwise  to  the
                                        extent   described  herein  and  in  the
                                        related   Prospectus   Supplement.   See
                                        "Description    of   the    Certificates
                                        -Advances in Respect of  Delinquencies".
                                        If  and to the  extent  provided  in the
                                        Prospectus  Supplement  for a series  of
                                        Certificates,  any  entity  making  such
                                        advances  may  be  entitled  to  receive
                                        interest  thereon for a specified period
                                        during  which  certain  or all  of  such
                                        advances are  outstanding,  payable from
                                        amounts in the related  Trust Fund.  See
                                        "Description   of   the    Certificates-
                                        Advances  in Respect of  Delinquencies".
                                        If  a  Trust  Fund   includes  MBS,  any
                                        comparable  advancing  obligation  of  a
                                        party to the related Pooling  Agreement,
                                        or  of  a  party  to  the   related  MBS
                                        Agreement, will be described in the related Prospectus Supplement.

Optional Termination................    If   so   specified   in   the   related
                                        Prospectus   Supplement,   a  series  of
                                        Certificates  may be subject to optional
                                        early termination through the repurchase
                                        of the  Mortgage  Assets in the  related
                                        Trust  Fund  by  the  party  or  parties
                                        specified     therein,     under     the
                                        circumstances  and  in  the  manner  set
                                        forth  therein.  If so  provided  in the
                                        related Prospectus Supplement,  upon the
                                        reduction of the Certificate  Balance of
                                        a   specified   class  or   classes   of
                                        Certificates  by a specified  percentage
                                        or amount or upon a  specified  date,  a
                                        party    specified    therein   may   be
                                        authorized  or required to solicit  bids
                                        for the  purchase of all of the Mortgage
                                        Assets of the related  Trust Fund, or of
                                        a  sufficient  portion of such  Mortgage
                                        Assets to retire  such class or classes,
                                        under  the   circumstances  and  in  the
                                        manner    set   forth    therein.    See
                                        "Description   of   the    Certificates-
                                        Termination".

Certain Federal Income Tax
  Consequences......................    The  Certificates  of each  series  will
                                        constitute  or  evidence   ownership  of
                                        either (i) "regular  interests"  ("REMIC
                                        Regular   Certificates")  and  "residual
                                        interests"        ("REMIC       Residual
                                        Certificates")  in a  Trust  Fund,  or a
                                        designated portion thereof, treated as a
                                        REMIC under  Sections  860A through 860G
                                        of the  Internal  Revenue  Code  of 1986
                                        (the   "Code"),    or   (ii)   interests
                                        ("Grantor  Trust   Certificates")  in  a
                                        Trust Fund  treated  as a grantor  trust
                                        (or  a  partnership)   under  applicable
                                        provisions of the Code.

                                        Investors  are advised to consult  their
                                        tax advisors concerning the specific tax
                                        consequences  to them  of the  purchase,
                                        ownership and disposition of the Offered
                                        Certificates   and  to  review  "Certain
                                        Federal Income Tax Consequences"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

ERISA Considerations................    Fiduciaries  of employee  benefit  plans
                                        and certain other  retirement  plans and
                                        arrangements,    including    individual
                                        retirement  accounts,  annuities,  Keogh
                                        plans,  and collective  investment funds
                                        and  separate  accounts  in  which  such
                                        plans,     accounts,     annuities    or
                                        arrangements  are  invested,   that  are
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),  or Section 4975 of the Code,
                                        should review with their legal  advisors
                                        whether  the   purchase  or  holding  of
                                        Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                        ERISA or Section  4975 of the Code.  See
                                        "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment....................    The Offered Certificates will constitute
                                        "mortgage   related    securities"   for
                                        purposes  of  the   Secondary   Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended ("SMMEA"),  only if so specified
                                        in the  related  Prospectus  Supplement.
                                        Investors whose investment  authority is
                                        subject  to  legal  restrictions  should
                                        consult   their   legal    advisors   to
                                        determine whether and to what extent the
                                        Offered  Certificates  constitute  legal
                                        investments   for   them.   See   "Legal
                                        Investment"  herein  and in the  related
                                        Prospectus Supplement.

Rating..............................    At their  respective  dates of issuance,
                                        each class of Offered  Certificates will
                                        be rated not lower than investment grade
                                        by one  or  more  nationally  recognized
                                        statistical  rating  agencies  (each,  a
                                        "Rating  Agency").  See "Rating"  herein
                                        and    in   the    related    Prospectus
                                        Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.

Limited Liquidity of Offered Certificates

     General. The Offered Certificates of any series may have limited or no liquidity. Accordingly, an investor may be forced to bear the risk of its investment in any Offered Certificates for an indefinite period of time. Furthermore, except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-Termination".

     Lack of a Secondary Market. There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or that it will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans. Unless otherwise provided in the related Prospectus Supplement, the Certificates will not be listed on any securities exchange.

     Limited Nature of Ongoing Information. The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates-Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Sensitivity to Fluctuations in Prevailing Interest Rates. Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class (as defined herein) or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency, and the holders of one or more classes of such Offered Certificates will be required to bear the consequent loss. Furthermore, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, if and to the extent described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

Credit Support Limitations

     Limitations Regarding Types of Losses Covered. The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses; for example, Credit Support may or may not cover loss by reason of fraud or negligence by a mortgage loan originator or other parties. Any such losses not covered by Credit Support may, at least in part, be allocated to one or more classes of Offered Certificates.

     Disproportionate Benefits to Certain Classes and Series. A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus
Supplement. Although subordination is intended to reduce the likelihood of temporary shortfalls and ultimate losses to holders of Senior Certificates, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Offered Certificates of a series are made in a specified order of priority, any related Credit Support may be exhausted before the principal of the later paid classes of Offered Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Offered Certificates having a later right of payment. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     Limitations Regarding the Amount of Credit Support. The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more other classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "Description of the Certificates--Allocation of Losses and Shortfalls" and "Description of Credit Support". If the losses on the related Mortgage Assets do exceed such assumed levels, the holders of one or more classes of Offered Certificates will be required to bear such additional losses.

Effect of Prepayments on Average Life of Certificates

     As a result of prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to obtain new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the mortgage rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later, and the average life thereof could be significantly shorter or longer, than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms and provisions of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("Call Risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("Extension Risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the Call Risk and/or Extension Risk that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

Effect of Prepayments on Yield of Certificates

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations".

Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios. Hence, a rating assigned by a Rating Agency does not guarantee or ensure the realization of any anticipated yield on a class of Offered Certificates.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. As a result, the Credit Support required in respect of the Offered Certificates of any series may be insufficient to fully protect the holders thereof from losses on the related Mortgage Asset Pool. See "Description of Credit Support" and "Rating".

Certain  Factors  Affecting  Delinquency,  Foreclosure  and Loss of the Mortgage
Loans

     General. The payment performance of the Offered Certificates of any series will be directly related to the payment performance of the underlying Mortgage Loans. Set forth below is a discussion of certain factors that will affect the full and timely payment of the Mortgage Loans in any Trust Fund. In addition, a description of certain material considerations associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans".

     The Offered Certificates will be directly or indirectly backed by mortgage loans secured by multifamily and/or commercial properties. Mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss in the event thereof, than loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds-Mortgage Loans-Default and Loss Considerations with Respect to the Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by factors generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots; and other circumstances, conditions or events beyond the control of a Master Servicer or a Special Servicer. Additional considerations may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes are subject to significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator, and the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

     In addition, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Limited Recourse Nature of the Mortgage Loans. It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Foreclosure--Anti-Deficiency Legislation".

     Limitations on Enforceability of Cross-Collateralization. A Mortgage Pool may include groups of Mortgage Loans which are cross-collateralized and cross-defaulted. These arrangements are designed primarily to ensure that all of the collateral pledged to secure the respective Mortgage Loans in a cross-collateralized group, and the cash flows generated thereby, are available to support debt service on, and ultimate repayment of, the aggregate indebtedness evidenced by those Mortgage Loans. These arrangements thus seek to reduce the risk that the inability of one or more of the Mortgaged Properties securing any such group of Mortgage Loans to generate net operating income sufficient to pay debt service will result in defaults and ultimate losses.

     There may not be complete identity of ownership of the Mortgaged Properties securing a group of cross-collateralized Mortgage Loans. In such an instance, creditors of one or more of the related borrowers could challenge the cross-collateralization arrangement as a fraudulent conveyance. Generally, under federal and state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and was then insolvent or was rendered insolvent by such obligation or transfer. Accordingly, a creditor seeking ownership of a Mortgaged Property subject to such cross-collateralization to repay such creditor's claim against the related borrower could assert (i) that such borrower was insolvent at the time the cross-collateralized Mortgage Loans were made and (ii) that such borrower did not, when it allowed its property to be encumbered by a lien securing the indebtedness represented by the other Mortgage Loans in the group of cross-collateralized Mortgage Loans, receive fair consideration or reasonably equivalent value for, in effect, "guaranteeing" the performance of the other borrowers. Although the borrower making such "guarantee" will be receiving "guarantees" from each of the other borrowers in return, there can be no assurance that such exchanged "guarantees" would be found to constitute fair consideration or be of reasonably equivalent value, and no unqualified legal opinion to that effect will be obtained.

     The cross-collateralized Mortgage Loans constituting any group thereof may be secured by mortgage liens on Mortgaged Properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such Mortgage Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the related Mortgages is not impaired or released.

     Increased Risk of Default Associated With Balloon Payments. Certain of the Mortgage Loans included in a Trust Fund may be nonamortizing or only partially amortizing over their terms to maturity and, thus, will require substantial payments of principal and interest (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater likelihood of default than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or the Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans". While the Master Servicer or the Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery than liquidation, taking into account the time value of money, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

     Lender Difficulty in Collecting Rents Upon the Default and/or Bankruptcy of Borrower. Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans-Leases and Rents".

     Limitations on Enforceability of Due-on-Sale and Debt-Acceleration Clauses. Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages also may include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or nonmonetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     Risk of Liability Arising From Environmental Conditions. Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     Lack of Insurance Coverage for Certain Special Hazard Losses. Unless otherwise specified in a Prospectus Supplement, the Master Servicer and Special Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements-Hazard Insurance Policies".

     Risks of Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans securing certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

Inclusion of Delinquent  and  Nonperforming  Mortgage  Loans in a Mortgage Asset
Pool

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are nonperforming. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments in respect of the subject Mortgage Asset Pool and the yield on the Offered Certificates of such series. See "Description of the Trust Funds-Mortgage Loans-General".

Termination

     If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. In addition, if so specified in the related Prospectus Supplement, upon the reduction of the aggregate principal balance of some or all of the Mortgage Assets by a specified percentage, a party or parties designated therein may be authorized to purchase such Mortgage Assets, generally at a price equal to, in the case of any Mortgage Asset, the unpaid principal balance thereof plus accrued interest (or, in some cases, at fair market value). However, circumstances may arise in which such fair market value may be less than the unpaid balance of the related Mortgage Assets, together with interest thereon, sold and therefore, as a result of such a sale or purchase, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates. See Description of the Certificates--Termination."

Risks Associated with Health Care-Related Properties

     Government Reimbursement Programs. Certain types of Health Care-Related Facilities typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

     Government Regulation. Health Care-Related Facilities are generally subject to federal and state laws and licensing requirements that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of a Health Care-Related Facility securing a defaulted Mortgage Loan would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. In those cases where Health Care-Related Facilities constitute Mortgaged Properties, any of the aforementioned events may adversely affect the ability of the related borrowers to meet their obligations under the Mortgage Loans secured thereby.

Risks Associated with Restaurants

     Various factors may affect the economic viability of Restaurants, including but not limited to competition from facilities having businesses similar to the particular Restaurant; perceptions by prospective customers of the safety, convenience, services and attractiveness of the Restaurant; the quality of available food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance; and retroactive changes to building codes, similar ordinances and other legal requirements. Additional factors that can affect the success of a regionally or nationally-known chain Restaurant include actions and omissions of any franchisor (including management practices that adversely affect the nature of the business or that require renovation, refurbishment, expansion or other expenditures); the degree of support provided or arranged by any such franchisor, its franchisee organizations and third party providers of products or services; the bankruptcy or business discontinuation of any such franchisor, franchisee organization or third party; and increases in operating expenses.


                         DESCRIPTION OF THE TRUST FUNDS

General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans ("Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by the Depositor. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading

"-Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create first or junior liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of one or more of the following types of real property: (i) residential properties ("Multifamily Properties") consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, and mobile home parks; and (ii) commercial properties ("Commercial Properties") consisting of office buildings, retail shopping facilities (such as shopping centers, malls and individual stores), hotels and motels, Health Care-Related Facilities (as defined herein), recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, individual restaurants and other establishments that are part of the food service industry (collectively, "Restaurants"), mixed use properties (that is, any combination of the foregoing), and unimproved land. The Multifamily Properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations ("Cooperatives"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least ten years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related senior liens ("Senior Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related Senior Liens. In order for the debt related to such Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and any Senior Liens or purchase the Mortgaged Property subject to such Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not obtained and satisfied. Moreover, deficiency judgments may not be available in certain jurisdictions, or the particular Mortgage Loan may be a nonrecourse loan, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     If so specified in the related Prospectus Supplement, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or nonperforming as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or nonperformance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt. However, Mortgage Loans which are seriously delinquent loans (that is, loans more than 60 days delinquent or as to which foreclosure has been commenced) will not constitute a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, as noted above, some or all of the Mortgage Loans included in a particular Trust Fund may be nonrecourse loans.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments of principal and/or interest on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) noncash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will generally fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a nonowner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial facilities. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose a greater likelihood of default and loss than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, the "Value" of a Mortgaged Property will be its fair market value as determined by an appraisal of such property conducted by or on behalf of the Originator in connection with the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon certain factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a Mortgaged Property, value will in all cases be affected by property performance. As a result, if a Mortgage Loan defaults because the income generated by the related Mortgaged Property is insufficient to cover operating costs and expenses and pay debt service, then the value of the Mortgaged Property will reflect such and a liquidation loss may occur.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-General" and "-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Increased Risk of Default Associated With Balloon Payments".

     Payment  Provisions of the Mortgage  Loans.  All of the Mortgage Loans will
(i) have had original terms to maturity of not more than 40 years and (ii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at a Mortgage Rate that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or may be partially amortizing or nonamortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance payment (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged
Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which, to the extent then applicable, will generally include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans, (iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Loan-to-Value Ratios, (vi) the Mortgage Rates borne by the Mortgage Loans, or the range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lockout Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to provide the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

     If any Mortgage Loan, or group of related Mortgage Loans, constitutes a concentration of credit risk, financial statements or other financial information with respect to the related Mortgaged Property or Mortgaged Properties will be included in the related Prospectus Supplement.

     If and to the extent available and relevant to an investment decision in the Offered Certificates of the related series, information regarding the prepayment experience of a Master Servicer's multifamily and/or commercial mortgage loan servicing portfolio will be included in the related Prospectus Supplement. However, many servicers do not maintain records regarding such matters or, at least, not in a format that can be readily aggregated. In addition, the relevant characteristics of a Master Servicer's servicing portfolio may be so materially different from those of the related Mortgage Asset Pool that such prepayment experience would not be meaningful to an investor. For example, differences in geographic dispersion, property type and/or loan terms (e.g., mortgage rates, terms to maturity and/or prepayment restrictions) between the two pools of loans could render the Master Servicer's prepayment experience irrelevant. Because of the nature of the assets to be serviced and administered by a Special Servicer, no comparable prepayment information will be presented with respect to the Special Servicer's multifamily and/or commercial mortgage loan servicing portfolio.

     Mortgage Loans Secured by Health Care-Related Properties. The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Facilities"). "Senior Housing" generally consist of facilities with respect to which the residents are ambulatory, handle their own affairs and typically are couples whose children have left the home and at which the accommodations are usually apartment style. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and with respect to which the tenants are able to medicate themselves but may require assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require extensive medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

     Certain types of Health Care-Related Properties, particularly Acute Care Facilities, Skilled Nursing Facilities and some Assisted Living Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

     Moreover, Health Care-Related Facilities are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of any Health Care-Related Facility securing a defaulted Mortgage Loan (a "Health Care-Related Mortgaged Property") would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. Any of the aforementioned events may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

     Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and certain types of Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

     Further government regulation applicable to Health Care-Related Facilities is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services.
Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti- kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Mortgaged Properties that are subject to such laws.

     The operators of Health Care-Related Facilities are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Facility will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a Health Care-Related Mortgaged Property to flourish in a competitive market may increase the likelihood of foreclosure on the related Mortgage Loan, possibly affecting the yield on one or more classes of the related series of Offered Certificates.

     Mortgage Loans Secured by Restaurants. The Mortgaged Properties that constitute Restaurants may include those that are individually owned and operated and those which are part of a regionally- or nationally-known chain of Restaurants. In each case, the related Mortgage Loan is secured by a first or junior mortgage lien on the respective Restaurant and is further secured by a first or junior priority security interest in certain equipment and other property of the related borrower, which is used in the operation of the respective Restaurant.

     As with loans secured by other income-producing properties, a Mortgage Loan secured by a Restaurant is dependent on the successful operation of the Restaurant, which, in turn, is dependent on various factors, many of which are beyond the control of the Restaurant operator, including but not limited to competition from facilities having businesses similar to the Restaurant; perceptions by prospective customers of the safety, convenience, services and attractiveness of the Restaurant; the quality of available food products; changes in demographics, consumer habits and traffic patterns; the ability to provide or contract for capable management and adequate maintenance and retroactive changes to building codes, similar ordinances and other legal requirements. Adverse economic conditions, either local, regional or national, may limit the amount that may be charged for food and may result in a reduction in customers. The construction of competing food establishments can have similar effects. Because of the nature of the business, Restaurants tend to respond to adverse economic conditions and competition more quickly than do other commercial properties.

     The restaurant industry is highly competitive. The principal means of competition are segment, product, price, value, quality, service, convenience, location and the nature and condition of the Restaurant facility. A Restaurant operator competes with all operators of comparable restaurant facilities in the area in which its Restaurant is located. Other Restaurants could have lower operating costs, more favorable locations, more effective marketing, more efficient operations or better facilities.

     The location and condition of a particular Restaurant will affect the number of customers and, to a certain extent, the prices that may be charged. The characteristics of an area or neighborhood in which a Restaurant is located may change over time or in relation to competing facilities, and the cleanliness and maintenance at a Restaurant will affect the appeal of the Restaurant to customers. In addition, the effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. In the case of regionally- or nationally-known chain restaurants, there may be expenditures for renovation, refurbishment or expansion at a Restaurant regardless of its condition. While a Restaurant may be renovated, refurbished or expanded to either maintain its condition or remain competitive, such renovation, refurbishment or expansion may itself entail significant risks. In addition, the business conducted at a Restaurant may face competition from other industries and industry segments.

     The success of a Restaurant which is part of either a regionally- or nationally-known chain of restaurants can be affected by various factors such as the management practices of the respective franchisor, a lack of support by such franchisor, its franchisee organizations or third party providers of products or services or the bankruptcy or business discontinuation of any such franchisor, franchisee organization or third party may adversely affect the operating results of the related Restaurants. Furthermore, the transferability of franchise license agreements may be restricted and, in the event of foreclosure, there can be no assurance that the related Restaurant would have the right to continue to use the license. In addition, the ability of a Restaurant to attract customers, and some of such Restaurant's revenues, may depend in large part on its having a liquor license. Such a license may not be transferable (for example, in connection with a foreclosure).

MBS

     MBS may  include  (i)  private-label  (that  is,  not  issued,  insured  or guaranteed by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates issued and/or insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC"), provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Except in the case of a pro rata mortgage participation in a single mortgage loan or a pool of mortgage loans, each MBS included in a Mortgage Asset
Pool: (a) either will (i) have been previously registered under the Securities Act of 1933, as amended, (ii) be exempt from such registration requirements or
(iii) have been held for at least the holding period specified in Rule 144(k) under the Securities Act of 1933, as amended; and (b) either (i) will have been acquired (other than from the Depositor or an affiliate thereof) in bona fide secondary market transactions or (ii) if so specified in the related Prospectus Supplement, may be derived from the Depositor's (or an affiliate's) unsold allotments from the Depositor (or an affiliate's) previous offerings.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will be parties to the MBS Agreement, generally together with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify: (i) the aggregate approximate initial and outstanding principal amount(s) and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term(s) to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate(s) of the MBS or the formula for determining such rate(s), (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, of each of the MBS,
(vi)  a  description  of  the  related  credit   support,   if  any,  (vii)  the
circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.

     The Depositor will provide the same information regarding the MBS in any Trust Fund in its reports filed under the Exchange Act with respect to such Trust Fund as was provided by the related MBS Issuer in its own such reports if such MBS was publicly offered or the reports the related MBS Issuer provides the related MBS Trustee if such MBS was privately issued.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund will be deposited to the extent described herein and in the related Prospectus Supplement. See "Description of the Pooling Agreements-Certificate Account".

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of Credit Support, which may include a letter of credit, a surety bond, an insurance policy, a guarantee, a reserve fund, or any combination thereof. The amount and types of such Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors-Credit Support Limitations" and "Description of Credit Support".

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such Cash Flow Agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related Prospectus Supplement. The related Prospectus Supplement will also identify the obligor under the Cash Flow Agreement.


                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors-Effect of Prepayments on Average Life of Certificates". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. A "Due Period" will be a specified time period (generally corresponding in length to the period between Distribution Dates) and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer, Special Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered
Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. The related Prospectus Supplement will also describe any amounts available to offset such shortfalls.

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the related Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, any consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various constant assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In general, those factors which increase the attractiveness of selling a Mortgaged Property or refinancing a Mortgage Loan or which enhance a borrower's ability to do so, as well as those factors which increase the likelihood of default under a Mortgage Loan, would be expected to cause the rate of prepayment in respect of any Mortgage Asset Pool to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment of any Mortgage Asset Pool to slow.

     The rate of principal payments on the Mortgage Loans in any Trust Fund may also be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced. To the extent enforceable, such provisions could constitute either an absolute prohibition (in the case of a Lock-out Period) or a disincentive (in the case of a Prepayment Premium) to a borrower's voluntarily prepaying its Mortgage Loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Unless otherwise specified in the related Prospectus Supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments by borrowers and also prepayments resulting from liquidations of Mortgage Loans due to default, casualties or condemnations affecting the related Mortgaged Properties and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series with a Certificate Balance, and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates, based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a possibility that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or the Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur (that is, Mortgage Loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues thereon, with the unpaid portion of such interest being added to the related principal balance). Negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Offered Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. In addition, an ARM Loan that permits negative amortization would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization may occur in respect of an ARM Loan that (i) limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, (ii) provides that its scheduled payment will adjust less frequently than its Mortgage Rate or (iii) provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the reduction of the notional amount thereof). See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources is likely to have any material effect on the rate at which such Certificates are amortized and the consequent yield with respect thereto.


                                  THE DEPOSITOR

     The Depositor is a special purpose corporation incorporated in the State of Delaware on March 22, 1996, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trust in exchange for certificates evidencing interest in such trusts and selling or otherwise distributing such certificates. The Depositor is not an affiliate of Deutsche Bank AG. The principal executive offices of the Depositor are located at One International Place, Room 608, Boston, Massachusetts 02110. Its telephone number is (617) 951-7690. The Depositor's capitalization is nominal. All of the shares of capital stock of the Depositor are held by The Deutsche Mortgage & Asset Receiving Trust, a Massachusetts charitable lead trust (the "DMARC Trust") formed by J H Management Corporation and J H Holdings Corporation, both of which are Massachusetts corporations. J H Holdings Corporation is the trustee of the DMARC Trust, which holds no assets other than the stock of the Depositor. All of the stock of J H Holdings Corporation and of J H Management Corporation is held by the 1960 Trust, an independent charitable organization qualified under
Section 501(c)(3) of the Code, and operated for the benefit of a Massachusetts charitable institution.

     None of the Depositor, J H Management Corporation, Deutsche Bank A.G. or any of their respective affiliates will insure or guarantee distributions on the Certificates of any series.

                                DEUTSCHE BANK AG

     It is anticipated that the assets conveyed to the Trust Fund by the Depositor will have been acquired by the Depositor from Deutsche Bank AG or an affiliate thereof. Deutsche Bank AG is the largest banking institution in the Federal Republic of Germany and one of the largest in the world. It is the parent company of a group (the "Deutsche Bank Group") consisting of commercial banks, investment banking and fund management companies, mortgage banks and property finance companies, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. The Deutsche Bank Group employs over 74,000 staff members at more than 2,400 branches and offices around the world.


                         DESCRIPTION OF THE CERTIFICATES

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest on the Certificate Balance or Notional Amount thereof at a fixed, variable or adjustable rate; (ii) constitute Senior Certificates or Subordinate Certificates; (iii) constitute Stripped Interest Certificates or Stripped Principal Certificates; (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     If so specified in the related Prospectus Supplement, a class of Certificates may have two or more component parts, each having characteristics that are otherwise described herein as being attributable to separate and distinct classes. For example, a class of Certificates may have a Certificate Balance on which it accrues interest at a fixed, variable or adjustable rate. Such class of Certificates may also have certain characteristics attributable to Stripped Interest Certificates insofar as it may also entitle the holders thereof to distributions of interest accrued on a Notional Amount at a different fixed, variable or adjustable rate. In addition, a class of Certificates may accrue interest on one portion of its Certificate Balance at one fixed, variable or adjustable rate and on another portion of its Certificate Balance at a different fixed, variable or adjustable rate.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or REMIC Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The Offered Certificates of each series (if issued as
Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. If so specified in the related Prospectus Supplement, arrangements may be made for clearance and settlement through CEDEL, S.A. or the Euroclear System, if they are participants in DTC.

Distributions

     Distributions on the Certificates of each series will be made on each Distribution Date from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available Distribution Amount for any series and Distribution Date will be more specifically described in the related Prospectus Supplement. In general, the Distribution Date for a series of Certificates will be the 25th day of each month (or, if any such 25th day is not a business day, the next succeeding business day), commencing in the month immediately following the month in which such series of Certificates is issued.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class in proportion to the respective Percentage Interests evidenced thereby unless otherwise specified in the related Prospectus Supplement. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions no later than the related Record Date or such other date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution. The undivided percentage interest (the "Percentage Interest") represented by an Offered Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the initial Certificate Balance or Notional Amount of such class.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related
Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class of Offered Certificates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than a class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of that portion, if any, of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date or otherwise deferred as described in the related Prospectus Supplement. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the most recently ended calendar month) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a Notional Amount that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) one or more classes of the Certificates of a series may be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest", exceed the amount of any sums that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Effect of Prepayments on Average Life of Certificates" and "-Effect of Prepayments on Yield of Certificates" and "Yield and Maturity Considerations-Certain Shortfalls in Collections of Interest".

Distributions of Principal of the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of REMIC Residual Certificates) will have a Certificate Balance, which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive as principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). The initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of a specified date (the "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of

Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more other classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related
Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement. Alternatively, such items may be retained by the Depositor or any of its affiliates or by any other specified person and/or may be excluded as Trust Assets.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by (i) a reduction in the entitlements to interest and/or the Certificate Balances of one or more such classes of Certificates and/or (ii) establishing a priority of payments among such classes of Certificates. See "Description of Credit Support".

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, the Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than the principal portion of any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts drawn under any fund or instrument constituting Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including, in the case of a series that includes one or more classes of Subordinate Certificates, if so identified, collections on other Mortgage Assets in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the judgment of the Master
Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on or prior to any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest on certain or all of such advances for a specified period during which such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer, Manager or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

     (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of such class of Offered Certificates that was applied to pay Accrued Certificate Interest;

     (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that was allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

     (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

     (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

     (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and, if the related Trust Fund includes MBS, the amount of administrative compensation received by the MBS Administrator;

     (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

     (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent;

     (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally corresponding in length to the period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

     (x) the Certificate Balance or Notional Amount, as the case may be, of such class of Certificates at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     (xiv) the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per specified denomination of the relevant class of Offered Certificates or as a percentage. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, Manager or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "-Book-Entry Registration and Definitive Certificates" below.

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer, Manager or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them. The Depositor will provide the same information with respect to any MBSs in its own reports that were publicly offered and the reports the related MBS Issuer provides to the Trustee if privately issued.

Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements-Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer, Special Servicer or REMIC Administrator. See "Description of the Pooling Agreements-Events of Default", "-Rights Upon Event of Default" and "-Resignation and Removal of the Trustee".

Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment (or provision for payment) to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein.

     In addition, if so provided in the related Prospectus Supplement upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount or upon a specified date, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a  sufficient  portion  of such  Mortgage  Assets to retire  such class or classes, under the circumstances and in the manner set forth therein. The solicitation of bids will be conducted in a commercially reasonable manner and, generally, assets will be sold at their fair market value. Circumstances may arise in which such fair market value may be less than the unpaid balance of the Mortgage Loans sold and therefore, as a result of such a sale, the Certificateholders of one or more Classes of Certificates may receive an amount less than the Certificate Balance of, and accrued unpaid interest on, their Certificates.

Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of DTC, and each such class will be represented by one or more global Certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. If so provided in the Prospectus Supplement, arrangements may be made for clearance and settlement through the Euroclear System or CEDEL, S.A., if they are participants in DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions between DTC Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with a DTC Participant that maintains as account with DTC. The rules applicable to DTC and DTC Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through, and will be recorded on the records of, the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Certificates will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of such Certificates. The beneficial  ownership  interest  of the  owner of a  Book-Entry  Certificate  (a
"Certificate  Owner")  may only be  transferred  by  compliance  with the rules,
regulations   and   procedures  of  such   Financial   Intermediaries   and  DTC
Participants.

     DTC has no knowledge of the actual Certificate Owners; DTC's records reflect only the identity of the DTC Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC Participants and by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit DTC Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by DTC Participants to Financial Intermediaries and Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such DTC Participant (and not of DTC, the Depositor or any Trustee, Master Servicer, Special Servicer or Manager), subject to any statutory or regulatory requirements as may be in effect from time to time. Accordingly, under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) of Book-Entry Certificates will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the DTC Participants who in turn will exercise their rights through DTC. The Depositor has been informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more DTC Participants to whose account with DTC interests in the Book-Entry Certificates are credited. DTC may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Certificates.

     Because DTC can act only on behalf of DTC Participants, who in turn act on behalf of Financial Intermediaries and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as "Certificateholders" under and within the meaning of the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS
General

     The Certificates of each series will be issued pursuant to a Pooling Agreement. In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer, the Special Servicer and, if one or more REMIC elections have been made with respect to the Trust Fund, the REMIC Administrator. However, a Pooling Agreement that relates to a Trust Fund that includes MBS may include a Manager as a party, but may not include a Master Servicer, Special Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage

Asset Seller or an affiliate thereof may perform the functions of Master Servicer, Special Servicer, Manager or REMIC Administrator. If so specified in the related Prospectus Supplement, the Master Servicer may also perform the duties of Special Servicer, and the Master Servicer, the Special Servicer or the Trustee may also perform the duties of REMIC Administrator. Any party to a Pooling Agreement or any affiliate thereof may own Certificates issued thereunder; however, except in limited circumstances (including with respect to required consents to certain amendments to a Pooling Agreement), Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related Series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to it at its principal executive offices specified herein under "The Depositor".

Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the amortization term; and the original and outstanding principal balance.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Depositor will, as to each Mortgage Loan to be included in a Trust Fund, deliver, or cause to be delivered, to the related Trustee (or to a custodian appointed by the Trustee as described below) the Mortgage Note endorsed, without recourse, either in blank or to the order of such Trustee (or its nominee), the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or to the Trustee (or its nominee) in recordable form, together with any intervening assignments of the Mortgage with evidence of recording thereon (except for any such assignment not returned from the public recording office), and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling Agreement. Such assignments may be blanket assignments covering Mortgages on Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers, or causes to be delivered, to the related Trustee (or such custodian) a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because of a delay caused by the public recording office, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment as submitted for recording. The Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office. If the Depositor cannot deliver, with respect to any Mortgage Loan, the Mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling Agreement because such Mortgage or assignment has been lost, the Depositor will deliver, or cause to be delivered, to the related Trustee (or such custodian) a true and correct photocopy of such Mortgage or assignment with evidence of recording thereon. Unless otherwise specified in the related Prospectus Supplement, assignments of Mortgage to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer, the Special Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price generally equal to the unpaid principal balance thereof, together with accrued but unpaid interest through a date on or about the date of purchase, or at such other price as will be specified in the related Prospectus Supplement (in any event, the "Purchase Price"). If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective Mortgage Loan documentation, and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer or the Special Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so.

     The Trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the Mortgage Loans in any Trust Fund and to maintain possession of and, if applicable, to review the documents relating to such Mortgage Loans, in any case as the agent of the Trustee. The identity of any such custodian to be appointed on the date of initial issuance of the Certificates will be set forth in the related Prospectus Supplement.

Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, the Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at the applicable Purchase Price. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party, and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.

Collection and Other Servicing Procedures

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer for any Mortgage Pool, directly or through Sub-Servicers, will each be obligated under the related Pooling Agreement to service and administer the Mortgage Loans in such Mortgage Pool for the benefit of the related Certificateholders, in accordance with applicable law and further in accordance with the terms of such Pooling Agreement, such Mortgage Loans and any instrument of Credit Support included in the related Trust Fund. Subject to the foregoing, the Master Servicer and the Special Servicer will each have full power and authority to do any and all things in connection with such servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the Master Servicer and the Special Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans that it services and will be obligated to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided (i) such procedures are consistent with the terms of the related Pooling Agreement and (ii) do not impair recovery under any instrument of Credit Support included in the related Trust Fund. Consistent with the foregoing, the Master Servicer and the Special Servicer will each be permitted, in its discretion, unless otherwise specified in the related Prospectus Supplement, to waive any Prepayment Premium, late payment charge or other charge in connection with any Mortgage Loan.

     The Master Servicer and the Special Servicer for any Trust Fund, either separately or jointly, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. The related Prospectus Supplement will specify when and the extent to which servicing of a Mortgage Loan is to be transferred from the Master Servicer to the Special Servicer. In general, and subject to the discussion in the related Prospectus Supplement, a Special Servicer will be responsible for the servicing and administration of: (i) Mortgage Loans that are delinquent in respect of a specified number of scheduled payments; (ii) Mortgage Loans as to which the related borrower has entered into or consented to bankruptcy, appointment of a receiver or conservator or similar insolvency proceeding, or the related borrower has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a specified number of days; and (iii) REO Properties. If so specified in the related Prospectus Supplement, a Pooling Agreement also may provide that if a default on a Mortgage Loan has occurred or, in the judgment of the related Master Servicer, a payment default is reasonably foreseeable, the related Master Servicer may elect to transfer the servicing thereof, in whole or in part, to the related Special Servicer. Unless otherwise provided in the related Prospectus Supplement, when the circumstances no longer warrant a Special Servicer's continuing to service a particular Mortgage Loan (e.g., the related borrower is paying in accordance with the forbearance arrangement entered into between the Special Servicer and such borrower), the Master Servicer will resume the servicing duties with respect thereto. If and to the extent provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Special Servicer may perform certain limited duties in respect of Mortgage Loans for which the Master Servicer is primarily responsible (including, if so specified, performing property inspections and evaluating financial statements); and a Master Servicer may perform certain limited duties in respect of any Mortgage Loan for which the Special Servicer is primarily responsible (including, if so specified, continuing to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), making certain calculations with respect to such Mortgage Loan and making remittances and preparing certain reports to the Trustee and/or Certificateholders with respect to such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

     A mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the related Special Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as it deems necessary and appropriate. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a mortgagor files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. In general, the Master Servicer may approve such a request if it has determined, exercising its business judgment in accordance with the applicable servicing standard, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

     In the case of Mortgage Loans secured by junior liens on the related Mortgaged Properties, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then, unless otherwise specified in the related Prospectus Supplement, the Master Servicer and the Special Servicer will each be required to take, on behalf of the related Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be required to advance the necessary funds to cure the default or reinstate the Senior Lien, if such advance is in the best interests of the related Certificateholders and the Master Servicer or Special Servicer, as applicable, determines such advances are recoverable out of payments on or proceeds of the related Mortgage Loan.

Sub-Servicers

     A Master Servicer or Special Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related

Prospectus Supplement, such Master Servicer or Special Servicer will remain obligated under the related Pooling Agreement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide for servicing of the applicable Mortgage Loans consistent with the related Pooling Agreement. The Master Servicer and Special Servicer in respect of any Mortgage Asset Pool will each be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer or Special Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's or Special Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as the case may be, that retained it for certain expenditures which it makes, generally to the same extent such Master Servicer or Special Servicer would be reimbursed under a Pooling Agreement. See "-Certificate Account" and "-Servicing Compensation and Payment of Expenses".

Certificate Account

     General. The Master Servicer, the Trustee and/or the Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained the corresponding Certificate Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a noninterest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer, Trustee or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the following payments and collections received or made by the Master Servicer, the Trustee or the Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date) are to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or the Special Servicer as its servicing compensation or as compensation to the Trustee;

     (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower) ("Insurance

Proceeds" and "Condemnation Proceeds", respectively) and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise (such amounts, together with those amounts listed in clause (vii) below, "Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates;

     (v) any advances made with respect to delinquent scheduled payments of principal and interest on the Mortgage Loans;

     (vi) any amounts paid under any Cash Flow Agreement;

     (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "-Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates";

     (viii) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or the Special Servicer and is not otherwise retained by the Depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

     (ix) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy as described under "-Hazard Insurance Policies";

     (x) any amount required to be deposited by the Master Servicer, the Special Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer, the Special Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

     (xi) any other amounts received on or in respect of the Mortgage Loans required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

     (i) to make distributions to the Certificateholders on each Distribution Date;

     (ii) to pay the Master Servicer or the Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments and other collections of interest on the particular Mortgage Loans as to which such fees were earned;

     (iii) to reimburse the Master Servicer, the Special Servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and certain unreimbursed servicing expenses incurred by it, with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent late payments collected on the particular Mortgage Loans, Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such advances were made or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties, or if in the judgment of the Master Servicer, the Special Servicer or such other person, as applicable, such advances and/or expenses will not be recoverable from such amounts, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, the Special Servicer or any other specified person interest accrued on the advances and servicing expenses described in clause
(iii) above incurred by it while such remain outstanding and unreimbursed;

     (v) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "-Realization Upon Defaulted Mortgage Loans";

     (vi) to reimburse the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor, the Trustee, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "-Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor" and "-Certain Matters Regarding the Trustee";

     (vii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee, the REMIC
Administrator and any provider of Credit Support;

     (viii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

     (ix) to pay the Master Servicer, the Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     (x) to pay any servicing expenses not otherwise required to be advanced by the Master Servicer, the Special Servicer or any other specified person;

     (xi) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

     (xii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

     (xiii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

     (xiv) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

Modifications, Waivers and Amendments of Mortgage Loans

     The Master Servicer and the Special Servicer may each agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer or the Special Servicer, as the case may be, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of Credit Support. Unless otherwise provided in the related Prospectus Supplement, the Special Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.

Realization Upon Defaulted Mortgage Loans

     If a default on a Mortgage Loan has occurred or, in the Special Servicer's judgment, a payment default is imminent, the Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise. Unless otherwise specified in the related Prospectus Supplement, the Special Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously received a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund) and either:

          (i) such report indicates that (a) the Mortgaged Property is in compliance with applicable environmental laws and regulations and (b) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          (ii) the Special Servicer, based solely (as to environmental matters and related costs) on the information set forth in such report, determines that taking such actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (i)(b) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans-Environmental Considerations".

     A Pooling Agreement may grant to the Master Servicer, the Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined price (which, if less than the Purchase Price, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Special Servicer may offer to sell any defaulted Mortgage Loan if and when the Special Servicer determines, consistent with its normal servicing procedures, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. In the absence of any such sale, the Special Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion above.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless
(i) the Internal Revenue Service (the "IRS") grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing and any other tax-related limitations, the Special Servicer will generally be required to attempt to sell any Mortgaged Property so acquired on the same terms and conditions it would if it were the owner. Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer will also be required to ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from nonpermitted assets as described in Code Section 860F(a)(2)(B), and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2), with respect to such property. If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of its obligation to manage such Mortgaged Property as required under the related Pooling Agreement.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Special Servicer and/or the Master Servicer in connection with such Mortgage Loan, then, to the extent that such shortfall is not covered by any instrument or fund constituting Credit Support, the Trust Fund will realize a loss in the amount of such shortfall. The Special Servicer and/or the Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, any and all amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. In addition, if and to the extent set forth in the related Prospectus Supplement, amounts otherwise distributable on the Certificates may be further reduced by interest payable to the Master Servicer and/or Special Servicer on such servicing expenses and advances.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, neither the Special Servicer nor the Master Servicer will be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it
determines   (i)  that  such   restoration   will   increase   the  proceeds  to
Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Special Servicer or the Master Servicer, as the case may be, for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and/or amounts drawn on any instrument or fund constituting Credit Support.

Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer (or the Special Servicer with respect to Mortgage Loans serviced thereby) to use reasonable efforts to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer (or Special Servicer) to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer (or Special Servicer) under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's (or Special Servicer's) normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer (or Special Servicer) may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer (or Special Servicer) will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all additional sums that would have been deposited therein under an individual policy but were not because of such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin and domestic animals. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer (or Special Servicer) will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Master Servicer's (or Special Servicer's) normal servicing procedures. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance".

Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, including Mortgage Loans serviced by the related Special Servicer. If and to the extent described in the related Prospectus Supplement, a Special Servicer's primary compensation with respect to a series of Certificates may consist of any or all of the following components: (i) a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund, whether or not serviced by it;
(ii) an additional specified portion of the interest payments on each Mortgage Loan then currently serviced by it; and (iii) subject to any specified limitations, a fixed percentage of some or all of the collections and proceeds received with respect to each Mortgage Loan which was at any time serviced by it, including Mortgage Loans for which servicing was returned to the Master Servicer. Insofar as any portion of the Master Servicer's or Special Servicer's compensation consists of a specified portion of the interest payments on a Mortgage Loan, such compensation will generally be based on a percentage of the principal balance of such Mortgage Loan outstanding from time to time and, accordingly, will decrease with the amortization of the Mortgage Loan. As additional compensation, a Master Servicer or Special Servicer may be entitled to retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the related Certificate
Account. A more detailed description of each Master Servicer's and Special Servicer's compensation will be provided in the related Prospectus Supplement. Any Sub-Servicer will receive as its sub-servicing compensation a portion of the servicing compensation to be paid to the Master Servicer or Special Servicer that retained such Sub-Servicer.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer or Special Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants, payment of fees and disbursements of the Trustee and any custodians appointed thereby and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, may be required to be borne by the Trust Fund.

Evidence as to Compliance

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those Sub-Servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

     Each Pooling Agreement will also provide that, on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, the Master Servicer and Special Servicer shall each deliver to the related Trustee an annual statement signed by one or more officers of the Master Servicer or the Special Servicer, as the case may be, to the effect that, to the best knowledge of each such officer, the Master Servicer or the Special Servicer, as the case may be, has fulfilled in all material respects its obligations under the Pooling Agreement throughout the preceding year or, if there has been a material default in the fulfillment of any such obligation, such statement shall specify each such known default and the nature and status thereof. Such statement may be provided as a single form making the required statements as to more than one Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, copies of the annual accountants' statement and the annual statement of officers of a Master Servicer or Special Servicer may be obtained by Certificateholders upon written request to the Trustee.

Certain Matters Regarding the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor

     Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer, the Special Servicer and any REMIC Administrator to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. The Master Servicer and Special Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any director, officer, employee or agent of any of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the

Special Servicer, the REMIC Administrator, the Depositor and any director, officer, employee or agent of any of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties. In addition, each Pooling Agreement will provide that none of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor is a party, or any person succeeding to the business of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, will be the successor of the Master Servicer, the Special Servicer, the REMIC Administrator or the Depositor, as the case may be, under the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, a REMIC Administrator will be entitled to perform any of its duties under the related Pooling Agreement either directly or by or through agents or attorneys, and the REMIC Administrator will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include, without limitation, (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by any other party to the related Pooling Agreement, or to the Master Servicer, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Special Servicer to remit to the Master Servicer or the Trustee, as applicable, any amount required to be so remitted, which failure continues unremedied for five days after written notice thereof has been given to the Special Servicer by any other party to the related Pooling Agreement, or to the Special Servicer, with a copy to each other party to the related Pooling Agreement, by the Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights of such series; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the related Pooling Agreement, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (iv) any failure by a REMIC Administrator (if other than the Trustee) duly to observe or perform in any material respect any of its covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the REMIC Administrator by any other party to the related Pooling Agreement, or to the REMIC Administrator, with a copy to each other party to the related Pooling Agreement, by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee), and certain actions by or on behalf of the Master Servicer, the Special Servicer or the REMIC Administrator (if other than the Trustee) indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, when a single entity acts as Master Servicer, Special Servicer and REMIC Administrator, or in any two of the foregoing capacities, for any Trust Fund, an Event of Default in one capacity will constitute an Event of Default in each capacity.

Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer, the Special Servicer or a REMIC Administrator under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the defaulting party as Master Servicer, Special Servicer or REMIC Administrator, as applicable, under the Pooling Agreement (except that if the defaulting party is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to make such advances, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution or other entity that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     If the same entity is acting as both Trustee and REMIC Administrator, it may be removed in both such capacities as described under "-Resignation and Removal of the Trustee" below.

     No Certificateholder will have any right under a Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for sixty days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling

Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     Except as otherwise specified in the related Prospectus Supplement, each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by such Pooling Agreement, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (A) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (B) such change would not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or any designated portion thereof) as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling Agreement, or
(B) to restrict the transfer of the REMIC Residual Certificates, provided that the Depositor has determined that the then-current ratings of the classes of the Certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee (See "Certain Federal Income Tax Consequences-REMICs-Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" herein), (v) to make any other provisions with respect to matters or questions arising under such Pooling Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

         The Pooling Agreement may also be amended by the parties thereto with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66-2/3% (or such other percentage specified in the related Prospectus Supplement) of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling
Agreement or of modifying in any manner the rights of the holders of Certificates covered by such Pooling Agreement, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Pooling Agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be required to consent to any amendment to a Pooling Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC.

List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.

The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer, Special Servicer or REMIC Administrator and its affiliates.

Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, such Certificates or any underlying Mortgage Asset or related document and will not be accountable for the use or application by or on behalf of any Master Servicer or Special Servicer of any funds paid to the Master Servicer or Special Servicer in respect of the Certificates or the underlying Mortgage Assets. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.

Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of this duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.

Resignation and Removal of the Trustee

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates of the applicable series evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. Notwithstanding anything herein to the contrary, if any entity is acting as both Trustee and REMIC Administrator, then any resignation or removal of such entity as the Trustee will also constitute the resignation or removal of such entity as REMIC Administrator, and the successor trustee will serve as successor to the REMIC Administrator as well.


                          DESCRIPTION OF CREDIT SUPPORT

General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds, or any combination of the foregoing. If and to the extent so provided in the related Prospectus Supplement, any of the foregoing forms of Credit Support may provide credit enhancement for more than one series of Certificates.

     The Credit Support may not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are of a type not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers the Offered Certificates of more than one series and losses on the related Mortgage Assets exceed the amount of such Credit Support, it is possible that the holders of Offered Certificates of one (or more) such series will be disproportionately benefited by such Credit Support to the detriment of the holders of Offered Certificates of one (or more) other such series.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor, if any, under any instrument of Credit Support. See "Risk Factors-Credit Support Limitations".

Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. The related Prospectus Supplement will describe the nature of such default risks and the extent of such coverage.

Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or other financial institution specified in such Prospectus Supplement (the "Letter of Credit Bank"). Under a letter of credit, the Letter of Credit Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of some or all of the related Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the Letter of Credit Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument.

Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of certain collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of mortgage loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-Mortgage Loans". If a significant percentage of Mortgage Loans (or mortgage loans underlying MBS), by balance, are secured by properties in a particular state, relevant state laws, to the extent they vary materially from this discussion, will be discussed in the Prospectus Supplement. For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "-Bankruptcy Laws".

Personalty

         In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and nonjudicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public  Sale.  A third  party may be  unwilling  to  purchase  a  mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, may be nonrecourse. See "Risk Factors-Certain Factors Affecting Delinquency, Foreclosure and Loss of the Mortgage Loans-Limited Recourse Nature of the Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (nonstatutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.

Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "-Leases and Rents", the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

Environmental Considerations

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is the so called "secured creditor exemption".

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Certain Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. Such costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling Agreement will provide that neither the Master Servicer nor the Special Servicer, acting on behalf of the Trustee, may acquire title to a Mortgaged Property or take over its operation unless the Special Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans".

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments. In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

Junior Liens; Rights of Holders of Senior Liens

     If so provided in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans secured by junior liens, and the loans secured by the related Senior Liens may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Mortgage Loan. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgage Property, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the Certificates of the related series bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Mortgage Loan may be nonrecourse.

Subordinate Financing

     The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

Certain Laws and Regulations

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

Forfeitures in Drug and RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates of any series thereof, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor with respect to that series on the material matters associated with such consequences, subject to any qualifications set forth herein. Unless otherwise specified in the related Prospectus Supplement, counsel to the Depositor for each series will be Thacher Proffitt & Wood. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof may also apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the REMIC Administrator will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements other than guaranteed investment contracts are included in a Trust Fund, the anticipated material tax consequences associated with such Cash Flow Agreements also will be discussed in the related Prospectus Supplement. See "Description of the Trust Funds-Cash Flow Agreements".

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

     Classification of REMICs. With respect to each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--REMICs," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund (or applicable portion thereof) as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year.

Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The REMIC Administrator will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections of the Code) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections of the Code. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on Mortgage Loans held pending distribution is considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code, and Treasury regulations provide that real property acquired by foreclosure constitutes "qualifying real property loans" for purposes of section 593(d) of the Code.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the Depositor, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described below, in advance of the receipt of the cash attributable to such income. In addition,
Section  1272(a)(6)  of the Code  provides  special  rules  applicable  to REMIC
Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a reasonable prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the IRS.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing

Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC
Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" below for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that begins on a date that corresponds to a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the day preceding the immediately following Distribution Date, a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption, (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market  Discount.  A  Certificateholder  that  purchases  a  REMIC  Regular
Certificate  at a  market  discount,  that is,  in the  case of a REMIC  Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest and discount (including de minimis market or original issue discount) in income as interest, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "-Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment.

Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method,
(ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its Certificate Balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and certain other transactions. See "-Prohibited Transactions Tax and Other Taxes" below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "-Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate from the seller of such Certificate in connection with the acquisition of such REMIC
Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return. Such disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price.

Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount".

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other noninterest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "-Taxation of Owners of REMIC Residual Certificates-General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return with such thrift institution) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate 2% of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described above under "-Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be a capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium".

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related REMIC Administrator, Master Servicer, Special Servicer, Manager or Trustee, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a REMIC Administrator, a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Pooling Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the REMIC Administrator, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other nonindividuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount".

     Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are nonresident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling Agreement.

Grantor Trust Funds

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Grantor Trust Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of counsel to the Depositor for the applicable series as specified in the related Prospectus Supplement, subject to any qualifications set forth herein. In addition, counsel to the Depositor have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--Grantor Trust Funds," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Grantor Trust Fund as a grantor trust for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in Grantor Trust Certificates.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii) "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (iv) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of
Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is
"interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the
Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "-Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, the Master Servicer, the Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the

"Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "-Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "-Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "-Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or (iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above within the exception that it is less likely that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

     Further, under the rules described above in "-REMICs-Taxation of Owners of REMIC Regular Certificates-Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "-REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "-Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "-Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated on December 16, 1994 regarding contingent payment debt instruments. As in the case of the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

     In the absence of final Treasury regulations relating to debt instruments providing for contingent payments, a projected payment schedule under the "noncontingent bond method" is not intended to be provided to holders.

     Certificateholders   should  consult  their  tax  advisors  concerning  the
possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub-Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup   Withholding.   In   general,   the   rules   described   above  in
"-REMICs-Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "-REMICs-Foreign Investors in REMIC Certificates" above applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS

General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans"), and on persons who are fiduciaries with respect to such Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a Plan and persons ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code; collectively, "Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code or a penalty imposed pursuant to Section 502(i) of ERISA, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

Plan Asset Regulations

     A Plan's investment in Offered Certificates may cause the underlying Mortgage Assets and other assets included in a related Trust Fund to be deemed assets of such Plan. Section 2510.3-101 of the regulations (the "Plan Asset Regulations") of the United States Department of Labor (the "DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in an investing entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan may be assets of that Plan. Under the Plan Asset Regulations, the Trust Fund, including the Mortgage Asset Loans and the other assets held in the Trust Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such assets, the Depositor, the Master Servicer, any Special Servicer, any Sub-Servicer, any Manager, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan assets.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, any Special Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

     The Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" FHLMC Certificates, GNMA Certificates and FNMA Certificates, but do not include FAMC Certificates. Accordingly, even if such MBS (other than FAMC Certificates) included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such MBS (other than FAMC Certificates) would not be treated as assets of such Plans. Private label mortgage participations, mortgage pass-through certificates, FAMC Certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in the related Prospectus Supplement before purchasing any such Certificates.

Prohibited Transaction Exemptions

     In considering an investment in the Offered Certificates, a Plan fiduciary should consider the availability of prohibited transaction exemptions promulgated by the DOL including, among others, Prohibited Transaction Class Exemption ("PTCE") 75-1, which exempts certain transactions involving Plans and certain broker-dealers, reporting dealers and banks; PTCE 90-1, which exempts certain transactions between insurance company separate accounts and Parties in Interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and Parties in Interest; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager"; PTCE 95-60, which exempts certain transactions between insurance company general accounts and Parties in Interest; and PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager". There can be no assurance that any of these class exemptions will apply with respect to any particular Plan investment in the Certificates or, even if it were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the availability of other exemptions with respect to the Certificates offered thereby.

Insurance Company General Accounts

     In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Notes should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Consultation With Counsel

     Any Plan fiduciary which proposes to purchase Offered Certificates on behalf of or with assets of a Plan should consider its general fiduciary obligations under ERISA and should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of any prohibited transaction exemption in connection therewith.

Tax Exempt Investors

     A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-REMICs-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions".

                                LEGAL INVESTMENT

     If so specified in the related Prospectus Supplement, the Offered Certificates will constitute "mortgage related securities" for purposes of SMMEA. Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities", Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations such regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures". In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities". The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS (as defined herein). The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates, including Offered Certificates, will be treated as high-risk under the Policy Statement.

     The predecessor to the Office of Thrift Supervision (the "OTS") issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Offered Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Offered Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of certain investors either to purchase certain classes of Offered Certificates or to purchase any class of Offered Certificates representing more than a specified percentage of the investor's assets. The Depositor will make no representations as to the proper characterization of any class of Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor to cover expenses related thereto. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                             METHOD OF DISTRIBUTION

     The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the Offered Certificates of a particular series may be made through a combination of two or more of these methods. Such methods are as follows:

          1. By negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

          2. By placements by the Depositor with institutional investors through dealers; and

          3. By direct placements by the Depositor with institutional investors.

     In addition, if specified in the related Prospectus Supplement, the Offered Certificates of a series may be offered in whole or in part to the seller of the related Mortgage Assets that would comprise the Trust Fund for such Certificates.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of Offered Certificates of a particular series will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the Offered Certificates of any series will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Offered Certificates. Holders of Offered Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to any series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or institutional investors.


                                  LEGAL MATTERS

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Thacher Proffitt & Wood.

                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.


                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates might, in extreme cases fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of such certificates or the suitability of such certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -104-
                         INDEX OF PRINCIPAL DEFINITIONS

401(c) Regulations.......................................................99
Accrual Certificates......................................................4
Accrual Period    .......................................................74
Accrued Certificate Interest.............................................33
Act               .......................................................66
ADA               .......................................................69
ARM Loans         .......................................................20
Assisted Living Facilities...............................................21
Available Distribution Amount............................................32
Book-Entry Certificates..................................................31
Call Risk         .......................................................10
Cash Flow Agreement.......................................................6
CERCLA            .......................................................65
Certificate Account......................................................24
Certificate Balance.......................................................4
Certificate Owner .......................................................38
Certificates      ........................................................i
Closing Date      .......................................................73
Code              ........................................................7
Commercial Properties..............................................i, 2, 17
Commission        .......................................................iv
Committee Report  .......................................................73
Companion Class   .......................................................34
Concept           .......................................................22
Condemnation Proceeds....................................................46
Contributions Tax .......................................................84
Controlled Amortization Class............................................34
Controlled Amortization Classes...........................................3
Cooperatives      .......................................................17
CPR               .......................................................28
Credit Support    ........................................................6
Crime Control Act .......................................................69
Cut-off Date      ....................................................5, 33
Debt Service Coverage Ratio..............................................18
Definitive Certificates..................................................31
Depositor         ........................................................i
Determination Date...................................................26, 32
Deutsche Bank Group......................................................31
Distribution Date ........................................................4
Distribution Date Statement..............................................35
DMARC Trust       .......................................................30
DOL               .......................................................97
DTC               ....................................................v, 38
DTC Participants  .......................................................38
Due Dates         .......................................................19
Due Period        .......................................................26
Equity Participation.....................................................20
ERISA             ....................................................7, 97
Exchange Act      ........................................................v
Extension Risk    .......................................................10
FAMC              .......................................................23
FHLMC             .......................................................23
Financial Intermediary...................................................38
FNMA              .......................................................23
Garn Act          .......................................................67
GNMA              .......................................................23
Grantor Trust Certificates................................................7
Grantor Trust Fractional Interest Certificate............................88
Grantor Trust Fund.......................................................70
Health Care-Related Facilities...........................................20
Insurance Proceeds.......................................................45
IRS               ...................................................49, 70
Issue Premium     .......................................................79
Letter of Credit Bank....................................................58
Liquidation Proceeds.....................................................46
Loan-to-Value Ratio......................................................18
Lock-out Date     .......................................................19
Lock-out Period   .......................................................19
Manager           ........................................................1
Mark-to-Market Regulations...............................................82
Master Servicer   ........................................................1
MBS               .................................................i, 3, 16
MBS Administrator ........................................................1
MBS Agreement     .......................................................23
MBS Issuer        .......................................................23
MBS Servicer      .......................................................23
MBS Trustee       .......................................................23
Mortgage          .......................................................17
Mortgage Asset Pool.......................................................i
Mortgage Asset Seller....................................................16
Mortgage Assets   ....................................................i, 16
Mortgage Loans    .................................................i, 1, 16
Mortgage Notes    .......................................................17
Mortgage Rate     ........................................................2
Mortgaged Properties.....................................................17
Mortgages         .......................................................59
Multifamily Properties..........................................i, 1, 2, 17
Net Leases        .......................................................18
Net Operating Income.....................................................18
Nonrecoverable Advance...................................................35
Notional Amount   ........................................................4
Offered Certificates......................................................i
OID Regulations   .......................................................71
Originator        .......................................................17
OTS               ......................................................101
Parties in Interest......................................................97

Pass-Through Rate ........................................................4
Percentage Interest......................................................32
Permitted Investments....................................................45
Plan Asset Regulations...................................................97
Plans             .......................................................97
Policy Statement  ......................................................100
Pooling and Servicing Agreement...........................................3
Prepayment Assumption................................................73, 91
Prepayment Interest Shortfall............................................26
Prepayment Period .......................................................36
Prepayment Premium.......................................................19
Prohibited Transactions Tax..............................................84
Prospectus Supplement.....................................................i
PTCE              .......................................................98
Purchase Price    .......................................................41
Rating Agency     ........................................................7
Record Date       .......................................................32
Related Proceeds  .......................................................35
Relief Act        .......................................................69
REMIC             ..................................................iii, 70
REMIC Administrator...................................................iv, 1
REMIC Certificates.......................................................70
REMIC Provisions  .......................................................70
REMIC Regular Certificates................................................7
REMIC Regulations .......................................................71
REMIC Residual Certificates...............................................7
REO Property      .......................................................43
Residual Owner    .......................................................77
Restaurants       .................................................i, 2, 17
RICO              .......................................................69
Security Interest .......................................................22
Senior Certificates.......................................................3
Senior Housing Facilities................................................20
Senior Liens      .......................................................17
Skilled Nursing Facilities...............................................21
SMMEA             ........................................................7
SPA               .......................................................28
Special Servicer  ........................................................1
Stripped Interest Certificates............................................3
Stripped Principal Certificates...........................................3
Sub-Servicer      .......................................................44
Sub-Servicing Agreement..................................................45
Subordinate Certificates..................................................3
Superlien         .......................................................65
Tax Exempt Investor......................................................99
Tiered REMICs     .......................................................72
Title V           .......................................................68
Trust Assets      .......................................................iv
Trust Fund        ........................................................i
Trustee           ........................................................1
UBTI              .......................................................99
UCC               .......................................................60
Value             .......................................................19
Voting Rights     .......................................................37
Warranting Party  .......................................................42

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.


Filing Fee for Registration Statement .....................    $   151,556.74
Legal Fees and Expenses ...................................        250,000.00
Accounting Fees and Expenses ..............................        100,000.00
Trustee's Fees and Expenses
       (including counsel fees) ...........................         40,000.00
Blue Sky Fees and Expenses ................................          6,000.00
Printing and Engraving Fees ...............................         40,000.00
Rating Agency Fees ........................................        100,000.00
Miscellaneous .............................................         12,000.00
                                                               --------------
Total .....................................................    $   699,556.74
                                                               ==============


Indemnification of Directors and Officers (Item 15 of Form S-3).

     The Pooling Agreements will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling Agreements and related Certificates other than such expenses related to particular Mortgage Assets.

     Any underwriters who execute an Underwriting Agreement in the form filed as
Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 (the "Act") from certain information furnished to the Registrant by or on behalf of such indemnifying party.

     It is contemplated that the Registrant will enter into an Indemnification Agreement with Deutsche Bank North America Holding Corp., a Delaware corporation, pursuant to which Deutsch Bank North America Holding Corp. will be obligated to indemnify the Registrant and each officer, director or employee of the Registrant and certain others against certain liabilities under the Securities Act of 1933 or the Securities Exchange Act of 1934 or other laws to the extent such liabilities arise in connection with the issuance of securities under this Registration Statement.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

     The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections
(a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Exhibits (Item 16 of Form S-3).

  Exhibits--
       1.1* --    Form of Underwriting Agreement.
       3.1* --    Certificate of Incorporation.
       3.2* --    By-Laws.
       4.1* --    Form of Pooling and Servicing Agreement.
       5.1* --    Opinion of Thacher Proffitt & Wood with respect to legality.
       8.1* --    Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included with Exhibit 5.1).
      23.1* --    Consent of Thacher Proffitt & Wood (included as part of
                      Exhibit 5.1 and Exhibit 8.1).
      24.1* --    Power of Attorney.
---------------
* Previously filed.

Undertakings (Item 17 of Form S-3).

A.  Undertakings Pursuant to Rule 415.

     The undersigned Registrant hereby undertakes:

     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided however, that paragraphs
(a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration

Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) To provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

B.  Undertaking in Respect of Indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, The Commonwealth of Massachusetts on the 21st day of November 1996.


                                            DEUTSCHE MORTGAGE & ASSET
                                            RECEIVING CORPORATION

                                            By:     /s/ Nancy D. Smith
                                                    --------------------------
                                                    Nancy D. Smith
                                                    Director (President)


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                SIGNATURE                                    TITLE                                DATE

/s/ Nancy D. Smith                                 Director (President                       November 21, 1996
------------------------------------------         Chief Executive Officer)
Nancy D. Smith

*                                                  (Treasurer and Chief                      November 21, 1996
------------------------------------------
R. Douglas Donaldson                               Financial Officer)

*                                                  Director                                  November 21, 1996
------------------------------------------
Louise E. Colby





*By:   /s/ Nancy D. Smith
       ---------------------
       Nancy D. Smith
       Attorney-in-fact pursuant to a previously filed power of attorney

